           As filed with the Securities and Exchange Commission on April 1, 2009

                                            1933 Act Registration No. 333-125790

                                             1940 Act Registration No. 811-09241

                                                              CIK No. 0001080299
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 5

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 37

             Lincoln Life Flexible Premium Variable Life Account S
                           (Exact Name of Registrant)

                          Lincoln Corporate Variable 5
                        Lincoln Corporate Commitment VUL

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                           (Exact Name of Depositor)

                           1300 South Clinton Street
                           Fort Wayne, Indiana 46802
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Dennis L. Schoff, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                            Ft. Wayne, Indiana 46802
                    (Name and Address of Agent for Service)

                                    Copy To:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2008 was filed March 13, 2009.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/x/ on May 1, 2009 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on __________________ pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be April 8, 2009.

       SUPPLEMENT DATED MAY 1, 2009 TO PROSPECTUSES DATED MAY 1, 2009

          LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
 PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC VUL

           LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
               PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

        LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
           PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

ISSUED BY THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy.

A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies.

                       _______________________________

The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

   - BRANDES INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Brandes Investment Partners, LP)
     THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   - BUSINESS OPPORTUNITY VALUE FUND: Long-term capital appreciation. (Subadvised by Iridian Asset Management LLC)
     THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   - FRONTIER CAPITAL APPRECIATION FUND: Maximum capital appreciation. (Subadvised by Frontier Capital Management Company LLC)
     THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   - TURNER CORE GROWTH FUND: Long-term capital appreciation.
     (Subadvised by Turner Investment Partners, Inc.)
     THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

                             PROSPECTUS 1

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM1
Hartford, CT 06103-1106
(877) 533-0117

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------

     This prospectus describes Lincoln Corporate Variable 5, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "We", "Us", "Our"). This corporate-owned policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.



     The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features. Please check with your financial advisor regarding their availability.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectuses which are furnished with this prospectus. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families.

                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series


                  o BlackRock Variable Series Funds, Inc.


                  o Delaware VIP Trust

                  o DWS Investments VIT Funds


                  o DWS Variable Series II


                  o Fidelity Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Janus Aspen Series

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust


                  o PIMCO Variable Insurance Trust




Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.




Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.




To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.





                         Prospectus Dated: May 1, 2009

                                 Table of Contents






Contents                                               Page
------------------------------------------------      -----
POLICY SUMMARY..................................         4
    Benefits of Your Policy.....................         4
    Risks of Your Policy........................         4
    Charges and Fees............................         5
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT...........................         9
    Fund Participation Agreements...............        10
    Distribution of the Policies and
      Compensation..............................        10
    Sub-Accounts and Funds......................        11
    Sub-Account Availability and Substitution of
      Funds.....................................        16
    Voting Rights...............................        16
POLICY CHARGES AND FEES.........................        17
    Premium Load; Net Premium Payment...........        18
    Surrender Charges...........................        18
    Partial Surrender Fee.......................        18
    Transfer Fee................................        18
    Mortality and Expense Risk Charge...........        18
    Cost of Insurance Charge....................        19
    Administrative Fee..........................        19
    Policy Loan Interest........................        19
    Rider Charges...............................        20
    Case Exceptions.............................        20
YOUR INSURANCE POLICY...........................        20
    Application.................................        21
    Owner.......................................        21
    Right-to-Examine Period.....................        22
    Initial Specified Amount....................        22
    Transfers...................................        22
    Market Timing...............................        23
    Dollar Cost Averaging.......................        25
    Automatic Rebalancing.......................        25
    Riders......................................        25


Contents                                               Page
------------------------------------------------      -----
    Continuation of Coverage....................        33
    Paid-Up Nonforfeiture Option................        33
    Coverage Beyond Maturity....................        33
    Termination of Coverage.....................        34
    State Regulation............................        34
PREMIUMS........................................        34
    Allocation of Net Premium Payments..........        34
    Planned Premiums; Additional Premiums.......        34
    Life Insurance Qualification................        35
    Policy Values...............................        35
DEATH BENEFITS..................................        36
    Death Benefit Options.......................        36
    Changes to the Initial Specified Amount and
      Death Benefit Options.....................        37
    Death Benefit Proceeds......................        38
POLICY SURRENDERS...............................        38
    Partial Surrender...........................        38
POLICY LOANS....................................        39
LAPSE AND REINSTATEMENT.........................        40
    Reinstatement of a Lapsed Policy............        40
TAX ISSUES......................................        40
    Taxation of Life Insurance Contracts in
      General...................................        40
    Policies That Are MECs......................        41
    Policies That Are Not MECs..................        42
    Other Considerations........................        42
    Fair Market Value of Your Policy............        43
    Tax Status of Lincoln Life..................        44
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS..................................        44
LEGAL PROCEEDINGS...............................        44
FINANCIAL STATEMENTS............................        44
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION........................        45

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of underlying funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the underlying funds. You may also allocate premiums and accumulation values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each underlying fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's accumulation value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.


Policy values in the General Account. Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. See, "Lincoln Life, The Separate Account and The General Account."

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the General Account. Moreover, unlike assets held in the Company's Separate Account, under which the Sub-Accounts, reside, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding policy loans or any amounts that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.


Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.




Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.



                                     Table I: Transaction Fees
                                         When Charge                           Amount
           Charge                        is Deducted                          Deducted
 Maximum sales charge             When you pay a premium.        5.0% of each premium payment.
 imposed on premiums
 Premium Tax                      When you pay a premium.        A maximum of 5.0% of each premium
                                                                 payment.1
 Deferred Acquisition Cost        When you pay a premium.        1.0% of each premium payment.
 (DAC) Tax

                                              Table I: Transaction Fees
                                         When Charge                                       Amount
         Charge                          is Deducted                                      Deducted
 Surrender Charge             Upon full surrender of your            There is no charge for surrendering your policy.
                              policy.
 Partial Surrender Fee        When you take a partial                There is no charge for a partial surrender.
                              surrender of your policy.
 Fund Transfer Fee            Applied to any transfer request        Guaranteed not to exceed $25.
                              in excess of 24 made during
                              any policy year.


     1 Charges range from 0.0% to 5.0%, depending on the state of issue.


Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



                    Table II: Periodic Charges Other Than Fund Operating Expenses
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Cost of Insurance*             Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $83.33 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of net amount at risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative insured                           guaranteed maximum monthly cost of insurance
                                                   rate is $0.38 per $1,000 of net amount at risk.
 Mortality and Expense          Monthly            Monthly charge as a percentage of the value of
 Risk Charge ("M&E")                               the Sub-Accounts, guaranteed at a maximum
                                                   effective annual rate of 0.50%.
 Administrative Fee*            Monthly            A maximum flat fee of $10 per month in all
                                                   years.
  Maximum and                                      There is an additional monthly charge ranging
  Minimum Charge                                   from a maximum of $0.17 per $1,000 of
                                                   specified amount to a minimum of $0.00 per
                                                   $1,000 of specified amount.
  Charge for a                                     For a male or female age 45, the maximum
  Representative insured                           additional monthly charge is $0.06 per $1,000 of
                                                   specified amount.

                  Table II: Periodic Charges Other Than Fund Operating Expenses
                              When Charge                             Amount
         Charge               is Deducted                            Deducted
 Policy Loan Interest        Annually           The annual rate charged against the loan balance
                                                will be the greater of 3.5%, or Moody's
                                                Investors Service, Inc. Corporate Bond Yield
                                                Average - Monthly Average Corporates for the
                                                calendar month which ends two months prior to
                                                the policy anniversary.



              Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                  When Charge                             Amount
           Charge                 is Deducted                            Deducted
 Rider Charges                                      Individualized based on optional Rider(s)
                                                    selected.
 Term Insurance Rider*           Monthly
  Maximum and                                       The monthly cost of insurance rates for standard
  Minimum Charge                                    issue individuals ranges from a guaranteed
                                                    maximum of $83.33 per $1,000 per month to a
                                                    guaranteed minimum of $0.00 per $1,000 per
                                                    month of net amount at risk.

                                                    Individuals with higher mortality risk than
                                                    standard issue individuals can be charged from
                                                    125% to 800% of the standard rate.
  Charge for a                                      For a male or female, age 45, nonsmoker, the
  Representative Insured                            guaranteed maximum monthly cost of insurance
                                                    rate is $0.38 per $1,000 of net amount at risk.
  Alternative Policy Loan        N/A                There is no charge for this rider.
  Rider
  Enhanced Surrender             N/A                There is no charge for this rider.
  Value Rider
  Adjustable Benefit             N/A                There is no charge for this rider.
  Enhancement Rider
  Change of Insured              N/A                There is no charge for this rider.
  Rider


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.



Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        3.90% 2         0.33%
 (12b-1) fees, and other expenses.




  2 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 3.20%. These waivers and reductions generally extend through April 30, 2010 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life.


Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.


Lincoln Life Flexible Premium Variable Life Account S (Separate Account) is a Separate Account of the Company which was established on November 2, 1998. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Department of Insurance.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.




Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Janus Aspen Series, Lincoln Variable Insurance Products Trust and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. One of the broker-dealer firms is Lincoln Financial Advisors Corporation ("LFA"), which is an affiliate of the Company. The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 140% of first year premium and 5% of all other premiums paid. The amount of compensation may be affected by choices the policy owner has made when the policy was applied for, including the choices of riders, which may result in equivalent amounts paid over time. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.


These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.


Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.




Sub-Accounts and Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate underlying fund. You do not invest directly in these underlying funds. The investment performance of each Sub-Account will reflect the investment performance of the underlying fund.

We create Sub-Accounts and select the underlying funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given underlying fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the underlying funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.


There is no assurance that the investment objective of any of the underlying funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each underlying fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and underlying funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The underlying funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each underlying fund, its objectives and past performance may be found in that fund's prospectus.



AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.


   o AllianceBernstein Global Thematic Growth Portfolio (Class A): Maximum capital appreciation.
     (formerly AllianceBernstein Global Technology Portfolio)


   o AllianceBernstein Growth and Income Portfolio (Class A): Growth and income.

   o AllianceBernstein International Value Portfolio (Class A): Long-term growth.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.


   o Income and Growth Fund (Class I): Capital growth; income is secondary. This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


   o Inflation Protection Fund (Class II): Long-term total return.


   o International Fund (Class I): Capital appreciation.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.



American Funds Insurance Series, advised by Capital Research and Management
     Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.

   o Growth-Income Fund (Class 2): Growth and income.

   o High-Income Bond Fund (Class 2): High current income.

   o International Fund (Class 2): Long-term growth.

   o U.S. Government/AAA Rated Securities Fund (Class 2): High current income.



BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

   o Global Allocation V.I. Fund (Class I): High total return.
     This fund will be available on or about May 18, 2009. Consult your financial advisor.


Delaware VIP Trust, advised by Delaware Management Company.


   o Diversified Income Series (Standard Class): Total return.

   o Emerging Markets Series (Standard Class): Capital appreciation.


   o High Yield Series (Standard Class): Total return.

   o Limited-Term Diversified Income Series (Standard Class): Total return. (formerly Capital Reserves Series)

   o REIT Series (Standard Class): Total return.
     This fund will be available to all cases on or about May 18, 2009. Consult your financial advisor.


   o Small Cap Value Series (Standard Class): Capital appreciation.

   o Trend Series (Standard Class): Capital appreciation.

   o U. S. Growth Series (Standard Class): Capital appreciation.

   o Value Series (Standard Class): Capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.

   o DWS Equity 500 Index VIP (Class A): Capital appreciation.
     (Subadvised by Northern Trust Investments, Inc.)

     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


   o DWS Small Cap Index VIP (Class A): Capital appreciation.

     (Subadvised by Northern Trust Investments, Inc.)
     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


DWS Variable Series II, advised by Deutsche Asset Management, Inc. and subadvised by RREEF America L.L.C.

   o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A): Capital appreciation.
     This fund will be available on or about May 18, 2009. Consult your financial advisor.



Fidelity Variable Insurance Products, advised by Fidelity Management & Research
     Company.


   o Asset Manager Portfolio (Service Class): High total return.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


   o Contrafund Portfolio (Service Class): Long-term capital appreciation.

   o Growth Portfolio (Service Class): Capital appreciation.

   o Mid Cap Portfolio (Service Class): Long-term growth.

   o Overseas Portfolio (Service Class): Long-term growth.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


   o Franklin Income Securities Fund (Class 1): Current income.


   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.


   o Franklin U.S. Government Fund (Class 1): Income.

   o Mutual Shares Securities Fund (Class 1): Capital appreciation.


   o Templeton Global Bond Securities Fund (Class 1): High current income. This fund is available only to existing cases as of May 18, 2009. Consult your financial advisor.
     (formerly Templeton Global Income Securities Fund)

   o Templeton Growth Securities Fund (Class 1): Long-term capital growth. (Subadvised by Templeton Asset Management Ltd.)
     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.



Janus Aspen Series, advised by Janus Capital Management LLC.


   o Flexible Bond Portfolio (Service Shares): Maximum total return.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.


   o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)

   o LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)
     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

   o LVIP Capital Growth Fund (Standard Class): Capital growth.
     (Subadvised by Wellington Management Company, LLP)


   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
      Return.
     (Subadvised by Cohen & Steers Capital Management)


   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)


   o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)


   o LVIP Delaware Foundation Aggressive Allocation Fund (Standard Class):
      Long-term capital growth.
     (Subadvised by Delaware Management Company)
     This fund will not be available until the merger with the LVIP UBS Global Asset Allocation Fund is complete.
     This fund will be available only to existing cases as of May 18, 2009. Consult your financial advisor.
     (formerly LVIP UBS Global Asset Allocation Fund)


   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP FI Equity-Income Fund (Standard Class): Income.
     (Subadvised by Pyramis Global Advisors LLC)


   o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited)
     This fund will be available on or about May 18, 2009. Consult your financial advisor.


   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

   o LVIP Marsico International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)

   o LVIP MFS (Reg. TM) Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.

     (Subadvised by Delaware Management Company)

   o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 index.

     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)


   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)


   o LVIP UBS Global Asset Allocation Fund (Standard Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global
AM))


 The Board of Trustees of the Lincoln Variable Insurance Products Trust has approved a reorganization pursuant to which the assets of the LVIP UBS Global Asset Allocation Fund would be acquired and the liabilities of such fund would be assumed by the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund in exchange for shares of the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund. This reorganization is subject to the approval of the LVIP UBS Global Asset Allocation Fund's shareholders. This reorganization is expected to occur in June 2009. This fund is available only to existing cases as of May 18, 2009. Consult your financial advisor.


   o LVIP Wilshire 2010 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2020 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2030 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2040 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)


   o LVIP Wilshire Aggressive Profile Fund (Standard Class)(2): Long-term growth of capital.
     (Subadvised by Wilshire Associates Incorporated)


   o LVIP Wilshire Conservative Profile Fund (Standard Class)(2): Current income.
     (Subadvised by Wilshire Associates Incorporated)


   o LVIP Wilshire Moderate Profile Fund (Standard Class)(2): Growth and income.
     (Subadvised by Wilshire Associates Incorporated)


   o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class)(2):
      Growth and income.
     (Subadvised by Wilshire Associates Incorporated)

MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company


   o Growth Series (Initial Class): Capital appreciation.


   o Total Return Series (Initial Class): Total return.

   o Utilities Series (Initial Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

   o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     (Subadvised by Neuberger Berman, LLC)

     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


   o Regency Portfolio (I Class): Long-term growth.
     (Subadvised by Neuberger Berman, LLC)

     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


PIMCO Variable Insurance Trust, advised by PIMCO

   o PIMCO VIT Commodity Real Return Strategy Portfolio (Administrative Class):
Maximum real return.
     This fund will be available on or about May 18, 2009. Consult your financial advisor.


(1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

(2) The Lincoln Variable Insurance Products Trust LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP 2030 Wilshire Profile Fund, LVIP Wilshire 2040 Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, and LVIP Wilshire Moderately Aggressive Profile Fund are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:


1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policy owner allocations; or


3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.



Voting Rights


The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.



POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

The current charges for premium load and mortality and expense risk vary by specific criteria of your policy. These criteria include:

o the initial policy premium, and the total premiums expected to be paid,
o total assets under management with the Company,
o the purpose for which the policies are being purchased,
o the level of plan administration services required.

Differences in charges will not be unfairly discriminatory to any owners. Specific charges are shown on the policy specifications page.

In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each underlying fund is contained in that fund's prospectus.

The monthly deductions, including the cost of insurance charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account. The monthly deductions are made on the "monthly deduction day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly deduction day is non-existent for that month, or is not a valuation day, then the monthly deduction day is the next valuation day.

If the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We deduct a portion from each premium payment. This amount, referred to as "premium load," covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The premium payment, after deduction of the premium load, is called the "net premium payment." Target premium is based on the maximum annual premium allowed under the Internal Revenue Code for a policy which is not a modified endowment contract, providing a death benefit equal to the specified amount and paying seven level, annual premiums. See the Tax Issues section later in this prospectus. The target premium is shown in the policy specifications.

Sales Charge.  The current sales charge ranges are:



                     Portion of Premium        Portion of Premium
                         Paid up to            Paid greater than
 Policy Years          Target Premium            Target Premium
--------------      --------------------      -------------------
       1                   3.5%                      0.5%
       2                   3.0%                      0.5%
       3                   2.0%                      0.5%
      4-7                  1.0%                      0.5%
      8+                   0.5%                      0.5%

The sales charge is guaranteed to be no higher than 5.0% of the total premium paid in any policy year.

Premium Tax. We deduct an explicit premium tax equal to state and municipal premium tax from each premium payment. The tax ranges from 0% to 5% depending upon the state of issue.

Deferred Acquisition Cost (DAC) Tax. We deduct a 1.0% charge from each premium payment to help offset the company's tax liability associated with the policy's acquisition costs.

For the purpose of calculating current and maximum premium loads, an increase in specified amount is treated as a newly issued policy.



Surrender Charges

There are no surrender charges for your policy.



Partial Surrender Fee

There is no surrender charge or administrative fee imposed on partial surrenders.



Transfer Fee

The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per policy year.



Mortality and Expense Risk Charge

We assess a monthly mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated.

Current mortality and expense risk charges, on an annualized basis, are within the ranges below, based on the level of average annual planned premium:



                       Annualized Mortality
  Policy Years         Expense Risk Charge
----------------      ---------------------
      1-10                 0.10%-0.40%
      11-20                0.10%-0.20%
  21 and after                0.10%

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.



Cost of Insurance Charge

A significant cost of variable life insurance is the "cost of insurance" charge. This charge is the portion of the monthly deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses including taxes.

The cost of insurance charge depends on the insured's age, underwriting category, the policy duration, and the current net amount at risk. The net amount at risk is the death benefit minus the policy value and it may vary with investment performance, premium payment patterns, and charges. The rate on which the monthly deduction for the cost of insurance is based will generally increase each policy year as the insured ages. Cost of insurance rates are generally lower for healthy individuals.

The cost of insurance is determined monthly. The cost is calculated by subtracting the policy value from the death benefit, and multiplying the result (the "net amount at risk") by the applicable cost of insurance rate as determined by the Company. The maximum monthly cost of insurance rate for standard risks is $83.33 per $1,000 per month of net amount at risk. Individuals with a higher mortality risk than standard risks can be charged from 125% to 800% of the standard rates.

The current cost of insurance charge may be less than the guaranteed maximum cost of insurance charge, but it will never exceed the guaranteed maximum cost of insurance charge. A schedule of guaranteed maximum cost of insurance rates is part of your policy.



Administrative Fee

The monthly administrative fee as of the date of policy issue is $6.00 per month in all policy years. The Company may change this fee after the first policy year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of specified amount that varies with the insured's age. This charge will never exceed $0.17 per $1,000 of specified amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody's Investors Service, Inc. Corporate Bond Yield Average-Monthly Average Corporates for the calendar month which ends two months prior to the policy anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the policy is issued.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.



Rider Charges

Term Insurance Rider. This optional rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. There are monthly cost of insurance charges for this rider, based on the policy duration, and the age and underwriting category of the insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.



Case Exceptions

We reserve the right to reduce premium loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:

o the number of lives to be insured,

o the total premiums expected to be paid,

o total assets under management with the Company,

o the nature of the relationship among the insured individuals,

o the purpose for which the policies are being purchased,

o expected persistency of the individual policies, and

o any other circumstances which we believe to be relevant to the expected reduction of our expenses.

Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any owners.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; date of issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.


Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.


We cannot process your requests for transactions relating to the policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


We allow electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.




Application


If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, if required, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the insured's age, underwriting category, the policy duration, and the current net amount at risk.


A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The owner on the date of policy issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) either of two life insurance qualification methods;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.


You are entitled to exercise rights and privileges of your policy as long as the insured is living and before the maturity date. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature on the written request.




Right-to-Examine Period

You may return your policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will refund to you either all premium payments or the policy value plus any charges and fees depending on the state of issue of your policy. If a premium payment was made by check, there may be a delay until the check clears.

If your policy is issued in a state that requires return of premium payments, any net premium payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the policy is returned for cancellation within the right-to-examine period, we will return the full amount of any premium payments made.

If your policy is issued in a state that provides for return of value, any net premium payments received before the end of the right-to-examine period will be allocated directly to the Sub-Accounts or the Fixed Account, if applicable, as you designate. The owner bears the risk of a decline in Sub-Account values. If the policy is returned for cancellation within the right-to-examine period, we will return the policy value, plus any charges and fees deducted, as of the date the cancelled policy is received at our Administrative Office.



Initial Specified Amount


You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.




Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per year.

We reserve the right to restrict transfers of a portion of the Fixed Account value to one or more Sub-Accounts to a period within 45 days following the policy anniversary. The transfer will be effective as of the next valuation period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account value during the prior 5 years or $1,000.


Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.


Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the underlying funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

You should be aware that the purchase and redemption orders received by underlying funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the underlying funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the underlying funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the underlying funds. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the underlying fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the underlying funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain underlying funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the underlying funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment adviser, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some underlying funds also may impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

Dollar Cost Averaging

Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your policy is in force.

By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar cost averaging will not assure a profit or protect against a declining market.

You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

Dollar cost averaging terminates automatically:

1) if the value in the Money Market Sub-Account is insufficient to complete the next transfer;

2) one week after our Administrative Office receives a request for termination in writing, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your policy is surrendered.



Automatic Rebalancing

You may elect to participate in automatic rebalancing. There is currently no charge for this program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the owner. If automatic rebalancing is elected, all net premium payments allocated to the Sub-Accounts will be subject to automatic rebalancing.

You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.



Riders


We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.


Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.

Term Insurance Rider. The policy can be issued with a Term Insurance Rider as a portion of the total death benefit. The rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. This rider will continue in effect unless canceled by the owner. The amount of coverage provided under the rider's benefit amount varies from month to month.

The benefit amount is the target face amount minus the basic policy specified amount. Refer to your policy specifications for the benefit amount.

The cost of the rider is added to the monthly deductions, and is based on the insured's premium class, issue age and the number of policy years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.

The rider's death benefit is included in the total death benefit paid under the policy.

Alternative Policy Loan Rider. The policy can be issued with an Alternative Policy Loan Rider. There is no charge for this rider. The rider must be elected at application and may not be available on all policies. The rider may be added after issue with the company's consent. This rider allows a policy owner to borrow a portion of the surrender value of the policy, as defined in the section of the prospectus headed "Policy Surrenders," without removing cash value from the Fixed Account and Sub-Accounts or transferring any amount to the loan balance, subject to certain limitations. See the section headed "Maximum Alternative Policy Loan Balance" for more information.

The standard policy loan provision remains available when this rider is in effect. An alternative policy loan may be taken in lieu of, or in addition to, a standard policy loan.

Alternative Policy Loan. If the policy has a surrender value, you may request to take an alternative policy loan. Outstanding alternative policy loans and accrued interest reduce the policy's surrender value and death benefit. The company will grant an alternative policy loan against the policy provided:

a) a loan agreement is properly executed;

b) a satisfactory assignment of the policy to the company is made; and

c) the alternative policy loan balance does not exceed the maximum alternative policy loan balance.
     (See the section headed "Maximum Alternative Policy Loan Balance" for more information.)

An assignment of the policy to the company authorizes the company to collect a portion of the policy's account value or death benefit equal to the amount of any alternative policy loan balance at the time the policy is surrendered or a death benefit becomes payable. If an alternative policy loan balance is outstanding when the policy is surrendered or when the insured dies, the amount collected by the company through the assignment will reduce the amount otherwise payable as surrender proceeds or as a death benefit.

Alternative Policy Loan Balance. The amount of any outstanding alternative policy loan, plus any due and unpaid interest.

Maximum Alternative Policy Loan Balance. On each valuation day, the maximum alternative policy loan balance is the sum of

1. the balance in the Money Market account multiplied by 0.90, and

2. the alternative policy loan factor multiplied by

     a) the sum of the Fixed Account value and the Sub-Account value, less

     b) the value in the Money Market account

The Sub-Account value is the sum of the current values of all Sub-Accounts in which you have invested. The alternative policy loan factor on the date of issue is shown on the policy specifications page. The company may change the available maximum alternative policy loan balance based on market conditions, the interest rate environment, and the total value of the Fixed Account and the Sub-Accounts, including the Money Market account. A change in the maximum alternative policy loan balance will be based on a change in the alternative policy loan factor. If the maximum alternative policy loan balance is reduced, the amount of any alternative policy loan balance which exceeds the reduced maximum alternative policy loan balance will effect a transfer to the Money Market account from the Fixed Account and other Sub-Accounts as follows. We will notify you in writing if the maximum alternative policy loan balance is reduced or there is a transfer to the Money Market account from the Fixed Account and the other Sub-Accounts.

There will be a transfer to the Money Market account from the Fixed Account and the other Sub-Accounts

  a) on any monthly anniversary day when the alternative policy loan balance exceeds the maximum alternative policy loan balance, or

  b) on any day when the alternative loan balance exceeds the maximum alternative policy loan balance by more than 5%.

If there is a transfer to the Money Market account from the Fixed Account and the other Sub-Accounts, the amount transferred will be equal to:

  a) the difference between the alternative policy loan balance and the maximum alternative policy loan balance, divided by

     b) 0.90 minus the alternative policy loan factor.

The amount of such transfers from the Fixed Account and the other Sub-Accounts will be in proportion to the account value allocated to those accounts. If you wish to prevent conversion to a standard policy loan, you may instruct us to transfer a portion of the alternative policy loan balance from the Fixed Account and Sub-Accounts to the Lincoln Money Market Fund in order to maintain an alternative policy loan balance which does not exceed the maximum alternative policy loan balance. These transfers do not count against the free transfers available.

Total Loan Balance. This is the total amount of all outstanding policy loans, whether taken as a standard policy loan or as an alternative policy loan. The total loan balance may not exceed 90% of the total account value of the policy.


Total Loan Balance Repayment. The total loan balance will be reduced by the amount of any repayment of the alternative policy loan or standard policy loan. Any repayment of indebtedness, other than loan interest, will be applied first to any standard policy loans until paid, then to any alternative policy loan balance, unless otherwise agreed to in writing by you and the company

Alternative Policy Loan Interest. Interest will accrue on the alternative policy loan balance. Interest charged on the alternative policy loan balance accrues daily and is payable annually on each policy anniversary or as otherwise agreed to in writing by you and the company. The accrued loan interest amount, if not paid, will be added to the alternative policy loan balance.

The interest rate charged on the alternative policy loan balance is based on a published monthly average. The maximum monthly average will be "Moody's Corporate Bond Yield Average - Monthly Average Corporates" as published by Moody's Investors Service, Inc., or any successor to that service. You may obtain the applicable monthly average at any time by contacting the Company.

The interest rate charged on the alternative policy loan balance during any policy year will not exceed the maximum rate for that year. The maximum rate will be the greater of:

1) Moody's Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months before the month in which the policy anniversary occurs; or

2) 4.25%

The maximum interest rate charged is limited only by the maximum interest rate allowed by law in the state in which the policy is issued.

We may change the interest rate charged on the alternative policy loan balance during the policy year. We will notify you of the current alternative policy loan interest rate at the time the alternative policy loan is requested. We will notify you in writing within 30 days if there is a change in the loan interest rate applicable to any existing alternative policy loan balance.


Transfer of Loan Balances. You may request in writing to transfer all, or a portion, of the alternative policy loan balance to the standard policy loan balance. You may also request in writing to transfer all, or a portion, of a standard policy loan balance to the alternative policy loan balance as long as this does not cause the alternative policy loan balance to exceed the maximum alternative policy loan balance. Converting all or a portion of an alternative policy loan balance to a standard policy loan will cause an amount equal to the converted loan balance to be transferred from the Fixed Account and Sub-Accounts to the loan collateral account in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. Converting all or a portion of a standard policy loan balance to an alternative policy loan will cause an amount equal to the converted loan balance amount to be transferred from the loan collateral account to the Fixed Account and Sub-Accounts in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time.


The effective rate of interest for a standard policy loan will not exceed 1.25%, based on the difference between the rate of interest charged on the outstanding policy loan balance and the rate of interest credited on amounts transferred to the loan balance. Because an alternative policy loan does not cause any portion of the policy value to be transferred to the loan balance, the effective rate of interest for an alternative policy loan will be the difference between the rate of interest charged on the alternative policy loan balance and the performance of the Sub-Accounts to which account value has been allocated. Therefore, the effective rate of interest for an alternative policy loan could be higher or lower than the effective rate of interest for a standard policy loan. The benefit, if any, of choosing an alternative policy loan over a standard policy loan will depend on the investment experience of the Sub-Accounts.

Enhanced Surrender Value Rider. The policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the date of issue of the policy only with Lincoln Life's consent. There is no cost for this rider.

This rider provides two additional benefits:

a) surrender value benefit: an extra benefit in the event of a full surrender of the policy, and

b) expense reduction benefit: a reduction in expense charges and fees in the policy.


A. Surrender value benefit.


Under this rider, the full surrender value of the policy will equal:

a) the policy value on the date of surrender; less

b) the loan balance plus any accrued interest; plus

c) the surrender value enhancement benefit, if any.

The surrender value enhancement benefit is an amount equal to the lesser of (a) or (b), where:

a) is the target enhancement amount; and

b) is the maximum enhancement amount.

Target enhancement amount. On any monthly deduction day, the target enhancement amount is equal to the target surrender value less the total account value of the policy. For purposes of this rider, if the target enhancement amount is negative, it will be considered to be zero.

Target surrender value. On each monthly deduction day, the target surrender value will be calculated as (1), plus (2), plus (3), minus (4), where:

1) is the target surrender value on the immediately preceding monthly deduction day.

2) is all premiums received since the immediately preceding monthly deduction day.

3) is monthly equivalent interest on items (1) and (2) calculated using the annual target yield rate shown on target yield rate table.

4) is the amount of any partial surrenders since the immediately preceding monthly deduction day.

On the date of issue, the target surrender value will be the initial premium received. On any day other than the date of issue or a monthly deduction day, the target surrender value will be the target surrender value as of the preceding monthly deduction day, plus all premiums received and less any partial surrenders taken since the preceding monthly deduction day.

Target yield. The target yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual target yield rates are:



 Policy Years        Target Yield Rate        Policy Years        Target Yield Rate
--------------      -------------------      --------------      ------------------
       1                   7.0%                    7                    4.0%
       2                   7.0%                    8                    3.0%
       3                   7.0%                    9                    2.0%
       4                   6.0%                   10                    1.0%
       5                   5.5%                   11+                   0.0%
       6                   5.0%

The target yield rate will not exceed 15% in any policy year.

Maximum enhancement amount. The maximum enhancement amount is equal to the cumulative surrender value premium times the maximum enhancement rate for any policy year times the term blend adjustment factor.

Cumulative surrender value premium. The cumulative surrender value premium for any policy year is the lesser of (a) or (b), where:

a) Is the sum of the premiums paid during the policy year; less the sum of any partial surrenders during the policy year; and

b) Is the target premium for the policy year; times the ratio of the target face amount to the basic policy specified amount if a term insurance rider is attached to this policy

During the first policy year, the cumulative surrender value premium for all prior policy years is zero.

Maximum enhancement rate. The maximum enhancement rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual maximum enhancement rates are:



                          Maximum                                    Maximum
 Policy Years        Enhancement Rate        Policy Years        Enhancement Rate
--------------      ------------------      --------------      -----------------
       1                  16.0%                   7                   5.0%
       2                  15.0%                   8                   3.0%
       3                  15.0%                   9                   2.0%
       4                  12.0%                  10                   1.0%
       5                  9.0%                   11+                  0.0%
       6                  7.0%

The maximum enhancement rate will not exceed 25% in any policy year.

Term blend adjustment factor. The term blend adjustment factor is equal to 1.0 unless a term insurance rider is attached to the policy. If a term insurance rider is attached this policy, the term blend adjustment factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic policy specified amount to the target face amount shown in the policy specifications. The current value of the minimum adjustment factor is shown in the policy specifications.

B. Expense reduction benefit.

In policy years six through ten, this rider will provide a reduction to the expense charges deducted under the policy. This amount is equal to the following:



 Policy Years       Expense Reduction Amount
--------------      --------------------------------------------------------
     6-10           The lesser of (a) or (b) where:

                    (a) is the expense reduction rate times the accumulated premiums paid for policy years one through five; and

                    (b) is the expense charges due under the policy

There is no expense reduction in policy years 1 through 5 or in policy year 11 and beyond.

Expense reduction rate. The expense reduction rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current expense reduction rates are:



                     Monthly Expense                            Monthly Expense
 Policy Years         Reduction Rate        Policy Years        Reduction Rate
--------------      -----------------      --------------      ----------------
       1                  0.0%                   7                 0.00833%
       2                  0.0%                   8                 0.00833%
       3                  0.0%                   9                 0.00833%
       4                  0.0%                  10                 0.00833%
       5                  0.0%                  11+                  0.0%
       6                0.00833%

The expense reduction rate will not exceed an annual rate of 5% in any policy year.

If this rider is elected, in lieu of the monthly deduction as described in the policy, the monthly deduction for a policy month will be calculated as (1) plus
(2) less the expense reduction amount, where:

1) is the cost of insurance for the base policy and the cost of any supplemental riders or optional benefits, and

2) is the monthly administrative fee for the base policy.

This rider will terminate without value in the event that this policy is exchanged for another under (section)1035 of the Internal Revenue Code.

This rider otherwise terminates on the earliest of:

1) the death of the insured; or

2) the maturity date of this policy; or

3) the date this policy ends; or

4) the next monthly deduction day after we receive your written request to terminate this rider.

Adjustable Benefit Enhancement Rider. The policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional surrender value on a temporary basis for a minimum of seven years after the policy is issued. The policy owner chooses the level of surrender value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed Requested Adjustable Benefit Enhancement Amount and Maximum Adjustable Benefit Enhancement Amount for more information.

The greater the amount of additional surrender value provided by this rider each year, the shorter the duration of the benefit. The amount of additional surrender value provided by this rider decreases each year and eventually equals zero. See section headed Adjustable Benefit Enhancement Balance for more information.

The maximum enhanced surrender value provided by this rider is based on the policy's face amount, but the benefit is not increased or decreased by any term insurance that may be added to the policy. See section headed Term Blend Adjustment Factor for more information.

This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.

Under this rider, the full surrender value of the policy will equal:

1) the policy value on the date of surrender; less

2) the sum of the loan balance plus any accrued interest not yet charged; plus

3) the adjustable benefit enhancement amount, if any.

Adjustable Benefit Enhancement Amount. On each policy anniversary, this amount will equal the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

This amount will remain level throughout the policy year, unless a partial surrender has been made since the preceding policy anniversary. If a partial surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.

Requested Adjustable Benefit Enhancement Amount. At policy issue, the owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:

1) the percentage of the available adjustable benefit enhancement balance selected by the owner; multiplied by

2) the available adjustable benefit enhancement balance.

Maximum Adjustable Benefit Enhancement Amount. This is the maximum amount available upon full surrender of the policy during the policy year. The amount will equal:

1) the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by

2) the adjustable benefit enhancement balance, less the amount of partial surrenders since the preceding policy anniversary, if any; multiplied by

3) the term blend adjustment factor.

Maximum Adjustable Benefit Enhancement Rate. This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any policy year.

The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:



 Policy Years        Current Rate        Guaranteed Rate
--------------      --------------      ----------------
       1                11.0%                 2.0%
       2                19.6%                 2.0%
       3                27.7%                 2.0%
       4                35.4%                 2.0%
       5                53.2%                 2.0%
       6                66.1%                 2.0%
      7+               100.0%                 2.0%

Adjustable Benefit Enhancement Balance. This is the basis for the total amount of the adjustable benefit enhancement amount available upon full surrender of the policy. On each monthly deduction day, the balance will be calculated as:

1) the adjustable benefit enhancement balance on the preceding monthly deduction day; minus

2) the adjustable benefit enhancement deduction amount; minus

3) the amount of any partial surrenders since the preceding monthly deduction day, if any; plus

4) the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.

The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider's provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.

On the date of issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:

a) is the sum of premiums paid on the date of issue of the policy; and

b) is the target premium for the policy year, as shown in the policy specifications. If a term insurance rider is attached to your policy, the target premium will be multiplied by the ratio of the target face amount to the basic policy specified amount for use here; this information is also shown in the policy specifications.

The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.

Adjustable Benefit Enhancement Deduction Amount. This is the amount of adjustable benefit enhancement that was available in the previous policy year. The adjustable benefit enhancement balance will be permanently decreased by this amount each policy year. For the monthly deduction day coinciding with the policy anniversary, this deduction amount is equal to the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

For other monthly deduction days, the deduction amount will be zero.

Term Blend Adjustment Factor. This factor is equal to 1.0 unless a term insurance rider is attached to your policy. If a term insurance rider is attached to your policy, the term blend adjustment factor will equal (1) plus
(2) multiplied by (3)] where :

1) is the minimum adjustment factor, as shown in the policy specifications;

2) is one minus the minimum adjustment factor; and

3) is the ratio of the basic policy specified amount to the target face amount.

If term insurance is added to the policy, the term blend adjustment factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the policy, the term blend adjustment factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the policy.

This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.

The rider otherwise terminates on the earliest of:

1) the death of the insured, or

2) the maturity date of the policy, as shown in the policy specifications; or

3) the date this policy is terminated, as provided under the grace period provision of the policy; or

4) the next monthly deduction day after we receive your written request to terminate this rider.



Continuation of Coverage

Coverage of this policy will continue to the maturity date if your surrender value is sufficient to cover each monthly deduction. The maturity date for this policy is the policy anniversary nearest the insured's 100th birthday. As of the maturity date, the death benefit will be equal to the surrender value.



Paid-Up Nonforfeiture Option

You may elect, any time prior to the maturity date, to continue this policy as paid-up life insurance. The effective date of the paid-up insurance will be the monthly deduction day following the receipt of your written request at our Administrative Office. As of the effective date:

o the specified amount will be the amount which the surrender value will purchase as a net single premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy (this may not exceed the death benefit),

o no further premium payments, monthly deductions, interest credits or changes in coverage may be made,

o we will transfer the Separate Account value to the Fixed Account value, and

o all extra benefit riders will terminate.



Coverage Beyond Maturity

At any time prior to the maturity date of this policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.

If elected, the following will apply:

o we will transfer the value of the Separate Account to the Fixed Account,

o we will credit interest on the policy value,

o where permitted by law we will continue to charge you monthly deductions, except we will not charge you any cost of insurance,

o loan interest on any loans outstanding on the maturity date will continue to accrue,

o the death benefit will be equal to the policy value and the death benefit proceeds will be the policy value less any indebtedness.

This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.

At this time, uncertainties exist about the tax treatment of the policy if it should continue beyond the maturity date. Therefore, you should consult your tax adviser before the policy becomes eligible for coverage beyond maturity.

Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the insured;

3) failure to pay the necessary amount of premium to keep your policy in force;
or

4) the maturity date, unless coverage beyond maturity is elected.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.



State Regulation

The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features.


PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required. Premiums may be paid anytime before the insured reaches age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing or electronically. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The percentages of net premium payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, quarterly, or monthly.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You may increase planned premiums, or pay additional premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. The excess amount of premium will be returned to you.



Life Insurance Qualification

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose either the guideline premium test or the cash value accumulation test.

The guideline premium test limits the amount of premiums that may be paid into the policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the guideline premium test is usually less than the amount of death benefit that results from the cash value accumulation test.

The cash value accumulation test does not limit the amount of premiums that may be paid into the policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the insured's age, gender, and risk classification.

Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the cash value accumulation test are usually greater than those required under the guideline premium test. Increases in the death benefit required by either test will increase the cost of insurance under the policy, which can reduce policy value. Refer to your policy specifications page for the limits applicable to your policy.

Discuss this choice with your financial representative and tax adviser before purchasing the policy. Once your policy is issued, the qualification method cannot be changed.



Policy Values

Policy value in your variable life insurance policy is also called the total account value.

The total account value equals the sum of the Fixed Account value, the Separate Account value, and the loan balance. At any point in time, the total account value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the loan balance; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the total account value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value at an annual rate of 3%.

The loan balance, if any, reflects amounts held as collateral on any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's general account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.

The interest earned by the loan balance will be added to the Fixed Account value and the Separate Account value in the same proportion in which the loan amount was originally deducted from these values.

The "net" total account value is the total account value less the loan balance. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the total account value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the loan balance. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, or

2) a percentage of the total account value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your policy.

Death benefit proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.

The following table provides more information about the death benefit options.



 Option                        Death Benefit Proceeds Equal to the                                  Variability
    1         Specified amount, which includes the total account value as of the         Generally provides a level death
              date of the insured's death.                                               benefit
    2         Sum of the specified amount plus the total account value as of the         May increase or decrease over
              date of the insured's death.                                               time, depending on the amount
                                                                                         of premium paid and the
                                                                                         investment performance of the
                                                                                         underlying Sub-Accounts or the
                                                                                         Fixed Account.
    3         Specified amount plus the accumulated premiums (all premiums               Will generally increase,
              paid from the date of issue accumulated at the premium                     depending on the amount of
              accumulation rate chosen by you before policy issue and shown in           premium paid.
              the policy specifications pages), less withdrawals as of the date of the insured's death.

If your policy includes a Term Insurance Rider, the target face amount replaces the specified amount in each of the death benefit options.

If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The new specified amount will equal the specified amount prior to the change minus the total account value at the time of the change.
     2 to 1          The new specified amount will equal the specified amount prior to the change plus the total account value at the time of the change.
     1 to 3          Changes from Option 1 to Option 3 are not allowed.
     3 to 1          The new specified amount will equal the specified amount prior to the change plus the accumulated premiums, less withdrawals (all premiums paid from the date of issue accumulated at the premium accumulation rate chosen by you before policy issue and shown in the policy specifications pages), at the time of the change.
     2 to 3          Changes from Option 2 to Option 3 are not allowed.
     3 to 2          Changes from Option 3 to Option 2 are not allowed.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law.

Any change is effective on the first monthly deduction day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the change will be effective on the first monthly deduction day on which the total account value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.


POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The surrender value of your policy is the amount you can receive by surrendering the policy. This equals the total account value minus the loan balance including any accrued interest, plus any credit from the Enhanced Surrender Value Rider or the Adjustable Benefit Enhancement Rider, if applicable. All or part of the surrender value may be applied to one or more of the settlement options.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of variable accumulation units. The cancellation of such units will be based on the variable accumulation unit value determined at the close of the valuation period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.



Partial Surrender

You may make a partial surrender, withdrawing a portion of your policy values, anytime after the first policy year, while the policy is in force. You must request a partial surrender in writing. The total of all partial surrenders may not exceed 90% of the surrender value of your policy. We may limit partial surrenders to the extent necessary to meet the federal tax law requirements. Each partial surrender must be at least $500. Partial surrenders are subject to other limitations as described below.

Partial surrenders may reduce the total account value, the death benefit, and the specified amount. The amount of the partial surrender fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of partial surrenders on the death benefit proceeds depends on the death benefit option in effect at the time of the partial surrender.

   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              Will reduce the total account value, death benefit and the specified amount.
         2              Will reduce the total account value and the death benefit, but not the specified amount.
         3              Will reduce the total account value, accumulated premiums (all premiums paid from the date of issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the specified amount.

Partial surrender proceeds will generally be paid within seven days of our receipt of your request.


POLICY LOANS
You may borrow against the surrender value of your policy. We reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the total account value minus the loan balance. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and total account value.


An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the loan collateral account. The amount allocated to the loan collateral account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the "loan balance".) Amounts transferred to the loan collateral account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below and other than in the event the loan is taken pursuant to the terms of the Alternative Policy Loan Rider. The loan balance does not include the amount of any loan obtained through that rider. Unless paid in advance, loan interest will be treated as an additional policy loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the loan collateral account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the loan collateral account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are then being allocated.


If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current total account value, the policy will terminate subject to the conditions in the grace period provision. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The annual loan interest rate we charge during any policy year will be:

o the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the policy anniversary occurs, or, if greater,

o 3.5%

This rate may increase only when it would be at least 0.5% higher than the prior policy year policy year's rate and decrease only when it would be at least 0.5% lower than the prior policy year policy year's rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior policy year.

When you take a loan, we will tell you the current policy loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.


Amounts in the loan collateral account shall earn interest at a lower rate than the policy loan interest rate. The difference between the rates will never exceed 0.50%.

LAPSE AND REINSTATEMENT

If at any time the total account value less the loan collateral account value is insufficient to pay the monthly deduction, all policy coverage will terminate. This is referred to as policy lapse. The total account value less the loan collateral account value may be insufficient:


1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.


If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the total account value less the loan collateral account value of your policy is sufficient to pay the monthly deduction amount on a monthly deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.


If the amount in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly deduction day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



Reinstatement of a Lapsed Policy

You can apply for reinstatement within five years after the date of lapse and before your policy's maturity date. To reinstate your policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current monthly deductions, plus two additional monthly deductions. If we approve your application for reinstatement, your policy will be reinstated on the monthly deduction day following our approval. The policy's total account value at reinstatement will be the net premium paid less the monthly deduction due that day. Any loan balance will not be reinstated.


TAX ISSUES

The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax adviser about the application of tax rules to your individual situation.




Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The cash value accumulation test, which does not limit premiums paid, requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. Once your policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the

Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."


Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.


Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the Beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a MEC. A Modified Endowment Contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.


Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.


Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs


Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, such as in the case of an alternative policy loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.




Other Considerations


Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. Thus the policy value may equal the

Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness including an Alternative Policy Loan, if any, is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20% owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.


Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.


Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.

Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.




LEGAL PROCEEDINGS

In the ordinary course of its business, the Company and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.



FINANCIAL STATEMENTS

The December 31, 2008 financial statements of the Separate Account and the December 31, 2008 consolidated financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI





GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Capital Markets and Financial Ratings
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Transfer Agent



POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241

                               End of Prospectus

                                   SAI 1

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2009
                  Relating to Prospectus Dated May 1, 2009 for



                      Lincoln Corporate Variable 5 product



       Lincoln Life Flexible Premium Variable Life Account S, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Lincoln Executive Benefits
350 Church Street - MEM1
Hartford, CT 06103-1106

or by telephoning (877) 533-0117, and requesting a copy of the Lincoln Corporate Variable 5 product prospectus.


                          TABLE OF CONTENTS OF THE SAI





Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION..............................             2
    Lincoln Life.................................             2
    Capital Markets and Financial Ratings........             2
    Registration Statement.......................             3
    Changes of Investment Policy.................             3
    Principal Underwriter........................             3
    Disaster Plan................................             3
    Advertising..................................             3
SERVICES.........................................             5
    Independent Registered Public Accounting
      Firm.......................................             5
    Accounting Services..........................             5
    Transfer Agent...............................             5


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION...............................             5
    Assignment...................................             5
    Change of Ownership..........................             5
    Beneficiary..................................             5
    Change of Plan...............................             6
    Settlement Options...........................             6
    Deferral of Payments.........................             7
    Incontestability.............................             7
    Misstatement of Age..........................             7
    Suicide......................................             7
PERFORMANCE DATA.................................             7
FINANCIAL STATEMENTS.............................             8
    Separate Account.............................           C-1
    Company......................................           S-1

GENERAL INFORMATION


Lincoln Life

The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current accumulation value of your policy, are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.


Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.


A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.




Capital Markets and Financial Ratings

Beginning in 2008 and continuing as of the date of this prospectus, the capital and credit markets have experienced an unusually high degree of volatility. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected. In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Nationally recognized rating agencies rate our financial as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best, Fitch, Moody's and S&P each revised their outlook for the U.S. life insurance sector from stable to negative.

Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.




Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments. The state insurance departments would not approve the change in investment policy if found to be detrimental to the interests of the owners of the policies or the end result would render our operations hazardous to the public.

If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.



Principal Underwriter


Beginning on May 1, 2007, Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, became the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $27,577,363 in 2008 and $26,256,116 in 2007 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.





Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising


Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company, and Fitch. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.


The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.


The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SERVICES


Independent Registered Public Accounting Firm

The financial statements of the Separate Account consolidated financial statements of The Lincoln National Life Insurance Company appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.




Accounting Services

We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Transfer Agent

Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.


POLICY INFORMATION


Assignment
While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, and before the maturity date, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.



Settlement Options

All or part of the proceeds of this policy may be applied, under one or more of the options available. An election shall be made by written request to our Administrative Office. The payee of proceeds may make this election if no prior election has been made.

The payee must designate whether the payments will be:

o on a fixed basis

o on a variable basis, or

o a combination of fixed and variable.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

If a variable annuity is chosen, an assumed annual net return rate of 4.0% will be used to determine the amount of the first annuity payment under a variable annuity.

Payments on a variable basis will be made from the proceeds held in Lincoln Life Variable Annuity Separate Account N. We will provide an Account N prospectus upon request. That prospectus will describe the available funds and the charges and fees in Account N, as well as information on transfers and other rights you will have. You should review this prospectus, as well as funds prospectuses for the funds available under Account N, prior to selecting any variable payment option.

Annuity payment options currently available:

1) Life annuity/life annuity with guaranteed period-fixed and/or variable payments.

2) Unit refund life annuity-variable annuity payments.

3) Cash refund life annuity-fixed annuity payments.

4) Joint life annuity/joint life annuity certain with guaranteed period-fixed and/or variable payments.

Refer to your policy for detailed information on each of the annuity payment options.

You will be notified in writing of other options that may be made available to you.

Deferral of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).



Misstatement of Age

If the age of the insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, but

o no deductions for additional policy expenses (i.e., premium loads, mortality and expense charges, administrative fees and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2008 financial statements of the Separate Account and the December 31, 2008 consolidated financial statements of the Company follow.

       SUPPLEMENT DATED MAY 1, 2009 TO PROSPECTUSES DATED MAY 1, 2009

          LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
 PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC VUL

           LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
               PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

        LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
           PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

ISSUED BY THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy.

A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies.

                       _______________________________

The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

   - BRANDES INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Brandes Investment Partners, LP)
     THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   - BUSINESS OPPORTUNITY VALUE FUND: Long-term capital appreciation. (Subadvised by Iridian Asset Management LLC)
     THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   - FRONTIER CAPITAL APPRECIATION FUND: Maximum capital appreciation. (Subadvised by Frontier Capital Management Company LLC)
     THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   - TURNER CORE GROWTH FUND: Long-term capital appreciation.
     (Subadvised by Turner Investment Partners, Inc.)
     THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

                             PROSPECTUS 2

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM1
Hartford, CT 06103-1106
(877) 533-0117

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------

     This prospectus describes Lincoln Corporate Commitment VUL, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "We", "Us", "Our"). This corporate-owned policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.



     The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features. Please check with your financial advisor regarding their availability.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectuses which are furnished with this prospectus. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families.

                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series


                  o BlackRock Variable Series Funds, Inc.


                  o Delaware VIP Trust


                  o DWS Variable Series II


                  o Fidelity Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust


                  o PIMCO Variable Insurance Trust




Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.




Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.




To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.

                         Prospectus Dated: May 1, 2009

                                 Table of Contents






Contents                                               Page
------------------------------------------------      -----
POLICY SUMMARY..................................         4
    Benefits of Your Policy.....................         4
    Risks of Your Policy........................         4
    Charges and Fees............................         5
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT...........................         9
    Fund Participation Agreements...............        10
    Distribution of the Policies and
      Compensation..............................        10
    Sub-Accounts and Funds......................        11
    Sub-Account Availability and Substitution of
      Funds.....................................        15
    Voting Rights...............................        16
POLICY CHARGES AND FEES.........................        16
    Premium Load; Net Premium Payment...........        17
    Surrender Charges...........................        17
    Partial Surrender Fee.......................        18
    Transfer Fee................................        18
    Mortality and Expense Risk Charge...........        18
    Cost of Insurance Charge....................        18
    Administrative Fee..........................        18
    Policy Loan Interest........................        19
    Rider Charges...............................        19
    Case Exceptions.............................        19
YOUR INSURANCE POLICY...........................        19
    Application.................................        20
    Owner.......................................        21
    Right-to-Examine Period.....................        21
    Initial Specified Amount....................        21
    Transfers...................................        21
    Market Timing...............................        22
    Dollar Cost Averaging.......................        24
    Automatic Rebalancing.......................        24
    Riders......................................        24


Contents                                               Page
------------------------------------------------      -----
    Continuation of Coverage....................        32
    Paid-Up Nonforfeiture Option................        32
    Coverage Beyond Maturity....................        32
    Termination of Coverage.....................        33
    State Regulation............................        33
PREMIUMS........................................        33
    Allocation of Net Premium Payments..........        33
    Planned Premiums; Additional Premiums.......        33
    Life Insurance Qualification................        34
    Policy Values...............................        34
DEATH BENEFITS..................................        35
    Death Benefit Options.......................        35
    Changes to the Initial Specified Amount and
      Death Benefit Options.....................        36
    Death Benefit Proceeds......................        37
POLICY SURRENDERS...............................        37
    Partial Surrender...........................        37
POLICY LOANS....................................        38
LAPSE AND REINSTATEMENT.........................        39
    Reinstatement of a Lapsed Policy............        39
TAX ISSUES......................................        39
    Taxation of Life Insurance Contracts in
      General...................................        39
    Policies That Are MECs......................        40
    Policies That Are Not MECs..................        41
    Other Considerations........................        42
    Fair Market Value of Your Policy............        42
    Tax Status of Lincoln Life..................        43
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS..................................        43
LEGAL PROCEEDINGS...............................        43
FINANCIAL STATEMENTS............................        43
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION........................        44

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of underlying funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the underlying funds. You may also allocate premiums and accumulation values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each underlying fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's accumulation value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.


Policy values in the General Account. Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. See, "Lincoln Life, The Separate Account and The General Account."

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the General Account. Moreover, unlike assets held in the Company's Separate Account, under which the Sub-Accounts, reside, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding policy loans or any amounts that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.


Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.




Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.



                                     Table I: Transaction Fees
                                         When Charge                           Amount
           Charge                        is Deducted                          Deducted
 Maximum sales charge             When you pay a premium.        5.0% of each premium payment.
 imposed on premiums
 Premium Tax                      When you pay a premium.        A maximum of 5.0% of each premium
                                                                 payment.1
 Deferred Acquisition Cost        When you pay a premium.        1.0% of each premium payment.
 (DAC) Tax

                                              Table I: Transaction Fees
                                         When Charge                                       Amount
         Charge                          is Deducted                                      Deducted
 Surrender Charge             Upon full surrender of your            There is no charge for surrendering your policy.
                              policy.
 Partial Surrender Fee        When you take a partial                There is no charge for a partial surrender.
                              surrender of your policy.
 Fund Transfer Fee            Applied to any transfer request        Guaranteed not to exceed $25.
                              in excess of 24 made during
                              any policy year.


     1 Charges range from 0.0% to 5.0%, depending on the state of issue.


Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



                    Table II: Periodic Charges Other Than Fund Operating Expenses
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Cost of Insurance*             Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $34.26 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of net amount at risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative insured                           guaranteed maximum monthly cost of insurance
                                                   rate is $0.22 per $1,000 of net amount at risk.
 Mortality and Expense          Monthly            Monthly charge as a percentage of the value of
 Risk Charge ("M&E")                               the Sub-Accounts, guaranteed at a maximum
                                                   effective annual rate of 0.50%.
 Administrative Fee*            Monthly            A maximum flat fee of $10 per month in all
                                                   years.
  Maximum and                                      There is an additional monthly charge ranging
  Minimum Charge                                   from a maximum of $0.17 per $1,000 of
                                                   specified amount to a minimum of $0.00 per
                                                   $1,000 of specified amount.
  Charge for a                                     For a male or female age 45, the maximum
  Representative insured                           additional monthly charge is $0.17 per $1,000 of
                                                   specified amount.

                  Table II: Periodic Charges Other Than Fund Operating Expenses
                              When Charge                             Amount
         Charge               is Deducted                            Deducted
 Policy Loan Interest        Annually           The annual rate charged against the loan balance
                                                will be the greater of 3.5%, or Moody's
                                                Investors Service, Inc. Corporate Bond Yield
                                                Average - Monthly Average Corporates for the
                                                calendar month which ends two months prior to
                                                the policy anniversary.



              Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                  When Charge                             Amount
           Charge                 is Deducted                            Deducted
 Rider Charges                                      Individualized based on optional Rider(s)
                                                    selected.
 Term Insurance Rider*           Monthly
  Maximum and                                       The monthly cost of insurance rates for standard
  Minimum Charge                                    issue individuals ranges from a guaranteed
                                                    maximum of $34.26 per $1,000 per month to a
                                                    guaranteed minimum of $0.00 per $1,000 per
                                                    month of net amount at risk.

                                                    Individuals with higher mortality risk than
                                                    standard issue individuals can be charged from
                                                    125% to 800% of the standard rate.
  Charge for a                                      For a male or female, age 45, nonsmoker, the
  Representative Insured                            guaranteed maximum monthly cost of insurance
                                                    rate is $0.22 per $1,000 of net amount at risk.
  Alternative Policy Loan        N/A                There is no charge for this rider.
  Rider
  Enhanced Surrender             N/A                There is no charge for this rider.
  Value Rider
  Adjustable Benefit             N/A                There is no charge for this rider.
  Enhancement Rider
  Change of Insured              N/A                There is no charge for this rider.
  Rider


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.



Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        3.90% 2         0.33%
 (12b-1) fees, and other expenses.




  2 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 3.20%. These waivers and reductions generally extend through April 30, 2010 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life.


Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.


Lincoln Life Flexible Premium Variable Life Account S (Separate Account) is a Separate Account of the Company which was established on November 2, 1998. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Department of Insurance.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.




Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. One of the broker-dealer firms is Lincoln Financial Advisors Corporation ("LFA"), which is an affiliate of the Company. The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 140% of first year premium and 5% of all other premiums paid. The amount of compensation may be affected by choices the policy owner has made when the policy was applied for, including the choices of riders, which may result in equivalent amounts paid over time. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.


These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.


Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.




Sub-Accounts and Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate underlying fund. You do not invest directly in these underlying funds. The investment performance of each Sub-Account will reflect the investment performance of the underlying fund.

We create Sub-Accounts and select the underlying funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given underlying fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the underlying funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.


There is no assurance that the investment objective of any of the underlying funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each underlying fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and underlying funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The underlying funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each underlying fund, its objectives and past performance may be found in that fund's prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by
     AllianceBernstein, L.P.


   o AllianceBernstein Global Thematic Growth Portfolio (Class A): Maximum capital appreciation.
     (formerly AllianceBernstein Global Technology Portfolio)


   o AllianceBernstein Growth and Income Portfolio (Class A): Growth and income.

   o AllianceBernstein International Value Portfolio (Class A): Long-term growth.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Inflation Protection Fund (Class II): Long-term total return.


American Funds Insurance Series, advised by Capital Research and Management Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.

   o Growth-Income Fund (Class 2): Growth and income.

   o High-Income Bond Fund (Class 2): High current income.

   o International Fund (Class 2): Long-term growth.

   o U.S. Government/AAA Rated Securities Fund (Class 2): High current income.



BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

   o BlackRock Global Allocation V.I. Fund (Class I): High total return.


Delaware VIP Trust, advised by Delaware Management Company.


   o Diversified Income Series (Standard Class): Total return.

   o Emerging Markets Series (Standard Class): Capital appreciation.

   o High Yield Series (Standard Class): Total return.


   o Limited-Term Diversified Income Series (Standard Class): Total return. (formerly Capital Reserves Series)

   o REIT Series (Standard Class): Total return.
     This fund will be available on or about May 18, 2009. Consult your financial advisor.


   o Small Cap Value Series (Standard Class): Capital appreciation.

   o Trend Series (Standard Class): Capital appreciation.

   o U. S. Growth Series (Standard Class): Capital appreciation.

   o Value Series (Standard Class): Capital appreciation.

DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.

   o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A): Capital appreciation.
     This fund will be available on or about May 18, 2009. Consult your financial advisor.



Fidelity Variable Insurance Products, advised by Fidelity Management & Research
     Company.

   o Contrafund Portfolio (Service Class): Long-term capital appreciation.

   o Growth Portfolio (Service Class): Capital appreciation.

   o Mid Cap Portfolio (Service Class): Long-term growth.

   o Overseas Portfolio (Service Class): Long-term growth.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund, the Templeton Global Bond Securities Fund, and the Franklin U.S. Government Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


   o Franklin Income Securities Fund (Class 1): Current income.

   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

   o Franklin U.S. Government Fund (Class 1): Income.

   o Mutual Shares Securities Fund (Class 1): Capital appreciation.


   o Templeton Global Bond Securities Fund (Class 1): High current income. This fund will be available only to existing cases on or about May 18,
2009. Consult your financial advisor.
     (formerly Templeton Global Income Securities Fund)



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.


   o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)

   o LVIP Capital Growth Fund (Standard Class): Capital growth.
     (Subadvised by Wellington Management Company, LLP)


   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
      Return.
     (Subadvised by Cohen & Steers Capital Management)


   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)


   o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)


   o LVIP Delaware Foundation Aggressive Allocation Fund (Standard Class):
      Long-term capital growth.
     (Subadvised by Delaware Management Company)
     This fund will not be available until the merger with the LVIP UBS Global Asset Allocation Fund is complete.
     This fund will be available only to existing cases as of May 18, 2009. Consult your financial advisor.
     (formerly LVIP UBS Global Asset Allocation Fund)


   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP FI Equity-Income Fund (Standard Class): Income.
     (Subadvised by Pyramis Global Advisors LLC)


   o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Parters Limited)
     This fund will be available on or about May 18, 2009. Consult your financial advisor.


   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

   o LVIP Marsico International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)

   o LVIP MFS (Reg. TM) Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.

     (Subadvised by Delaware Management Company)

   o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 index.

     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)


   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)


   o LVIP UBS Global Asset Allocation Fund (Standard Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global
AM))


 The Board of Trustees of the Lincoln Variable Insurance Products Trust has approved a reorganization pursuant to which the assets of the LVIP UBS Global Asset Allocation Fund would be acquired and the liabilities of such fund would be assumed by the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund in exchange for shares of the LVIP Delaware Foundation (Reg.
TM) Aggressive Allocation Fund. This reorganization is subject to the approval of the LVIP UBS Global Asset Allocation Fund's shareholders. This reorganization is expected to occur in June 2009. This fund is available only to existing cases as of May 18, 2009. Consult your financial advisor.


   o LVIP Wilshire 2010 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2020 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2030 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2040 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)


   o LVIP Wilshire Aggressive Profile Fund (Standard Class)(2): Long-term growth of capital.
     (Subadvised by Wilshire Associates Incorporated)


   o LVIP Wilshire Conservative Profile Fund (Standard Class)(2): Current income.
     (Subadvised by Wilshire Associates Incorporated)


   o LVIP Wilshire Moderate Profile Fund (Standard Class)(2): Growth and income.
     (Subadvised by Wilshire Associates Incorporated)


   o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class)(2):
      Growth and income.
     (Subadvised by Wilshire Associates Incorporated)


MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company


   o Growth Series (Initial Class): Capital appreciation.


   o Total Return Series (Initial Class): Total return.

   o Utilities Series (Initial Class): Total return.



PIMCO Variable Insurance Trust, advised by PIMCO

   o PIMCO VIT Commodity Real Return Strategy Portfolio (Administrative Class):
Maximum real return.
     This fund will be available on or about May 18, 2009. Consult your financial advisor.


(1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

(2) The Lincoln Variable Insurance Products Trust LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP 2030 Wilshire Profile Fund, LVIP Wilshire 2040 Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, and LVIP Wilshire Moderately Aggressive Profile Fund are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:


1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policy owner allocations; or


3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.



Voting Rights


The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.



POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

The current charges for premium load and mortality and expense risk vary by specific criteria of your policy. These criteria include:

o the initial policy premium, and the total premiums expected to be paid,
o total assets under management with the Company,
o the purpose for which the policies are being purchased,
o the level of plan administration services required.

Differences in charges will not be unfairly discriminatory to any owners. Specific charges are shown on the policy specifications page.

In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each underlying fund is contained in that fund's prospectus.

The monthly deductions, including the cost of insurance charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account. The monthly deductions are made on the "monthly deduction day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly deduction day is non-existent for that month, or is not a valuation day, then the monthly deduction day is the next valuation day.

If the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We deduct a portion from each premium payment. This amount, referred to as "premium load," covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The premium payment, after deduction of the premium load, is called the "net premium payment." Target premium is based on the maximum annual premium allowed under the Internal Revenue Code for a policy which is not a modified endowment contract, providing a death benefit equal to the specified amount and paying seven level, annual premiums. See the Tax Issues section later in this prospectus. The target premium is shown in the policy specifications.

Sales Charge.  The current sales charge ranges are:



                     Portion of Premium        Portion of Premium
                         Paid up to            Paid greater than
 Policy Years          Target Premium            Target Premium
--------------      --------------------      -------------------
       1                   3.5%                      1.0%
       2                   3.0%                      1.0%
      3-4                  2.0%                      1.0%
      5-7                  1.5%                      1.0%
      8+                   1.0%                      1.0%

The sales charge is guaranteed to be no higher than 5.0% of the total premium paid in any policy year.

Premium Tax. We deduct an explicit premium tax equal to state and municipal premium tax from each premium payment. The tax ranges from 0% to 5% depending upon the state of issue.

Deferred Acquisition Cost (DAC) Tax. We deduct a 1.0% charge from each premium payment to help offset the company's tax liability associated with the policy's acquisition costs.

For the purpose of calculating current and maximum premium loads, an increase in specified amount is treated as a newly issued policy.



Surrender Charges

There are no surrender charges for your policy.

Partial Surrender Fee

There is no surrender charge or administrative fee imposed on partial surrenders.



Transfer Fee

The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per policy year.



Mortality and Expense Risk Charge

We assess a monthly mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated.

Current mortality and expense risk charges, on an annualized basis, are within the ranges below, based on the level of average annual planned premium:



                       Annualized Mortality
  Policy Years         Expense Risk Charge
----------------      ---------------------
      1-10                 0.10%-0.30%
      11-20                0.10%-0.15%
  21 and after                0.10%

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.



Cost of Insurance Charge

A significant cost of variable life insurance is the "cost of insurance" charge. This charge is the portion of the monthly deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses including taxes.

The cost of insurance charge depends on the insured's age, underwriting category, the policy duration, and the current net amount at risk. The net amount at risk is the death benefit minus the policy value and it may vary with investment performance, premium payment patterns, and charges. The rate on which the monthly deduction for the cost of insurance is based will generally increase each policy year as the insured ages. Cost of insurance rates are generally lower for healthy individuals.

The cost of insurance is determined monthly. The cost is calculated by subtracting the policy value from the death benefit, and multiplying the result (the "net amount at risk") by the applicable cost of insurance rate as determined by the Company. The maximum monthly cost of insurance rate for standard risks is $34.26 per $1,000 per month of net amount at risk. Individuals with a higher mortality risk than standard risks can be charged from 125% to 800% of the standard rates.

The current cost of insurance charge may be less than the guaranteed maximum cost of insurance charge, but it will never exceed the guaranteed maximum cost of insurance charge. A schedule of guaranteed maximum cost of insurance rates is part of your policy.



Administrative Fee

The monthly administrative fee as of the date of policy issue is $6.00 per month in all policy years. The Company may change this fee after the first policy year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of specified amount that varies with the insured's age. This charge will never exceed $0.17 per $1,000 of specified amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody's Investors Service, Inc. Corporate Bond Yield Average-Monthly Average Corporates for the calendar month which ends two months prior to the policy anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the policy is issued.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.



Rider Charges

Term Insurance Rider. This optional rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. There are monthly cost of insurance charges for this rider, based on the policy duration, and the age and underwriting category of the insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.



Case Exceptions

We reserve the right to reduce premium loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:

o the number of lives to be insured,

o the total premiums expected to be paid,

o total assets under management with the Company,

o the nature of the relationship among the insured individuals,

o the purpose for which the policies are being purchased,

o expected persistency of the individual policies, and

o any other circumstances which we believe to be relevant to the expected reduction of our expenses.

Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any owners.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; date of issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.


Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.


We cannot process your requests for transactions relating to the policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


We allow electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.




Application


If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, if required, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the insured's age, underwriting category, the policy duration, and the current net amount at risk.


A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The owner on the date of policy issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) either of two life insurance qualification methods;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.


You are entitled to exercise rights and privileges of your policy as long as the insured is living and before the maturity date. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature on the written request.




Right-to-Examine Period

You may return your policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will refund to you either all premium payments or the policy value plus any charges and fees depending on the state of issue of your policy. If a premium payment was made by check, there may be a delay until the check clears.

If your policy is issued in a state that requires return of premium payments, any net premium payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the policy is returned for cancellation within the right-to-examine period, we will return the full amount of any premium payments made.

If your policy is issued in a state that provides for return of value, any net premium payments received before the end of the right-to-examine period will be allocated directly to the Sub-Accounts or the Fixed Account, if applicable, as you designate. The owner bears the risk of a decline in Sub-Account values. If the policy is returned for cancellation within the right-to-examine period, we will return the policy value, plus any charges and fees deducted, as of the date the cancelled policy is received at our Administrative Office.



Initial Specified Amount


You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.




Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per year.

We reserve the right to restrict transfers of a portion of the Fixed Account value to one or more Sub-Accounts to a period within 45 days following the policy anniversary. The transfer will be effective as of the next valuation period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account value during the prior 5 years or $1,000.


Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.


Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the underlying funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

You should be aware that the purchase and redemption orders received by underlying funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the underlying funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the underlying funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the underlying funds. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the underlying fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the underlying funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain underlying funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the underlying funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment adviser, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some underlying funds also may impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.



Dollar Cost Averaging

Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your policy is in force.

By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar cost averaging will not assure a profit or protect against a declining market.

You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

Dollar cost averaging terminates automatically:

1) if the value in the Money Market Sub-Account is insufficient to complete the next transfer;

2) one week after our Administrative Office receives a request for termination in writing, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your policy is surrendered.



Automatic Rebalancing

You may elect to participate in automatic rebalancing. There is currently no charge for this program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the owner. If automatic rebalancing is elected, all net premium payments allocated to the Sub-Accounts will be subject to automatic rebalancing.

You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.



Riders


We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.


Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.

Term Insurance Rider. The policy can be issued with a Term Insurance Rider as a portion of the total death benefit. The rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. This rider will continue in effect unless canceled by the owner. The amount of coverage provided under the rider's benefit amount varies from month to month.

The benefit amount is the target face amount minus the basic policy specified amount. Refer to your policy specifications for the benefit amount.

The cost of the rider is added to the monthly deductions, and is based on the insured's premium class, issue age and the number of policy years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.

The rider's death benefit is included in the total death benefit paid under the policy.

Alternative Policy Loan Rider. The policy can be issued with an Alternative Policy Loan Rider. There is no charge for this rider. The rider must be elected at application and may not be available on all policies. The rider may be added after issue with the company's consent. This rider allows a policy owner to borrow a portion of the surrender value of the policy, as defined in the section of the prospectus headed "Policy Surrenders," without removing cash value from the Fixed Account and Sub-Accounts or transferring any amount to the loan balance, subject to certain limitations. See the section headed "Maximum Alternative Policy Loan Balance" for more information.

The standard policy loan provision remains available when this rider is in effect. An alternative policy loan may be taken in lieu of, or in addition to, a standard policy loan.

Alternative Policy Loan. If the policy has a surrender value, you may request to take an alternative policy loan. Outstanding alternative policy loans and accrued interest reduce the policy's surrender value and death benefit. The company will grant an alternative policy loan against the policy provided:

a) a loan agreement is properly executed;

b) a satisfactory assignment of the policy to the company is made; and

c) the alternative policy loan balance does not exceed the maximum alternative policy loan balance.
     (See the section headed "Maximum Alternative Policy Loan Balance" for more information.)

An assignment of the policy to the company authorizes the company to collect a portion of the policy's account value or death benefit equal to the amount of any alternative policy loan balance at the time the policy is surrendered or a death benefit becomes payable. If an alternative policy loan balance is outstanding when the policy is surrendered or when the insured dies, the amount collected by the company through the assignment will reduce the amount otherwise payable as surrender proceeds or as a death benefit.

Alternative Policy Loan Balance. The amount of any outstanding alternative policy loan, plus any due and unpaid interest.

Maximum Alternative Policy Loan Balance. On each valuation day, the maximum alternative policy loan balance is the sum of

1. the balance in the Money Market account multiplied by 0.90, and

2. the alternative policy loan factor multiplied by

     a) the sum of the Fixed Account value and the Sub-Account value, less

     b) the value in the Money Market account

The Sub-Account value is the sum of the current values of all Sub-Accounts in which you have invested. The alternative policy loan factor on the date of issue is shown on the policy specifications page. The company may change the available maximum alternative policy loan balance based on market conditions, the interest rate environment, and the total value of the Fixed Account and the Sub-Accounts, including the Money Market account. A change in the maximum alternative policy loan balance will be based on a change in the alternative policy loan factor. If the maximum alternative policy loan balance is reduced, the amount of any alternative policy loan balance which exceeds the reduced maximum alternative policy loan balance will effect a transfer to the Money Market account from the Fixed Account and other Sub-Accounts as follows. We will notify you in writing if the maximum alternative policy loan balance is reduced or there is a transfer to the Money Market account from the Fixed Account and the other Sub-Accounts.

There will be a transfer to the Money Market account from the Fixed Account and the other Sub-Accounts

  a) on any monthly anniversary day when the alternative policy loan balance exceeds the maximum alternative policy loan balance, or

  b) on any day when the alternative loan balance exceeds the maximum alternative policy loan balance by more than 5%.

If there is a transfer to the Money Market account from the Fixed Account and the other Sub-Accounts, the amount transferred will be equal to:

  a) the difference between the alternative policy loan balance and the maximum alternative policy loan balance, divided by

     b) 0.90 minus the alternative policy loan factor.

The amount of such transfers from the Fixed Account and the other Sub-Accounts will be in proportion to the account value allocated to those accounts. If you wish to prevent conversion to a standard policy loan, you may instruct us to transfer a portion of the alternative policy loan balance from the Fixed Account and Sub-Accounts to the Lincoln Money Market Fund in order to maintain an alternative policy loan balance which does not exceed the maximum alternative policy loan balance. These transfers do not count against the free transfers available.

Total Loan Balance. This is the total amount of all outstanding policy loans, whether taken as a standard policy loan or as an alternative policy loan. The total loan balance may not exceed 90% of the total account value of the policy.


Total Loan Balance Repayment. The total loan balance will be reduced by the amount of any repayment of the alternative policy loan or standard policy loan. Any repayment of indebtedness, other than loan interest, will be applied first to any standard policy loans until paid, then to any alternative policy loan balance, unless otherwise agreed to in writing by you and the company

Alternative Policy Loan Interest. Interest will accrue on the alternative policy loan balance. Interest charged on the alternative policy loan balance accrues daily and is payable annually on each policy anniversary or as otherwise agreed to in writing by you and the company. The accrued loan interest amount, if not paid, will be added to the alternative policy loan balance.

The interest rate charged on the alternative policy loan balance is based on a published monthly average. The maximum monthly average will be "Moody's Corporate Bond Yield Average - Monthly Average Corporates" as published by Moody's Investors Service, Inc., or any successor to that service. You may obtain the applicable monthly average at any time by contacting the Company.

The interest rate charged on the alternative policy loan balance during any policy year will not exceed the maximum rate for that year. The maximum rate will be the greater of:

1) Moody's Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months before the month in which the policy anniversary occurs; or

2) 4.25%

The maximum interest rate charged is limited only by the maximum interest rate allowed by law in the state in which the policy is issued.

We may change the interest rate charged on the alternative policy loan balance during the policy year. We will notify you of the current alternative policy loan interest rate at the time the alternative policy loan is requested. We will notify you in writing within 30 days if there is a change in the loan interest rate applicable to any existing alternative policy loan balance.


Transfer of Loan Balances. You may request in writing to transfer all, or a portion, of the alternative policy loan balance to the standard policy loan balance. You may also request in writing to transfer all, or a portion, of a standard policy loan balance to the alternative policy loan balance as long as this does not cause the alternative policy loan balance to exceed the maximum alternative policy loan balance. Converting all or a portion of an alternative policy loan balance to a standard policy loan will cause an amount equal to the converted loan balance to be transferred from the Fixed Account and Sub-Accounts to the loan collateral account in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. Converting all or a portion of a standard policy loan balance to an alternative policy loan will cause an amount equal to the converted loan balance amount to be transferred from the loan collateral account to the Fixed Account and Sub-Accounts in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time.


The effective rate of interest for a standard policy loan will not exceed 1.25%, based on the difference between the rate of interest charged on the outstanding policy loan balance and the rate of interest credited on amounts transferred to the loan balance. Because an alternative policy loan does not cause any portion of the policy value to be transferred to the loan balance, the effective rate of interest for an alternative policy loan will be the difference between the rate of interest charged on the alternative policy loan balance and the performance of the Sub-Accounts to which account value has been allocated. Therefore, the effective rate of interest for an alternative policy loan could be higher or lower than the effective rate of interest for a standard policy loan. The benefit, if any, of choosing an alternative policy loan over a standard policy loan will depend on the investment experience of the Sub-Accounts.

Enhanced Surrender Value Rider. The policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the date of issue of the policy only with Lincoln Life's consent. There is no cost for this rider.

This rider provides two additional benefits:

a) surrender value benefit: an extra benefit in the event of a full surrender of the policy, and

b) expense reduction benefit: a reduction in expense charges and fees in the policy.

A. Surrender value benefit.

Under this rider, the full surrender value of the policy will equal:

a) the policy value on the date of surrender; less

b) the loan balance plus any accrued interest; plus

c) the surrender value enhancement benefit, if any.

The surrender value enhancement benefit is an amount equal to the lesser of (a) or (b), where:

a) is the target enhancement amount; and

b) is the maximum enhancement amount.

Target enhancement amount. On any monthly deduction day, the target enhancement amount is equal to the target surrender value less the total account value of the policy. For purposes of this rider, if the target enhancement amount is negative, it will be considered to be zero.

Target surrender value. On each monthly deduction day, the target surrender value will be calculated as (1), plus (2), plus (3), minus (4), where:

1) is the target surrender value on the immediately preceding monthly deduction day.

2) is all premiums received since the immediately preceding monthly deduction day.

3) is monthly equivalent interest on items (1) and (2) calculated using the annual target yield rate shown on target yield rate table.

4) is the amount of any partial surrenders since the immediately preceding monthly deduction day.

On the date of issue, the target surrender value will be the initial premium received. On any day other than the date of issue or a monthly deduction day, the target surrender value will be the target surrender value as of the preceding monthly deduction day, plus all premiums received and less any partial surrenders taken since the preceding monthly deduction day.

Target yield. The target yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual target yield rates are:



 Policy Years        Target Yield Rate        Policy Years        Target Yield Rate
--------------      -------------------      --------------      ------------------
       1                   7.0%                    7                    4.0%
       2                   7.0%                    8                    3.0%
       3                   7.0%                    9                    2.0%
       4                   6.0%                   10                    1.0%
       5                   5.5%                   11+                   0.0%
       6                   5.0%

The target yield rate will not exceed 15% in any policy year.

Maximum enhancement amount. The maximum enhancement amount is equal to the cumulative surrender value premium times the maximum enhancement rate for any policy year times the term blend adjustment factor.

Cumulative surrender value premium. The cumulative surrender value premium for any policy year is the lesser of (a) or (b), where:

a) Is the sum of the premiums paid during the policy year; less the sum of any partial surrenders during the policy year; and

b) Is the target premium for the policy year; times the ratio of the target face amount to the basic policy specified amount if a term insurance rider is attached to this policy

During the first policy year, the cumulative surrender value premium for all prior policy years is zero.

Maximum enhancement rate. The maximum enhancement rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual maximum enhancement rates are:



                          Maximum                                    Maximum
 Policy Years        Enhancement Rate        Policy Years        Enhancement Rate
--------------      ------------------      --------------      -----------------
       1                  16.0%                   7                   5.0%
       2                  15.0%                   8                   3.0%
       3                  15.0%                   9                   2.0%
       4                  12.0%                  10                   1.0%
       5                  9.0%                   11+                  0.0%
       6                  7.0%

The maximum enhancement rate will not exceed 25% in any policy year.

Term blend adjustment factor. The term blend adjustment factor is equal to 1.0 unless a term insurance rider is attached to the policy. If a term insurance rider is attached this policy, the term blend adjustment factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic policy specified amount to the target face amount shown in the policy specifications. The current value of the minimum adjustment factor is shown in the policy specifications.

B. Expense reduction benefit.

In policy years six through ten, this rider will provide a reduction to the expense charges deducted under the policy. This amount is equal to the following:



 Policy Years       Expense Reduction Amount
--------------      --------------------------------------------------------
     6-10           The lesser of (a) or (b) where:

                    (a) is the expense reduction rate times the accumulated premiums paid for policy years one through five; and

                    (b) is the expense charges due under the policy

There is no expense reduction in policy years 1 through 5 or in policy year 11 and beyond.

Expense reduction rate. The expense reduction rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current expense reduction rates are:



                     Monthly Expense                            Monthly Expense
 Policy Years         Reduction Rate        Policy Years        Reduction Rate
--------------      -----------------      --------------      ----------------
       1                  0.0%                   7                 0.00833%
       2                  0.0%                   8                 0.00833%
       3                  0.0%                   9                 0.00833%
       4                  0.0%                  10                 0.00833%
       5                  0.0%                  11+                  0.0%
       6                0.00833%

The expense reduction rate will not exceed an annual rate of 5% in any policy year.

If this rider is elected, in lieu of the monthly deduction as described in the policy, the monthly deduction for a policy month will be calculated as (1) plus
(2) less the expense reduction amount, where:

1) is the cost of insurance for the base policy and the cost of any supplemental riders or optional benefits, and

2) is the monthly administrative fee for the base policy.

This rider will terminate without value in the event that this policy is exchanged for another under (section)1035 of the Internal Revenue Code.

This rider otherwise terminates on the earliest of:

1) the death of the insured; or

2) the maturity date of this policy; or

3) the date this policy ends; or

4) the next monthly deduction day after we receive your written request to terminate this rider.

Adjustable Benefit Enhancement Rider. The policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional surrender value on a temporary basis for a minimum of seven years after the policy is issued. The policy owner chooses the level of surrender value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed Requested Adjustable Benefit Enhancement Amount and Maximum Adjustable Benefit Enhancement Amount for more information.

The greater the amount of additional surrender value provided by this rider each year, the shorter the duration of the benefit. The amount of additional surrender value provided by this rider decreases each year and eventually equals zero. See section headed Adjustable Benefit Enhancement Balance for more information.

The maximum enhanced surrender value provided by this rider is based on the policy's face amount, but the benefit is not increased or decreased by any term insurance that may be added to the policy. See section headed Term Blend Adjustment Factor for more information.

This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.

Under this rider, the full surrender value of the policy will equal:

1) the policy value on the date of surrender; less

2) the sum of the loan balance plus any accrued interest not yet charged; plus

3) the adjustable benefit enhancement amount, if any.

Adjustable Benefit Enhancement Amount. On each policy anniversary, this amount will equal the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

This amount will remain level throughout the policy year, unless a partial surrender has been made since the preceding policy anniversary. If a partial surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.

Requested Adjustable Benefit Enhancement Amount. At policy issue, the owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:

1) the percentage of the available adjustable benefit enhancement balance selected by the owner; multiplied by

2) the available adjustable benefit enhancement balance.

Maximum Adjustable Benefit Enhancement Amount. This is the maximum amount available upon full surrender of the policy during the policy year. The amount will equal:

1) the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by

2) the adjustable benefit enhancement balance, less the amount of partial surrenders since the preceding policy anniversary, if any; multiplied by

3) the term blend adjustment factor.

Maximum Adjustable Benefit Enhancement Rate. This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any policy year.

The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:



 Policy Years        Current Rate        Guaranteed Rate
--------------      --------------      ----------------
       1                11.0%                 2.0%

 Policy Years        Current Rate        Guaranteed Rate
--------------      --------------      ----------------
       2                19.6%                 2.0%
       3                27.7%                 2.0%
       4                35.4%                 2.0%
       5                53.2%                 2.0%
       6                66.1%                 2.0%
      7+               100.0%                 2.0%

Adjustable Benefit Enhancement Balance. This is the basis for the total amount of the adjustable benefit enhancement amount available upon full surrender of the policy. On each monthly deduction day, the balance will be calculated as:

1) the adjustable benefit enhancement balance on the preceding monthly deduction day; minus

2) the adjustable benefit enhancement deduction amount; minus

3) the amount of any partial surrenders since the preceding monthly deduction day, if any; plus

4) the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.

The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider's provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.

On the date of issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:

a) is the sum of premiums paid on the date of issue of the policy; and

b) is the target premium for the policy year, as shown in the policy specifications. If a term insurance rider is attached to your policy, the target premium will be multiplied by the ratio of the target face amount to the basic policy specified amount for use here; this information is also shown in the policy specifications.

The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.

Adjustable Benefit Enhancement Deduction Amount. This is the amount of adjustable benefit enhancement that was available in the previous policy year. The adjustable benefit enhancement balance will be permanently decreased by this amount each policy year. For the monthly deduction day coinciding with the policy anniversary, this deduction amount is equal to the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

For other monthly deduction days, the deduction amount will be zero.

Term Blend Adjustment Factor. This factor is equal to 1.0 unless a term insurance rider is attached to your policy. If a term insurance rider is attached to your policy, the term blend adjustment factor will equal (1) plus
(2) multiplied by (3)] where :

1) is the minimum adjustment factor, as shown in the policy specifications;

2) is one minus the minimum adjustment factor; and

3) is the ratio of the basic policy specified amount to the target face amount.

If term insurance is added to the policy, the term blend adjustment factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the policy, the term blend adjustment factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the policy.

This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.

The rider otherwise terminates on the earliest of:

1) the death of the insured, or

2) the maturity date of the policy, as shown in the policy specifications; or

3) the date this policy is terminated, as provided under the grace period provision of the policy; or

4) the next monthly deduction day after we receive your written request to terminate this rider.



Continuation of Coverage

Coverage of this policy will continue to the maturity date if your surrender value is sufficient to cover each monthly deduction. The maturity date for this policy is the policy anniversary nearest the insured's 100th birthday. As of the maturity date, the death benefit will be equal to the surrender value.



Paid-Up Nonforfeiture Option

You may elect, any time prior to the maturity date, to continue this policy as paid-up life insurance. The effective date of the paid-up insurance will be the monthly deduction day following the receipt of your written request at our Administrative Office. As of the effective date:

o the specified amount will be the amount which the surrender value will purchase as a net single premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy (this may not exceed the death benefit),

o no further premium payments, monthly deductions, interest credits or changes in coverage may be made,

o we will transfer the Separate Account value to the Fixed Account value, and

o all extra benefit riders will terminate.



Coverage Beyond Maturity

At any time prior to the maturity date of this policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.

If elected, the following will apply:

o we will transfer the value of the Separate Account to the Fixed Account,

o we will credit interest on the policy value,

o where permitted by law we will continue to charge you monthly deductions, except we will not charge you any cost of insurance,

o loan interest on any loans outstanding on the maturity date will continue to accrue,

o the death benefit will be equal to the policy value and the death benefit proceeds will be the policy value less any indebtedness.

This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.

At this time, uncertainties exist about the tax treatment of the policy if it should continue beyond the maturity date. Therefore, you should consult your tax adviser before the policy becomes eligible for coverage beyond maturity.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the insured;

3) failure to pay the necessary amount of premium to keep your policy in force;
or

4) the maturity date, unless coverage beyond maturity is elected.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.



State Regulation

The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features.


PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required. Premiums may be paid anytime before the insured reaches age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing or electronically. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The percentages of net premium payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, quarterly, or monthly.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You may increase planned premiums, or pay additional premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. The excess amount of premium will be returned to you.



Life Insurance Qualification

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose either the guideline premium test or the cash value accumulation test.

The guideline premium test limits the amount of premiums that may be paid into the policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the guideline premium test is usually less than the amount of death benefit that results from the cash value accumulation test.

The cash value accumulation test does not limit the amount of premiums that may be paid into the policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the insured's age, gender, and risk classification.

Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the cash value accumulation test are usually greater than those required under the guideline premium test. Increases in the death benefit required by either test will increase the cost of insurance under the policy, which can reduce policy value. Refer to your policy specifications page for the limits applicable to your policy.

Discuss this choice with your financial representative and tax adviser before purchasing the policy. Once your policy is issued, the qualification method cannot be changed.



Policy Values

Policy value in your variable life insurance policy is also called the total account value.

The total account value equals the sum of the Fixed Account value, the Separate Account value, and the loan balance. At any point in time, the total account value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the loan balance; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the total account value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value at an annual rate of 3%.

The loan balance, if any, reflects amounts held as collateral on any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's general account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.

The interest earned by the loan balance will be added to the Fixed Account value and the Separate Account value in the same proportion in which the loan amount was originally deducted from these values.

The "net" total account value is the total account value less the loan balance. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the total account value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the loan balance. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, or

2) a percentage of the total account value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your policy.

Death benefit proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.

The following table provides more information about the death benefit options.



 Option                        Death Benefit Proceeds Equal to the                                  Variability
    1         Specified amount, which includes the total account value as of the         Generally provides a level death
              date of the insured's death.                                               benefit
    2         Sum of the specified amount plus the total account value as of the         May increase or decrease over
              date of the insured's death.                                               time, depending on the amount
                                                                                         of premium paid and the
                                                                                         investment performance of the
                                                                                         underlying Sub-Accounts or the
                                                                                         Fixed Account.
    3         Specified amount plus the accumulated premiums (all premiums               Will generally increase,
              paid from the date of issue accumulated at the premium                     depending on the amount of
              accumulation rate chosen by you before policy issue and shown in           premium paid.
              the policy specifications pages), less withdrawals as of the date of the insured's death.

If your policy includes a Term Insurance Rider, the target face amount replaces the specified amount in each of the death benefit options.

If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The new specified amount will equal the specified amount prior to the change minus the total account value at the time of the change.
     2 to 1          The new specified amount will equal the specified amount prior to the change plus the total account value at the time of the change.
     1 to 3          Changes from Option 1 to Option 3 are not allowed.
     3 to 1          The new specified amount will equal the specified amount prior to the change plus the accumulated premiums, less withdrawals (all premiums paid from the date of issue accumulated at the premium accumulation rate chosen by you before policy issue and shown in the policy specifications pages), at the time of the change.
     2 to 3          Changes from Option 2 to Option 3 are not allowed.

 Option change                              Impact
     3 to 2          Changes from Option 3 to Option 2 are not allowed.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law.

Any change is effective on the first monthly deduction day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the change will be effective on the first monthly deduction day on which the total account value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.


POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The surrender value of your policy is the amount you can receive by surrendering the policy. This equals the total account value minus the loan balance including any accrued interest, plus any credit from the Enhanced Surrender Value Rider or the Adjustable Benefit Enhancement Rider, if applicable. All or part of the surrender value may be applied to one or more of the settlement options.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of variable accumulation units. The cancellation of such units will be based on the variable accumulation unit value determined at the close of the valuation period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.



Partial Surrender

You may make a partial surrender, withdrawing a portion of your policy values, anytime after the first policy year, while the policy is in force. You must request a partial surrender in writing. The total of all partial surrenders may not exceed 90% of the surrender value of your policy. We may limit partial surrenders to the extent necessary to meet the federal tax law requirements. Each partial surrender must be at least $500. Partial surrenders are subject to other limitations as described below.

Partial surrenders may reduce the total account value, the death benefit, and the specified amount. The amount of the partial surrender fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of partial surrenders on the death benefit proceeds depends on the death benefit option in effect at the time of the partial surrender.



   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              Will reduce the total account value, death benefit and the specified amount.
         2              Will reduce the total account value and the death benefit, but not the specified amount.
         3              Will reduce the total account value, accumulated premiums (all premiums paid from the date of issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the specified amount.

Partial surrender proceeds will generally be paid within seven days of our receipt of your request.


POLICY LOANS
You may borrow against the surrender value of your policy. We reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the total account value minus the loan balance. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and total account value.


An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the loan collateral account. The amount allocated to the loan collateral account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the "loan balance".) Amounts transferred to the loan collateral account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below and other than in the event the loan is taken pursuant to the terms of the Alternative Policy Loan Rider. The loan balance does not include the amount of any loan obtained through that rider. Unless paid in advance, loan interest will be treated as an additional policy loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the loan collateral account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the loan collateral account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are then being allocated.


If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current total account value, the policy will terminate subject to the conditions in the grace period provision. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The annual loan interest rate we charge during any policy year will be:

o the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the policy anniversary occurs, or, if greater,

o 3.5%

This rate may increase only when it would be at least 0.5% higher than the prior policy year policy year's rate and decrease only when it would be at least 0.5% lower than the prior policy year policy year's rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior policy year.

When you take a loan, we will tell you the current policy loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.

Amounts in the loan collateral account shall earn interest at a lower rate than the policy loan interest rate. The difference between the rates will never exceed 0.50%.



LAPSE AND REINSTATEMENT
If at any time the total account value less the loan collateral account value is insufficient to pay the monthly deduction, all policy coverage will terminate. This is referred to as policy lapse. The total account value less the loan collateral account value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the total account value less the loan collateral account value of your policy is sufficient to pay the monthly deduction amount on a monthly deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly deduction day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



Reinstatement of a Lapsed Policy

You can apply for reinstatement within five years after the date of lapse and before your policy's maturity date. To reinstate your policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current monthly deductions, plus two additional monthly deductions. If we approve your application for reinstatement, your policy will be reinstated on the monthly deduction day following our approval. The policy's total account value at reinstatement will be the net premium paid less the monthly deduction due that day. Any loan balance will not be reinstated.


TAX ISSUES

The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax adviser about the application of tax rules to your individual situation.




Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The cash value accumulation test, which does not limit premiums paid, requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. Once your policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if
(1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."


Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.


Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the Beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a MEC. A Modified Endowment Contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.


Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.


Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs


Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, such as in the case of an alternative policy loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

Other Considerations


Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. Thus the policy value may equal the Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness including an Alternative Policy Loan, if any, is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20% owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.


Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.


Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net

Accumulation Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.




Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.




LEGAL PROCEEDINGS

In the ordinary course of its business, the Company and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.



FINANCIAL STATEMENTS

The December 31, 2008 financial statements of the Separate Account and the December 31, 2008 consolidated financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI





GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Capital Markets and Financial Ratings
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Transfer Agent



POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241

                               End of Prospectus

                                  SAI 2

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2009
                  Relating to Prospectus Dated May 1, 2009 for



                    Lincoln Corporate Commitment VUL product



       Lincoln Life Flexible Premium Variable Life Account S, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Lincoln Executive Benefits
350 Church Street - MEM1
Hartford, CT 06103-1106


or by telephoning (877) 533-0117, and requesting a copy of the Lincoln Corporate Commitment VUL product prospectus.



                          TABLE OF CONTENTS OF THE SAI





Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION..............................             2
    Lincoln Life.................................             2
    Capital Markets and Financial Ratings........             2
    Registration Statement.......................             3
    Changes of Investment Policy.................             3
    Principal Underwriter........................             3
    Disaster Plan................................             3
    Advertising..................................             3
SERVICES.........................................             5
    Independent Registered Public Accounting
      Firm.......................................             5
    Accounting Services..........................             5
    Transfer Agent...............................             5


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION...............................             5
    Assignment...................................             5
    Change of Ownership..........................             5
    Beneficiary..................................             5
    Change of Plan...............................             6
    Settlement Options...........................             6
    Deferral of Payments.........................             7
    Incontestability.............................             7
    Misstatement of Age..........................             7
    Suicide......................................             7
PERFORMANCE DATA.................................             7
FINANCIAL STATEMENTS.............................             8
    Separate Account.............................           C-1
    Company......................................           S-1

GENERAL INFORMATION


Lincoln Life

The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current accumulation value of your policy, are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.


Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.


A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.




Capital Markets and Financial Ratings

Beginning in 2008 and continuing as of the date of this prospectus, the capital and credit markets have experienced an unusually high degree of volatility. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected. In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Nationally recognized rating agencies rate our financial as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best, Fitch, Moody's and S&P each revised their outlook for the U.S. life insurance sector from stable to negative.

Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.




Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments. The state insurance departments would not approve the change in investment policy if found to be detrimental to the interests of the owners of the policies or the end result would render our operations hazardous to the public.

If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.



Principal Underwriter


Beginning on May 1, 2007, Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, became the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $27,577,363 in 2008 and $26,256,116 in 2007 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.





Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising


Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company, and Fitch. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.


The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.


The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SERVICES


Independent Registered Public Accounting Firm

The financial statements of the Separate Account consolidated financial statements of The Lincoln National Life Insurance Company appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.




Accounting Services

We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Transfer Agent

Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.


POLICY INFORMATION


Assignment
While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, and before the maturity date, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.



Settlement Options

All or part of the proceeds of this policy may be applied, under one or more of the options available. An election shall be made by written request to our Administrative Office. The payee of proceeds may make this election if no prior election has been made.

The payee must designate whether the payments will be:

o on a fixed basis

o on a variable basis, or

o a combination of fixed and variable.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

If a variable annuity is chosen, an assumed annual net return rate of 4.0% will be used to determine the amount of the first annuity payment under a variable annuity.

Payments on a variable basis will be made from the proceeds held in Lincoln Life Variable Annuity Separate Account N. We will provide an Account N prospectus upon request. That prospectus will describe the available funds and the charges and fees in Account N, as well as information on transfers and other rights you will have. You should review this prospectus, as well as funds prospectuses for the funds available under Account N, prior to selecting any variable payment option.

Annuity payment options currently available:

1) Life annuity/life annuity with guaranteed period-fixed and/or variable payments.

2) Unit refund life annuity-variable annuity payments.

3) Cash refund life annuity-fixed annuity payments.

4) Joint life annuity/joint life annuity certain with guaranteed period-fixed and/or variable payments.

Refer to your policy for detailed information on each of the annuity payment options.

You will be notified in writing of other options that may be made available to you.

Deferral of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).



Misstatement of Age

If the age of the insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, but

o no deductions for additional policy expenses (i.e., premium loads, mortality and expense charges, administrative fees and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2008 financial statements of the Separate Account and the December 31, 2008 consolidated financial statements of the Company follow.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2008 AND 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company and its subsidiaries (the Company) as of December 31, 2008 and 2007, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and its subsidiaries at December 31, 2008 and 2007, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2007 the Company changed its method of accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts as well as its method of accounting for uncertainty in income taxes.

/s/ Ernst & Young, LLP

Philadelphia, Pennsylvania
March 18, 2009

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                           AS OF DECEMBER 31,
                                                                          -------------------
                                                                            2008       2007
                                                                          --------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity (amortized cost: 2008 -- $52,558; 2007 -- $53,250)   $ 46,489   $ 53,405
      Equity (cost: 2008 -- $187; 2007 -- $132)                                139        134
   Trading securities                                                        2,189      2,533
   Mortgage loans on real estate                                             7,396      7,117
   Real estate                                                                 119        258
   Policy loans                                                              2,887      2,848
   Derivative investments                                                       60        172
   Other investments                                                           948        986
                                                                          --------   --------
         Total investments                                                  60,227     67,453
Cash and invested cash                                                       2,116        975
Deferred acquisition costs and value of business acquired                   11,184      8,574
Premiums and fees receivable                                                   445        382
Accrued investment income                                                      782        801
Reinsurance recoverables                                                    11,334      7,779
Reinsurance related derivative assets                                          167         --
Goodwill                                                                     3,520      3,539
Other assets                                                                 3,509      2,451
Separate account assets                                                     55,655     82,263
                                                                          --------   --------
         Total assets                                                     $148,939   $174,217
                                                                          ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Future contract benefits                                                  $ 17,054   $ 13,619
Other contract holder funds                                                 59,441     58,168
Short-term debt                                                                  4        173
Long-term debt                                                               2,080      1,675
Reinsurance related derivative liability                                        --        102
Funds withheld reinsurance liabilities                                       2,243      1,862
Deferred gain on business sold through reinsurance                             542        696
Payables for collateral under securities loaned and derivatives                880      1,135
Other liabilities                                                            1,382      2,083
Separate account liabilities                                                55,655     82,263
                                                                          --------   --------
         Total liabilities                                                 139,281    161,776
                                                                          --------   --------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 14)
STOCKHOLDER'S EQUITY:
Common stock -- 10,000,000 shares, authorized, issued and outstanding        9,132      9,105
Retained earnings                                                            3,135      3,283
Accumulated other comprehensive income (loss)                               (2,609)        53
                                                                          --------   --------
         Total stockholder's equity                                          9,658     12,441
                                                                          --------   --------
         Total liabilities and stockholder's equity                       $148,939   $174,217
                                                                          ========   ========

       See accompanying Notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF INCOME
(IN MILLIONS)

                                                                        FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                     ------------------------
                                                                      2008     2007     2006
                                                                     ------   ------   ------
REVENUES:
Insurance premiums                                                   $1,835   $1,664   $1,174
Insurance fees                                                        2,980    2,930    2,400
Net investment income                                                 3,975    4,181    3,805
Realized loss                                                          (831)    (127)     (35)
Amortization of deferred gain on business sold through reinsurance       76       83       76
Other revenues and fees                                                 273      323      289
                                                                     ------   ------   ------
   Total revenues                                                     8,308    9,054    7,709
                                                                     ------   ------   ------
BENEFITS AND EXPENSES:
Interest credited                                                     2,438    2,379    2,175
Benefits                                                              2,645    2,330    1,758
Underwriting, acquisition, insurance and other expenses               2,954    2,520    2,073
Interest and debt expense                                                85       82       82
                                                                     ------   ------   ------
   Total benefits and expenses                                        8,122    7,311    6,088
                                                                     ------   ------   ------
Income before taxes                                                     186    1,743    1,621
Federal income tax expense (benefit)                                    (68)     504      460
                                                                     ------   ------   ------
      Net income                                                     $  254   $1,239   $1,161
                                                                     ======   ======   ======

       See accompanying Notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                               ---------------------------
                                                                 2008      2007      2006
                                                               -------   -------   -------
COMMON STOCK:
Balance at beginning-of-year                                   $ 9,105   $ 9,088   $ 2,125
Lincoln National Corporation purchase price                         --        (9)    6,932
Stock compensation                                                  27        26        31
                                                               -------   -------   -------
   Balance at end-of-year                                        9,132     9,105     9,088
                                                               -------   -------   -------
RETAINED EARNINGS:
Balance at beginning-of-year                                     3,283     3,341     2,748
Cumulative effect of adoption of SOP 05-1                           --       (41)       --
Cumulative effect of adoption of FIN 48                             --       (14)       --
Comprehensive income (loss)                                     (2,408)      876     1,124
Less other comprehensive income (loss), net of tax:             (2,662)     (363)      (37)
                                                               -------   -------   -------
   Net Income                                                      254     1,239     1,161
Dividends declared                                                (402)   (1,242)     (568)
                                                               -------   -------   -------
   Balance at end-of-year                                        3,135     3,283     3,341
                                                               -------   -------   -------
NET UNREALIZED GAIN (LOSS) ON AVAILABLE-FOR-SALE SECURITIES:
Balance at beginning-of-year                                        76       421       452
Change during the year                                          (2,638)     (345)      (31)
                                                               -------   -------   -------
   Balance at end-of-year                                       (2,562)       76       421
                                                               -------   -------   -------
NET UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS:
Balance at beginning-of-year                                       (19)       (9)        7
Change during the year                                               4       (10)      (16)
                                                               -------   -------   -------
   Balance at end-of-year                                          (15)      (19)       (9)
                                                               -------   -------   -------
MINIMUM PENSION LIABILITY ADJUSTMENT:
Balance at beginning-of-year                                        --        --        (6)
Change during the year                                              --        --         6
                                                               -------   -------   -------
   Balance at end-of-year                                           --        --        --
                                                               -------   -------   -------
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS:
Balance at beginning-of-year                                        (4)        4        --
Change during the year                                             (28)       (8)        4
                                                               -------   -------   -------
   Balance at end-of-year                                          (32)       (4)        4
                                                               -------   -------   -------
      Total stockholder's equity at end-of-year                $ 9,658   $12,441   $12,845
                                                               =======   =======   =======

       See accompanying Notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                             FOR THE YEARS ENDED
                                                                                 DECEMBER 31,
                                                                         ---------------------------
                                                                           2008      2007      2006
                                                                         -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                               $   254   $ 1,239   $ 1,161
Adjustments to reconcile net income to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front
      end loads deferrals and interest, net of amortization                 (244)     (916)     (664)
   Trading securities purchases, sales and maturities, net                   177       316       165
   Change in premiums and fees receivable                                    (61)      (88)       (3)
   Change in accrued investment income                                        19        13        21
   Change in future contract benefits                                      4,169       526       109
   Change in other contract holder funds                                     (71)      453       741
   Change in funds withheld reinsurance liability and reinsurance
      recoverables                                                        (3,618)     (493)      304
   Change in federal income tax accruals                                     (45)      310       150
   Realized loss                                                             831       127        35
   Amortization of deferred gain on business sold through reinsurance        (76)      (83)      (76)
   Stock-based compensation expense                                           19        26        31
   Other                                                                     (31)     (160)   (1,055)
                                                                         -------   -------   -------
      Net cash provided by operating activities                            1,323     1,270       919
                                                                         -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities                               (5,776)   (8,606)   (9,323)
Sales of available-for-sale securities                                     1,506     3,453     5,328
Maturities of available-for-sale securities                                3,732     4,087     3,326
Purchases of other investments                                            (1,163)   (2,018)     (696)
Sales or maturities of other investments                                     907     1,880       585
Increase (decrease) in payables for collateral under securities
   loaned and derivatives                                                   (255)     (369)      538
Purchase of Jefferson-Pilot stock, net of cash acquired of $39                --        --       154
Other                                                                       (117)      (84)       58
                                                                         -------   -------   -------
      Net cash used in investing activities                               (1,166)   (1,657)      (30)
                                                                         -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of long-term debt                                                   250       375       140
Issuance (decrease) in commercial paper                                      (14)       13       (13)
Deposits of fixed account values, including the fixed portion of
   variable                                                                9,806     9,481     7,444
Withdrawals of fixed account values, including the fixed portion
   of variable                                                            (5,910)   (6,645)   (6,660)
Transfers to and from separate accounts, net                              (2,204)   (2,448)   (1,821)
Payment of funding agreements                                               (550)       --        --
Common stock issued for benefit plans and excess tax benefits                  8        --        --
Dividends paid to stockholder                                               (402)     (787)     (568)
                                                                         -------   -------   -------
      Net provided by (used in) financing activities                         984       (11)   (1,478)
                                                                         -------   -------   -------
         Net increase (decrease) in cash and invested cash                 1,141      (398)     (589)
         Cash and invested cash at beginning-of-year                         975     1,373     1,962
                                                                         -------   -------   -------
            Cash and invested cash at end-of-period                      $ 2,116   $   975   $ 1,373
                                                                         =======   =======   =======

       See accompanying Notes to the Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America ("U.S.") and several U.S. territories, see Note 23.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On February 15, 2007, the North Carolina Department of Insurance approved the merger of Jefferson-Pilot Life Insurance Company ("JPL") into LNL with LNL being the survivor and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") into LLANY, with JPLA being the survivor. JPLA then changed its name to LLANY. The effective date of these transactions was April 2, 2007. On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, First Penn-Pacific Life Insurance Company ("FPP"), to LNC. On July 2, 2007, the Nebraska Insurance Department approved the merger of Jefferson Pilot Financial Insurance Company ("JPFIC"), formerly a wholly-owned subsidiary of Jefferson-Pilot, into LNL.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combination" ("SFAS 141"), excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations," provide a source of guidance for such transactions. In accordance with APB Opinion No. 16, the consolidated financial statements are presented as if on April 3, 2006, LNL completed the merger with JPL, JPLA and JPFIC, and has included the results of operations and financial condition of JPL, JPLA and JPFIC in our consolidated financial statements beginning on April 3, 2006, in a manner similar to a pooling-of-interests. The consolidated financial statements for the period from January 1, 2006 through April 2, 2006 exclude the results of operations and financial condition of JPL, JPLA and JPFIC. The consolidated financial statements include the results of operations and financial condition of FPP from January 1, 2007 through May 3, 2007 and for the year ended December 31, 2006. FPP's results subsequent to May 3, 2007 are excluded from these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 21 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

For the two years ended December 31, 2007, we have reclassified the results of certain derivatives and embedded derivatives to realized gain (loss), which were previously reported within insurance fees, net investment income, interest credited or benefits on our Consolidated Statements of Income. The associated amortization expense of deferred acquisition costs ("DAC") and value of business acquired ("VOBA") (previously reported within underwriting, acquisition, insurance and other expenses), deferred sales inducements ("DSI") (previously reported within interest credited), deferred front-end loads ("DFEL") (previously reported within insurance fees) and changes in contract holder funds (previously reported within benefits) have also been reclassified to realized gain (loss) on our Consolidated Statements of Income. The detail of the reclassifications (in millions) from what was previously reported in prior period Consolidated Statements of Income (in millions) was as follows:

                                            FOR THE YEARS
                                          ENDED DECEMBER, 31
                                          -------------------
                                               2007   2006
                                              -----   ----
Realized loss, as previously reported         $(112)  $ (2)
Effect of reclassifications to:
   Insurance fees                                64     39
   Net investment income                         (5)    62
   Interest credited                            (19)   (66)
   Benefits                                    (103)   (55)
   Underwriting, acquisition, insurance
      and other expenses                         48    (13)
                                              -----   ----
      Realized loss, as adjusted              $(127)  $(35)
                                              =====   ====

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income is not material. All material inter-company accounts and transactions have been eliminated in consolidation. See Note 4 for additional discussion on our VIEs.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, DAC, VOBA, goodwill, future contract benefits, other contract holder funds (including DFEL), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES

Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as available-for-sale based on assumptions used by market participants in pricing the security. Pursuant to SFAS No. 157, we have categorized these securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include: third party pricing services, independent broker quotations or pricing matrices. We use observable and unobservable inputs to our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, and discussions with senior business leaders and brokers as well as observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

We do not adjust prices received from third parties; however, we analyze the third party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy. See Note 2 "STATEMENT OF FINANCIAL ACCOUNTING STANDARDS ("SFAS") NO. 157 ("SFAS 157") - FAIR VALUE MEASUREMENTS" for more information regarding the fair value hierarchy.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

We regularly review available-for-sale securities for declines in fair value that we determine to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income. A write-down for impairment can be recognized for both credit-related events and for a decline in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery of fair value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, a recovery in value is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, we consider several factors including, but not limited to: the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; the cause of the decline; and fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value, offset by corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in net investment income on our Consolidated Statements of Income as they occur. The fair value for our trading securities is determined in the same manner as our securities classified as available-for-sale discussed in "AVAILABLE-FOR-SALE SECURITIES" above. For discussion of how the fair value of our embedded derivatives is determined see "DERIVATIVE INSTRUMENTS" below.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

For asset-backed and mortgage-backed securities, included in the trading and available-for-sale fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income.

SECURITIES LENDING

Securities loaned are treated as collateralized financing transactions, and a liability is recorded equal to the cash collateral received, which is typically greater than the market value of the related securities loaned. This liability is included within payables for collateral under securities loaned and derivatives on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash equivalents, short-term investments or fixed maturity securities. Income and expense associated with these transactions are recorded as investment income and investment expense within net investment income on our Consolidated Statements of Income.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are treated as collateralized financing transactions, and a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral under securities loaned and derivatives on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity securities. Income and expense associated with these transactions are recorded as investment income and investment expense within net investment income on our Consolidated Statements of Income.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price, or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment.

Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income. The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income. Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. Pursuant to SFAS No. 157, we have categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2. The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income within realized gain (loss) during the period of change.

The Company purchases and issues financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in realized gain (loss) on our Consolidated Statements of Income. See
Note 6 for additional discussion of our derivative instruments.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair value of the derivative.

We do not adjust prices received from third parties. However, we do analyze the third party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate hierarchy levels described in Note 2 "SFAS 157 - FAIR VALUE MEASUREMENTS."

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e. DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97"); and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). For all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. DSI is expensed in interest credited on our Consolidated Statements of Income. The amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income.

Under SFAS 97, acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

All SFAS 60 contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization under SFAS 60 for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as available-for-sale and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included on our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income, respectively, because there is a right of offset explicit in the reinsurance agreements. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Under SFAS No. 142, "Goodwill and Other Intangible Assets," ("SFAS 142") goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. SFAS 142 requires that we perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by allocating the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Consolidated Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income.

Sales force intangibles are attributable to the value of the distribution system acquired in the Insurance Solutions - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

OTHER LONG-LIVED ASSETS

Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding arrangements with contractual guarantees.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed death benefit ("GDB") features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 35% of permanent life insurance in force as of

December 31, 2008, and approximately 71% of sales for these products in 2008. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value. The fair values for the GLB contracts are based on their approximate surrender values. Our LINCOLN SMARTSECURITY(R) Advantage guaranteed withdrawal benefit ("GWB") feature, GIB and 4LATER(R) features have elements of both insurance benefits accounted for under Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") and embedded derivatives accounted for under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. We classify these items in level 3 within the hierarchy levels described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years, in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). In addition, for the deferred loss on the reinsurance ceded to LNBAR we are recognizing it over 30 years.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income. These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Income includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities on Modco and CFW reinsurance arrangements. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees primarily consist of amounts earned by our retail distributor, LFA, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2006 through 2008 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 18 for additional information.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. See Note 20 for additional information.

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, costs or hedges are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 7 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"), which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract are accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract are accounted for as an extinguishment of the replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. We adopted SOP 05-1 effective January 1, 2007, by recording decreases to total assets of $69 million, total liabilities of $28 million and retained earnings of $41 million on our Consolidated Balance Sheets. In addition, the adoption of SOP 05-1 resulted in an approximately $17 million increase to underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income for the year ended December 31, 2007, which was attributable to changes in DAC and VOBA deferrals and amortization.

FASB STAFF POSITION FAS 115-1 AND FAS 124-1 -- THE MEANING OF
OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullified the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 - "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and superseded EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." Under the impairment model in FSP 115-1, any security in an unrealized loss position is considered impaired. An evaluation is made to determine whether the impairment is other-than-temporary based on existing accounting guidance. If an impairment is considered other-than-temporary, a realized loss is recognized to write the security's cost or amortized cost basis down to fair value. The fair value of the security on the measurement date of the other-than-temporary impairment becomes the new cost basis for the security, which may not be adjusted for subsequent recoveries in fair value. Subsequent to the recognition of an interest-related other-than-temporary impairment for debt securities, the resulting discount, or reduction to the premium, is amortized over the remaining life of the debt security, prospectively, based on the amount and timing of the estimated future cash flows of the debt security. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our consolidated financial condition or results of operations.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation.

In December 2006, the FASB issued Derivative Implementation Group ("DIG") Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Because SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provided a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133.

We adopted the provisions of SFAS 155 and DIG B40 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 and DIG B40 did not have a material impact on our consolidated financial condition or results of operations.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109

In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of $14 million on our Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 7 for more information regarding our adoption of FIN 48.

SFAS 157 -- FAIR VALUE MEASUREMENTS

In September 2006, the FASB issued SFAS 157, "Fair Value Measurements," which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. "Blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

We have certain guaranteed benefit features within our annuity products that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing Level 3 inputs and some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement, including liquidity assumptions and assumptions regarding the Company's own credit or non-performance risk. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs and the effects of the measurements on earnings. See Note 22 for additional information about our fair value disclosures for financial instruments required by SFAS 157.

We adopted SFAS 157 effective January 1, 2008, by recording increases (decreases) to the following categories (in millions) on our consolidated financial statements:

ASSETS
DAC                                                      $ (3)
VOBA                                                       (8)
Other assets -- DSI                                        (1)
                                                         ----
   Total assets                                          $(12)
                                                         ====
LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts   $(20)
Other liabilities -- income tax liabilities                 3
                                                         ----
   Total liabilities                                     $(17)
                                                         ====
REVENUES
Realized gain                                            $ 10
   Federal income tax                                       3
                                                         ----
      Increase to net income                             $  7
                                                         ====

See "Summary of Significant Accounting Policies" in Note 1 for discussion of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

FSP NO. FAS 157-2 -- EFFECTIVE DATE OF FASB STATEMENT NO. 157

In February 2008, the FASB issued FSP No. FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP 157-2"). FSP 157-2 delays the effective date of SFAS 157 for nonfinancial assets and nonfinancial liabilities to fiscal years beginning after November 15, 2008, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). Accordingly, we did not apply the provisions of SFAS 157 to nonfinancial assets and nonfinancial liabilities within the scope of FSP 157-2. Examples of items to which the deferral is applicable include, but are not limited to:

     - Nonfinancial assets and nonfinancial liabilities initially measured at fair value in a business combination or other new basis event, but not measured at fair value in subsequent periods;

     - Reporting units measured at fair value in the goodwill impairment test under SFAS 142, and indefinite-lived intangible assets measured at fair value for impairment assessment under SFAS 142;

     - Nonfinancial long-lived assets measured at fair value for an impairment assessment under SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets";

     - Asset retirement obligations initially measured at fair value under SFAS No. 143, "Accounting for Asset Retirement Obligations"; and

     - Nonfinancial liabilities for exit or disposal activities initially measured at fair value under SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities."

As of January 1, 2009, the deferral from FSP 157-2 will no longer be effective. We will apply the provisions of SFAS 157 to nonfinancial assets and nonfinancial liabilities beginning on January 1, 2009, and we do not expect the application to have a material impact on our consolidated financial condition or results of operations.

FSP NO. FAS 157-3 -- DETERMINING THE FAIR VALUE OF A FINANCIAL ASSET WHEN THE MARKET FOR THAT ASSET IS NOT ACTIVE

In October 2008, the FASB issued FSP FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active" ("FSP 157-3"). FSP 157-3 clarifies the application of SFAS 157 in a market that is not active and provides an illustrative example of key considerations to analyze in determining fair value of a financial asset when the market for the asset is not active. During times when there is little market activity for a financial asset, the objective of fair value measurement remains the same, that is, to value the asset at the price that would be received by the holder of the financial asset in an orderly transaction (exit price) that is not a forced liquidation or distressed sale at the measurement date. Determining fair value of a financial asset during a period of market inactivity may require the use of significant judgment and an evaluation of the facts and circumstances to determine if transactions for a financial asset represent a forced liquidation or distressed sale. An entity's own assumptions regarding future cash flows and risk-adjusted discount rates for financial assets are acceptable when relevant observable inputs are not available. FSP 157-3 was effective on October 10, 2008, and for all prior periods for which financial statements have not been issued. Any changes in valuation techniques resulting from the adoption of FSP 157-3 shall be accounted for as a change in accounting estimated in accordance with SFAS No. 154, "Accounting Changes and Error Corrections." We adopted the guidance in FSP 157-3 in our financial statements for the reporting period ending September 30, 2008. The adoption did not have a material impact on our consolidated financial condition or results of operations.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of that date.

DERIVATIVE IMPLEMENTATION GROUP STATEMENT 133 IMPLEMENTATION ISSUE NO. E23 -- ISSUES INVOLVING THE APPLICATION OF THE SHORTCUT METHOD UNDER PARAGRAPH 68

In December 2007, the FASB issued Derivative Implementation Group ("DIG") Statement 133 Implementation Issue No. E23, "Issues Involving the Application of the Shortcut Method under Paragraph 68" ("DIG E23"), which gives clarification to the application of the shortcut method of accounting for qualifying fair value hedging relationships involving an interest-bearing financial instrument and/or an interest rate swap, originally outlined in paragraph 68 in SFAS 133. We adopted DIG E23 effective January 1, 2008, for hedging relationships designated on or after that date. The adoption did not have a material impact on our consolidated financial condition or results of operations.

FSP FAS NO. 133-1 AND FIN 45-4 -- DISCLOSURES ABOUT CREDIT DERIVATIVES AND CERTAIN GUARANTEES: AN AMENDMENT OF FASB STATEMENT NO. 133 AND FASB INTERPRETATION NO. 45; AND CLARIFICATION OF THE EFFECTIVE DATE OF FASB STATEMENT NO. 161

In September 2008, the FASB issued FSP FAS No. 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" ("FSP 133-1"). FSP 133-1 amends the disclosure requirements of SFAS 133 to require the seller of credit derivatives, including hybrid financial instruments with embedded credit derivatives, to disclose additional information regarding, among other things, the nature of the credit derivative, information regarding the facts and circumstances that may require performance or payment under the credit derivative, and the nature of any recourse provisions the seller can use for recovery of payments made under the credit derivative. In addition, FSP 133-1 amends the disclosure requirements in FIN 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45") to require additional disclosure about the payment/performance risk of a guarantee. Finally, FSP 133-1 clarifies the intent of the FASB regarding the effective date of SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" ("SFAS 161"). The provisions of FSP 133-1 related to SFAS 133 and FIN 45 are effective for annual and interim reporting periods ending after November 15, 2008, with comparative disclosures required only for those periods ending subsequent to initial adoption. The clarification of the effective date of SFAS 161 was effective upon the issuance of FSP 133-1, and will not impact the effective date of SFAS 161 in our financial statements. We have included these required enhanced disclosures related to credit derivatives, hybrid financial instruments and guarantees in the notes to the consolidated financial statements beginning in the reporting period ended December 31, 2008.

FSP FAS 140-4 AND FIN 46(R)-8 -- ENHANCED DISCLOSURE REQUIREMENTS RELATED TO TRANSFERS OF FINANCIAL ASSETS AND VARIABLE INTEREST ENTITIES.

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities" ("FSP 140-4"). FSP 140-4 amends FASB Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140") to require additional disclosures regarding a transferor's continuing involvement with transferred financial assets in a securitization or asset-backed financing arrangement. FSP 140-4 also amends FIN 46 (revised December 2003) "Consolidation of Variable Interest Entities," to expand the disclosure requirements for VIEs to include information regarding the decision to consolidate the VIE, the nature of and changes in risks related to a VIE, and the impact on the entity's financial statements due to the involvement with a VIE. Those variable interests required to comply with the guidance in FSP 140-4 include the primary beneficiary of the VIE, the holder of a significant variable interest and a sponsor that holds a variable interest. Further, FSP 140-4 requires enhanced disclosures for certain sponsors and holders of a significant variable interest in a qualifying special purpose entity. The provisions of FSP 140-4 are effective for the first reporting period ending after December 15, 2008, and comparative disclosures are not required. We included the enhanced disclosures required by FSP 140-4 in the notes to the consolidated financial statements beginning in the reporting period ended December 31, 2008.

See Note 4 for more information regarding our involvement with VIEs.

FSP EITF 99-20-1 -- AMENDMENTS TO THE IMPAIRMENT GUIDANCE IN EITF ISSUE NO.
99-20

In January 2009, the FASB issued FSP EITF 99-20-1, "Amendments to the Impairment Guidance in EITF Issue No. 99-20" ("EITF 99-20-1"), which eliminates the requirement in EITF No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets" ("EITF 99-20") for holders of beneficial interests to estimate cash flow using current information and events that a market participant would use in determining the current fair value and other-than-temporary impairment of the beneficial interest. FSP 99-20-1 removes the reference to a market participant and requires that an other-than-temporary impairment be recognized in earnings when it is probable that there has been an adverse change in the holder's estimated cash flows from the cash flows previously projected, which is consistent with the impairment model used in SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." FSP 99-20-1 is effective for interim and annual reporting periods ending after December 15, 2008, and must be applied prospectively at the balance sheet date of the reporting period for which the assessment of cash flows is made. We adopted the guidance in FSP 99-20-1 as of December 31, 2008. The adoption did not have a material impact on our consolidated financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 141(R) -- BUSINESS COMBINATIONS

In December 2007, the FASB issued SFAS No. 141(revised 2007), "Business Combinations" ("SFAS 141(R)"), which is a revision of SFAS No. 141 "Business Combinations" ("SFAS 141"). SFAS 141(R) retains the fundamental requirements of SFAS 141, but establishes principles and requirements for the acquirer in a business combination to recognize and measure the identifiable assets acquired, liabilities assumed and any noncontrolling interests in the acquiree and the goodwill acquired or the gain from a bargain purchase. The revised statement requires, among other things, that assets acquired, liabilities assumed and any noncontrolling interest in the acquiree shall be measured at their acquisition-date fair values. For business combinations completed upon adoption of SFAS 141(R), goodwill will be measured as the excess of the consideration transferred, plus the fair value of any noncontrolling interest in the acquiree, in excess of the fair values of the identifiable net assets acquired. Any contingent consideration shall be recognized at the acquisition-date fair value, which improves the accuracy of the goodwill measurement. Under SFAS 141(R), contractual pre-acquisition contingencies will be recognized at their acquisition-date fair values and non-contractual pre-acquisition contingencies will be recognized at their acquisition date fair values if it is more likely than not that the contingency gives rise to an asset or liability. Deferred recognition of pre-acquisition contingencies will no longer be permitted. Acquisition costs will be expensed in the period the costs are incurred, rather than included in the cost of the acquiree, and disclosure requirements will be enhanced to provide users with information to evaluate the nature and financial effects of the business combination. SFAS 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008, with earlier adoption prohibited. We will adopt SFAS 141(R) for acquisitions occurring after January 1, 2009.

SFAS NO. 160 -- NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements - an amendment of Accounting Research Bulletin ("ARB") No. 51" ("SFAS 160"), which aims to improve the relevance, comparability and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards surrounding noncontrolling interests, or minority interests, which are the portions of equity in a subsidiary not attributable, directly or indirectly, to a parent. The ownership interests in subsidiaries held by parties other than the parent shall be clearly identified, labeled and presented in the consolidated statement of financial position within equity, but separate from the parent's equity. The amount of consolidated net income attributable to the parent and to the noncontrolling interest must be clearly identified and presented on the face of the Consolidated Statements of Income. Changes in a parent's ownership interest while the parent retains its controlling financial interest in its subsidiary must be accounted for consistently as equity transactions. A parent's ownership interest in a subsidiary changes if the parent purchases additional ownership interests in its subsidiary, sells some of its ownership interests in its subsidiary, the subsidiary reacquires some of its ownership interests or the subsidiary issues additional ownership interests. When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary must be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment. Entities must provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. We will adopt SFAS 160 effective January 1, 2009, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

FSP FAS NO. 140-3 -- ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS AND REPURCHASE FINANCING TRANSACTIONS

In February 2008, the FASB issued FSP FAS No. 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions" ("FSP 140-3"), regarding the criteria for a repurchase financing to be considered a linked transaction under SFAS 140. A repurchase financing is a transaction where the buyer ("transferee") of a financial asset obtains financing from the seller ("transferor") and transfers the financial asset back to the seller as collateral until the financing is repaid. Under FSP 140-3, the transferor and the transferee shall not separately account for the transfer of a financial asset and a related repurchase financing unless the two transactions have a valid and distinct business or economic purpose for being entered into separately and the repurchase financing does not result in the initial transferor regaining control over the financial asset. In addition, an initial transfer of a financial asset and a repurchase financing entered into contemporaneously with, or in contemplation of, one another, must meet the criteria identified in FSP 140-3 in order to receive separate accounting treatment. FSP 140-3 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. FSP 140-3 will be applied prospectively to initial transfers and repurchase financings executed on or after the beginning of the fiscal year in which FSP 140-3 is initially applied. Early application is not permitted. We will adopt FSP 140-3 effective January 1, 2009, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

SFAS 161 -- DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- AN AMENDMENT OF FASB STATEMENT NO. 133

In March 2008, the FASB issued SFAS 161, which amends and expands current qualitative and quantitative disclosure requirements for derivative instruments and hedging activities. Enhanced disclosures will include: how and why we use derivative instruments; how derivative instruments and related hedged items are accounted for under SFAS 133; and how derivative instruments and related hedged items affect our financial position, financial performance and cash flows. Quantitative disclosures will be enhanced by requiring a tabular format by primary underlying risk and accounting designation for the fair value amount and location of derivative instruments in the financial statements and the amount and location of gains and losses in the financial statements for derivative instruments and related hedged items. The tabular disclosures should improve transparency of derivative positions existing at the end of the reporting period and the effect of using derivatives during the reporting period. SFAS 161 also requires the disclosure of credit-risk-related contingent features in derivative instruments and cross-referencing within the notes to the consolidated financial statements to assist users in locating information about derivative instruments. The amended and expanded disclosure requirements apply to all derivative instruments within the scope of SFAS 133, non-derivative hedging instruments and all hedged items designated and qualifying as hedges under SFAS 133. SFAS 161 is effective prospectively for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. We will adopt SFAS 161 effective January 1, 2009, at which time we will include these required enhanced disclosures related to derivative instruments and hedging activities in our financial statements.

FSP FAS NO. 142-3 -- DETERMINATION OF THE USEFUL LIFE OF INTANGIBLE ASSETS

In April 2008, the FASB issued FSP FAS No. 142-3, "Determination of the Useful Life of Intangible Assets" ("FSP 142-3"), which applies to recognized intangible assets accounted for under the guidance in SFAS 142. When developing renewal or extension assumptions in determining the useful life of recognized intangible assets, FSP 142-3 requires an entity to consider its own historical experience in renewing or extending similar arrangements. Absent the historical experience, an entity should use the assumptions a market participant would make when renewing and extending the intangible asset consistent with the highest and best use of the asset by market participants. In addition, FSP 142-3 requires financial statement disclosure regarding the extent to which expected future cash flows associated with the asset are affected by an entity's intent and/or ability to renew or extend an arrangement. FSP 142-3 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2008, with early adoption prohibited. FSP 142-3 should be applied prospectively to determine the useful life of a recognized intangible asset acquired after the effective date. In addition, FSP 142-3 requires prospective application of the disclosure requirements to all intangible assets recognized as of, and subsequent to, the effective date. We will adopt FSP 142-3 on January 1, 2009, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

SFAS NO. 163 -- ACCOUNTING FOR FINANCIAL GUARANTEE INSURANCE CONTRACTS -- AN INTERPRETATION OF FASB STATEMENT NO. 60

In May 2008, the FASB issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts - an interpretation of FASB Statement No. 60" ("SFAS 163"), which applies to financial guarantee insurance and reinsurance contracts not accounted for as derivative instruments, and issued by entities within the scope of SFAS No. 60, "Accounting and Reporting by Insurance Enterprises." SFAS 163 changes current accounting practice related to the recognition and measurement of premium revenue and claim liabilities such that premium revenue recognition is linked to the amount of insurance protection and the period in which it is provided, and a claim liability is recognized when it is expected that a claim loss will exceed the unearned premium revenue. In addition, SFAS 163 expands disclosure requirements to include information related to the premium revenue and claim liabilities, as well as information related to the risk-management activities used to evaluate credit deterioration in insured financial obligations. SFAS 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years; early application is not permitted. However, the disclosure requirements related to risk-management activities are effective in the first period (including interim periods) beginning after May 2008. Because we do not hold a significant amount of financial guarantee insurance and reinsurance contracts, no additional disclosures have been made, and we expect the adoption of SFAS 163 will not be material to our consolidated financial condition or results of operations.

EITF NO. 07-5 -- DETERMINING WHETHER AN INSTRUMENT (OR EMBEDDED FEATURE) IS INDEXED TO AN ENTITY'S OWN STOCK

In June 2008, the FASB issued EITF No. 07-5, "Determining Whether an Instrument (or Embedded Feature) is Indexed to an Entity's Own Stock" ("EITF 07-5"). EITF 07-5 provides guidance to determine whether an instrument (or an embedded feature) is indexed to an entity's own stock when evaluating the instrument as a derivative under SFAS 133. An instrument that is both indexed to an entity's own stock and classified in stockholder's equity in the entity's statement of financial position is not considered a derivative for the purposes of applying the guidance in SFAS 133. EITF 07-5 provides a two-step process to determine whether an equity-linked instrument (or embedded feature) is indexed to its own stock first by evaluating the instrument's contingent exercise provisions, if any, and second, by evaluating the instrument's settlement provisions. EITF 07-5 is applicable to outstanding instruments as of the beginning of the fiscal year in which the issue is adopted and is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. We will adopt EITF 07-5 on January 1, 2009, and do not expect the adoption will be material to our consolidated financial condition and results of operations.

EITF NO. 08-6 -- INVESTMENT ACCOUNTING CONSIDERATIONS

In November 2008, the FASB issued EITF No. 08-6, "Equity Method Investment Accounting Considerations" ("EITF 08-6"), which addresses the effect of SFAS 141(R) and SFAS 160 on equity-method accounting under Accounting Principles Board Opinion 18, "The Equity Method of Accounting for Investments in Common Stock" ("APB 18"). EITF 08-6 will continue the APB 18 requirement that the cost basis of a new equity-method investment will follow a cost accumulation model, which includes transaction costs in the cost of the equity investment and excludes the value of contingent consideration unless it is required to be recognized under other literature. Subsequently, issuances of shares by the equity-method investee that reduce the investor's ownership percentage should be accounted for as if the investor sold a proportionate share of the investment, with gain or loss recognized through earnings. The EITF decided that the investor would not have to complete a separate impairment analysis on the investee's underlying assets, but rather the entire equity-method investment would continue to be subject to the current other-than-temporary impairment guidance in APB 18. EITF 08-6 is applicable to all investments accounted for under the equity method and is effective, prospectively, in fiscal years beginning on or after December 15, 2008, and interim periods within those fiscal years. We will adopt EITF 08-6 on January 1, 2009, and do not expect the adoption will have a material impact on our financial condition and results of operations.

FSP FAS NO. 132(R)-1 -- EMPLOYERS' DISCLOSURES ABOUT POSTRETIREMENT BENEFIT PLAN ASSETS

In December 2008, the FASB issued FSP FAS No. 132(R)-1, "Employers' Disclosures about Postretirement Benefit Plan Assets" ("FSP 132(R)-1"), which requires enhanced disclosures of the plan assets of an employer's defined benefit pension or other postretirement benefit plans. The disclosures required under FSP 132(R)-1 will include information regarding the investment allocation decisions made for plan assets, the fair value of each major category of plan assets disclosed separately for pension plans and other postretirement benefit plans and the inputs and valuation techniques used to measure the fair value of plan assets including the level within the fair value hierarchy as defined by SFAS
157. FSP 132(R)-1 requires the additional disclosure in SFAS 157 for Level 3 fair value measurements, must also be provided for the fair value measurements of plan assets using Level 3 inputs. The disclosures in FSP 132(R)-1 are effective for fiscal years ending after December 15, 2009, and are not required for earlier periods that are presented for comparative purposes. We will include the disclosures required in FSP 132(R)-1 in the notes to our consolidated financial statements for the year ending December 31, 2009.

3. ACQUISITION, DIVIDEND OF FPP AND REINSURANCE CEDED TO LNBAR

JEFFERSON-PILOT ACQUISITION

On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot") by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. At that time, JPL, JPLA and JPFIC became wholly-owned by LNC.

DIVIDEND OF FPP

On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, FPP, to LNC. The following table summarizes the dividend of FPP to LNC (in millions):

                                                            DIVIDENDED
                                                               VALUE
                                                            ----------
Investments                                                  $ 1,809
Cash and invested cash                                            20
Deferred acquisition costs and value of business acquired        246
Premiums and fees receivable                                       2
Accrued investment income                                         24
Reinsurance recoverables                                         669
Goodwill                                                           2
Future contract benefits                                        (705)
Other contract holder funds                                   (1,509)
Other liabilities                                                (66)
                                                             -------
   Total dividend of FPP                                     $   492
                                                             =======

The caption dividends declared, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $492 million dividend of FPP presented above.

REINSURANCE CEDED TO LNBAR

We completed a reinsurance transaction during the fourth quarter of 2008 whereby we ceded a block of business to Lincoln National Reinsurance Company (Barbados) Limited ("LNBAR"), a wholly-owned subsidiary of LNC, which resulted in the release of approximately $240 million of capital previously supporting a portion of statutory reserves related to our insurance products with secondary guarantees. The following summarizes the impact (in millions) on the Consolidated Balance Sheets for the ceding of this block of business to LNBAR:

ASSETS
Deferred acquisition costs and value of business acquired   $(230)
Other assets                                                 (130)
                                                            -----
   Total assets                                             $(360)
                                                            =====
LIABILITIES
Future contract benefits                                    $(539)
Other contract holder funds                                   (47)
Funds withheld reinsurance liabilities                        434
Deferred loss on business sold through reinsurance            (78)
Other liabilities                                            (130)
                                                            -----
   Total liabilities                                        $(360)
                                                            =====

4. VARIABLE INTEREST ENTITIES

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. We have carefully analyzed each VIE to determine whether we are the primary beneficiary. Based on our analysis of the expected losses and residual returns of the VIEs in which we have a variable interest, we have concluded that there are no VIEs for which we are the primary beneficiary, and, as such, we have not consolidated the VIEs in our consolidated financial statements. However, for those VIEs in which we are not the primary beneficiary, but hold a variable interest, we recognize the fair value of our variable interest in our consolidated financial statements.

Information (in millions) included in our Consolidated Balance Sheet as of December 31, 2008 for those VIEs where we had significant variable interest and where we were a sponsor that held a variable interest was as follows:

                         LNL AMOUNTS RELATED TO VIE
                      -------------------------------
                                              MAXIMUM
                       TOTAL      TOTAL        LOSS
                      ASSETS   LIABILITIES   EXPOSURE
                      ------   -----------   --------
Credit-linked notes     $50        $--         $600

We invested in two credit-linked notes where the note holders do not have voting rights or decision-making capabilities. The entities that issued the credit-linked notes are financed by the note holders, and as such, the note holders participate in the expected losses and residual returns of the entities. Because the note holders' investment does not permit them to make decisions about the entities' activities that would have a significant effect on the success of the entities, we have determined that these entities are VIEs. We are not the primary beneficiary of the VIEs as the multi-tiered class structure of the credit-linked notes requires the subordinated classes of the investment pool to absorb credit losses prior to our class of notes. As a result, we will not absorb the majority of the expected losses and the coupon we receive on the credit-linked notes limits our participation in the residual returns. For information regarding our exposure to loss in our credit-linked notes, see "Credit-Linked Notes" in Note 5.

5. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

Pursuant to SFAS No. 157, we have categorized these securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2. See Note 22 for additional disclosures regarding our fair values required by SFAS 157.

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                     AS OF DECEMBER 31, 2008
                                            ----------------------------------------
                                                         GROSS UNREALIZED
                                            AMORTIZED   ------------------    FAIR
                                               COST     GAINS     LOSSES      VALUE
                                            ---------   -----   ----------   -------
Corporate bonds                              $39,463     $614     $4,993     $35,084
U.S. Government bonds                            158       36         --         194
Foreign government bonds                         509       33         48         494
Mortgage-backed securities:
   Mortgage pass-through securities            1,749       57         37       1,769
   Collateralized mortgage obligations         6,612      168        733       6,047
   Commerical mortgage-backed securities       2,428        7        588       1,847
State and municipal bonds                        118        2          2         118
Hybrid and redeemable preferred stocks         1,521        6        591         936
                                             -------     ----     ------     -------
   Total fixed maturity securities            52,558      923      6,992      46,489
Equity securities                                187        9         57         139
                                             -------     ----     ------     -------
      Total available-for-sale securities    $52,745     $932     $7,049     $46,628
                                             =======     ====     ======     =======

                                                     AS OF DECEMBER 31, 2007
                                            -----------------------------------------
                                                         GROSS UNREALIZED
                                            AMORTIZED   ------------------     FAIR
                                               COST      GAINS     LOSSES      VALUE
                                            ---------   ------   ----------   -------
Corporate bonds                              $42,041    $1,049     $  904     $42,186
U.S. Government bonds                            153        14         --         167
Foreign government bonds                         586        39          4         621
Mortgage-backed securities:
   Mortgage pass-through securities            1,185        23          4       1,204
   Collateralized mortgage obligations         6,441        75        124       6,392
   Commerical mortgage-backed securities       2,598        48         67       2,579
State and municipal bonds                        143         2         --         145
Hybrid and redeemable preferred stocks           103         9          1         111
                                             -------    ------     ------     -------
   Total fixed maturity securities            53,250     1,259      1,104      53,405
Equity securities                                132         9          7         134
                                             -------    ------     ------     -------
      Total available-for-sale securities    $53,382    $1,268     $1,111     $53,539
                                             =======    ======     ======     =======


The amortized cost and fair value of fixed maturity available-for-sale securities by contractual maturities (in millions) were as follows:

                                                           AS OF DECEMBER 31, 2008
                                                           -----------------------
                                                             AMORTIZED     FAIR
                                                                COST      VALUE
                                                             ---------   -------
Due in one year or less                                       $ 1,712    $ 1,694
Due after one year through five years                          12,568     11,869
Due after five years through ten years                         14,036     12,013
Due after ten years                                            13,453     11,250
   Subtotal                                                    41,769     36,826
                                                              -------    -------
Mortgage-backed securities                                     10,789      9,663
                                                              -------    -------
      Total fixed maturity available-for-sale securities      $52,558    $46,489
                                                              =======    =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                        AS OF DECEMBER 31, 2008
                                                   -----------------------------------------------------------------
                                                         LESS THAN
                                                    OR EQUAL TO TWELVE    GREATER THAN TWELVE
                                                          MONTHS                 MONTHS                 TOTAL
                                                   --------------------   -------------------   --------------------
                                                               GROSS                  GROSS                  GROSS
                                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                                   -------   ----------   ------   ----------   -------   ----------
Corporate bonds                                    $18,449     $2,303     $5,809     $2,690     $24,258     $4,993
U.S. Government bonds                                    3         --         --         --           3         --
Foreign government bonds                               145         15         50         33         195         48
Mortgage-backed securities:
   Mortgage pass-through securities                     95         25         51         12         146         37
   Collateralized mortgage obligations                 807        279        688        454       1,495        733
   Commercial mortgage-backed securities             1,099        169        474        419       1,573        588
State and municipal bonds                               28          2          2         --          30          2
Hybrid and redeemable preferred stocks                 448        261        406        330         854        591
                                                   -------     ------     ------     ------     -------     ------
   Total fixed maturity securities                  21,074      3,054      7,480      3,938      28,554      6,992
Equity securities                                       82         56          2          1          84         57
                                                   -------     ------     ------     ------     -------     ------
      Total available-for-sale securities          $21,156     $3,110     $7,482     $3,939     $28,638     $7,049
                                                   =======     ======     ======     ======     =======     ======
Total number of securities in an unrealized loss
   position                                                                                                  3,507
                                                                                                            ======

                                                                        AS OF DECEMBER 31, 2007
                                                   -----------------------------------------------------------------
                                                         LESS THAN
                                                    OR EQUAL TO TWELVE    GREATER THAN TWELVE
                                                          MONTHS                 MONTHS                 TOTAL
                                                   --------------------   -------------------   --------------------
                                                                GROSS                 GROSS                  GROSS
                                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                                   -------   ----------   ------   ----------   -------   ----------
Corporate bonds                                    $11,038      $657      $4,142      $247      $15,180     $  904
U.S. Government bonds                                   --        --           3        --            3         --
Foreign government bonds                                81         4          --        --           81          4
Mortgage-backed securities:
   Mortgage pass-through securities                     32        --         189         4          221          4
   Collateralized mortgage obligations               1,672        96       1,069        28        2,741        124
   Commercial mortgage-backed securities               490        46         535        21        1,025         67
State and municipal bonds                               29        --          15        --           44         --
Hybrid and redeemable preferred stocks                  13         1          --        --           13          1
                                                   -------      ----      ------      ----      -------     ------
   Total fixed maturity securities                  13,355       804       5,953       300       19,308      1,104
Equity securities                                       61         7          --        --           61          7
                                                   -------      ----      ------      ----      -------     ------
      Total available-for-sale securities          $13,416      $811      $5,953      $300      $19,369     $1,111
                                                   =======      ====      ======      ====      =======     ======
Total number of securities in an unrealized loss
   position                                                                                                  2,263
                                                                                                            ======

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                   AS OF DECEMBER 31, 2008
                              --------------------------------
                                          GROSS       NUMBER
                               FAIR    UNREALIZED       OF
                               VALUE     LOSSES     SECURITIES
                              ------   ----------   ----------
Less than six months          $  781     $  389         159
Six months or greater, but
   less than nine months       1,141        536         206
Nine months or greater, but
   less than twelve months     1,552        785         223
Twelve months or greater       4,027      3,509         785
                              ------     ------       -----
   Total available-for-sale
      securities              $7,501     $5,219       1,373
                              ======     ======       =====

                                   AS OF DECEMBER 31, 2007
                              --------------------------------
                                         GROSS        NUMBER
                               FAIR    UNREALIZED       OF
                               VALUE     LOSSES     SECURITIES
                              ------   ----------  -----------
Less than six months          $  133      $ 48           22
Six months or greater, but
   less than nine months         425       137           30
Nine months or greater, but
   less than twelve months       363       109           17
Twelve months or greater         182        79           57
                              ------      ----         ----
   Total available-for-sale
      securities              $1,103      $373         $126
                              ======      ====         ====

As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the $5.9 billion increase in our gross unrealized losses for available-for-sale securities for the year ended December 31, 2008, was attributable primarily to a combination of reduced liquidity in several market segments and deterioration in credit fundamentals. We believe that the securities in an unrealized loss position as of December 31, 2008 and 2007 were not other-than-temporarily impaired due to our ability and intent to hold for a period of time sufficient for recovery.

TRADING SECURITIES

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements (in millions) consisted of the following:

                                         AS OF DECEMBER 31,
                                         ------------------
                                            2008     2007
                                           ------   ------
Corporate bonds                            $1,467   $1,817
U.S. Government bonds                         414      366
Foreign government bonds                       38       45
Mortgage-backed securities:
   Mortgage pass-through securities            31       21
   Collateralized mortgage obligations        118      153
   Commercial mortgage-backed
      securities                               76      104
State and municipal bonds                      13       17
Hybrid and redeemable preferred stocks         30        8
     Total fixed maturity securities        2,187    2,531
Equity securities                               2        2
                                           ------   ------
       Total trading securities            $2,189   $2,533
                                           ======   ======

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2008, 2007 and 2006 was $172 million, $8 million and $48 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S with the largest concentrations in California and Texas, which accounted for approximately 30% and 29% of mortgage loans as of December 31, 2008 and 2007, respectively. As of December 31, 2008, we held no impaired mortgage loans and therefore had no valuation allowance.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income were as follows:

                                       FOR THE YEARS ENDED
                                          DECEMBER 31,
                                    ------------------------
                                     2008     2007     2006
                                    ------   ------   ------
NET INVESTMENT INCOME
Fixed maturity available-for-sale
   securities                       $3,236   $3,264   $2,968
Equity available-for-sale
   securities                            8       19       11
Trading securities                     154      163      181
Mortgage loans on real estate          473      491      466
Real estate                             20       41       36
Standby real estate equity
   commitments                           3       12       18
Policy loans                           177      172      158
Invested cash                           33       49       62
Alternative investments                (34)     102       46
Consent fees                             5       10        8
Other investments                       12       36       15
                                    ------   ------   ------
   Investment income                 4,087    4,359    3,969
Investment expense                    (112)    (178)    (164)
                                    ------   ------   ------
      Net investment income         $3,975   $4,181   $3,805
                                    ======   ======   ======

REALIZED LOSS RELATED TO INVESTMENTS

The detail of the realized loss related to investments (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                            -----------------------
                                              2008     2007    2006
                                            -------   -----   -----
Fixed maturity available-for-sale
   securities:
   Gross gains                              $    49   $ 120   $ 123
   Gross losses                              (1,059)   (176)    (99)
Equity available-for-sale securities:
   Gross gains                                    1       3       2
   Gross losses                                 (33)   (111)     --
Gain (loss) on other investments                 31      22       5
Associated amortization expense of
   DAC, VOBA, DSI and DFEL and
   changes in other contract holder
   funds and funds withheld
   reinsurance liabilities                      244      29     (38)
                                            -------   -----   -----
      Total realized loss on investments,
         excluding trading securities          (767)   (113)     (7)
Loss on certain derivative
   instruments                                  (83)     (2)      2
Associated amortization expense
   of DAC, VOBA, DSI and DFEL
   and changes in other contract
   holder funds                                  --       1      --
                                            -------   -----   -----
      Total realized loss on investments
         and certain derivative
         instruments, excluding
         trading securities                 $  (850)  $(114)  $  (5)
                                            =======   =====   =====
Write-downs for other-than-temporary
   impairments included in realized
   loss on available-for-sale
   securities above                         $  (900)  $(257)  $ (64)
                                            =======   =====   =====

See Note 15 for a comprehensive listing of realized loss reported on our Consolidated Statements of Income

SECURITIES LENDING

The carrying values of securities pledged under securities lending agreements were $427 million and $655 million as of December 31, 2008 and 2007, respectively. The fair values of these securities were $410 million and $634 million as of December 31, 2008 and 2007, respectively. The carrying value and fair value of the collateral receivable held for derivatives is $17 million as of December 31, 2008. We did not have a collateral payable for derivatives as of December 31, 2007.

REVERSE REPURCHASE AGREEMENTS

The carrying values of securities pledged under reverse repurchase agreements were $470 million and $480 million as of December 31, 2008 and 2007, respectively. The fair values of these securities were $496 million and $502 million as of December 31, 2008 and 2007, respectively.

INVESTMENT COMMITMENTS

As of December 31, 2008, our investment commitments for fixed maturity securities (primarily private placements), limited partnerships, real estate and mortgage loans on real estate were $705 million, which included $267 million of standby commitments to purchase real estate upon completion and leasing.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2008, we had investments in the collateralized mortgage obligation industry with a fair value of $6.5 billion or 11% of the invested assets portfolio totaling $60.2 billion. We utilized the industry classifications to obtain the concentration of financial instruments amount, as such, this amount will not agree to the available-for-sale securities table above. We did not have a concentration of financial instruments in a single industry as of December 31, 2007. As of December 31, 2008 and 2007, we did not have a significant concentration of financial instruments in a single investee or geographic region of the U.S.

CREDIT-LINKED NOTES

As of December 31, 2008 and 2007, other contract holder funds on our Consolidated Balance Sheets included $600 million and $1.2 billion outstanding in funding agreements, respectively. We invested the proceeds of $850 million received for issuing three funding agreements in 2006 and 2007 into three separate credit-linked notes originated by third party companies. One of the credit linked notes totaling $250 million was paid off at par in September of 2008 and as a result, the related structure, including the $250 million funding agreement, was terminated. The two remaining credit-linked notes are asset-backed securities, classified as corporate bonds in the tables above and are reported as fixed maturity securities on our Consolidated Balance Sheets. An additional $300 million funding agreement was assumed as a result of the merger of Jefferson-Pilot, but was not invested into credit-linked notes. This $300 million funding agreement matured on June 2, 2008.

We earn a spread between the coupon received on the credit-linked notes and the interest credited on the funding agreement. Our credit-linked notes were created using a special purpose trust that combines highly rated assets with credit default swaps to produce a multi-class structured security. The high quality asset in these transactions is a AAA-rated asset-backed security secured by a pool of credit card receivables. Our affiliate, Delaware Investments, actively manages the credit default swaps in the underlying portfolios. As permitted in the credit-linked note agreements, Delaware Investments acts as the investment manager for the pool of underlying issuers in each of the transactions. Delaware Investments, from time to time, has directed substitutions of corporate names in the reference portfolio. When substituting corporate names, the issuing special purpose trust transacts with a third party to sell credit protection on a new issuer, selected by Delaware Investments. The cost to substitute the corporate names is based on market conditions and the liquidity of the corporate names. This new issuer will replace the issuer Delaware Investments has identified to remove from the pool of issuers. The substitution of corporate issuers does not revise the credit-linked note agreement. The subordination and the participation in credit losses may change as a result of the substitution. The amount of the change is dependant upon the relative risk of the issuers removed and replaced in the pool of issuers.

Consistent with other debt market instruments, we are exposed to credit losses within the structure of the credit-linked notes, which could result in principal losses to our investments. However, we have attempted to protect our investments from credit losses through the multi-tiered class structure of the credit-linked note, which requires the subordinated classes of the investment pool to absorb all of the credit losses. We own the mezzanine tranche of these investments. To date, there has been one default in the underlying collateral pool of the $400 million credit-linked note and two defaults in the underlying collateral pool of the $200 million credit-linked note. There has been no event of default on the credit-linked notes themselves. We feel the remaining subordination is sufficient to absorb future credit losses, subject to changing market conditions. We do not anticipate any future payments under the credit-linked notes and there are no recourse provisions or assets held as collateral that would enable us to recover payments if made. Similar to other debt market instruments, our maximum principal loss is limited to our original investment of $600 million as of December 31, 2008.

As in the general markets, spreads on these transactions have widened, causing unrealized losses. We had unrealized losses of $550 million on the $600 million in credit-linked notes as of December 31, 2008 and $190 million on the $850 million in credit-linked notes as of December 31, 2007. As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, we believe that these securities were not other-than-temporarily impaired as of December 31, 2008 and 2007.

The following summarizes information regarding our investments in these securities (dollars in millions):

                               AMOUNT AND DATE OF ISSUANCE
                               ---------------------------
                                    $400           $200
                                DECEMBER 2006   APRIL 2007
                                -------------   ----------
Amortized cost(1)                      $400          $200
Fair value(1)                            30            20
Attachment point(1)                    4.77%         1.48%
Maturity                         12/20/2016     3/20/2017
Current rating of tranche(1)           BBB-          Baa2
Current rating of underlying
   collateral pool(1)              Aaa-Caa1       Aaa-Ba3
Number of entities(1)                   124            98
Number of countries(1)                   20            23

----------
(1)  As of December 31, 2008

6. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps, and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock, call options on the Standard & Poor's ("S&P") 500 Index(R) ("S&P 500") are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

As of December 31, 2008 and 2007, we had derivative instruments that were designated and qualified as cash flow hedges. We also had derivative instruments that were economic hedges, but were not designated as hedging instruments under SFAS 133. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of our derivative activities. LNC's risk management committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

Our hedging strategy is designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuities including the LINCOLN SMARTSECURITY(R) Advantage guaranteed minimum withdrawal benefit ("GWB") feature, the 4LATER(R) Advantage guaranteed income benefit ("GIB") feature and the I4LIFE(R) Advantage GIB feature that is available in our variable annuity products. Certain features of these guarantees, notably our GIB and 4LATER(R) features have elements of both insurance benefits accounted for under SOP 03-1 and embedded derivatives accounted for under SFAS 133 and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The change in estimated fair value of the portion of guarantee features that are considered to be derivatives under SFAS 133 is reported in net income. The hedging strategy is designed such that changes in the value of the hedge contracts generally offset changes in the value of the embedded derivative of the GWB and GIB. As part of our current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, our hedge positions may not be totally effective to offset changes in assets and liabilities caused by movements in these factors due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We also distribute indexed annuity contracts. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. This feature represents an embedded derivative under SFAS 133. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded as a component of realized gain (loss) on our Consolidated Statements of Income. In calculating our future contract benefit liabilities under these contracts, SFAS 133 requires that we calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods.

These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheet, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included as a component of realized gain (loss) on our Consolidated Statements of Income.

Pursuant to SFAS 157, we have categorized our derivative instruments into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS 157 - FAIR VALUE MEASUREMENTS" in Note 2. See Note 22 for additional disclosures regarding our fair values required by SFAS 157. We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional amounts along with their carrying values and estimated fair values (in millions), were as follows:

                                                          AS OF DECEMBER 31,
                                              -----------------------------------------
                                                                  ASSETS (LIABILITIES)
                                                                 ----------------------
                                              NOTIONAL AMOUNTS   CARRYING OR FAIR VALUE
                                              ----------------   ----------------------
                                                2008     2007          2008     2007
                                               ------   ------       -------   -----
Cash flow hedges:
   Interest rate swap agreements               $  780   $1,372       $   (50)  $  (5)
   Foreign currency swaps                         366      366            64     (17)
   Call options (based on LNC stock)               --       --            --       1
                                               ------   ------       -------   -----
      Total cash flow hedges                    1,146    1,738            14     (21)
                                               ------   ------       -------   -----
All other derivative instruments:
   Interest rate cap agreements                 2,200    4,100            --       2
   Credit default swaps                           149       60           (51)     --
   Call options (based on LNC stock)               18       23            --      13
   Call options (based on S&P 500 Index(R))     2,951    2,858            31     149
                                               ------   ------       -------   -----
      Total other derivative instruments        5,318    7,041           (20)    164
Embedded derivatives per SFAS 133                  --       --        (2,722)   (303)
                                               ------   ------       -------   -----
         Total derivative instruments          $6,464   $8,779       $(2,728)  $(160)
                                               ======   ======       =======   =====

The carrying or fair value of total derivative instruments (in millions) reported above is reflected within the Consolidated Balance Sheets as follows:

                                                   AS OF DECEMBER 31,
                                                   ------------------
                                                      2008     2007
                                                    -------   -----
Derivative investments                              $    60   $ 172
Reinsurance related derivative asset (liability)        167    (102)
Future contract benefits liability                   (2,904)   (230)
Other liabilities -- credit default swaps               (51)     --
                                                    -------   -----
   Total                                            $(2,728)  $(160)
                                                    =======   =====

The notional amount of derivative financial instruments by maturity (in millions) was as follows:

                                                   REMAINING LIFE AS OF DECEMBER 31, 2008
                                              -----------------------------------------------
                                              LESS THAN    1 - 5   5 - 10     AFTER
                                                1 YEAR     YEARS    YEARS   10 YEARS    TOTAL
                                              ---------   ------   ------   --------   ------
Cash flow hedges:
   Interest rate swap agreements                $  146    $  128    $240      $266     $  780
   Foreign currency swaps                           --        --     231       135        366
                                                ------    ------    ----      ----     ------
      Total cash flow hedges                       146       128     471       401      1,146
                                                ------    ------    ----      ----     ------
All other derivative instruments:
   Interest rate cap agreements                  1,200     1,000      --        --      2,200
   Credit default swaps                             --        60      89        --        149
   Call options (based on LNC stock)                --        18      --        --         18
   Call options (based on S&P 500 Index(R))      2,185       766      --        --      2,951
                                                ------    ------    ----      ----     ------
      Total other derivative instruments         3,385     1,844      89        --      5,318
                                                ------    ------    ----      ----     ------
         Total derivative instruments           $3,531    $1,972    $560      $401     $6,464
                                                ======    ======    ====      ====     ======

The settlement payments and mark-to-market adjustments on derivative instruments (in millions) recorded on our Consolidated Statements of Income were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                           -------------------
                                            2008   2007   2006
                                           -----   ----   ----
Cash flow hedges:
   Interest rate swap agreements(1)        $   4    $ 5    $ 5
   Foreign currency swaps(1)
                                              (1)    (1)    (1)
                                           -----    ---    ---
      Total cash flow hedges                   3      4      4
                                           -----    ---    ---
All other derivative instruments:
   Credit default swaps(1)                     1     --     --
   Call options (based on LNC stock)(2)       (8)    (3)    10
   Call options (based on S&P 500)(3)       (204)     6     62
                                           -----    ---    ---
      Total other derivative instruments    (211)     3     72
                                           -----    ---    ---
         Total derivative instruments      $(208)   $ 7    $76
                                           =====    ===    ===

----------
(1)  Reported in net investment income on our Consolidated Statements of Income.

(2) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

(3)  Reported in net realized loss on our Consolidated Statements of Income.

DERIVATIVE INSTRUMENTS DESIGNATED AS CASH FLOW HEDGES

Gains (losses) (in millions) on derivative instruments designated as cash flow hedges were as follows:

                                                   FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  --------------------
                                                  2008    2007    2006
                                                  ----    ----    ----
Ineffective portion recognized in realized loss    $ 1     $(1)    $ 1
                                                   ===     ===     ===
Gains recognized as a component of OCI with the
   offset to:
   Net investment (income)                         $(2)    $(3)    $(3)
   Benefit expense (recovery)                       --      (1)     (1)
                                                   ---     ---     ---
                                                   $(2)    $(4)    $(4)
                                                   ===     ===     ===

As of December 31, 2008, $7 million of the deferred net gains on derivative instruments in accumulated OCI were expected to be reclassified to earnings during 2009. This reclassification is due primarily to the receipt of interest payments associated with variable rate securities and forecasted purchases, payment of interest on our long-term debt, the receipt of interest payments associated with foreign currency securities, and the periodic vesting of stock appreciation rights ("SARs").

For the years ended December 31, 2008, 2007 and 2006, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS

We use a portion of our interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income on our Consolidated Statements of Income. Gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

In addition, we use interest rate swap agreements to hedge our exposure to fixed rate bond coupon payments and the change in underlying asset values as interest rates fluctuate. The net receipts/payments from these interest rate swaps are recorded in net investment income on our Consolidated Statements of Income.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

CALL OPTIONS (BASED ON LNC STOCK)

We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on our stock. Upon option expiration, the payment, if any, is the increase in our stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and are marked-to-market through net income. Call options hedging non-vested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of the SARs liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of the related SARs. Our call option positions will be maintained until such time the related SARs are either exercised or expire and our SARs liabilities are extinguished.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS

The interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133.

CALL OPTIONS (BASED ON LNC STOCK)

We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark-to-market changes are recorded in net income as underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

CALL OPTIONS (BASED ON S&P 500)

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded as a component of realized gain
(loss) on our Consolidated Statements of Income.

CREDIT DEFAULT SWAPS

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counter-party at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. Our credit default swaps are not currently qualified for hedge accounting under SFAS 133, as amounts are insignificant

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Information related to our open credit default swaps for which we are the seller (in millions) as of December 31, 2008, was as follows:

              REASON     NATURE       CREDIT                  MAXIMUM
               FOR         OF        RATING OF      FAIR     POTENTIAL
 MATURITY    ENTERING   RECOURSE   COUNTERPARTY   VALUE(4)     PAYOUT
----------   --------   --------   ------------   --------   ---------
 3/20/2010      (1)        (3)        Aa3/A+        $(1)       $ 10
 6/20/2010      (1)        (3)         Aa2/A         --          10
12/20/2012      (2)        (3)        Aa2/A+         --          10
12/20/2012      (2)        (3)        Aa2/A+         --          10
12/20/2012      (2)        (3)          A1/A         --          10
12/20/2012      (2)        (3)          A1/A         (1)         10
 3/20/2017      (2)        (3)          A2/A        (14)         22(5)
 3/20/2017      (2)        (3)          A2/A        (10)         14(5)
 3/20/2017      (2)        (3)          A2/A         (8)         18(5)
 3/20/2017      (2)        (3)          A2/A        (11)         18(5)
 3/20/2017      (2)        (3)          A2/A         (6)         17(5)
                                                   ----        ----
                                                   $(51)       $149
                                                   ====        ====

----------
(1) Credit default swap was entered into in order to generate income by providing protection on a highly rated basket of securities in return for a quarterly payment.

(2) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(3) Seller does not have the right to demand indemnification/compensation from third parties in case of a loss (payment) on the contract.

(4) Broker quotes are used to determine the market value of credit default swaps.

(5) These credit default swaps were sold to a counter party of the issuing special purpose trust as discussed in the "Credit-Linked Notes" section in
     Note 5.

EMBEDDED DERIVATIVES

DEFERRED COMPENSATION PLANS

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

MODCO AND CFW ARRANGEMENTS

We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivatives, as well as the gains or losses on trading securities supporting these arrangements, are recorded through net income as a component of realized gain (loss) on our Consolidated Statements of Income. These embedded derivatives are included in reinsurance related derivative asset or (liability) on the Consolidated Balance Sheets; which amounts were $15 million and $(211) million as of December 31, 2008 and 2007, respectively.

DERIVATIVE RELATED TO REINSURANCE CEDED TO AFFILIATE

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges. These embedded derivatives are included in reinsurance related derivative asset or (liability) on the Consolidated Balance Sheets; which amounts were $152 million and $109 million as of December 31, 2008 and 2007, respectively.

VARIABLE ANNUITY PRODUCTS

We have certain variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB and 4LATER(R) features, have elements of both insurance benefits accounted for under SOP 03-1 and embedded derivatives accounted for under SFAS 133 and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The change in fair value of the embedded derivatives flows through net income as realized gain (loss) on our Consolidated Statements of Income. As of December 31, 2008 and 2007, we had approximately $12.7 billion and $18.9 billion, respectively, of account values that were attributable to variable annuities with a GWB feature. As of December 31, 2008 and 2007, we had approximately $4.7 billion and $4.9 billion, respectively, of account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

We implemented a hedging strategy designed to mitigate the income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivatives of the GWB and GIB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

AVAILABLE-FOR-SALE SECURITIES

We own various debt securities that either: contain call options to exchange the debt security for other specified securities of the borrower, usually common stock; or contain call options to receive the return on equity-like indexes. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133; therefore, the change in fair value of the embedded derivatives flows through net investment income on our Consolidated Statements of Income.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non-performance risk. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We and LNC are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We do not believe the inclusion of termination or collateralization events pose any material threat to the liquidity position of any insurance subsidiary of the Company. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2008 and 2007, the exposure was $150 million and $169 million, respectively.

7. FEDERAL INCOME TAXES

The components of federal income tax expense (benefit) as reported on the Consolidated Statements of Income (in millions) were as follows:

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                                -------------------
                                                 2008   2007   2006
                                                -----   ----   ----
Current                                         $(292)  $372   $244
Deferred                                          224    132    216
                                                -----   ----   ----
   Total federal income tax expense (benefit)   $ (68)  $504   $460
                                                =====   ====   ====

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  -------------------
                                                   2008   2007   2006
                                                   ----   ----   ----
Tax rate of 35% times pre-tax income               $ 65   $610   $568
Effect of:
   Separate account dividend received deduction     (82)   (88)   (80)
   Tax credits                                      (25)   (22)   (21)
   Prior year tax return adjustment                 (34)   (14)   (25)
   Other items                                        8     18     18
                                                   ----   ----   ----
      Provision (benefit) for income taxes         $(68)  $504   $460
                                                   ====   ====   ====
   Effective tax rate                               N/M     29%    28%
                                                   ====   ====   ====

The effective tax rate is a ratio of tax expense over pre-tax income. Since the pre-tax income of $186 million resulted in a tax benefit of $68 million in 2008, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other assets as of December 31, 2008, and other liabilities as of December 31, 2007, on our Consolidated Balance Sheets, was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                   2008    2007
                                                   ----   -----
Current                                            $(66)  $(390)
Deferred                                            954    (239)
                                                   ----   -----
   Total federal income tax asset (liability)      $888   $(629)
                                                   ====   =====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                           AS OF DECEMBER 31,
                                                           ------------------
                                                              2008     2007
                                                             ------   ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds     $1,550   $1,904
Reinsurance deferred gain                                       190      244
Modco embedded derivative                                        --       74
Postretirement benefits other than pensions                      21        8
Compensation and benefit plans                                  135      175
Net unrealized loss on securities available-for-sale          2,142       --
Other investments                                               362       77
Ceding commission asset                                           5        7
Other                                                           102       55
                                                             ------   ------
      Total deferred tax assets                               4,507    2,544
                                                             ------   ------
DEFERRED TAX LIABILITIES
Deferred acquisition costs                                    1,992    1,436
Net unrealized gain on securities available-for-sale             --       40
Net unrealized gain on trading securities                        12       71
Present value of business in-force                            1,317      985
Modco embedded derivative                                         5       --
Other                                                           227      251
                                                             ------   ------
   Total deferred tax liabilities                             3,553    2,783
                                                             ------   ------
      Net deferred tax asset (liability)                     $  954   $ (239)
                                                             ======   ======

LNL and its affiliates, with the exception of JPL, JPFIC and JPLA as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger with LNY on April 2, 2007.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2008 and 2007, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2008 and 2007.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007. As of December 31, 2008 and 2007, $142 million and $134 million, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2009 to range of none to $48 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                       -------------------
                                                           2008   2007
                                                           ----   ----
Balance at beginning-of-year                               $290   $272
   Increases for prior year tax positions                    16      5
   Decreases for prior year tax positions                   (46)    (1)
   Increases for current year tax positions                  20     21
   Decreases for current year tax positions                  (6)    (7)
   Decreases for settlements with taxing authorities         (8)    --
   Decreases for lapse of statute of limitations             (2)    --
                                                           ----   ----
      Balance at end-of-year                               $264   $290
                                                           ====   ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.

During the years ended December 31, 2008, 2007 and 2006, we recognized interest and penalty expense related to uncertain tax positions of $1 million, $19 million and $13 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $64 million and $64 million as of December 31, 2008 and 2007, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. We believe a portion of the assessment is inconsistent with existing law are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2005 and 2006. The Jefferson-Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot Corporation and its subsidiaries, the IRS is examining tax year ended April 2nd, 2006.

8. DAC, VOBA, AND DSI

During the fourth quarter of 2008, we recorded a decrease to income totaling $262 million, for a reversion to the mean prospective unlocking of DAC, VOBA, and DSI as a result of significant and sustained declines in the equity markets during 2008. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, and DSI tables below.

Changes in DAC (in millions) were as follows:

                                                          FOR THE YEARS
                                                       ENDED DECEMBER 31,
                                                    ------------------------
                                                     2008     2007     2006
                                                    ------   ------   ------
Balance at beginning-of-year                        $5,765   $4,577   $3,676
   Cumulative effect of adoption of SOP 05-1            --      (31)      --
   Dividend of FPP                                      --     (246)      --
   Reinsurance ceded to LNBAR                         (230)      --       --
   Deferrals                                         1,811    2,002    1,479
   Amortization, net of interest:
      Prospective unlocking -- assumption changes     (368)      27       (9)
      Prospective unlocking -- model refinements        44      (49)      (2)
      Retrospective unlocking                         (120)      64       35
      Other amortization, net of interest             (704)    (753)    (635)
   Adjustment related to realized gains on
      available-for-sale securities and
      derivatives                                      129       78      (53)
   Adjustment related to unrealized losses on
      available-for-sale securities and
      derivatives                                    1,094       96       86
                                                    ------   ------   ------
         Balance at end-of-year                     $7,421   $5,765   $4,577
                                                    ======   ======   ======

Changes in VOBA (in millions) were as follows:

                                                          FOR THE YEARS
                                                       ENDED DECEMBER 31,
                                                    ------------------------
                                                     2008     2007     2006
                                                    ------   ------   ------
Balance at beginning-of-year                        $2,809   $3,032   $  742
   Cumulative effect of adoption of
      SOP 05-1                                          --      (35)      --
   Business acquired                                    --       14    2,478
   Deferrals                                            40       46       96
   Amortization, net of interest:
      Prospective unlocking -- assumption changes       (7)      13        5
      Prospective unlocking -- model refinements         6       (2)      --
      Retrospective unlocking                          (38)      13        6
      Other amortization                              (335)    (421)    (349)
   Accretion of interest                               116      125      111
   Adjustment related to realized gains (losses)
      on available-for-sale securities and
      derivatives                                       98       --       (9)
   Adjustment related to unrealized gains
      (losses) on available-for-sale securities
      and derivatives                                1,074       24      (48)
                                                    ------   ------   ------
         Balance at end-of-year                     $3,763   $2,809   $3,032
                                                    ======   ======   ======

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2008, was as follows:

2009         $  258
2010            241
2011            209
2012            192
2013            175
Thereafter    1,626
             ------
   Total     $2,701
             ======

Changes in DSI (in millions) were as follows:

                                                      FOR THE YEARS
                                                   ENDED DECEMBER 31,
                                                   ------------------
                                                   2008   2007   2006
                                                   ----   ----   ----
Balance at beginning-of-year                       $279   $194   $129
   Cumulative effect of adoption of SOP 05-1         --     (3)    --
   Deferrals                                         96    116     86
   Amortization, net of interest:
      Prospective unlocking -- assumption changes   (37)     2      1
      Prospective unlocking -- model refinements     --     (1)    --
      Retrospective unlocking                        (6)     1      3
      Other amortization, net of interest           (28)   (35)   (22)
   Adjustment related to realized gains (losses)
      on available-for-sale securities and
      derivatives                                     6      5     (3)
                                                   ----   ----   ----
         Balance at end-of-year                    $310   $279   $194
                                                   ====   ====   ====

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income, excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                                        FOR THE YEARS
                                                      ENDED DECEMBER 31,
                                                 ---------------------------
                                                   2008      2007      2006
                                                 -------   -------   -------
Direct insurance premiums and fees               $ 5,853   $ 5,645   $ 4,587
Reinsurance assumed                                   18        12         8
Reinsurance ceded                                 (1,056)   (1,063)   (1,021)
                                                 -------   -------   -------
   Total insurance premiums and fees, net        $ 4,815   $ 4,594   $ 3,574
                                                 =======   =======   =======
Direct insurance benefits                        $ 4,245   $ 3,579   $ 2,662
Reinsurance recoveries netted against benefits    (1,600)   (1,249)     (904)
                                                 -------   -------   -------
   Total benefits, net                           $ 2,645   $ 2,330   $ 1,758
                                                 =======   =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 50% to 55% of the mortality risk on newly issued non-term life insurance contracts and approximately 40% to 45% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and VUL insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2008, the reserves associated with these reinsurance arrangements totaled $1.1 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $4.2 billion as of December 31, 2008. Swiss Re has funded a trust, with a balance of $1.9 billion as of December 31, 2008, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2008, included $1.8 billion and $26 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain in the liability section of our Consolidated Balance Sheets in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration

Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2008, 2007 and 2006 we amortized $50 million, $55 million and $49 million, after-tax, respectively, of deferred gain on the sale of the reinsurance operation.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our Consolidated Balance Sheets as of December 31, 2008, may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 the Company would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would not transfer any cash to Swiss Re as a result of these developments.

In the second quarter of 2007, we recognized increased reserves on the business sold and recognized a deferred gain that is being amortized into income at the rate that earnings are expected to emerge within a 15 year period. This adjustment resulted in a non-cash charge of $13 million, after-tax, to increase reserves, which was partially offset by a cumulative "catch-up" adjustment to the deferred gain amortization of $5 million, after-tax, for a total decrease to net income of $8 million. The impact of the accounting for reserve adjustments related to this reinsurance treaty is excluded from our definition of income from operations.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                               FOR THE YEAR ENDED DECEMBER 31, 2008
                          ---------------------------------------------
                          BALANCE AT     PURCHASE               BALANCE
                          BEGINNING-    ACCOUNTING   DIVIDEND   AT END-
                            OF-YEAR    ADJUSTMENTS    OF FPP    OF-YEAR
                          ----------   -----------   --------   -------
Retirement Solutions:
   Annuities                $1,046        $ (6)         $--      $1,040
   Defined Contribution         20          --           --          20
Insurance Solutions:
   Life Insurance            2,199         (13)                   2,186
   Group Protection            274          --           --         274
                            ------        ----          ---      ------
      Total goodwill        $3,539        $(19)         $--      $3,520
                            ======        ====          ===      ======

                               FOR THE YEAR ENDED DECEMBER 31, 2007
                          ---------------------------------------------
                          BALANCE AT     PURCHASE               BALANCE
                          BEGINNING-    ACCOUNTING   DIVIDEND   AT END-
                            OF-YEAR    ADJUSTMENTS    OF FPP    OF-YEAR
                          ----------   -----------   --------   -------
Retirement Solutions:
   Annuities                $1,032         $14          $--      $1,046
   Defined Contribution         20          --           --          20
Insurance Solutions:
   Life Insurance            2,181          20           (2)      2,199
   Group Protection            281          (7)          --         274
                            ------         ---          ---      ------
      Total goodwill        $3,514         $27          $(2)     $3,539
                            ======         ===          ===      ======

The purchase accounting adjustments above relate to income tax deductions recognized when stock options attributable to mergers were exercised or the release of unrecognized tax benefits acquired through mergers.

We performed a Step 1 goodwill impairment analysis on all of our reporting units, which utilized primarily a discounted cash flow valuation technique. The discounted cash flow analysis required us to make judgments about revenues, earnings projections, growth rates and discount rates. We also considered other valuation techniques such as an analysis of peer companies and market participants. In the valuation process, we gave consideration to the current economic and market conditions. We also updated our October 1 analysis of goodwill impairment to reflect fourth quarter results and forecasts as of December 31, 2008, due to sharp declines in the equity markets and our stock price in the fourth quarter. In determining the estimated fair value of our reporting units, we incorporated consideration of discounted cash flow calculations, peer company price-to-earnings multiples, the level of our own share price and assumptions that market participants would make in valuing our reporting units. Our fair value estimations were based primarily on an in-depth analysis of future cash flows and relevant discount rates, which considered market participant inputs (income approach).

All of our reporting units passed the Step 1 analysis. While the Step 1 analysis of our Insurance Solutions - Life reporting unit indicated that its fair value exceeded its carrying value, the margin above carrying value was relatively small. Therefore, we concluded that we should perform additional analysis for our Insurance Solutions - Life reporting unit under the Step 2 requirements of SFAS 142. In our Step 2 analysis, we estimated the implied fair value of the reporting unit's goodwill as determined by allocating the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test by performing a hypothetical purchase price allocation as if the reporting unit had been acquired for its estimated fair value on that date. We utilized very detailed forecasts of cash flows and market observable inputs in determining a fair value of the net assets for each of the reporting units similar to what would be estimated in a business combination between market participants. The implied fair value of goodwill for Insurance Solutions - Life was higher than its carrying amount; therefore, the goodwill for this reporting unit was not impaired.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                AS OF DECEMBER 31,
                                                -------------------------------------------------
                                                          2008                      2007
                                                -----------------------   -----------------------
                                                  GROSS                     GROSS
                                                CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                                 AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                                --------   ------------   --------   ------------
Individual Markets -- Life Insurance:
   Sales force                                    $100          $11         $100          $ 7
Retirement Solutions -- Defined Contribution:
   Mutual fund contract rights(1)                    3           --            3           --
                                                  ----          ---         ----          ---
      Total                                       $103          $11         $103          $ 7
                                                  ====          ===         ====          ===

----------
(1)  No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2008 was as follows:

2009         $ 4
2010           4
2011           4
2012           4
2013           4
Thereafter    69
             ---
   Total     $89
             ===

11. GUARANTEED BENEFIT FEATURES

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GDB, GWB and GIB features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Certain features of these guarantees are considered embedded derivatives and are recorded in future contract benefits on our Consolidated Balance Sheets at fair value under SFAS 133 and SFAS 157. Other guarantees that are not considered embedded derivatives meet the criteria as insurance benefits and are accounted for under the valuation techniques included in SOP 03-1. Still other guarantees contain characteristics of both an embedded derivative and an insurance benefit and are accounted for under an approach that weights these features and their associated reserves accordingly based on their hybrid nature. Effective January 1, 2008, we adopted SFAS 157, which affected the valuation of our embedded derivatives. See Note 22 for details on the adoption of SFAS 157. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in fair value of the embedded derivatives. The net impact of these changes is reported as guaranteed living benefits ("GLB"), which is reported as a component of realized gain (loss) on our Consolidated Statements of Income and is discussed in Note 16.

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                            AS OF DECEMBER 31,
                                           -------------------
                                             2008       2007
                                           --------   --------
RETURN OF NET DEPOSITS
Total account value                         $33,907    $44,833
Net amount at risk(1)                         6,337         93
Average attained age of contract holders   56 years   55 years
MINIMUM RETURN
Total account value                         $   191    $   355
Net amount at risk(1)                           109         25
Average attained age of contract holders   68 years   68 years
Guaranteed minimum return                         5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                         $16,950    $25,537
Net amount at risk(1)                         8,402        359
Average attained age of contract holders   65 years   64 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The increase in net amount of risk when comparing December 31, 2008, to December 31, 2007, was attributable primarily to the decline in equity markets and associated reduction in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    --------------------
                                    2008    2007    2006
                                    ----    ----    ----
Balance at beginning-of-year        $ 38     $23     $15
   Cumulative effect of adoption
      of SOP 05-1                     --      (4)     --
   Changes in reserves               312      25      14
   Benefits paid                     (73)     (6)     (6)
                                    ----     ---     ---
Balance at end-of-year              $277     $38     $23
                                    ====     ===     ===

The changes to the benefit reserves amounts above are reflected in benefits on our Consolidated Statements of Income.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                      2008       2007
                                    -------    -------
ASSET TYPE
Domestic equity                     $24,877    $44,982
International equity                  9,204      8,076
Bonds                                 6,701      8,034
Money market                          5,802      6,545
                                    -------    -------
   Total                            $46,584    $67,637
                                    =======    =======
Percent of total variable annuity
  separate account values                99%        97%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 34% of permanent life insurance in force as of December 31, 2008 and approximately 68% of sales for these products in 2008.

12. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                            2008     2007
                                          -------  -------
Account values and other contract
   holder funds                           $57,875  $56,668
Deferred front-end loads                      948      768
Contract holder dividends payable             498      524
Premium deposit funds                         109      113
Undistributed earnings on participating
   business                                    11       95
                                          -------  -------
      Total other contract holder funds   $59,441  $58,168
                                          =======  =======

As of December 31, 2008 and 2007, participating policies comprised approximately 1.4% and 1.5%, respectively, of the face amount of insurance in force, and dividend expenses were $92 million for the year ended December 31, 2008 and $85 million for the years ended December 31, 2007 and 2006, respectively.

13. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                        2008     2007
                                       ------   ------
Short-term debt(1)                     $    4   $   18
Note due LNC, due 2009                     --      155
                                       ------   ------
   Total short-term debt               $    4   $  173
                                       ======   ======
Long-term debt:
   Note due LNC, due 2010              $  155   $   --
   LIBOR + 0.03% note, due 2017           250       --
   LIBOR + 1.00% note, due 2037           375      375
   Surplus Notes due LNC:
      9.76% surplus note, due 2024         50       50
      6.56% surplus note, due 2028        500      500
      6.03% surplus note, due 2028        750      750
                                       ------   ------
         Total surplus notes            1,300    1,300
                                       ------   ------
            Total long-term debt       $2,080   $1,675
                                       ======   ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

A consolidated subsidiary of LNL issued two notes for a combined amount not to exceed $250 million to LNC in 2006. The notes called for us to pay the principal amount of the notes on or before September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points. As of December 31, 2006, $139 million had been advanced to us and was classified as long-term debt. During 2007, $16 million was borrowed, bringing the outstanding balance to $155 million, which was classified as short-term debt. During the third quarter of 2008, the notes were extended and are now due on September 30, 2010. The notes are now classified as long-term debt.

In the third quarter of 2008, LNL made an investment of $19 million in the Federal Home Loan Bank of Indianapolis ("FHLBI"), a AAA-rated entity. This relationship provides us with another source of liquidity as an alternative to commercial paper and repurchase agreements as well as provides funding at comparatively low borrowing rates. We are allowed to borrow up to 20 times the amount of our common stock investment in FHLBI. All borrowings from the FHLBI are required to be secured by certain investments owned by LNL. As of December 31, 2008, based on our common stock investment, we had borrowing capacity of up to approximately $378 million from FHLBI. We also had a $250 million floating-rate term loan outstanding under the facility due June 20, 2017, which may be prepaid beginning June 20, 2010.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037 and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

During 2007, our surplus note for $50 million to HARCO Capital Corporation was transferred to LNC. This note calls for us to pay the principal amount of the note on or before September 30, 2024 and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part twice per year. Any payment of interest or repayment of principal may be paid only if we have obtained the prior written approval of the Indiana Insurance Commissioner, have adequate earned surplus funds for such payment and if such payment would not cause us to violate the statutory capital requirements as set forth in the General Statutes of Indiana.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

14. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulatory Authority, and we have responded to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of its business, LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES

We lease our home office in Fort Wayne, Indiana through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of 5 years each in accordance with the lease agreement. In 2007, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2013.

Total rental expense on operating leases for the years ended December 31, 2008, 2007 and 2006 was $49 million, $56 million and $53 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2008 were as follows:

2009         $ 50
2010           38
2011           33
2012           26
2013           21
Thereafter    107
             ----
             $275
   Total     ====

INFORMATION TECHNOLOGY COMMITMENT

In February 1998, LNC signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNC completed renegotiations and extended the contract through February 2010. Annual costs are dependent on usage but are expected to be approximately $9 million.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2008, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Retirement Solutions - Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 37%, 46% and 48% of Retirement Solutions - Annuities' variable annuity product deposits in 2008, 2007 and 2006, respectively and represented approximately 62%, 66% and 67% of our total Retirement Solutions - Annuities' variable annuity product account values as of December 31, 2008, 2007 and 2006. In addition, fund choices for certain of our other variable annuity products offered in our Retirement Solutions - Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Retirement Solutions
- Annuities segment, AFIS funds accounted for 44%, 55% and 58% of variable annuity product deposits in 2008, 2007 and 2006 respectively and represented 70%, 75% and 75% of the segment's total variable annuity product account values as of December 31, 2008, 2007 and 2006, respectively.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $6 million and $4 million as of December 31, 2008 and 2007, respectively.

GUARANTEES

We have guarantees with off-balance-sheet risks having contractual values of $1 million and $2 million as of December 31, 2008 and 2007, respectively, whose contractual amounts represent credit exposure. We have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. We have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default by borrowers, we have recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009. Our assessment of the off-balance-sheet risk was based upon the borrower's credit rating of Baa1.

TAX MATTERS

Changes to the Internal Revenue Code, administrative rulings or court decisions could increase our effective tax rate. In this regard, on August 16, 2007, the Internal Revenue Service ("IRS") issued a revenue ruling that purports, among other things, to modify the calculation of the separate account dividends received deduction received by life insurance companies. Subsequently, the IRS issued another revenue ruling that suspended the August 16, 2007, ruling and announced a new regulation project on the issue. See Note 7 for the impact of the separate account dividends received deduction on our effective tax rate.

15. STOCKHOLDER'S EQUITY

STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                        ----------------------
                                          2008     2007   2006
                                        -------   -----   ----
UNREALIZED GAINS ON
   AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year            $    76   $ 421   $452
Other comprehensive income (loss):
   Unrealized holding losses arising
      during the year                    (7,316)   (871)   (96)
   Change in DAC, VOBA and
      other contract holder funds         2,522     177     29
   Income tax benefit                     1,703     243     23
   Change in foreign currency
      exchange rate adjustment              (66)     18      5
   Less:
      Reclassification adjustment for
         gains (losses) included in
         net income                      (1,042)   (164)    24
      Associated amortization of
         DAC, VOBA, DSI, DFEL
         and changes in other
         contract holder funds              244      29    (37)
      Income tax benefit                    279      47      5
                                        -------   -----   ----
            Balance at end-of-year      $(2,562)  $  76   $421
                                        =======   =====   ====

                                        FOR THE YEARS ENDED
                                            DECEMBER 31,
                                        -------------------
                                         2008   2007   2006
                                         ----   ----   ----
UNREALIZED GAINS ON
   DERIVATIVE INSTRUMENTS
Balance at beginning-of-year             $(19)  $ (9)  $  7
Other comprehensive income (loss):
   Unrealized holding gains arising
      during the year                     (42)    14    (22)
   Change in DAC, VOBA and
      other contract holder funds         (36)    (6)     1
   Income tax (expense) benefit            27     11      2
   Change in foreign currency
      exchange rate adjustment              1    (30)     4
   Less:
      Reclassification adjustment for
         gains (losses) included in
         net income                       (83)    (2)     2
      Associated amortization of
         DAC, VOBA, DSI, DFEL
         and changes in other
         contract holder funds             --      1     --
      Income tax (expense) benefit         29     --     (1)
                                         ----   ----   ----
            Balance at end-of-year       $(15)  $(19)  $ (9)
                                         ====   ====   ====
MINIMUM PENSION LIABILITY
   ADJUSTMENT
Balance at beginning-of-year             $ --   $ --   $ (6)
Other comprehensive income (loss):
   Adjustment arising during the year      --     --      6
                                         ----   ----   ----
         Balance at end-of-year          $ --   $ --   $ --
                                         ====   ====   ====
FUNDED STATUS OF EMPLOYEE
   BENEFIT PLANS
Balance at beginning-of-year             $ (4)  $  4    $--
Other comprehensive income (loss):
   Adjustment arising during the
      year                                (45)   (13)    --
   Income tax benefit                      17      5     --
    Adjustment for adoption of
      SFAS 158, net of tax                 --     --      4
                                         ----   ----   ----
            Balance at end-of-year       $(32)  $ (4)  $  4
                                         ====   ====   ====

16. REALIZED LOSS

Details underlying realized loss (in millions) reported on our Consolidated Statements of Income were as follows:

                                                         FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                       ----------------------
                                                        2008     2007    2006
                                                       -----    -----    ----
Total realized loss on investments and certain
   derivative instruments, excluding trading
   securities(1)                                       $(850)   $(114)   $ (5)
Gain on certain reinsurance derivative/trading
   securities(2)                                           5        2       4
Indexed annuity net derivative results(3):
   Gross                                                  13      (17)     (2)
   Associated amortization expense of DAC, VOBA, DSI
      and DFEL                                            22        9       1
Guaranteed living benefits:
   Gross                                                   2      (36)    (16)
   Associated amortization expense of DAC, VOBA, DSI
      and DFEL                                           (23)      28     (19)
Guaranteed death benefits(4):
   Associated amortization expense of DAC, VOBA, DSI
      and DFEL                                            --        1       2
                                                       -----    -----    ----
        Total realized (loss)                          $(831)   $(127)   $(35)
                                                       =====    =====    ====

----------
(1)  See "Realized Loss Related to Investments" section in Note 5 for detail.

(2) Represents changes in the fair value of total return swaps (embedded derivatives) related to various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements. Changes in the fair value of these derivatives are offset by the change in fair value of trading securities in the portfolios that support these arrangements.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133 and 157. The year ended December 31, 2008, includes a $10 million gain from the initial impact of adopting SFAS 157.

(4) Represents the change in the fair value of the derivatives used to hedge our GDB riders.

17. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ---------------------------
                                        2008       2007      2006
                                       ------    -------    ------
Commissions                            $1,863    $ 2,051    $1,527
General and administrative expenses     1,282      1,246     1,093
DAC and VOBA deferrals and interest,
   net of amortization                   (445)    (1,065)     (735)
Other intangibles amortization              4          4         3
Taxes, licenses and fees                  200        192       158
Merger-related expenses                    50         92        27
                                       ------    -------    ------
      Total                            $2,954    $ 2,520    $2,073
                                       ======    =======    ======

All restructuring charges are included in underwriting, acquisition, insurance and other expenses within primarily Other Operations on our Consolidated Statements of Income in the year incurred and for the 2006 restructuring plan most such charges are included within merger-related expenses in the table above.

2008 RESTRUCTURING PLAN

Starting in December 2008, we implemented a restructuring plan in response to the current economic downturn and sustained market volatility, which focused on reducing expenses. These actions included the elimination of approximately 500 jobs across the Company. During the fourth quarter, we recorded a pre-tax charge of $8 million and expect to record additional pre-tax charges of approximately $7 million in 2009 for severance, benefits and related costs associated with the plan for workforce reduction and other restructuring actions. We expect to complete the plan by the end of 2009.

2006 RESTRUCTURING PLAN

Upon completion of the merger with Jefferson-Pilot, we implemented a restructuring plan relating to the integration of our legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning us for future growth.

Details underlying reserves for restructuring charges (in millions) were as follows:

                                                      TOTAL
                                                      -----
Restructuring reserve at December 31, 2007             $  2
Amounts incurred in 2008
   Employee severance and termination benefits            2
   Other                                                 --
                                                       ----
      Total 2008 restructuring charges                    2
Amounts expended in 2008                                 (3)
                                                       ----
         Restructuring reserve at December 31, 2008    $  1
                                                       ====
Additional amounts expended in 2008 that do not
   qualify as restructuring charges                    $ 48
Total expected costs                                    190
Expected completion date: 4th Quarter 2009

The total expected costs include both restructuring charges and additional expenses that do not qualify as restructuring charges that are associated with the integration activities. Merger integration costs relating to employee severance and termination benefits of $13 million were included in other liabilities on our Consolidated Balance Sheets in the purchase price allocation. In the first quarter of 2007, an additional $9 million was recorded to goodwill and other liabilities as part of the final adjustment to the purchase price allocation related to employee severance and termination benefits.

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC maintains qualified funded defined benefit pension plans in which many of our employees, including those of LNL, are participants. LNC also maintains non-qualified, unfunded defined benefit pension plans for certain employees, and certain employees and certain retired employees of acquired companies. In addition, for certain employees LNC has supplemental retirement plans that provide defined pension benefits in excess of limits imposed by federal tax law. All of LNC's U.S. defined benefit pension plans were "frozen" as of either December 31, 1994, or December 31, 2007, or earlier. For their frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service or date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. Under the cash balance formula benefits are stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest Credits continue until the employee's benefit is paid.

LNC also sponsors voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide employee benefits and also are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors, including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our defined benefit plan asset activity and defined benefit plan obligations was as follows:

                                                           AS OF AND FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                        -----------------------------------
                                                         2008      2007      2008      2007
                                                        -----     -----     -----     -----
                                                                                 OTHER
                                                            PENSION          POSTRETIREMENT
                                                            BENEFITS            BENEFITS
                                                        ---------------     ---------------
CHANGE IN PLAN ASSETS
Fair value at beginning-of-year                         $ 140     $ 141     $  --     $  --
Actual return on plan assets                              (31)        8        --        --
Company and participant contributions                      --        (1)        2         2
Benefits paid                                              (8)       (8)       (2)       (2)
                                                        -----     -----     -----     -----
   Fair value at end-of-year                              101       140        --        --
                                                        -----     -----     -----     -----
CHANGE IN BENEFIT OBLIGATION
Balance at beginning-of-year                              116       117        14        19
Interest cost                                               7         7         1         1
Plan participants' contributions                           --        --         1         1
Actuarial (gains) losses                                   --        --        --        (4)
Benefits paid                                              (8)       (8)       (2)       (3)
                                                        -----     -----     -----     -----
   Balance at end-of-year                                 115       116        14        14
                                                        -----     -----     -----     -----
      Funded status of the plans                        $ (14)    $  24     $ (14)    $ (14)
                                                        =====     =====     =====     =====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                            $   5     $  25     $  --     $  --
Other liabilities                                         (19)       (1)      (14)      (14)
                                                        -----     -----     -----     -----
   Net amount recognized                                $ (14)    $  24     $ (14)    $ (14)
                                                        =====     =====     =====     =====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                         $  35     $   8     $  (3)    $  (4)
                                                        -----     -----     -----     -----
   Net amount recognized                                $  35     $   8     $  (3)    $  (4)
                                                        =====     =====     =====     =====
RATE OF INCREASE IN COMPENSATION
Salary continuation plan                                  N/A      4.00%      N/A      0.00%
All other plans                                           N/A      4.00%     4.00%     4.00%
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate                        6.00%     6.08%     6.00%     6.00%
   Expected return on plan assets                        8.00%     8.00%     6.50%     6.50%
Net periodic benefit cost:
   Weighted-average discount rate                        6.00%     6.00%     6.00%     6.00%
   Expected return on plan assets                        8.00%     8.00%     6.50%     6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the plan's target plan allocation. LNC reevaluates this assumption at an interim date each plan year. For 2009, our expected return on plan assets for the U.S. pension plan will be 8%.

The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) was as follows:

                                                     AS OF DECEMBER 31,
                                                     ------------------
                                                     2008   2007   2006
                                                     ----   ----   ----
Health care cost trend rate                           N/A     12%    12%
Pre-65 health care cost trend rate                     10%   N/A    N/A
Post-65 health care cost trend rate                    12%   N/A    N/A
Ultimate trend rate                                     5%     5%     5%
Year that the rate reaches the ultimate trend rate   2019   2018   2017

In order to improve the measurement of the heath care trend rate with industry trends and practice, we separated our trend rate to assess the pre-65 and post-65 populations separately for the year ended December 31, 2008. LNC expects the health care cost trend rate for 2009 to be 10% for pre-65 and 13% for the post-65 population. The health care cost trend rate assumption is a key percentage that affects the amounts reported. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components of less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                 AS OF DECEMBER 31,
                                 -----------------
                                    2008   2007
                                    ----   ----
Accumulated benefit obligation       $91    $ 1
Projected benefit obligation          91      1
Fair value of plan assets
                                      72     --

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net defined benefit pension plan and postretirement benefit plan expense (in millions) were as follows:

                                                   FOR THE YEARS ENDED DECEMBER 31,
                                             ------------------------------------------
                                                                   OTHER POSTRETIREMENT
                                               PENSION BENEFITS          BENEFITS
                                             -------------------   --------------------
                                             2008    2007   2006    2008   2007   2006
                                             ----   -----   ----    ----   ----   ----
Interest cost                                $  7    $  7    $ 6     $ 1    $ 1    $ 1
Expected return on plan assets                (11)    (11)    (9)     --     --     --
Recognized net actuarial (gain) loss            1      --      1      (1)    (1)    --
                                             ----    ----    ---     ---    ---    ---
   Net periodic benefit expense (recovery)   $ (3)   $ (4)   $(2)    $--    $--    $ 1
                                             ====    ====    ===     ===    ===    ===

For 2009, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial (gains) losses is expected to be approximately a $5 million loss for our pension benefit plan and approximately an $1 million gain for our postretirement benefit plan.

PLAN ASSETS

Our pension plan asset allocations by asset category based on estimated fair values were as follows:

                               AS OF
                            DECEMBER 31,
                            ------------     TARGET
                             2008   2007   ALLOCATION
                             ----   ----   ----------
Domestic large cap equity      32%    37%      35%
International equity           14%    15%      15%
Fixed income securities        53%    48%      50%
Cash and cash equivalents       1%     0%       0%
                              ---    ---
   Total                      100%   100%
                              ===    ===

The primary investment objective for the assets related to our U.S. defined benefit pension plan is for capital appreciation with an emphasis on avoiding undue risk. Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities and other asset classes the investment managers deem prudent. Three- and five-year time horizons are utilized as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Our defined benefit plan assets have been combined into a master retirement trust where a variety of qualified managers, with Northern Trust as the manager of managers, are expected to rank in the upper 50% of similar funds over the three-year periods and above an appropriate index over five-year periods. Managers are monitored for adherence to approved investment policy guidelines, changes in material factors and legal or regulatory actions. Managers not meeting these criteria will be subject to additional due diligence review, corrective action or possible termination.

We currently target asset weightings as follows: domestic equity allocations (32%) are split into large cap growth (14%), large cap value (14%) and small cap (4%); international equity; and fixed income allocations are weighted between core fixed income and long-term bonds. The performance of the pension trust assets is monitored on a quarterly basis relative to the plan's objectives. The performance of the trust is measured against the following indices: Russell 1000 Index; Morgan Stanley Capital International Europe, Australia and Far East Index; and Lehman Brothers Aggregate Bond Index. We review this investment policy on an annual basis.

Prior to 2007, our plan assets were principally managed by LNC's Investment Management segment. During the last quarter of 2007, the management of the equity portion of these plan assets was transferred to third-party managers. LNC's Investment Management segment continues to manage the plan's fixed income securities, which comprise approximately 50% of plan assets.

PLAN CASH FLOWS

It is LNC's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended. In accordance with such practice, no contributions were made nor required for the years ended December 31, 2008 or 2007. No contributions are required nor expected to be made in 2009.

LNC expects the following benefit payments (in millions):

                    PENSION PLANS       POSTRETIREMENT PLANS
                --------------------   ---------------------
                  U.S.                                NOT
                DEFINED   REFLECTING              REFLECTING
                BENEFIT    MEDICARE    MEDICARE    MEDICARE
                PENSION     PART D      PART D      PART D
                 PLANS      SUBSIDY     SUBSIDY     SUBSIDY
                -------   ----------   --------   ----------
2009              $ 8         $2          $--         $2
2010                9          2           --          2
2011                9          2           --          2
2012                9          2           --          2
2013                9          2           --          2
Following
   Five Years
   Thereafter      46          6           (1)         7

19. 401(k), MONEY PURCHASE AND PROFIT SHARING PLANS

LNC sponsors a contributory defined contribution plan or a 401(k) plan for our eligible employees, including those of LNL. LNL sponsors a number of contributory defined plans for agents only. These plans include a 401(k) plan for eligible agents and a defined contribution money purchase plan for eligible agents of the former Jefferson-Pilot. LNL also sponsor a money purchase plan for LNL agents that was frozen in 2004.

LNC or LNL makes contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.

The expenses (in millions) for the 401(k) and profit sharing plans were as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                         2008   2007   2006
                                                         ----   ----   ----
Total expenses for the 401(k) and profit sharing plans    $54    $31    $22

DEFERRED COMPENSATION PLANS

LNC sponsors separate non-qualified unfunded, deferred compensation plans for certain of our employees, including those of LNL. LNL sponsors non-qualified unfunded, deferred compensation plan for certain agents.

Liabilities (in millions) with respect to these deferred compensation plans were as follows:

                    AS OF DECEMBER 31,
                    ------------------
                        2008   2007
                        ----   ----
Total liabilities       $132   $137

THE DEFERRED COMPENSATION PLAN FOR CERTAIN U.S. EMPLOYEES

Certain U.S. employees may participate in the Deferred Compensation & Supplemental/Excess Retirement Plan (the "DC SERP"). All participants may elect to defer payment of a portion of their compensation as defined by the plan. DC SERP participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the DC SERP, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our 401(k) plans. Expenses (in millions) for this plan were as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                           2008   2007   2006
                                           ----   ----   ----
Employer matching contributions              $5    $ 1    $ 4
Increase in measurement of liabilities,
   net of LNC total return swap               1     10     13
                                            ---    ---    ---
   Total DC SERP expenses                    $6    $11    $17
                                            ===    ===    ===

The terms of the DC SERP provide that plan participants who select our stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plan.

DEFERRED COMPENSATION PLANS FOR CERTAIN AGENTS

LNL also sponsors a deferred compensation plan for certain eligible agents. Plan participants receive contributions based on their earnings. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNL agents invest in phantom investments that mirror those offered to qualified plan participants. Jefferson-Pilot agents invest in a different line up of "phantom" investments. Expenses (in millions) for this plan were as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                           2008   2007   2006
                                           ----   ----   -----
Employer matching contributions              $2     $3    $--
Increase in measurement of liabilities,
   net of LNC total return swap               2      5      8
                                            ---    ---    ---
   Total expenses for certain agents         $4     $8     $8
                                            ===    ===    ===

20. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, SARs, restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                         FOR THE YEARS ENDED
                             DECEMBER 31,
                         -------------------
                          2008   2007   2006
                          ----   ----   ----
Stock options              $ 8    $10    $ 3
Shares                       2      3     19
Cash awards                 --     --      1
SARs                         4      5     (1)
Restricted stock             5      6      1
                           ---    ---    ---
   Total                   $19    $24    $23
                           ===    ===    ===
Recognized tax benefit     $ 7    $ 8    $ 8

21. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Specified statutory information (in millions) was as follows:

                      AS OF DECEMBER 31,
                      ------------------
                         2008     2007
                        ------   ------
Capital and surplus     $4,600   $5,000

                    FOR THE YEARS ENDED
                        DECEMBER 31,
                    -------------------
                     2008   2007   2006
                    -----   ----   ----
Net income (loss)   $(261)  $971   $299
Dividends to LNC      400    770    568

The decline in statutory net income in 2008 from that of 2007 was primarily due to a significant increase in realized losses on investments combined with reserve strain due to deteriorating market conditions throughout 2008.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC SAP. Specifically, these are the use of a more conservative valuation interest rate on certain annuities as of December 31, 2008 and 2007, the use of less conservative mortality tables on certain life insurance products as of December 31, 2008, and a less conservative standard in determining the admitted amount of deferred tax assets as of December 31, 2008. The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                            AS OF DECEMBER 31,
                                            ------------------
                                                2008   2007
                                                ----   ----
Calculation of reserves using the Indiana
   universal life method                        $289   $246
Calculation of reserves using
   continuous CARVM                              (10)   (10)
Conservative valuation rate on certain
   variable annuities                            (12)   (14)
Less conservative mortality tables on
   certain life insurance products                16     --
Less conservative standard in determining
   the amount of deferred tax assets             298     --

A new statutory reserving standard (commonly called "VACARVM") has been developed by the NAIC replacing current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs. The effective date for VACARVM is December 31, 2009. Based upon the level of variable annuity account values as of December 31, 2008, we estimate that VACARVM would have decreased our statutory capital by $125 to $175 million. The actual impact of the adoption will be dependent upon account values and conditions that exist as of December 31, 2009. We plan to utilize existing affiliate reinsurance structures, as well as pursue additional third-party reinsurance arrangements, to lessen any negative impact on statutory capital and dividend capacity. However, additional statutory reserves could lead to lower risk-based capital ("RBC") ratios and potentially reduce future dividend capacity from our insurance subsidiaries.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and the payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC within the statutory limitations without prior approval of the Indiana Insurance Commissioner (the "Commissioner"). The current statutory limitation is the greater of 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous twelve months. If a proposed dividend, along with all other dividends paid within the preceding twelve consecutive months exceeds the statutory limitation, LNL must receive prior approval of the Commissioner to pay such dividend. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNC is also the holder of surplus notes issued by LNL. The payment of principal and interest on the surplus notes to LNC must be approved by the Commissioner as well. LLANY is subject to similar, but not identical, regulatory restrictions as LNL with regard to the transfer of funds and the payment of dividends. We expect we could pay dividends of approximately $500 million in 2009 without prior approval from the respective insurance commissioners. However, if current conditions do not improve we believe this dividend capacity will decline.

22. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                  AS OF DECEMBER 31,
                                                                      -----------------------------------------
                                                                              2008                  2007
                                                                      -------------------   -------------------
                                                                      CARRYING     FAIR     CARRYING     FAIR
                                                                        VALUE      VALUE      VALUE      VALUE
                                                                      --------   --------   --------   --------
ASSETS
Available-for-sale securities:
   Fixed maturities                                                   $ 46,489   $ 46,489   $ 53,405   $ 53,405
   Equity                                                                  139        139        134        134
Trading securities                                                       2,189      2,189      2,533      2,533
Mortgage loans on real estate                                            7,396      7,116      7,117      7,291
Derivative instruments                                                      60         60        172        172
Other investments                                                          948        948        986        986
Cash and invested cash                                                   2,594      2,594      1,395      1,395
LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts                    (252)      (252)      (619)      (619)
   Embedded derivative instruments -- living benefits (liabilities)
      contra liabilities                                                (2,904)    (2,904)      (229)      (229)
Other contract holder funds:
   Account value of certain investment contracts                       (21,893)   (22,338)   (21,173)   (20,515)
Reinsurance related derivative assets (liabilities)                        167        167       (102)      (102)
Short-term debt                                                             (4)        (4)      (173)      (173)
Long-term debt                                                          (2,080)    (1,503)    (1,675)    (1,569)
OFF-BALANCE-SHEET
Guarantees                                                                  --         (1)        --         (2)

See Note 1 for discussion of the methodologies and assumptions used to determine the fair value of financial instruments carried at fair value. The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price, or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Consolidated Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Consolidated Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair value of the investment contracts is based on their approximate surrender value at the balance sheet date. The fair value for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations at the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate at the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

GUARANTEES

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

See "Summary of Significant Accounting Policies" in Note 1 and "SFAS 157 - FAIR VALUE MEASUREMENTS" in Note 2 for discussions of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the SFAS 157 fair value hierarchy levels described in Note 2:

                                                                                 AS OF DECEMBER 31, 2008
                                                                    -------------------------------------------------
                                                                      QUOTED
                                                                      PRICES
                                                                    IN ACTIVE
                                                                     MARKETS
                                                                       FOR      SIGNIFICANT    SIGNIFICANT
                                                                    IDENTICAL    OBSERVABLE   UNOBSERVABLE     TOTAL
                                                                      ASSETS       INPUTS        INPUTS        FAIR
                                                                    (LEVEL 1)    (LEVEL 2)      (LEVEL 3)      VALUE
                                                                    ---------   -----------   ------------   --------
ASSETS
Investments:
   Available-for-sale securities:
      Fixed maturities                                                 $220      $ 42,977        $ 3,292     $ 46,489
      Equity                                                             41             5             93          139
   Trading securities                                                     2         2,110             77        2,189
   Derivative instruments                                                --           (18)            78           60
Cash and invested cash                                                   --         2,594             --        2,594
Separate account assets                                                  --        55,655             --       55,655
Reinsurance related derivative assets                                    --           167             --          167
                                                                       ----      --------        -------     --------
         Total assets                                                  $263      $103,490        $ 3,540     $107,293
                                                                       ====      ========        =======     ========
LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts                 $ --      $     --        $  (252)    $   (252)
   Embedded derivative instruments -- living benefits liabilities        --            --         (2,904)      (2,904)
                                                                       ----      --------        -------     --------
         Total liabilities                                             $ --      $     --        $(3,156)    $ (3,156)
                                                                       ====      ========        =======     ========

We did not have any assets or liabilities measured at fair value on a non-recurring basis as of December 31, 2008.

The following table summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This information excludes any impact of amortization on DAC, VOBA, DSI and DFEL. When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Certain securities trade in less liquid or illiquid markets with limited or no pricing information, and the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components (that is, components that are actively quoted or can be validated to market-based sources). The gains and losses in the table below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                                 FOR THE YEAR ENDED DECEMBER 31, 2008
                                                                   ---------------------------------------------------------------
                                                                                                     SALES,
                                                                                ITEMS              ISSUANCES,   TRANSFERS
                                                                              INCLUDED    GAINS    MATURITIES,    IN OR
                                                                   BEGINNING     IN     (LOSSES)  SETTLEMENTS,    OUT OF    ENDING
                                                                      FAIR       NET       IN        CALLS,      LEVEL 3,    FAIR
                                                                     VALUE     INCOME      OCI         NET        NET(1)    VALUE
                                                                   ---------  --------  --------  ------------  ---------  -------
Investments:
   Available-for-sale securities:
      Fixed maturities                                              $4,325     $  (170)  $(1,199)     $  52        $284    $ 3,292
      Equity                                                            54         (30)      (17)        86          --         93
   Trading securities                                                  107         (28)       --        (13)         11         77
   Derivative instruments                                              195        (237)       29         91          --         78
Future contract benefits:
   Remaining guaranteed interest and similar contracts                (389)         37        --        100          --       (252)
   Embedded derivative instruments -- living benefits liabilities     (279)     (2,476)       --       (149)         --     (2,904)
                                                                    ------     -------   -------      -----        ----    -------
         Total, net                                                 $4,013     $(2,904)  $(1,187)     $ 167        $295    $   384
                                                                    ======     =======   =======      =====        ====    =======

----------
(1) Transfers in or out of Level 3 for available-for-sale and trading securities are displayed at amortized cost at the beginning of the period. For available-for-sale and trading securities, the difference between beginning of period amortized cost and beginning of period fair value was included in OCI and earnings, respectively, in prior periods.

The following table provides the components of the items included in net income, excluding any impact of amortization on DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported in the table above:

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2008
                                                            ------------------------------------------------------------------
                                                                                             GAINS
                                                                                            (LOSSES)
                                                                                             FROM
                                                                                OTHER-       SALES,       UNREALIZED
                                                            (AMORTIZATION)      THAN-      MATURITIES,     HOLDING
                                                              ACCRETION,      TEMPORARY   SETTLEMENTS,      GAINS
                                                                 NET         IMPAIRMENT      CALLS       (LOSSES)(3)    TOTAL
                                                            --------------   ----------   ------------   -----------   -------
Investments:
   Available-for-sale securities:
      Fixed maturities(1)                                         $ 2           $(168)       $  (4)        $    --     $  (170)
      Equity                                                       --             (31)           1              --         (30)
   Trading securities(1)                                            2              (7)          --             (23)        (28)
   Derivative instruments(2)                                       --              --         (108)           (129)       (237)
Future contract benefits:
   Remaining guaranteed interest and similar contracts(2)          --              --           14              23          37
   Embedded derivative instruments -- living benefits
      liabilities(2)                                               --              --            8          (2,484)     (2,476)
                                                                  ---           -----        -----         -------     -------
         Total, net                                               $ 4           $(206)       $ (89)        $(2,613)    $(2,904)
                                                                  ===           =====        =====         =======     =======

----------
(1) Amortization and accretion, net and unrealized holding losses are included in net investment income on our Consolidated Statements of Income. All other amounts are included in realized loss on our Consolidated Statements of Income.

(2) All amounts are included in realized loss on our Consolidated Statements of Income.

(3) This change in unrealized gains or losses relates to assets and liabilities that we still held as of December 31, 2008.

The fair value of available-for-sale fixed maturity securities (in millions) classified within Level 3 of the fair value hierarchy was as follows:

                                        AS OF DECEMBER 31, 2008
                                        -----------------------
                                           FAIR    % OF TOTAL
                                           VALUE   FAIR VALUE
                                          ------   ----------
Corporate bonds                           $2,180      66.4%
Asset-backed securities                      261       7.9%
Commercial mortgage-backed securities        238       7.2%
Collateralized mortgage obligations          157       4.8%
Mortgage pass-through securities              21       0.5%
Municipals                                   106       3.2%
Government and government agencies           235       7.1%
Redeemable preferred stock                    94       2.9%
                                          ------     -----
   Total available-for-sale fixed
      maturity securities                 $3,292     100.0%
                                          ======     =====

                                        AS OF DECEMBER 31, 2007
                                        -----------------------
                                           FAIR    % OF TOTAL
                                           VALUE   FAIR VALUE
                                          ------   ----------
Corporate bonds                           $2,099      48.5%
Asset-backed securities                    1,097      25.4%
Commercial mortgage-backed securities        382       8.8%
Collateralized mortgage obligations          295       6.8%
Mortgage pass-through securities              31       0.7%
Municipals                                   132       3.1%
Government and government agencies           258       6.0%
Redeemable preferred stock                    31       0.7%
                                          ------     -----
   Total available-for-sale fixed
      maturity securities                 $4,325     100.0%
                                          ======     =====

23. SEGMENT INFORMATION

On July 21, 2008, we announced the realignment of our segments under our former Employer Markets and Individual Markets operating businesses into two new operating businesses - Retirement Solutions and Insurance Solutions. We believe the new structure more closely aligns with consumer needs and should lead to more coordinated product development and greater effectiveness across the enterprise. The segment changes are in accordance with the provisions of SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," and reflect the manner in which we are organized for purposes of making operating decisions and assessing performance. Accordingly, we have restated results from prior periods in a consistent manner with our realigned segments.

Under our newly realigned segments, we report the results of the Executive Benefits business, which as of June 30, 2008, was part of the Retirement Products segment, in the Life Insurance segment. We do not view these changes to our segment reporting as material to our consolidated financial statements.

We provide products and services in two operating businesses: Retirement Solutions and Insurance Solutions, and report results through four business segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Retirement Solutions - Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Solutions - Defined Contribution segment provides employer-sponsored variable and fixed annuities and mutual-fund based programs in the 401(k), 403(b) and 457 marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Insurance Solutions - Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Insurance Solutions - Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital and other corporate investments, benefit plan net assets, the unamortized deferred gain on indemnity reinsurance, which was sold to Swiss Re in 2001, external debt and business sold through reinsurance. Other Operations also includes the Institutional Pension business, which was previously reported in Employer Markets - Retirement Products prior to our segment realignment. The Institutional Pension business is a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off.

Beginning with the quarter ended June 30, 2008, we changed our definitions of segment operating revenues and income from operations to better reflect: the underlying economics of our variable and indexed annuities that employ derivative instruments to hedge policy benefits; and the manner in which management evaluates that business. Our change in the definition of income from operations is primarily the result of our adoption of SFAS 157 during the first quarter of 2008 (see Note 2). Under the fair value measurement provisions of SFAS 157, we are required to measure the fair value of these annuities from an "exit price" perspective, (i.e., the exchange price between market participants to transfer the liability). We, therefore, must include margins that a market participant buyer would require as well as a factor for non-performance risk related to our credit quality. We do not believe that these factors relate to the economics of the underlying business and do not reflect the manner in which management evaluates the business. The items that are now excluded from our operating results that were previously included are as follows: GLB net derivatives results; indexed annuity forward-starting option; and GDB derivatives results. For more information regarding this change, see LNC's current report on Form 8-K dated July 16, 2008.

We continue to exclude the effects of any realized loss on investments from segment operating revenues and income from operations as we believe that such items are not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

We believe that our new definitions of operating revenues and income (loss) from operations will provide investors with a more valuable measure of our performance because it better reveals trends in our business.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized loss"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of related trading securities;

     - Change in the fair value of the embedded derivatives of our GLBs within our variable annuities net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative;

     - Net difference between the benefit ratio unlocking of SOP 03-1 reserves on our GDB riders within our variable annuities and the change in the fair value of the derivatives excluding our expected cost of purchasing the hedging instruments; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133 and 157.

- Income (loss) from the initial adoption of changes in accounting principles;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

- Revenue adjustments from the initial impact of the adoption of changes in accounting principles.

Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                       ------------------------
                                                        2008     2007     2006
                                                       ------   ------   ------
REVENUES
Operating revenues:
   Retirement Solutions:
      Annuities                                        $2,191   $2,277   $1,878
      Defined Contribution                                913      968      981
                                                       ------   ------   ------
         Total Retirement Solutions                     3,104    3,245    2,859
                                                       ------   ------   ------
   Insurance Solutions:
      Life Insurance                                    3,994    3,963    3,394
      Group Protection                                  1,640    1,500    1,032
                                                       ------   ------   ------
         Total Insurance Solutions                      5,634    5,463    4,426
                                                       ------   ------   ------
   Other Operations                                       435      474      466
Excluded realized gain (loss), pre-tax                   (868)    (137)     (43)
Amortization of deferred gain arising from reserve
   changes on business sold through reinsurance,
   pre-tax                                                  3        9        1
                                                       ------   ------   ------
      Total revenues                                   $8,308   $9,054   $7,709
                                                       ======   ======   ======

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       -----------------------
                                                        2008    2007     2006
                                                       -----   ------   ------
NET INCOME
Income (loss) from operations:
   Retirement Solutions:
      Annuities                                        $ 154   $  418   $  350
      Defined Contribution                               117      171      198
                                                       -----   ------   ------
         Total Retirement Solutions                      271      589      548
                                                       -----   ------   ------
   Insurance Solutions:
      Life Insurance                                     489      666      506
      Group Protection                                   104      114       99
                                                       -----   ------   ------
         Total Insurance Solutions                       593      780      605
                                                       -----   ------   ------
   Other Operations                                      (47)     (34)      35
Excluded realized gain (loss), after-tax                (565)     (89)     (28)
Income (loss) from reserve changes (net of related
   amortization) on business sold through reinsurance,
   after-tax                                               2       (7)       1
                                                       -----   ------   ------
      Net income                                       $ 254   $1,239   $1,161
                                                       =====   ======   ======

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                       ------------------------
                                                        2008     2007     2006
                                                       ------   ------   ------
NET INVESTMENT INCOME
Retirement Solutions:
   Annuities                                           $  958   $1,022   $  971
   Defined Contribution                                   695      708      738
                                                       ------   ------   ------
      Total Retirement Solutions                        1,653    1,730    1,709
                                                       ------   ------   ------
Insurance Solutions:
   Life Insurance                                       1,867    1,975    1,676
   Group Protection                                       117      115       80
                                                       ------   ------   ------
      Total Insurance Solutions                         1,984    2,090    1,756
                                                       ------   ------   ------
Other Operations                                          338      361      340
                                                       ------   ------   ------
         Total net investment income                   $3,975   $4,181   $3,805
                                                       ======   ======   ======

                                                        FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                       --------------------
                                                        2008    2007   2006
                                                       ------   ----   ----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Retirement Solutions:
   Annuities                                           $  721   $373   $301
   Defined Contribution                                   130     93     74
                                                       ------   ----   ----
         Total Retirement Solutions                       851    466    375
                                                       ------   ----   ----
Insurance Solutions:
   Life Insurance                                         519    486    446
   Group Protection                                        36     31     16
                                                       ------   ----   ----
         Total Insurance Solutions                        555    517    462
                                                       ------   ----   ----
Other Operations                                           --     --      1
                                                       ------   ----   ----
            Total amortization of DAC and VOBA, net
               of interest                             $1,406   $983   $838
                                                       ======   ====   ====

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                       -------------------
                                                        2008   2007   2006
                                                       -----   ----   ----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Retirement Solutions:
   Annuities                                           $ (76)  $123   $ 61
   Defined Contribution                                   26     66     76
                                                       -----   ----   ----
      Total Retirement Solutions                         (50)   189    137
                                                       -----   ----   ----
Insurance Solutions:
   Life Insurance                                        240    338    253
   Group Protection                                       56     61     53
                                                       -----   ----   ----
      Total Insurance Solutions                          296    399    306
                                                       -----   ----   ----
Other Operations                                         (11)   (33)    33
Realized loss                                           (304)   (47)   (16)
Amortization of deferred gain on indemnity reinsurance
   related to reserve developments                         1     (4)    --
                                                       -----   ----   ----
         Total federal income tax expense (benefit)    $ (68)  $504   $460
                                                       =====   ====   ====

                                    AS OF DECEMBER 31,
                                   -------------------
                                     2008       2007
                                   --------   --------
ASSETS
Retirement Solutions:
   Annuities                       $ 65,206   $ 81,112
   Defined Contribution              22,930     30,180
                                   --------   --------
      Total Retirement Solutions     88,136    111,292
                                   --------   --------
Insurance Solutions:
   Life Insurance                    46,588     45,867
   Group Protection                   2,482      1,471
                                   --------   --------
      Total Insurance Solutions      49,070     47,338
                                   --------   --------
Other Operations                     10,845     15,696
                                   --------   --------
   Total                           $148,051   $174,326
                                   ========   ========

24. SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following summarizes our supplemental cash flow data (in millions):

                                                                            FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                                        --------------------------
                                                                         2008     2007      2006
                                                                        -----   -------   --------
Interest paid                                                           $  81   $   104   $     85
Income taxes paid (received)                                              (23)      194        310
Significant non-cash investing and financing transactions:
   Business combinations:
      Fair value of assets acquired (includes cash and invested cash)   $  --   $    41   $ 37,356
      Fair value of liabilities assumed                                    --       (50)   (30,424)
                                                                        -----   -------   --------
         Total purchase price                                           $  --   $    (9)  $  6,932
                                                                        =====   =======   ========
   Dividend of FPP:
      Carrying value of assets (includes cash and invested cash)        $  --   $ 2,772   $     --
      Carrying value of liabilities                                        --    (2,280)        --
                                                                        -----   -------   --------
         Total dividend of FPP                                          $  --   $   492   $     --
                                                                        -----   -------   --------
   Reinsurance ceded to LNBAR:
      Carrying value of assets                                          $ 360   $    --   $     --
      Carrying value of liabilities                                      (360)       --         --
                                                                        -----   -------   --------
         Total reinsurance ceded to LNBAR                               $  --   $    --   $     --
                                                                        =====   =======   ========

25. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                                                            AS OF DECEMBER 31,
                                                                            ------------------
                                                                               2008     2007
                                                                              ------   ------
Assets with affiliates:
   Corporate bonds(1)                                                         $  115   $  221
   Reinsurance on ceded reinsurance contracts(2)                                 152      109
   Cash management agreement investment(3)                                       478      420
   Service agreement receivable(3)                                               (13)      (9)
Liabilities with affiliates:
   Reinsurance future contract benefits on ceded reinsurance contracts(4)      4,688    1,257
   Inter-company short-term debt(5)                                                4      173
   Inter-company long-term debt(6)                                             1,841    1,688

                                                            FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                           ---------------------
                                                            2008    2007    2006
                                                           -----   -----   -----
Revenues with affiliates:
Premiums paid on ceded reinsurance contracts(7)            $(222)  $(308)  $(234)
   Net investment income on cash management agreement(8)      11      28      14
   Fees for management of general account(8)                 (65)    (62)    (57)
Benefits and expenses with affiliates:
   Reinsurance (recoveries) benefits on ceded
      reinsurance contracts(9)                              (655)   (337)     16
   Service agreement payments(10)                            100      99      59
   Transfer pricing arrangement(10)                          (32)    (38)    (36)
   Interest expense on inter-company debt(11)                 83      82      82

----------
(1) Reported in fixed maturity available-for-sale securities on our Consolidated Balance Sheets.

(2) Reported in reinsurance related derivative assets (liability) on our Consolidated Balance Sheets.

(3)  Reported in other assets on our Consolidated Balance Sheets.

(4)  Reported in future contract benefits on our Consolidated Balance Sheets.

(5)  Reported in short-term debt on our Consolidated Balance Sheets.

(6)  Reported in long-term debt on our Consolidated Balance Sheets.

(7)  Reported in insurance premiums on our Consolidated Statements of Income.

(8)  Reported in net investment income on our Consolidated Statement of Income.

(9)  Reported in benefits on our Consolidated Statements of Income.

(10) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

(11) Reported in interest and debt expense on our Consolidated Statements of Income.

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics that take into account the liabilities being supported.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of its surplus, in both cases, as of its most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force, and sales.

TRANSFER PRICING ARRANGEMENT

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH"), a wholly owned subsidiary of LNC, related to the wholesaling of DMH's investment products.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

DMH is responsible for the management of our general account investments.

CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede and accept reinsurance from affiliated companies. We cede certain Guaranteed Benefit risks (including certain GDB and GWB benefits) to Lincoln National Reinsurance Company (Barbados) Ltd. ("LNR Barbados"). We also cede reserves related to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines.

As discussed in Note 6, we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1.7 billion and $1.4 billion at December 31, 2008 and 2007, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

              LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

                                                                                                       MORTALITY &
                                                                                                         EXPENSE
                                                            CONTRACT                      CONTRACT      GUARANTEE
                                                            PURCHASES                   REDEMPTIONS      CHARGES
                                                            DUE FROM                       DUE TO      PAYABLE TO
                                                           THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                          NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                            INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                  INVESTMENTS      COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
------------------------------------------  ------------  -------------  ------------  -------------  -------------  ------------
AIM V.I. Capital Appreciation               $     40,866     $    --      $    40,866      $   --         $    1     $     40,865
AIM V.I. International Growth                     54,871          --           54,871          --              1           54,870
ABVPSF Global Technology Class A                 541,506         213          541,719          --              3          541,716
ABVPSF Growth and Income Class A               5,320,655         211        5,320,866          --             11        5,320,855
ABVPSF International Value Class A             4,264,771      32,342        4,297,113          --              4        4,297,109
ABVPSF Large Cap Growth Class A                  174,609         455          175,064          --              2          175,062
ABVPSF Small/Mid Cap Value Class A             4,399,765          --        4,399,765       7,127             28        4,392,610
American Century VP Income & Growth            3,589,002          --        3,589,002          --             37        3,588,965
American Century VP Inflation Protection
   Class 2                                     5,748,498          --        5,748,498          --             40        5,748,458
American Century VP International              3,846,720          --        3,846,720          --             37        3,846,683
American Funds Bond Class 2                        4,137          --            4,137          --             --            4,137
American Funds Global Growth Class 2           7,906,023         706        7,906,729          --             49        7,906,680
American Funds Global Small Capitalization
   Class 2                                     3,649,506       5,041        3,654,547          --             17        3,654,530
American Funds Growth Class 2                 26,824,253      54,025       26,878,278          --            163       26,878,115
American Funds Growth-Income Class 2           9,526,358      13,466        9,539,824          --             83        9,539,741
American Funds High-Income Bond Class 2        7,103,363       2,979        7,106,342          --             40        7,106,302
American Funds International Class 2          23,674,610      18,621       23,693,231          --            141       23,693,090
American Funds U.S. Government/AAA-Rated
   Securities Class 2                         21,798,796      26,529       21,825,325          --            106       21,825,219
Delaware VIPT Capital Reserves                   986,404          --          986,404          --              8          986,396
Delaware VIPT Diversified Income              12,766,068       7,886       12,773,954          --             17       12,773,937
Delaware VIPT Emerging Markets                 8,565,602         590        8,566,192          --             32        8,566,160
Delaware VIPT High Yield                       6,524,433       3,381        6,527,814          --             62        6,527,752
Delaware VIPT International Value Equity           3,921          --            3,921          --             --            3,921
Delaware VIPT REIT                             8,077,390      19,813        8,097,203          --             49        8,097,154
Delaware VIPT Small Cap Value                 14,946,708       7,769       14,954,477          --             85       14,954,392
Delaware VIPT Trend                            1,100,953       2,756        1,103,709          --              7        1,103,702
Delaware VIPT U.S. Growth                        213,031          --          213,031          --             --          213,031
Delaware VIPT Value                            6,801,913       8,894        6,810,807          --             18        6,810,789
DWS VIP Equity 500 Index                      96,565,160       6,407       96,571,567          --            806       96,570,761
DWS VIP Small Cap Index                       48,014,926          --       48,014,926       6,948            432       48,007,546
Fidelity VIP Asset Manager Service Class       2,177,084          --        2,177,084          --             22        2,177,062
Fidelity VIP Contrafund Service Class         26,637,482          --       26,637,482         426            154       26,636,902
Fidelity VIP Equity-Income Service Class       7,314,600          --        7,314,600          --             52        7,314,548
Fidelity VIP Growth Service Class             12,843,832         156       12,843,988          --             98       12,843,890
Fidelity VIP High Income Service Class             4,954          --            4,954          --             --            4,954
Fidelity VIP Mid Cap Service Class            13,686,219          --       13,686,219       7,017             84       13,679,118
Fidelity VIP Overseas Service Class            5,446,914       1,314        5,448,228          --             47        5,448,181
FTVIPT Franklin Income Securities              3,076,906         142        3,077,048          --             15        3,077,033
FTVIPT Franklin Small-Mid Cap Growth
   Securities                                  1,273,927          --        1,273,927          --             11        1,273,916
FTVIPT Franklin Small-Mid Cap
   Growth Securities Class 2                     344,876          --          344,876          --              4          344,872
FTVIPT Franklin U.S. Government                  257,012          --          257,012          --             --          257,012
FTVIPT Mutual Shares Securities                4,310,639         237        4,310,876          --              3        4,310,873
FTVIPT Templeton Foreign Securities
   Class 2                                       941,372          --          941,372          --             10          941,362
FTVIPT Templeton Global Asset Allocation
   Class 2                                       139,420          --          139,420          --              2          139,418
FTVIPT Templeton Global Income Securities      3,557,582         260        3,557,842          --             17        3,557,825
FTVIPT Templeton Growth Securities             2,025,078       3,232        2,028,310          --             14        2,028,296
FTVIPT Templeton Growth Securities Class 2        71,027          --           71,027          --              1           71,026
Janus Aspen Series Balanced                    2,993,421          --        2,993,421          --             33        2,993,388
Janus Aspen Series Balanced Service Shares     3,321,695       3,588        3,325,283          --             24        3,325,259
Janus Aspen Series Flexible Bond               3,031,264          --        3,031,264          --             33        3,031,231
Janus Aspen Series Flexible Bond Service
   Shares                                      4,935,860       3,503        4,939,363          --             45        4,939,318
Janus Aspen Series Global Technology
   Service Shares                                116,220          --          116,220          --              1          116,219

See accompanying notes.

                                                                                                       MORTALITY &
                                                                                                         EXPENSE
                                                            CONTRACT                      CONTRACT      GUARANTEE
                                                            PURCHASES                   REDEMPTIONS      CHARGES
                                                            DUE FROM                       DUE TO      PAYABLE TO
                                                           THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                          NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                            INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                   INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
------------------------------------------  ------------  -------------  ------------  -------------  -------------  ------------
Janus Aspen Series Mid Cap Growth           $  2,552,594     $    --     $  2,552,594      $   --         $   27     $  2,552,567
Janus Aspen Series Mid Cap Growth
   Service Shares                              3,473,981          --        3,473,981          --             21        3,473,960
Janus Aspen Series Worldwide Growth              954,511          --          954,511          --             11          954,500
Janus Aspen Series Worldwide Growth
   Service Shares                                274,877          --          274,877          --              3          274,874
Lincoln VIPT Baron Growth Opportunities          384,423          --          384,423          --              1          384,422
Lincoln VIPT Baron Growth Opportunities
   Service Class                              10,138,430      16,231       10,154,661          --             72       10,154,589
Lincoln VIPT Capital Growth                        7,623          --            7,623          --             --            7,623
Lincoln VIPT Cohen & Steers Global Real
   Estate                                        207,604         142          207,746          --             --          207,746
Lincoln VIPT Columbia Value Opportunities            562          --              562          --             --              562
Lincoln VIPT Delaware Bond                    80,671,820       3,130       80,674,950          --            635       80,674,315
Lincoln VIPT Delaware Growth and Income          191,926          --          191,926          --              1          191,925
Lincoln VIPT Delaware Social Awareness           727,637          --          727,637          --              6          727,631
Lincoln VIPT Delaware Special
   Opportunities                               2,057,263         142        2,057,405          --              6        2,057,399
Lincoln VIPT FI Equity-Income                  2,610,984          --        2,610,984          --             23        2,610,961
Lincoln VIPT Janus Capital Appreciation        2,983,560       1,948        2,985,508          --             12        2,985,496
Lincoln VIPT Marsico International Growth      1,253,266         649        1,253,915          --             --        1,253,915
Lincoln VIPT MFS Value                         3,512,239         213        3,512,452          --              5        3,512,447
Lincoln VIPT Mid-Cap Value                       174,346         474          174,820          --             --          174,820
Lincoln VIPT Mondrian International Value     13,181,388         664       13,182,052          --             60       13,181,992
Lincoln VIPT Money Market                    275,755,939      36,185      275,792,124          --          1,748      275,790,376
Lincoln VIPT SSgA Bond Index                     870,483          --          870,483          --              9          870,474
Lincoln VIPT SSgA S&P 500 Index                5,432,208       1,326        5,433,534          --             26        5,433,508
Lincoln VIPT SSgA Small-Cap Index              2,032,251         355        2,032,606          --              7        2,032,599
Lincoln VIPT SSgA Small-Mid Cap 200              176,879          --          176,879          --              2          176,877
Lincoln VIPT T. Rowe Price Growth Stock          355,308          95          355,403          --             --          355,403
Lincoln VIPT T. Rowe Price Structured
   Mid-Cap Growth                                488,635          --          488,635          --              4          488,631
Lincoln VIPT Templeton Growth                    170,188          38          170,226          --             --          170,226
Lincoln VIPT Turner Mid-Cap Growth               620,601         606          621,207          --             --          621,207
Lincoln VIPT UBS Global Asset Allocation       3,892,343          --        3,892,343          --             29        3,892,314
Lincoln VIPT Wilshire 2010 Profile                77,815          --           77,815          --             --           77,815
Lincoln VIPT Wilshire 2020 Profile               520,313          --          520,313          --             --          520,313
Lincoln VIPT Wilshire 2030 Profile               317,469          --          317,469          --             --          317,469
Lincoln VIPT Wilshire 2040 Profile                87,758          --           87,758          --             --           87,758
Lincoln VIPT Wilshire Aggressive Profile         413,245         462          413,707          --              2          413,705
Lincoln VIPT Wilshire Conservative Profile     1,106,970          --        1,106,970          --              6        1,106,964
Lincoln VIPT Wilshire Moderate Profile         2,258,130       3,078        2,261,208          --              2        2,261,206
Lincoln VIPT Wilshire Moderately
   Aggressive Profile                          1,525,812       1,269        1,527,081          --              3        1,527,078
M Fund Brandes International Equity            1,203,326       6,404        1,209,730          --             11        1,209,719
M Fund Business Opportunity Value                359,342          --          359,342       2,135              2          357,205
M Fund Frontier Capital Appreciation             584,033       4,200          588,233          --              4          588,229
M Fund Turner Core Growth                        271,967          --          271,967          --             --          271,967
MFS VIT Core Equity                              120,631          --          120,631          --              1          120,630
MFS VIT Growth                                   358,414          --          358,414          --              3          358,411
MFS VIT Research                                 133,153          --          133,153          --              1          133,152
MFS VIT Total Return                          13,302,105       3,412       13,305,517          --             57       13,305,460
MFS VIT Utilities                              5,077,936         237        5,078,173          --             42        5,078,131
NB AMT Mid-Cap Growth                          8,188,152      14,333        8,202,485          --             64        8,202,421
NB AMT Partners                                  353,352          --          353,352          --              4          353,348
NB AMT Regency                                 3,228,153       6,085        3,234,238          --             18        3,234,220
Oppenheimer Main Street Growth & Income          105,576          --          105,576          --              1          105,575
Premier VIT OPCAP Managed                        534,944          --          534,944          --              6          534,938

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008

                                             DIVIDENDS
                                               FROM       MORTALITY AND         NET
                                            INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                    INCOME    GUARANTEE CHARGES  INCOME (LOSS)
------------------------------------------  ----------  -----------------  -------------
AIM V.I. Capital Appreciation               $       --      $    (279)      $     (279)
AIM V.I. International Growth                      411           (454)             (43)
ABVPSF Global Technology Class A                    --         (1,784)          (1,784)
ABVPSF Growth and Income Class A               130,535         (6,917)         123,618
ABVPSF International Value Class A              63,514         (1,161)          62,353
ABVPSF Large Cap Growth Class A                     --           (956)            (956)
ABVPSF Small/Mid Cap Value Class A              34,912        (12,587)          22,325
American Century VP Income & Growth             93,920        (17,528)          76,392
American Century VP Inflation Protection
   Class 2                                     284,469        (14,311)         270,158
American Century VP International               51,283        (21,374)          29,909
American Funds Bond Class 2                        256            (20)             236
American Funds Global Growth Class 2           199,572        (24,627)         174,945
American Funds Global Small Capitalization
   Class 2                                          --        (10,404)         (10,404)
American Funds Growth Class 2                  323,199        (81,588)         241,611
American Funds Growth-Income Class 2           224,213        (39,608)         184,605
American Funds High-Income Bond Class 2        630,616        (17,216)         613,400
American Funds International Class 2           668,059        (69,504)         598,555
American Funds U.S. Government/AAA-Rated
   Securities Class 2                          531,499        (28,945)         502,554
Delaware VIPT Capital Reserves                  36,724         (2,433)          34,291
Delaware VIPT Diversified Income               458,276         (6,503)         451,773
Delaware VIPT Emerging Markets                 202,447        (18,173)         184,274
Delaware VIPT High Yield                       712,343        (28,861)         683,482
Delaware VIPT International Value Equity           138            (23)             115
Delaware VIPT REIT                             229,716        (22,697)         207,019
Delaware VIPT Small Cap Value                  141,856        (40,811)         101,045
Delaware VIPT Trend                                 --         (4,901)          (4,901)
Delaware VIPT U.S. Growth                          112           (637)            (525)
Delaware VIPT Value                            226,767         (8,435)         218,332
DWS VIP Equity 500 Index                     3,006,324       (375,908)       2,630,416
DWS VIP Small Cap Index                      1,031,772       (207,698)         824,074
Fidelity VIP Asset Manager Service Class        71,920        (10,438)          61,482
Fidelity VIP Contrafund Service Class          335,285        (87,631)         247,654
Fidelity VIP Equity-Income Service Class       258,723        (23,164)         235,559
Fidelity VIP Growth Service Class              134,176        (57,874)          76,302
Fidelity VIP High Income Service Class             560            (27)             533
Fidelity VIP Mid Cap Service Class              66,598        (43,019)          23,579
Fidelity VIP Overseas Service Class            204,669        (24,079)         180,590
FTVIPT Franklin Income Securities              161,084         (5,548)         155,536
FTVIPT Franklin Small-Mid Cap Growth
   Securities                                       --         (7,348)          (7,348)
FTVIPT Franklin Small-Mid Cap Growth
   Securities Class 2                               --         (2,199)          (2,199)
FTVIPT Franklin U.S. Government                    724            (61)             663
FTVIPT Mutual Shares Securities                161,896         (1,404)         160,492
FTVIPT Templeton Foreign Securities
   Class 2                                      40,051         (6,723)          33,328
FTVIPT Templeton Global Asset Allocation
   Class 2                                      20,451           (788)          19,663
FTVIPT Templeton Global Income Securities      148,637         (6,585)         142,052
FTVIPT Templeton Growth Securities              47,715         (6,349)          41,366
FTVIPT Templeton Growth Securities Class 2       2,863           (773)           2,090
Janus Aspen Series Balanced                     91,894        (14,353)          77,541
Janus Aspen Series Balanced Service Shares      90,222         (9,917)          80,305
Janus Aspen Series Flexible Bond               130,471        (11,394)         119,077
Janus Aspen Series Flexible Bond Service
   Shares                                      220,033        (20,263)         199,770
Janus Aspen Series Global Technology
   Service Shares                                  142           (720)            (578)
Janus Aspen Series Mid Cap Growth                9,836        (15,715)          (5,879)
Janus Aspen Series Mid Cap Growth Service
   Shares                                        3,483        (14,832)         (11,349)
Janus Aspen Series Worldwide Growth             17,371         (6,173)          11,198
Janus Aspen Series Worldwide Growth
   Service Shares                                3,810         (1,485)           2,325

See accompanying notes.

                                                             DIVIDENDS                       NET CHANGE     NET INCREASE
                                                                FROM          TOTAL        IN UNREALIZED     (DECREASE)
                                             NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                              GAIN (LOSS)     GAIN ON      GAIN (LOSS)      DEPRECIATION      RESULTING
SUBACCOUNT                                  ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS   ON INVESTMENTS  FROM OPERATION
------------------------------------------  --------------  ------------  --------------  ---------------  --------------
AIM V.I. Capital Appreciation                $      (253)    $       --    $      (253)    $    (27,591)    $    (28,123)
AIM V.I. International Growth                        310            994          1,304          (35,920)         (34,659)
ABVPSF Global Technology Class A                 (33,830)            --        (33,830)        (516,993)        (552,607)
ABVPSF Growth and Income Class A                (690,374)     1,111,301        420,927       (3,710,981)      (3,166,436)
ABVPSF International Value Class A              (582,716)       350,304       (232,412)      (4,074,649)      (4,244,708)
ABVPSF Large Cap Growth Class A                   36,475             --         36,475         (110,591)         (75,072)
ABVPSF Small/Mid Cap Value Class A              (480,144)       496,321         16,177       (2,345,347)      (2,306,845)
American Century VP Income & Growth              (98,355)       562,661        464,306       (2,409,625)      (1,868,927)
American Century VP Inflation Protection
   Class 2                                       (26,808)            --        (26,808)        (431,584)        (188,234)
American Century VP International                214,883        602,390        817,273       (4,245,849)      (3,398,667)
American Funds Bond Class 2                          (40)            12            (28)            (676)            (468)
American Funds Global Growth Class 2            (476,970)       954,522        477,552       (5,898,646)      (5,246,149)
American Funds Global Small Capitalization
   Class 2                                      (639,430)       724,002         84,572       (4,148,960)      (4,074,792)
American Funds Growth Class 2                 (1,572,670)     4,141,378      2,568,708      (23,055,612)     (20,245,293)
American Funds Growth-Income Class 2            (345,465)       810,452        464,987       (6,318,731)      (5,669,139)
American Funds High-Income Bond Class 2         (511,233)            --       (511,233)      (2,284,610)      (2,182,443)
American Funds International Class 2          (1,549,656)     4,542,159      2,992,503      (20,816,225)     (17,225,167)
American Funds U.S. Government/AAA-Rated
   Securities Class 2                             26,272             --         26,272          791,849        1,320,675
Delaware VIPT Capital Reserves                    (5,161)            --         (5,161)         (33,256)          (4,126)
Delaware VIPT Diversified Income                  77,597        157,285        234,882       (1,256,562)        (569,907)
Delaware VIPT Emerging Markets                (1,279,714)     2,059,828        780,114       (9,993,666)      (9,029,278)
Delaware VIPT High Yield                        (332,087)            --       (332,087)      (2,540,978)      (2,189,583)
Delaware VIPT International Value Equity            (372)           504            132           (3,339)          (3,092)
Delaware VIPT REIT                            (1,999,565)     3,569,844      1,570,279       (6,286,013)      (4,508,715)
Delaware VIPT Small Cap Value                 (1,995,650)     1,242,828       (752,822)      (6,273,004)      (6,924,781)
Delaware VIPT Trend                             (293,399)       335,605         42,206       (1,079,299)      (1,041,994)
Delaware VIPT U.S. Growth                        (89,924)         7,268        (82,656)        (139,796)        (222,977)
Delaware VIPT Value                             (539,466)       651,069        111,603       (3,790,024)      (3,460,089)
DWS VIP Equity 500 Index                        (441,319)            --       (441,319)     (57,437,644)     (55,248,547)
DWS VIP Small Cap Index                         (844,364)     6,560,726      5,716,362      (30,696,704)     (24,156,268)
Fidelity VIP Asset Manager Service Class        (118,347)       275,450        157,103       (1,190,967)        (972,382)
Fidelity VIP Contrafund Service Class         (3,743,605)     1,086,520     (2,657,085)     (17,760,983)     (20,170,414)
Fidelity VIP Equity-Income Service Class        (905,019)         9,666       (895,353)      (4,203,576)      (4,863,370)
Fidelity VIP Growth Service Class               (360,503)            --       (360,503)     (11,010,282)     (11,294,483)
Fidelity VIP High Income Service Class              (111)            --           (111)          (2,163)          (1,741)
Fidelity VIP Mid Cap Service Class            (1,597,498)     2,761,333      1,163,835      (10,521,654)      (9,334,240)
Fidelity VIP Overseas Service Class             (438,346)       995,557        557,211       (5,206,707)      (4,468,906)
FTVIPT Franklin Income Securities                (93,042)        64,531        (28,511)      (1,173,866)      (1,046,841)
FTVIPT Franklin Small-Mid Cap Growth
   Securities                                   (384,770)       286,499        (98,271)      (1,047,531)      (1,153,150)
FTVIPT Franklin Small-Mid Cap Growth
   Securities Class 2                            (22,386)        62,330         39,944         (312,794)        (275,049)
FTVIPT Franklin U.S. Government                    2,854             --          2,854           10,393           13,910
FTVIPT Mutual Shares Securities                 (211,973)       208,491         (3,482)      (2,253,962)      (2,096,952)
FTVIPT Templeton Foreign Securities
   Class 2                                       (27,443)       163,920        136,477         (991,789)        (821,984)
FTVIPT Templeton Global Asset Allocation
   Class 2                                       (40,390)        25,584        (14,806)         (64,479)         (59,622)
FTVIPT Templeton Global Income Securities         45,003             --         45,003          (24,708)         162,347
FTVIPT Templeton Growth Securities              (188,102)       158,620        (29,482)      (1,146,811)      (1,134,927)
FTVIPT Templeton Growth Securities Class 2       (32,753)        11,284        (21,469)         (72,662)         (92,041)
Janus Aspen Series Balanced                      132,266        240,577        372,843       (1,037,482)        (587,098)
Janus Aspen Series Balanced Service Shares        39,550        252,352        291,902       (1,007,719)        (635,512)
Janus Aspen Series Flexible Bond                 (20,414)            --        (20,414)          51,449          150,112
Janus Aspen Series Flexible Bond Service
   Shares                                        (49,742)            --        (49,742)          54,902          204,930
Janus Aspen Series Global Technology
   Service Shares                                 (9,128)            --         (9,128)         (93,136)        (102,842)
Janus Aspen Series Mid Cap Growth                 (3,325)       222,690        219,365       (2,306,629)      (2,093,143)
Janus Aspen Series Mid Cap Growth Service
   Shares                                       (380,095)       409,839         29,744       (3,610,806)      (3,592,411)
Janus Aspen Series Worldwide Growth              (14,378)            --        (14,378)        (829,695)        (832,875)
Janus Aspen Series Worldwide Growth
   Service Shares                                 (2,517)            --         (2,517)        (211,698)        (211,890)

                                            DIVIDENDS
                                               FROM       MORTALITY AND         NET
                                            INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                    INCOME    GUARANTEE CHARGES  INCOME (LOSS)
------------------------------------------  ----------  -----------------  -------------
Lincoln VIPT Baron Growth Opportunities     $       --      $    (596)      $     (596)
Lincoln VIPT Baron Growth Opportunities
   Service Class                                    --        (34,863)         (34,863)
Lincoln VIPT Capital Growth                         23             --               23
Lincoln VIPT Cohen & Steers Global Real
   Estate                                        5,840             (1)           5,839
Lincoln VIPT Columbia Value Opportunities            5             --                5
Lincoln VIPT Delaware Bond                   4,042,655       (248,410)       3,794,245
Lincoln VIPT Delaware Growth and Income          3,379         (2,553)             826
Lincoln VIPT Delaware Social Awareness           8,822         (2,805)           6,017
Lincoln VIPT Delaware Special
   Opportunities                                27,377         (4,450)          22,927
Lincoln VIPT FI Equity-Income                   54,369        (11,477)          42,892
Lincoln VIPT Janus Capital Appreciation         20,526         (6,209)          14,317
Lincoln VIPT Marsico International Growth       12,701           (114)          12,587
Lincoln VIPT MFS Value                          30,881         (1,482)          29,399
Lincoln VIPT Mid-Cap Value                         815             --              815
Lincoln VIPT Mondrian International Value      838,062        (30,853)         807,209
Lincoln VIPT Money Market                    5,279,637       (603,499)       4,676,138
Lincoln VIPT SSgA Bond Index                     4,152           (634)           3,518
Lincoln VIPT SSgA S&P 500 Index                208,821         (5,753)         203,068
Lincoln VIPT SSgA Small-Cap Index               17,331         (1,226)          16,105
Lincoln VIPT SSgA Small-Mid Cap 200              1,723           (141)           1,582
Lincoln VIPT T. Rowe Price Growth Stock          1,199             --            1,199
Lincoln VIPT T. Rowe Price Structured
   Mid-Cap Growth                                   --         (2,656)          (2,656)
Lincoln VIPT Templeton Growth                    4,532             --            4,532
Lincoln VIPT Turner Mid-Cap Growth                  --             (8)              (8)
Lincoln VIPT UBS Global Asset Allocation       333,300        (11,386)         321,914
Lincoln VIPT Wilshire 2010 Profile              12,753         (2,548)          10,205
Lincoln VIPT Wilshire 2020 Profile              39,023         (9,979)          29,044
Lincoln VIPT Wilshire 2030 Profile               3,134             (9)           3,125
Lincoln VIPT Wilshire 2040 Profile                 454            (67)             387
Lincoln VIPT Wilshire Aggressive Profile         3,117           (917)           2,200
Lincoln VIPT Wilshire Conservative Profile      24,355         (2,146)          22,209
Lincoln VIPT Wilshire Moderate Profile          52,997           (731)          52,266
Lincoln VIPT Wilshire Moderately
   Aggressive Profile                           19,344         (1,163)          18,181
M Fund Brandes International Equity             55,337         (5,407)          49,930
M Fund Business Opportunity Value                   81           (351)            (270)
M Fund Frontier Capital Appreciation                --         (2,079)          (2,079)
M Fund Turner Core Growth                           93             --               93
MFS VIT Core Equity                              1,578           (742)             836
MFS VIT Growth                                     616         (1,154)            (538)
MFS VIT Research                                   890           (719)             171
MFS VIT Total Return                           503,766        (25,046)         478,720
MFS VIT Utilities                               97,984        (19,956)          78,028
NB AMT Mid-Cap Growth                               --        (35,227)         (35,227)
NB AMT Partners                                  3,349         (2,558)             791
NB AMT Regency                                  62,252        (10,071)          52,181
Oppenheimer Main Street Growth & Income          2,282           (573)           1,709
Premier VIT OPCAP Managed                       25,246         (2,998)          22,248

See accompanying notes.

                                                              DIVIDENDS                     NET CHANGE       NET INCREASE
                                                                FROM          TOTAL        IN UNREALIZED      (DECREASE)
                                             NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                              GAIN (LOSS)      GAIN ON     GAIN (LOSS)     DEPRECIATION       RESULTING
SUBACCOUNT                                  ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
Lincoln VIPT Baron Growth Opportunities       $ (24,409)     $   21,620     $   (2,789)     $  (235,453)     $  (238,838)
Lincoln VIPT Baron Growth Opportunities
   Service Class                               (541,276)        745,669        204,393       (6,655,844)      (6,486,314)
Lincoln VIPT Capital Growth                         186              --            186           (3,668)          (3,459)
Lincoln VIPT Cohen & Steers Global Real
   Estate                                       (92,130)             --        (92,130)        (121,724)        (208,015)
Lincoln VIPT Columbia Value Opportunities          (292)            332             40             (401)            (356)
Lincoln VIPT Delaware Bond                     (678,880)         32,125       (646,755)      (6,144,312)      (2,996,822)
Lincoln VIPT Delaware Growth and Income        (262,194)         91,230       (170,964)         (90,216)        (260,354)
Lincoln VIPT Delaware Social Awareness          (28,382)         58,484         30,102         (410,716)        (374,597)
Lincoln VIPT Delaware Special
   Opportunities                               (375,039)        239,648       (135,391)        (881,738)        (994,202)
Lincoln VIPT FI Equity-Income                  (169,134)        301,030        131,896       (1,843,075)      (1,668,287)
Lincoln VIPT Janus Capital Appreciation         (27,115)             --        (27,115)      (1,364,772)      (1,377,570)
Lincoln VIPT Marsico International Growth       (65,625)        100,561         34,936         (638,714)        (591,191)
Lincoln VIPT MFS Value                         (109,061)         57,209        (51,852)        (882,289)        (904,742)
Lincoln VIPT Mid-Cap Value                      (19,821)         15,124         (4,697)         (71,990)         (75,872)
Lincoln VIPT Mondrian International Value      (471,970)      1,151,662        679,692       (9,494,429)      (8,007,528)
Lincoln VIPT Money Market                            --           1,010          1,010              125        4,677,273
Lincoln VIPT SSgA Bond Index                     (1,525)             --         (1,525)          30,381           32,374
Lincoln VIPT SSgA S&P 500 Index                (290,015)             --       (290,015)      (2,361,948)      (2,448,895)
Lincoln VIPT SSgA Small-Cap Index               (26,563)        116,185         89,622         (644,410)        (538,683)
Lincoln VIPT SSgA Small-Mid Cap 200              (1,799)             --         (1,799)         (11,634)         (11,851)
Lincoln VIPT T. Rowe Price Growth Stock         (31,383)             --        (31,383)        (186,649)        (216,833)
Lincoln VIPT T. Rowe Price Structured
   Mid-Cap Growth                                50,837              --         50,837         (389,920)        (341,739)
Lincoln VIPT Templeton Growth                   (11,526)          9,292         (2,234)         (99,927)         (97,629)
Lincoln VIPT Turner Mid-Cap Growth              (78,939)         98,094         19,155         (317,030)        (297,883)
Lincoln VIPT UBS Global Asset Allocation        (56,314)        442,116        385,802       (2,447,119)      (1,739,403)
Lincoln VIPT Wilshire 2010 Profile             (151,983)            692       (151,291)         (48,425)        (189,511)
Lincoln VIPT Wilshire 2020 Profile             (685,162)          3,153       (682,009)        (257,684)        (910,649)
Lincoln VIPT Wilshire 2030 Profile               (4,279)            270         (4,009)         (92,308)         (93,192)
Lincoln VIPT Wilshire 2040 Profile               (1,636)             68         (1,568)         (28,948)         (30,129)
Lincoln VIPT Wilshire Aggressive Profile        (45,416)         13,227        (32,189)        (222,092)        (252,081)
Lincoln VIPT Wilshire Conservative Profile       (9,249)         11,259          2,010         (239,238)        (215,019)
Lincoln VIPT Wilshire Moderate Profile          (47,353)         56,647          9,294         (831,243)        (769,683)
Lincoln VIPT Wilshire Moderately
   Aggressive Profile                           (76,092)         33,118        (42,974)        (628,648)        (653,441)
M Fund Brandes International Equity            (194,576)        136,568        (58,008)        (859,598)        (867,676)
M Fund Business Opportunity Value                (3,435)          5,542          2,107         (147,648)        (145,811)
M Fund Frontier Capital Appreciation            (46,472)         24,862        (21,610)        (387,412)        (411,101)
M Fund Turner Core Growth                       (40,746)         12,709        (28,037)        (212,109)        (240,053)
MFS VIT Core Equity                              (8,049)             --         (8,049)         (80,123)         (87,336)
MFS VIT Growth                                   (4,302)             --         (4,302)        (199,514)        (204,354)
MFS VIT Research                                  2,066              --          2,066          (76,695)         (74,458)
MFS VIT Total Return                           (529,499)        997,802        468,303       (4,616,387)      (3,669,364)
MFS VIT Utilities                                28,990       1,014,292      1,043,282       (4,070,796)      (2,949,486)
NB AMT Mid-Cap Growth                           170,712              --        170,712       (6,516,412)      (6,380,927)
NB AMT Partners                                (113,149)        105,668         (7,481)        (405,150)        (411,840)
NB AMT Regency                                 (573,662)         11,502       (562,160)      (2,336,204)      (2,846,183)
Oppenheimer Main Street Growth & Income          (9,521)          9,915            394          (69,204)         (67,101)
Premier VIT OPCAP Managed                       (63,196)         70,530          7,334         (286,139)        (256,557)

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2007 AND 2008

                                                                                  ABVPSF       ABVPSF
                                                    AIM V.I.       AIM V.I.       GLOBAL     GROWTH AND
                                                     CAPITAL    INTERNATIONAL   TECHNOLOGY     INCOME
                                                  APPRECIATION      GROWTH        CLASS A     CLASS A
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                  ------------  -------------  -----------  -----------
NET ASSETS AT JANUARY 1, 2007                       $ 44,203     $   998,092   $  888,775   $ 7,651,288
Changes From Operations:
   - Net investment income (loss)                       (288)         (3,248)      (1,777)      122,002
   - Net realized gain (loss) on investments             134         341,017       68,328       702,970
   - Net change in unrealized appreciation or
     depreciation on investments                       5,983        (182,012)      92,313      (391,055)
                                                    --------     -----------   ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     5,829         155,757      158,864       433,917
Changes From Unit Transactions:
   - Contract purchases                               11,067          82,737       86,507       960,702
   - Contract withdrawals                             (2,313)     (1,167,533)     (26,871)     (575,117)
   - Contract transfers                                   --           7,191      366,830       624,176
                                                    --------     -----------   ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              8,754      (1,077,605)     426,466     1,009,761
                                                    --------     -----------   ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               14,583        (921,848)     585,330     1,443,678
                                                    --------     -----------   ----------   -----------
NET ASSETS AT DECEMBER 31, 2007                       58,786          76,244    1,474,105     9,094,966
Changes From Operations:
   - Net investment income (loss)                       (279)            (43)      (1,784)      123,618
   - Net realized gain (loss) on investments            (253)          1,304      (33,830)      420,927
   - Net change in unrealized appreciation or
     depreciation on investments                     (27,591)        (35,920)    (516,993)   (3,710,981)
                                                    --------     -----------   ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (28,123)        (34,659)    (552,607)   (3,166,436)
Changes From Unit Transactions:
   - Contract purchases                               12,737          17,660      129,239     2,583,556
   - Contract withdrawals                             (2,535)         (4,375)     (32,386)     (550,656)
   - Contract transfers                                   --              --     (476,635)   (2,640,575)
                                                    --------     -----------   ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             10,202          13,285     (379,782)     (607,675)
                                                    --------     -----------   ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (17,921)        (21,374)    (932,389)   (3,774,111)
                                                    --------     -----------   ----------   -----------
NET ASSETS AT DECEMBER 31, 2008                     $ 40,865     $    54,870   $  541,716   $ 5,320,855
                                                    ========     ===========   ==========   ===========

See accompanying notes.

                                                                                                          AMERICAN
                                                      ABVPSF       ABVPSF        ABVPSF       AMERICAN   CENTURY VP
                                                  INTERNATIONAL  LARGE CAP   SMALL/MID CAP   CENTURY VP   INFLATION
                                                      VALUE        GROWTH        VALUE        INCOME &   PROTECTION
                                                     CLASS A      CLASS A       CLASS A        GROWTH      CLASS 2
                                                    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
                                                  -------------  ----------  -------------  -----------  ----------
NET ASSETS AT JANUARY 1, 2007
Changes From Operations:
   - Net investment income (loss)                  $   425,292   $ 267,524    $ 4,247,258   $ 7,047,517  $4,384,685
   - Net realized gain (loss) on investments            27,446      (1,031)        34,931       100,739     216,534
   - Net change in unrealized appreciation or          128,492       4,804        457,887       781,831     (13,157)
     depreciation on investments                      (111,756)     29,277       (671,788)     (726,537)    265,371
                                                   -----------   ---------    -----------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      44,182      33,050       (178,970)      156,033     468,748
Changes From Unit Transactions:
   - Contract purchases                                506,612       5,773      2,210,437       345,082     288,802
   - Contract withdrawals                             (127,897)     (8,020)      (335,819)     (289,515)   (124,965)
   - Contract transfers                              4,269,119      15,847      1,061,685    (2,557,238)    896,745
                                                   -----------   ---------    -----------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            4,647,834      13,600      2,936,303    (2,501,671)  1,060,582
                                                   -----------   ---------    -----------   -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              4,692,016      46,650      2,757,333    (2,345,638)  1,529,330
                                                   -----------   ---------    -----------   -----------  ----------
NET ASSETS AT DECEMBER 31, 2007                      5,117,308     314,174      7,004,591     4,701,879   5,914,015
Changes From Operations:
   - Net investment income (loss)                       62,353        (956)        22,325        76,392     270,158
   - Net realized gain (loss) on investments          (232,412)     36,475         16,177       464,306     (26,808)
   - Net change in unrealized appreciation or
     depreciation on investments                    (4,074,649)   (110,591)    (2,345,347)   (2,409,625)   (431,584)
                                                   -----------   ---------    -----------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (4,244,708)    (75,072)    (2,306,845)   (1,868,927)   (188,234)
Changes From Unit Transactions:
   - Contract purchases                              3,065,834       7,792      1,052,623       892,742     476,239
   - Contract withdrawals                             (349,384)     (5,111)      (250,917)     (190,228)   (171,147)
   - Contract transfers                                708,059     (66,721)    (1,106,842)       53,499    (282,415)
                                                   -----------   ---------    -----------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            3,424,509     (64,040)      (305,136)      756,013      22,677
                                                   -----------   ---------    -----------   -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (820,199)   (139,112)    (2,611,981)   (1,112,914)   (165,557)
                                                   -----------   ---------    -----------   -----------  ----------
NET ASSETS AT DECEMBER 31, 2008                    $ 4,297,109   $ 175,062    $ 4,392,610   $ 3,588,965  $5,748,458
                                                   ===========   =========    ===========   ===========  ==========

                                                                               AMERICAN      AMERICAN
                                                                                FUNDS      FUNDS GLOBAL
                                                     AMERICAN     AMERICAN      GLOBAL         SMALL
                                                    CENTURY VP   FUNDS BOND     GROWTH    CAPITALIZATION
                                                  INTERNATIONAL    CLASS 2     CLASS 2        CLASS 2
                                                    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                  -------------  ----------  -----------  --------------
NET ASSETS AT JANUARY 1, 2007
Changes From Operations:
   - Net investment income (loss)                  $ 6,524,421     $5,375    $ 8,931,670   $ 2,983,616
   - Net realized gain (loss) on investments            21,750        368        268,335       136,529
   - Net change in unrealized appreciation or          205,817          6        911,467       512,700
     depreciation on investments                       929,372       (224)       224,217        67,667
                                                   -----------     ------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   1,156,939        150      1,404,019       716,896
Changes From Unit Transactions:
   - Contract purchases                                298,243         --      1,171,139       744,511
   - Contract withdrawals                             (371,898)      (431)      (354,562)     (281,153)
   - Contract transfers                                484,137         --        710,858     2,207,116
                                                   -----------     ------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              410,482       (431)     1,527,435     2,670,474
                                                   -----------     ------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,567,421       (281)     2,931,454     3,387,370
                                                   -----------     ------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                      8,091,842      5,094     11,863,124     6,370,986
Changes From Operations:
   - Net investment income (loss)                       29,909        236        174,945       (10,404)
   - Net realized gain (loss) on investments           817,273        (28)       477,552        84,572
   - Net change in unrealized appreciation or
     depreciation on investments                    (4,245,849)      (676)    (5,898,646)   (4,148,960)
                                                   -----------     ------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (3,398,667)      (468)    (5,246,149)   (4,074,792)
Changes From Unit Transactions:
   - Contract purchases                                282,444         --      2,242,745     1,532,379
   - Contract withdrawals                             (236,184)      (489)      (307,281)     (493,753)
   - Contract transfers                               (892,752)        --       (645,759)      319,710
                                                   -----------     ------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (846,492)      (489)     1,289,705     1,358,336
                                                   -----------     ------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (4,245,159)      (957)    (3,956,444)   (2,716,456)
                                                   -----------     ------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2008                    $ 3,846,683     $4,137    $ 7,906,680   $ 3,654,530
                                                   ===========     ======    ===========   ===========

                                                                                 AMERICAN
                                                    AMERICAN       AMERICAN       FUNDS       AMERICAN
                                                      FUNDS         FUNDS      HIGH-INCOME      FUNDS
                                                     GROWTH     GROWTH-INCOME      BOND     INTERNATIONAL
                                                     CLASS 2       CLASS 2       CLASS 2       CLASS 2
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                  ------------  -------------  -----------  -------------
NET ASSETS AT JANUARY 1, 2007                     $ 28,607,257   $12,866,499   $ 6,759,808  $ 22,401,635
Changes From Operations:
   - Net investment income (loss)                      216,206       162,849       779,793       456,288
   - Net realized gain (loss) on investments         3,476,531     1,168,868       202,422     2,172,651
   - Net change in unrealized appreciation or
     depreciation on investments                       150,692      (566,386)     (886,037)    2,668,287
                                                  ------------   -----------   -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   3,843,429       765,331        96,178     5,297,226
Changes From Unit Transactions:
   - Contract purchases                              6,141,516     2,157,893       912,486     4,959,748
   - Contract withdrawals                           (3,396,868)   (1,303,381)     (304,951)   (1,508,194)
   - Contract transfers                              6,618,990    (1,097,250)     (229,294)    6,890,663
                                                  ------------   -----------   -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            9,363,638      (242,738)      378,241    10,342,217
                                                  ------------   -----------   -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             13,207,067       522,593       474,419    15,639,443
                                                  ------------   -----------   -----------  ------------
NET ASSETS AT DECEMBER 31, 2007                     41,814,324    13,389,092     7,234,227    38,041,078
Changes From Operations:
   - Net investment income (loss)                      241,611       184,605       613,400       598,555
   - Net realized gain (loss) on investments         2,568,708       464,987      (511,233)    2,992,503
   - Net change in unrealized appreciation or
     depreciation on investments                   (23,055,612)   (6,318,731)   (2,284,610)  (20,816,225)
                                                  ------------   -----------   -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (20,245,293)   (5,669,139)   (2,182,443)  (17,225,167)
Changes From Unit Transactions:
   - Contract purchases                              7,851,830     1,783,567     1,897,693     6,319,967
   - Contract withdrawals                           (1,550,009)     (393,383)     (658,787)   (1,484,135)
   - Contract transfers                               (992,737)      429,604       815,612    (1,958,653)
                                                  ------------   -----------   -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            5,309,084     1,819,788     2,054,518     2,877,179
                                                  ------------   -----------   -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (14,936,209)   (3,849,351)     (127,925)  (14,347,988)
                                                  ------------   -----------   -----------  ------------
NET ASSETS AT DECEMBER 31, 2008                   $ 26,878,115   $ 9,539,741   $ 7,106,302  $ 23,693,090
                                                  ============   ===========   ===========  ============

See accompanying notes.

                                                      AMERICAN
                                                        FUNDS
                                                  U.S. GOVERNMENT/   DELAWARE     DELAWARE     DELAWARE
                                                      AAA-RATED        VIPT         VIPT         VIPT      DELAWARE
                                                     SECURITIES      CAPITAL    DIVERSIFIED    EMERGING      VIPT
                                                       CLASS 2       RESERVES      INCOME      MARKETS    HIGH YIELD
                                                     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                                  ----------------  ----------  -----------  -----------  -----------
NET ASSETS AT JANUARY 1, 2007                        $10,093,144     $686,206   $ 4,805,843  $ 7,081,452  $ 2,745,343
Changes From Operations:
   - Net investment income (loss)                        796,459       36,865       164,857      139,220      210,021
   - Net realized gain (loss) on investments              (7,467)      (2,019)       81,893    1,582,404        3,944
   - Net change in unrealized appreciation or
     depreciation on investments                         (99,935)      (2,435)      369,411    2,021,654     (233,120)
                                                     -----------     --------   -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       689,057       32,411       616,161    3,743,278      (19,155)
Changes From Unit Transactions:
   - Contract purchases                                  925,664      163,930       559,239    1,109,539      454,170
   - Contract withdrawals                               (507,208)     (68,472)     (197,791)    (518,826)    (178,993)
   - Contract transfers                                  890,855       (5,872)    5,733,085    5,287,213    5,972,606
                                                     -----------     --------   -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              1,309,311       89,586     6,094,533    5,877,926    6,247,783
                                                     -----------     --------   -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                1,998,368      121,997     6,710,694    9,621,204    6,228,628
                                                     -----------     --------   -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2007                       12,091,512      808,203    11,516,537   16,702,656    8,973,971
Changes From Operations:
   - Net investment income (loss)                        502,554       34,291       451,773      184,274      683,482
   - Net realized gain (loss) on investments              26,272       (5,161)      234,882      780,114     (332,087)
   - Net change in unrealized appreciation or
     depreciation on investments                         791,849      (33,256)   (1,256,562)  (9,993,666)  (2,540,978)
                                                     -----------     --------   -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     1,320,675       (4,126)     (569,907)  (9,029,278)  (2,189,583)
Changes From Unit Transactions:
   - Contract purchases                                1,479,248       74,166     2,742,645    4,029,545      753,901
   - Contract withdrawals                               (430,013)     (37,200)     (470,253)    (519,294)    (246,479)
   - Contract transfers                                7,363,797      145,353      (445,085)  (2,617,469)    (764,058)
                                                     -----------     --------   -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              8,413,032      182,319     1,827,307      892,782     (256,636)
                                                     -----------     --------   -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                9,733,707      178,193     1,257,400   (8,136,496)  (2,446,219)
                                                     -----------     --------   -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2008                      $21,825,219     $986,396   $12,773,937  $ 8,566,160  $ 6,527,752
                                                     ===========     ========   ===========  ===========  ===========



                                                     DELAWARE                   DELAWARE
                                                       VIPT        DELAWARE       VIPT       DELAWARE
                                                  INTERNATIONAL      VIPT        SMALL         VIPT
                                                   VALUE EQUITY      REIT      CAP VALUE      TREND
                                                    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                  -------------  -----------  -----------  -----------
NET ASSETS AT JANUARY 1, 2007                        $ 7,867     $12,067,404  $29,353,829  $ 1,273,645
Changes From Operations:
   - Net investment income (loss)                        137         139,649       62,018       (5,601)
   - Net realized gain (loss) on investments           2,966       2,339,188    2,709,577       87,526
   - Net change in unrealized appreciation or
     depreciation on investments                      (2,718)     (4,353,590)  (4,358,561)      43,468
                                                     -------     -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       385      (1,874,753)  (1,586,966)     125,393
Changes From Unit Transactions:
   - Contract purchases                                   --       1,413,523    2,882,313      761,097
   - Contract withdrawals                               (654)       (622,906)  (4,366,521)     (99,486)
   - Contract transfers                                   --        (521,157)  (5,039,615)     (77,981)
                                                     -------     -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               (654)        269,460   (6,523,823)     583,630
                                                     -------     -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (269)     (1,605,293)  (8,110,789)     709,023
                                                     -------     -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2007                        7,598      10,462,111   21,243,040    1,982,668
Changes From Operations:
   - Net investment income (loss)                        115         207,019      101,045       (4,901)
   - Net realized gain (loss) on investments             132       1,570,279     (752,822)      42,206
   - Net change in unrealized appreciation or
     depreciation on investments                      (3,339)     (6,286,013)  (6,273,004)  (1,079,299)
                                                     -------     -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (3,092)     (4,508,715)  (6,924,781)  (1,041,994)
Changes From Unit Transactions:
   - Contract purchases                                   --       2,203,542    2,582,437      372,717
   - Contract withdrawals                               (585)       (437,889)  (1,301,789)    (159,909)
   - Contract transfers                                   --         378,105     (644,515)     (49,780)
                                                     -------     -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               (585)      2,143,758      636,133      163,028
                                                     -------     -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (3,677)     (2,364,957)  (6,288,648)    (878,966)
                                                     -------     -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2008                      $ 3,921     $ 8,097,154  $14,954,392  $ 1,103,702
                                                     =======     ===========  ===========  ===========

                                                    DELAWARE     DELAWARE      DWS VIP       DWS VIP
                                                      VIPT         VIPT        EQUITY       SMALL CAP
                                                  U.S. GROWTH     VALUE       500 INDEX       INDEX
                                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                  -----------  -----------  ------------  ------------
NET ASSETS AT JANUARY 1, 2007                      $ 317,698   $ 2,961,721  $106,184,601  $ 52,804,059
Changes From Operations:
   - Net investment income (loss)                       (781)       58,804     1,497,328       324,757
   - Net realized gain (loss) on investments          28,687       203,527     2,803,849     4,538,002
   - Net change in unrealized appreciation or
     depreciation on investments                      19,789      (549,500)    1,424,980    (6,566,753)
                                                   ---------   -----------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    47,695      (287,169)    5,726,157    (1,703,994)
Changes From Unit Transactions:
   - Contract purchases                                2,839       934,463    21,042,056    10,617,467
   - Contract withdrawals                             (4,644)     (438,531)   (6,285,021)   (1,265,711)
   - Contract transfers                              (97,052)    6,186,832     7,123,310     1,377,266
                                                   ---------   -----------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (98,857)    6,682,764    21,880,345    10,729,022
                                                   ---------   -----------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (51,162)    6,395,595    27,606,502     9,025,028
                                                   ---------   -----------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2007                      266,536     9,357,316   133,791,103    61,829,087
Changes From Operations:
   - Net investment income (loss)                       (525)      218,332     2,630,416       824,074
   - Net realized gain (loss) on investments         (82,656)      111,603      (441,319)    5,716,362
   - Net change in unrealized appreciation or
     depreciation on investments                    (139,796)   (3,790,024)  (57,437,644)  (30,696,704)
                                                   ---------   -----------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (222,977)   (3,460,089)  (55,248,547)  (24,156,268)
Changes From Unit Transactions:
   - Contract purchases                              172,331     1,788,359    22,446,874    10,789,254
   - Contract withdrawals                           (120,731)     (303,929)   (5,291,288)   (1,185,807)
   - Contract transfers                              117,872      (570,868)      872,619       731,280
                                                   ---------   -----------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            169,472       913,562    18,028,205    10,334,727
                                                   ---------   -----------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (53,505)   (2,546,527)  (37,220,342)  (13,821,541)
                                                   ---------   -----------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2008                    $ 213,031   $ 6,810,789  $ 96,570,761  $ 48,007,546
                                                   =========   ===========  ============  ============

See accompanying notes.

                                                   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                                                  ASSET MANAGER    CONTRAFUND   EQUITY-INCOME      GROWTH      HIGH INCOME
                                                  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2007                      $ 9,543,893   $ 36,925,116    $10,627,773   $ 18,385,990      $ 7,685
Changes From Operations:
   - Net investment income (loss)                      359,788        260,049        164,703         60,022          576
   - Net realized gain (loss) on investments           892,088     12,326,588      1,150,135        497,089            5
   - Net change in unrealized appreciation or
     depreciation on investments                      (757,954)    (5,857,883)    (1,201,117)     3,715,642         (411)
                                                   -----------   ------------    -----------   ------------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     493,922      6,728,754        113,721      4,272,753          170
Changes From Unit Transactions:
   - Contract purchases                              1,233,728      4,947,727      1,426,916      1,022,251           --
   - Contract withdrawals                           (7,228,708)    (3,423,848)      (480,172)    (1,285,737)        (558)
   - Contract transfers                             (1,068,488)      (283,846)      (846,775)      (697,218)          --
                                                   -----------   ------------    -----------   ------------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (7,063,468)     1,240,033         99,969       (960,704)        (558)
                                                   -----------   ------------    -----------   ------------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (6,569,546)     7,968,787        213,690      3,312,049         (388)
                                                   -----------   ------------    -----------   ------------      -------
NET ASSETS AT DECEMBER 31, 2007                      2,974,347     44,893,903     10,841,463     21,698,039        7,297
Changes From Operations:
   - Net investment income (loss)                       61,482        247,654        235,559         76,302          533
   - Net realized gain (loss) on investments           157,103     (2,657,085)      (895,353)      (360,503)        (111)
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,190,967)   (17,760,983)    (4,203,576)   (11,010,282)      (2,163)
                                                   -----------   ------------    -----------   ------------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (972,382)   (20,170,414)    (4,863,370)   (11,294,483)      (1,741)
Changes From Unit Transactions:
   - Contract purchases                              1,343,799      7,341,587      2,197,023      3,013,975           --
   - Contract withdrawals                             (179,655)    (1,809,118)      (380,221)    (1,166,279)        (602)
   - Contract transfers                               (989,047)    (3,619,056)      (480,347)       592,638           --
                                                   -----------   ------------    -----------   ------------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              175,097      1,913,413      1,336,455      2,440,334         (602)
                                                   -----------   ------------    -----------   ------------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (797,285)   (18,257,001)    (3,526,915)    (8,854,149)      (2,343)
                                                   -----------   ------------    -----------   ------------      -------
NET ASSETS AT DECEMBER 31, 2008                    $ 2,177,062   $ 26,636,902    $ 7,314,548   $ 12,843,890      $ 4,954
                                                   ===========   ============    ===========   ============      =======

                                                                                                FTVIPT
                                                                                   FTVIPT      FRANKLIN
                                                  FIDELITY VIP    FIDELITY VIP    FRANKLIN    SMALL-MID
                                                     MID CAP        OVERSEAS       INCOME     CAP GROWTH
                                                  SERVICE CLASS  SERVICE CLASS   SECURITIES   SECURITIES
                                                    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                  -------------  -------------  -----------  -----------
NET ASSETS AT JANUARY 1, 2007                     $  7,998,882    $ 7,723,596   $   151,212  $ 1,624,463
Changes From Operations:
   - Net investment income (loss)                       63,878        264,169        34,460       (5,823)
   - Net realized gain (loss) on investments           870,983        742,897         5,018      252,400
   - Net change in unrealized appreciation or
     depreciation on investments                     1,060,625        307,368       (61,479)    (121,912)
                                                  ------------    -----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   1,995,486      1,314,434       (22,001)     124,665
Changes From Unit Transactions:
   - Contract purchases                              3,308,622        990,685       278,068      375,277
   - Contract withdrawals                             (671,200)      (305,707)      (49,277)    (115,457)
   - Contract transfers                              7,068,193      1,029,796     2,627,156      385,202
                                                  ------------    -----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            9,705,615      1,714,774     2,855,947      645,022
                                                  ------------    -----------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             11,701,101      3,029,208     2,833,946      769,687
                                                  ------------    -----------   -----------  -----------
NET ASSETS AT DECEMBER 31, 2007                     19,699,983     10,752,804     2,985,158    2,394,150
Changes From Operations:
   - Net investment income (loss)                       23,579        180,590       155,536       (7,348)
   - Net realized gain (loss) on investments         1,163,835        557,211       (28,511)     (98,271)
   - Net change in unrealized appreciation or
     depreciation on investments                   (10,521,654)    (5,206,707)   (1,173,866)  (1,047,531)
                                                  ------------    -----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (9,334,240)    (4,468,906)   (1,046,841)  (1,153,150)
Changes From Unit Transactions:
   - Contract purchases                              3,977,874      1,650,812       606,820      532,648
   - Contract withdrawals                           (1,026,875)      (272,234)     (108,114)     (65,110)
   - Contract transfers                                362,376     (2,214,295)      640,010     (434,622)
                                                  ------------    -----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            3,313,375       (835,717)    1,138,716       32,916
                                                  ------------    -----------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (6,020,865)    (5,304,623)       91,875   (1,120,234)
                                                  ------------    -----------   -----------  -----------
NET ASSETS AT DECEMBER 31, 2008                   $ 13,679,118    $ 5,448,181   $ 3,077,033  $ 1,273,916
                                                  ============    ===========   ===========  ===========

                                                      FTVIPT
                                                     FRANKLIN                                     FTVIPT
                                                  SMALL-MID CAP                      FTVIPT     TEMPLETON
                                                      GROWTH          FTVIPT         MUTUAL      FOREIGN
                                                    SECURITIES       FRANKLIN        SHARES     SECURITIES
                                                     CLASS 2     U.S. GOVERNMENT   SECURITIES    CLASS 2
                                                    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
                                                  -------------  ---------------  -----------  -----------
NET ASSETS AT JANUARY 1, 2007                       $ 523,193       $      --     $    86,532  $ 3,308,981
Changes From Operations:
   - Net investment income (loss)                      (2,610)             --          13,476       34,283
   - Net realized gain (loss) on investments           57,918              --          34,738      613,170
   - Net change in unrealized appreciation or
     depreciation on investments                         (416)             --         (99,205)    (350,899)
                                                    ---------       ---------     -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     54,892              --         (50,991)     296,554
Changes From Unit Transactions:
   - Contract purchases                                30,758              --       2,295,715        5,038
   - Contract withdrawals                             (10,380)             --        (216,046)  (1,400,111)
   - Contract transfers                                65,593              --       2,562,677      104,902
                                                    ---------       ---------     -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              85,971              --       4,642,346   (1,290,171)
                                                    ---------       ---------     -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               140,863              --       4,591,355     (993,617)
                                                    ---------       ---------     -----------  -----------
NET ASSETS AT DECEMBER 31, 2007                       664,056              --       4,677,887    2,315,364
Changes From Operations:
   - Net investment income (loss)                      (2,199)            663         160,492       33,328
   - Net realized gain (loss) on investments           39,944           2,854          (3,482)     136,477
   - Net change in unrealized appreciation or
     depreciation on investments                     (312,794)         10,393      (2,253,962)    (991,789)
                                                    ---------       ---------     -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (275,049)         13,910      (2,096,952)    (821,984)
Changes From Unit Transactions:
   - Contract purchases                                37,248         225,365       2,074,525           --
   - Contract withdrawals                             (11,562)        (10,996)       (255,311)    (124,239)
   - Contract transfers                               (69,821)         28,733         (89,276)    (427,779)
                                                    ---------       ---------     -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (44,135)        243,102       1,729,938     (552,018)
                                                    ---------       ---------     -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (319,184)        257,012        (367,014)  (1,374,002)
                                                    ---------       ---------     -----------  -----------
NET ASSETS AT DECEMBER 31, 2008                     $ 344,872       $ 257,012     $ 4,310,873  $   941,362
                                                    =========       =========     ===========  ===========

See accompanying notes.

                                                     FTVIPT        FTVIPT                   FTVIPT
                                                   TEMPLETON     TEMPLETON      FTVIPT     TEMPLETON     JANUS
                                                  GLOBAL ASSET     GLOBAL     TEMPLETON     GROWTH       ASPEN
                                                   ALLOCATION      INCOME       GROWTH    SECURITIES     SERIES
                                                     CLASS 2     SECURITIES   SECURITIES    CLASS 2     BALANCED
                                                   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                  ------------  -----------  -----------  ----------  -----------
NET ASSETS AT JANUARY 1, 2007                      $ 186,796    $ 1,145,543  $ 2,060,757  $ 267,260   $ 6,765,635
Changes From Operations:
   - Net investment income (loss)                     37,664         71,735       32,161      3,760       124,408
   - Net realized gain (loss) on investments          48,694         32,220      162,319     19,063       735,222
   - Net change in unrealized appreciation or
     depreciation on investments                     (65,572)       153,989     (148,893)   (17,263)     (183,038)
                                                   ---------    -----------  -----------  ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    20,786        257,944       45,587      5,560       676,592
Changes From Unit Transactions:
   - Contract purchases                                   --        361,890      515,669         --        34,642
   - Contract withdrawals                             (2,905)      (144,933)    (105,814)    (5,963)     (195,488)
   - Contract transfers                               37,449      1,811,063      297,842    132,494    (2,997,523)
                                                   ---------    -----------  -----------  ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             34,544      2,028,020      707,697    126,531    (3,158,369)
                                                   ---------    -----------  -----------  ---------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               55,330      2,285,964      753,284    132,091    (2,481,777)
                                                   ---------    -----------  -----------  ---------   -----------
NET ASSETS AT DECEMBER 31, 2007                      242,126      3,431,507    2,814,041    399,351     4,283,858
Changes From Operations:
   - Net investment income (loss)                     19,663        142,052       41,366      2,090        77,541
   - Net realized gain (loss) on investments         (14,806)        45,003      (29,482)   (21,469)      372,843
   - Net change in unrealized appreciation or
     depreciation on investments                     (64,479)       (24,708)  (1,146,811)   (72,662)   (1,037,482)
                                                   ---------    -----------  -----------  ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (59,622)       162,347   (1,134,927)   (92,041)     (587,098)
Changes From Unit Transactions:
   - Contract purchases                                   --      1,221,378      421,848         --        32,334
   - Contract withdrawals                             (3,200)      (196,024)    (267,967)    (4,016)     (281,677)
   - Contract transfers                              (39,886)    (1,061,383)     195,301   (232,268)     (454,029)
                                                   ---------    -----------  -----------  ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (43,086)       (36,029)     349,182   (236,284)     (703,372)
                                                   ---------    -----------  -----------  ---------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (102,708)       126,318     (785,745)  (328,325)   (1,290,470)
                                                   ---------    -----------  -----------  ---------   -----------
NET ASSETS AT DECEMBER 31, 2008                    $ 139,418    $ 3,557,825  $ 2,028,296  $  71,026   $ 2,993,388
                                                   =========    ===========  ===========  =========   ===========

                                                     JANUS                     JANUS          JANUS
                                                     ASPEN        JANUS        ASPEN          ASPEN
                                                     SERIES       ASPEN       SERIES         SERIES
                                                    BALANCED     SERIES      FLEXIBLE        GLOBAL
                                                    SERVICE     FLEXIBLE   BOND SERVICE    TECHNOLOGY
                                                     SHARES       BOND        SHARES     SERVICE SHARES
                                                   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                  -----------  ----------  ------------  --------------
NET ASSETS AT JANUARY 1, 2007                     $ 3,627,029  $2,048,129  $3,162,496      $  93,541
Changes From Operations:
   - Net investment income (loss)                      85,751     102,513     196,531            247
   - Net realized gain (loss) on investments          169,540      (5,255)     (8,314)         4,106
   - Net change in unrealized appreciation or
     depreciation on investments                      130,068      48,338     119,156         14,644
                                                  -----------  ----------  ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    385,359     145,596     307,373         18,997
Changes From Unit Transactions:
   - Contract purchases                               255,250      90,864   1,834,202             --
   - Contract withdrawals                            (437,815)    (39,873)   (304,235)        (1,541)
   - Contract transfers                               285,244     206,775     126,931        136,469
                                                  -----------  ----------  ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             102,679     257,766   1,656,898        134,928
                                                  -----------  ----------  ----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               488,038     403,362   1,964,271        153,925
                                                  -----------  ----------  ----------      ---------
NET ASSETS AT DECEMBER 31, 2007                     4,115,067   2,451,491   5,126,767        247,466
Changes From Operations:
   - Net investment income (loss)                      80,305     119,077     199,770           (578)
   - Net realized gain (loss) on investments          291,902     (20,414)    (49,742)        (9,128)
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,007,719)     51,449      54,902        (93,136)
                                                  -----------  ----------  ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (635,512)    150,112     204,930       (102,842)
Changes From Unit Transactions:
   - Contract purchases                               198,548     155,283     632,630             --
   - Contract withdrawals                             (93,254)    (61,850)   (509,841)        (3,561)
   - Contract transfers                              (259,590)    336,195    (515,168)       (24,844)
                                                  -----------  ----------  ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (154,296)    429,628    (392,379)       (28,405)
                                                  -----------  ----------  ----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (789,808)    579,740    (187,449)      (131,247)
                                                  -----------  ----------  ----------      ---------
NET ASSETS AT DECEMBER 31, 2008                   $ 3,325,259  $3,031,231  $4,939,318      $ 116,219
                                                  ===========  ==========  ==========      =========

                                                                    JANUS                      JANUS
                                                      JANUS     ASPEN SERIES                ASPEN SERIES
                                                      ASPEN        MID CAP       JANUS       WORLDWIDE
                                                     SERIES        GROWTH     ASPEN SERIES     GROWTH
                                                     MID CAP       SERVICE     WORLDWIDE      SERVICE
                                                     GROWTH        SHARES        GROWTH        SHARES
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  ------------  ------------  ------------  ------------
NET ASSETS AT JANUARY 1, 2007                     $ 3,242,822   $ 6,326,181   $ 2,003,921    $ 417,057
Changes From Operations:
   - Net investment income (loss)                      (5,772)       (8,710)        6,757          381
   - Net realized gain (loss) on investments          343,606       634,732       121,093       78,056
   - Net change in unrealized appreciation or
     depreciation on investments                      301,736       718,364        42,133      (42,006)
                                                  -----------   -----------   -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    639,570     1,344,386       169,983       36,431
Changes From Unit Transactions:
   - Contract purchases                                17,771       852,158        20,008        6,230
   - Contract withdrawals                            (569,715)     (187,076)     (451,703)    (435,026)
   - Contract transfers                             1,498,610      (779,422)      225,816      329,387
                                                  -----------   -----------   -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             946,666      (114,340)     (205,879)     (99,409)
                                                  -----------   -----------   -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,586,236     1,230,046       (35,896)     (62,978)
                                                  -----------   -----------   -----------    ---------
NET ASSETS AT DECEMBER 31, 2007                     4,829,058     7,556,227     1,968,025      354,079
Changes From Operations:
   - Net investment income (loss)                      (5,879)      (11,349)       11,198        2,325
   - Net realized gain (loss) on investments          219,365        29,744       (14,378)      (2,517)
   - Net change in unrealized appreciation or
     depreciation on investments                   (2,306,629)   (3,610,806)     (829,695)    (211,698)
                                                  -----------   -----------   -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (2,093,143)   (3,592,411)     (832,875)    (211,890)
Changes From Unit Transactions:
   - Contract purchases                                22,426     1,325,502        19,809        5,845
   - Contract withdrawals                            (170,649)     (179,062)     (181,253)     (13,819)
   - Contract transfers                               (35,125)   (1,636,296)      (19,206)     140,659
                                                  -----------   -----------   -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (183,348)     (489,856)     (180,650)     132,685
                                                  -----------   -----------   -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (2,276,491)   (4,082,267)   (1,013,525)     (79,205)
                                                  -----------   -----------   -----------    ---------
NET ASSETS AT DECEMBER 31, 2008                   $ 2,552,567   $ 3,473,960   $   954,500    $ 274,874
                                                  ===========   ===========   ===========    =========

See accompanying notes.

                                                                   LINCOLN
                                                     LINCOLN         VIPT                      LINCOLN         LINCOLN
                                                       VIPT          BARON       LINCOLN         VIPT            VIPT
                                                      BARON         GROWTH         VIPT     COHEN & STEERS     COLUMBIA
                                                      GROWTH     OPPORTUNITIES   CAPITAL        GLOBAL          VALUE
                                                  OPPORTUNITIES  SERVICE CLASS    GROWTH     REAL ESTATE    OPPORTUNITIES
                                                    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                  -------------  -------------  ----------  --------------  -------------
NET ASSETS AT JANUARY 1, 2007                       $      --     $16,088,624    $    --      $      --         $  --
Changes From Operations:
   - Net investment income (loss)                        (395)        (41,909)        --            395            --
   - Net realized gain (loss) on investments            1,369       2,545,520         --            (10)           --
   - Net change in unrealized appreciation or
     depreciation on investments                      (14,704)     (1,919,012)        (4)       (11,857)           --
                                                    ---------     -----------    -------      ---------         -----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (13,730)        584,599         (4)       (11,472)           --
Changes From Unit Transactions:
   - Contract purchases                                62,507       1,352,114        405         54,669            --
   - Contract withdrawals                              (7,394)     (1,119,140)       (32)        (8,028)           --
   - Contract transfers                               354,516         128,701         --        263,337            --
                                                    ---------     -----------    -------      ---------         -----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             409,629         361,675        373        309,978            --
                                                    ---------     -----------    -------      ---------         -----
TOTAL INCREASE (DECREASE) IN NET ASSETS               395,899         946,274        369        298,506            --
                                                    ---------     -----------    -------      ---------         -----
NET ASSETS AT DECEMBER 31, 2007                       395,899      17,034,898        369        298,506            --
Changes From Operations:
   - Net investment income (loss)                        (596)        (34,863)        23          5,839             5
   - Net realized gain (loss) on investments           (2,789)        204,393        186        (92,130)           40
   - Net change in unrealized appreciation or
     depreciation on investments                     (235,453)     (6,655,844)    (3,668)      (121,724)         (401)
                                                    ---------     -----------    -------      ---------         -----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (238,838)     (6,486,314)    (3,459)      (208,015)         (356)
Changes From Unit Transactions:
   - Contract purchases                               264,816       2,198,198      4,236        127,766           866
   - Contract withdrawals                             (21,224)       (814,212)      (483)       (28,901)         (115)
   - Contract transfers                               (16,231)     (1,777,981)     6,960         18,390           167
                                                    ---------     -----------    -------      ---------         -----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             227,361        (393,995)    10,713        117,255           918
                                                    ---------     -----------    -------      ---------         -----
TOTAL INCREASE (DECREASE) IN NET ASSETS               (11,477)     (6,880,309)     7,254        (90,760)          562
                                                    ---------     -----------    -------      ---------         -----
NET ASSETS AT DECEMBER 31, 2008                     $ 384,422     $10,154,589    $ 7,623      $ 207,746         $ 562
                                                    =========     ===========    =======      =========         =====

                                                                            LINCOLN
                                                                               VIPT      LINCOLN
                                                                LINCOLN      DELAWARE      VIPT
                                                                  VIPT        GROWTH     DELAWARE
                                                    LINCOLN     DELAWARE       AND        SOCIAL
                                                   VIPT CORE      BOND        INCOME    AWARENESS
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                                  ----------  ------------  ----------  ----------
NET ASSETS AT JANUARY 1, 2007                     $  89,129   $ 67,534,614  $  67,993   $ 740,326
Changes From Operations:
   - Net investment income (loss)                       (23)     3,615,160      8,592       5,174
   - Net realized gain (loss) on investments          4,555         10,267        779       8,225
   - Net change in unrealized appreciation or
     depreciation on investments                     (3,164)       117,015    (42,180)      2,906
                                                  ---------   ------------  ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    1,368      3,742,442    (32,809)     16,305
Changes From Unit Transactions:
   - Contract purchases                              17,563     12,622,581     98,212      47,836
   - Contract withdrawals                            (1,597)    (9,367,990)   (11,833)    (16,712)
   - Contract transfers                            (106,463)     7,319,593    701,995     124,356
                                                  ---------   ------------  ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (90,497)    10,574,184    788,374     155,480
                                                  ---------   ------------  ---------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (89,129)    14,316,626    755,565     171,785
                                                  ---------   ------------  ---------   ---------
NET ASSETS AT DECEMBER 31, 2007                          --     81,851,240    823,558     912,111
Changes From Operations:
   - Net investment income (loss)                        --      3,794,245        826       6,017
   - Net realized gain (loss) on investments             --       (646,755)  (170,964)     30,102
   - Net change in unrealized appreciation or
     depreciation on investments                         --     (6,144,312)   (90,216)   (410,716)
                                                  ---------   ------------  ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --     (2,996,822)  (260,354)   (374,597)
Changes From Unit Transactions:
   - Contract purchases                                  --     16,692,542    137,214     160,347
   - Contract withdrawals                                --     (4,104,117)   (19,125)    (33,497)
   - Contract transfers                                  --    (10,768,528)  (489,368)     63,267
                                                  ---------   ------------  ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --      1,819,897   (371,279)    190,117
                                                  ---------   ------------  ---------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --     (1,176,925)  (631,633)   (184,480)
                                                  ---------   ------------  ---------   ---------
NET ASSETS AT DECEMBER 31, 2008                   $      --   $ 80,674,315  $ 191,925   $ 727,631
                                                  =========   ============  =========   =========

                                                     LINCOLN
                                                       VIPT                                    LINCOLN
                                                     DELAWARE       LINCOLN       LINCOLN        VIPT
                                                     SPECIAL        VIPT FI        VIPT         GROWTH
                                                  OPPORTUNITIES  EQUITY-INCOME    GROWTH    OPPORTUNITIES
                                                    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                  -------------  -------------  ----------  -------------
NET ASSETS AT JANUARY 1, 2007                      $       --     $ 4,489,465    $ 50,559     $ 146,091
Changes From Operations:
   - Net investment income (loss)                      25,340          43,952        (108)         (274)
   - Net realized gain (loss) on investments           (5,235)        500,577       6,817        20,436
   - Net change in unrealized appreciation or
     depreciation on investments                     (111,952)       (401,147)     (1,294)      (12,502)
                                                   ----------     -----------    --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (91,847)        143,382       5,415         7,660
Changes From Unit Transactions:
   - Contract purchases                             1,563,999         309,743      26,137        26,788
   - Contract withdrawals                            (119,485)       (837,457)     (2,854)       (3,003)
   - Contract transfers                             1,204,202         642,507     (79,257)     (177,536)
                                                   ----------     -----------    --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           2,648,716         114,793     (55,974)     (153,751)
                                                   ----------     -----------    --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             2,556,869         258,175     (50,559)     (146,091)
                                                   ----------     -----------    --------     ---------
NET ASSETS AT DECEMBER 31, 2007                     2,556,869       4,747,640          --            --
Changes From Operations:
   - Net investment income (loss)                      22,927          42,892          --            --
   - Net realized gain (loss) on investments         (135,391)        131,896          --            --
   - Net change in unrealized appreciation or
     depreciation on investments                     (881,738)     (1,843,075)         --            --
                                                   ----------     -----------    --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (994,202)     (1,668,287)         --            --
Changes From Unit Transactions:
   - Contract purchases                             1,166,678         306,439          --            --
   - Contract withdrawals                            (124,175)       (268,701)         --            --
   - Contract transfers                              (547,771)       (506,130)         --            --
                                                   ----------     -----------    --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             494,732        (468,392)         --            --
                                                   ----------     -----------    --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (499,470)     (2,136,679)         --            --
                                                   ----------     -----------    --------     ---------
NET ASSETS AT DECEMBER 31, 2008                    $2,057,399     $ 2,610,961    $     --     $      --
                                                   ==========     ===========    ========     =========

See accompanying notes.

                                                     LINCOLN       LINCOLN                                 LINCOLN
                                                      VIPT          VIPT                      LINCOLN       VIPT
                                                      JANUS        MARSICO        LINCOLN      VIPT       MONDRIAN
                                                     CAPITAL    INTERNATIONAL    VIPT MFS     MID-CAP   INTERNATIONAL
                                                  APPRECIATION     GROWTH          VALUE       VALUE        VALUE
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                                                  ------------  -------------  -----------  ----------  -------------
NET ASSETS AT JANUARY 1, 2007                     $ 1,388,337    $       --    $       --    $     --    $ 18,829,635
Changes From Operations:
   - Net investment income (loss)                        (291)        1,342         6,878         370         435,335
   - Net realized gain (loss) on investments           50,589            39          (164)       (157)      1,245,352
   - Net change in unrealized appreciation or
     depreciation on investments                      241,131        (3,924)      (19,430)     (7,173)        764,839
                                                  -----------    ----------    ----------    --------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    291,429        (2,543)      (12,716)     (6,960)      2,445,526
Changes From Unit Transactions:
   - Contract purchases                                78,851        18,229         3,190       9,466       1,570,692
   - Contract withdrawals                            (198,303)       (1,701)       (2,705)     (2,906)       (896,487)
   - Contract transfers                               662,254       225,019       784,509     117,043       2,855,345
                                                  -----------    ----------    ----------    --------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             542,802       241,547       784,994     123,603       3,529,550
                                                  -----------    ----------    ----------    --------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               834,231       239,004       772,278     116,643       5,975,076
                                                  -----------    ----------    ----------    --------    ------------
NET ASSETS AT DECEMBER 31, 2007                     2,222,568       239,004       772,278     116,643      24,804,711
Changes From Operations:
   - Net investment income (loss)                      14,317        12,587        29,399         815         807,209
   - Net realized gain (loss) on investments          (27,115)       34,936       (51,852)     (4,697)        679,692
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,364,772)     (638,714)     (882,289)    (71,990)     (9,494,429)
                                                  -----------    ----------    ----------    --------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (1,377,570)     (591,191)     (904,742)    (75,872)     (8,007,528)
Changes From Unit Transactions:
   - Contract purchases                             1,463,079     1,004,044     2,065,207      90,260       3,533,460
   - Contract withdrawals                            (213,495)      (90,910)     (211,424)    (12,842)     (1,907,611)
   - Contract transfers                               890,914       692,968     1,791,128      56,631      (5,241,040)
                                                  -----------    ----------    ----------    --------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           2,140,498     1,606,102     3,644,911     134,049      (3,615,191)
                                                  -----------    ----------    ----------    --------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               762,928     1,014,911     2,740,169      58,177     (11,622,719)
                                                  -----------    ----------    ----------    --------    ------------
NET ASSETS AT DECEMBER 31, 2008                   $ 2,985,496    $1,253,915    $3,512,447    $174,820    $ 13,181,992
                                                  ===========    ==========    ==========    ========    ============

                                                                              LINCOLN      LINCOLN
                                                                  LINCOLN       VIPT         VIPT
                                                     LINCOLN       VIPT         SSGA        SSGA
                                                      VIPT         SSGA         S&P       SMALL-CAP
                                                  MONEY MARKET  BOND INDEX   500 INDEX      INDEX
                                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                                  ------------  ----------  -----------  ----------
NET ASSETS AT JANUARY 1, 2007                     $148,474,372   $     --   $        --  $       --
Changes From Operations:
   - Net investment income (loss)                    7,915,979         --        31,385       1,772
   - Net realized gain (loss) on investments                --         --           145        (459)
   - Net change in unrealized appreciation or
     depreciation on investments                            --         --       (70,097)    (25,115)
                                                  ------------   --------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   7,915,979         --       (38,567)    (23,802)
Changes From Unit Transactions:
   - Contract purchases                             98,772,680         --     1,766,673      43,361
   - Contract withdrawals                          (20,859,514)        --      (107,248)     (6,283)
   - Contract transfers                            (43,666,646)        --     2,183,462     352,402
                                                  ------------   --------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           34,246,520         --     3,842,887     389,480
                                                  ------------   --------   -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             42,162,499         --     3,804,320     365,678
                                                  ------------   --------   -----------  ----------
NET ASSETS AT DECEMBER 31, 2007                    190,636,871         --     3,804,320     365,678
Changes From Operations:
   - Net investment income (loss)                    4,676,138      3,518       203,068      16,105
   - Net realized gain (loss) on investments             1,010     (1,525)     (290,015)     89,622
   - Net change in unrealized appreciation or
     depreciation on investments                           125     30,381    (2,361,948)   (644,410)
                                                  ------------   --------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   4,677,273     32,374    (2,448,895)   (538,683)
Changes From Unit Transactions:
   - Contract purchases                             78,121,400      7,813     1,725,188     928,872
   - Contract withdrawals                          (21,299,880)    (2,215)     (341,614)    (96,481)
   - Contract transfers                             23,654,712    832,502     2,694,509   1,373,213
                                                  ------------   --------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           80,476,232    838,100     4,078,083   2,205,604
                                                  ------------   --------   -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             85,153,505    870,474     1,629,188   1,666,921
                                                  ------------   --------   -----------  ----------
NET ASSETS AT DECEMBER 31, 2008                   $275,790,376   $870,474   $ 5,433,508  $2,032,599
                                                  ============   ========   ===========  ==========

                                                                                LINCOLN
                                                    LINCOLN                       VIPT
                                                     VIPT        LINCOLN     T. ROWE PRICE   LINCOLN
                                                     SSgA          VIPT        STRUCTURED      VIPT
                                                   SMALL-MID  T. ROWE PRICE     MID-CAP     TEMPLETON
                                                    CAP 200    ROWTH STOCK       GROWTH       GROWTH
                                                  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
                                                  ----------  -------------  -------------  ----------
NET ASSETS AT JANUARY 1, 2007                      $     --     $      --      $ 727,388    $     --
Changes From Operations:
   - Net investment income (loss)                        --           327         (3,057)      1,646
   - Net realized gain (loss) on investments             --        (2,479)        50,453         (52)
   - Net change in unrealized appreciation or
     depreciation on investments                         --        (3,357)        59,520      (3,657)
                                                   --------     ---------      ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --        (5,509)       106,916      (2,063)
Changes From Unit Transactions:
   - Contract purchases                                  --        33,599        177,763      49,127
   - Contract withdrawals                                --        (3,428)       (36,967)     (2,618)
   - Contract transfers                                  --       140,848       (121,805)    100,749
                                                   --------     ---------      ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --       171,019         18,991     147,258
                                                   --------     ---------      ---------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --       165,510        125,907     145,195
                                                   --------     ---------      ---------    --------
NET ASSETS AT DECEMBER 31, 2007                          --       165,510        853,295     145,195
Changes From Operations:
   - Net investment income (loss)                     1,582         1,199         (2,656)      4,532
   - Net realized gain (loss) on investments         (1,799)      (31,383)        50,837      (2,234)
   - Net change in unrealized appreciation or
     depreciation on investments                    (11,634)     (186,649)      (389,920)    (99,927)
                                                   --------     ---------      ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (11,851)     (216,833)      (341,739)    (97,629)
Changes From Unit Transactions:
   - Contract purchases                                  --       179,228        170,651      13,841
   - Contract withdrawals                           (10,707)      (25,222)       (35,854)    (11,398)
   - Contract transfers                             199,435       252,720       (157,722)    120,217
                                                   --------     ---------      ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           188,728       406,726        (22,925)    122,660
                                                   --------     ---------      ---------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             176,877       189,893       (364,664)     25,031
                                                   --------     ---------      ---------    --------
NET ASSETS AT DECEMBER 31, 2008                    $176,877     $ 355,403      $ 488,631    $170,226
                                                   ========     =========      =========    ========

See accompanying notes.

                                                    LINCOLN     LINCOLN      LINCOLN     LINCOLN      LINCOLN
                                                      VIPT        VIPT        VIPT         VIPT        VIPT
                                                    TURNER     UBS GLOBAL   WILSHIRE     WILSHIRE    WILSHIRE
                                                    MID-CAP      ASSET        2010         2020        2030
                                                    GROWTH     ALLOCATION    PROFILE     PROFILE      PROFILE
                                                  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                                  ----------  -----------  ----------  -----------  ----------
NET ASSETS AT JANUARY 1, 2007                     $      --   $   642,200  $      --   $        --   $     --
Changes From Operations:
   - Net investment income (loss)                        --        46,591      1,837         6,929        553
   - Net realized gain (loss) on investments            179       134,836        175           590        (28)
   - Net change in unrealized appreciation or
     depreciation on investments                      2,716       (71,022)    26,766        88,630     (1,847)
                                                  ---------   -----------  ---------   -----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    2,895       110,405     28,778        96,149     (1,322)
Changes From Unit Transactions:
   - Contract purchases                              11,655       892,620          7       223,939         46
   - Contract withdrawals                              (895)      (97,172)    (5,758)      (33,978)    (1,910)
   - Contract transfers                             124,026     1,902,818    739,264     2,894,755    142,153
                                                  ---------   -----------  ---------   -----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           134,786     2,698,266    733,513     3,084,716    140,289
                                                  ---------   -----------  ---------   -----------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             137,681     2,808,671    762,291     3,180,865    138,967
                                                  ---------   -----------  ---------   -----------   --------
NET ASSETS AT DECEMBER 31, 2007                     137,681     3,450,871    762,291     3,180,865    138,967
Changes From Operations:
   - Net investment income (loss)                        (8)      321,914     10,205        29,044      3,125
   - Net realized gain (loss) on investments         19,155       385,802   (151,291)     (682,009)    (4,009)
   - Net change in unrealized appreciation or
     depreciation on investments                   (317,030)   (2,447,119)   (48,425)     (257,684)   (92,308)
                                                  ---------   -----------  ---------   -----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (297,883)   (1,739,403)  (189,511)     (910,649)   (93,192)
Changes From Unit Transactions:
   - Contract purchases                             499,438       802,804     19,306       181,760    137,758
   - Contract withdrawals                           (52,326)     (138,482)   (21,020)      (95,711)   (21,371)
   - Contract transfers                             334,297     1,516,524   (493,251)   (1,835,952)   155,307
                                                  ---------   -----------  ---------   -----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           781,409     2,180,846   (494,965)   (1,749,903)   271,694
                                                  ---------   -----------  ---------   -----------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             483,526       441,443   (684,476)   (2,660,552)   178,502
                                                  ---------   -----------  ---------   -----------   --------
NET ASSETS AT DECEMBER 31, 2008                   $ 621,207   $ 3,892,314  $  77,815   $   520,313   $317,469
                                                  =========   ===========  =========   ===========   ========


                                                    LINCOLN     LINCOLN      LINCOLN      LINCOLN
                                                     VIPT        VIPT         VIPT         VIPT
                                                   WILSHIRE    WILSHIRE     WILSHIRE     WILSHIRE
                                                     2040     AGGRESSIVE  CONSERVATIVE   MODERATE
                                                    PROFILE     PROFILE      PROFILE      PROFILE
                                                  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                  ----------  ----------  ------------  ----------
NET ASSETS AT JANUARY 1, 2007                      $     --   $ 103,918    $  430,899   $  322,507
Changes From Operations:
   - Net investment income (loss)                         3       2,311        12,088       29,680
   - Net realized gain (loss) on investments             --      10,479        33,497       30,654
   - Net change in unrealized appreciation or
     depreciation on investments                        (15)      5,114        (1,520)      72,985
                                                   --------   ---------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      (12)     17,904        44,065      133,319
Changes From Unit Transactions:
   - Contract purchases                                 650     130,567       242,959      661,165
   - Contract withdrawals                               (80)    (21,315)      (42,844)     (93,067)
   - Contract transfers                                 291     193,895       (10,111)   1,331,374
                                                   --------   ---------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               861     303,147       190,004    1,899,472
                                                   --------   ---------    ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 849     321,051       234,069    2,032,791
                                                   --------   ---------    ----------   ----------
NET ASSETS AT DECEMBER 31, 2007                         849     424,969       664,968    2,355,298
Changes From Operations:
   - Net investment income (loss)                       387       2,200        22,209       52,266
   - Net realized gain (loss) on investments         (1,568)    (32,189)        2,010        9,294
   - Net change in unrealized appreciation or
     depreciation on investments                    (28,948)   (222,092)     (239,238)    (831,243)
                                                   --------   ---------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (30,129)   (252,081)     (215,019)    (769,683)
Changes From Unit Transactions:
   - Contract purchases                              79,760     214,531       253,671      755,071
   - Contract withdrawals                            (9,953)    (34,481)      (45,029)    (143,576)
   - Contract transfers                              47,231      60,767       448,373       64,096
                                                   --------   ---------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           117,038     240,817       657,015      675,591
                                                   --------   ---------    ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              86,909     (11,264)      441,996      (94,092)
                                                   --------   ---------    ----------   ----------
NET ASSETS AT DECEMBER 31, 2008                    $ 87,758   $ 413,705    $1,106,964   $2,261,206
                                                   ========   =========    ==========   ==========

                                                    LINCOLN
                                                     VIPT
                                                   WILSHIRE       M FUND        M FUND       M FUND
                                                  MODERATELY     BRANDES       BUSINESS     FRONTIER
                                                  AGGRESSIVE  INTERNATIONAL  OPPORTUNITY     CAPITAL
                                                    PROFILE       EQUITY        VALUE     APPRECIATION
                                                  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                  ----------  -------------  -----------  ------------
NET ASSETS AT JANUARY 1, 2007                     $   96,590   $  685,334     $  45,038    $ 345,173
Changes From Operations:
   - Net investment income (loss)                     16,393       32,415         1,092       (1,878)
   - Net realized gain (loss) on investments           9,858      242,295        13,045       86,346
   - Net change in unrealized appreciation or
     depreciation on investments                       9,521     (197,755)      (13,911)     (30,954)
                                                  ----------   ----------     ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    35,772       76,955           226       53,514
Changes From Unit Transactions:
   - Contract purchases                              329,133      367,817            --      309,947
   - Contract withdrawals                            (47,813)     (87,404)       (3,918)     (64,300)
   - Contract transfers                              974,874      788,141       126,682      313,713
                                                  ----------   ----------     ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,256,194    1,068,554       122,764      559,360
                                                  ----------   ----------     ---------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,291,966    1,145,509       122,990      612,874
                                                  ----------   ----------     ---------    ---------
NET ASSETS AT DECEMBER 31, 2007                    1,388,556    1,830,843       168,028      958,047
Changes From Operations:
   - Net investment income (loss)                     18,181       49,930          (270)      (2,079)
   - Net realized gain (loss) on investments         (42,974)     (58,008)        2,107      (21,610)
   - Net change in unrealized appreciation or
     depreciation on investments                    (628,648)    (859,598)     (147,648)    (387,412)
                                                  ----------   ----------     ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (653,441)    (867,676)     (145,811)    (411,101)
Changes From Unit Transactions:
   - Contract purchases                              667,147      301,959           103      301,373
   - Contract withdrawals                           (113,900)     (53,713)       (7,188)     (39,934)
   - Contract transfers                              238,716       (1,694)      342,073     (220,156)
                                                  ----------   ----------     ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            791,963      246,552       334,988       41,283
                                                  ----------   ----------     ---------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              138,522     (621,124)      189,177     (369,818)
                                                  ----------   ----------     ---------    ---------
NET ASSETS AT DECEMBER 31, 2008                   $1,527,078   $1,209,719     $ 357,205    $ 588,229
                                                  ==========   ==========     =========    =========

See accompanying notes.

                                                     M FUND
                                                  TURNER CORE     MFS VIT     MFS VIT     MFS VIT      MFS VIT
                                                     GROWTH    CORE EQUITY    GROWTH     RESEARCH   TOTAL RETURN
                                                   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                  -----------  -----------  ----------  ----------  ------------
NET ASSETS AT JANUARY 1, 2007                      $ 101,631    $173,049    $ 129,520    $181,598   $10,967,575
Changes From Operations:
   - Net investment income (loss)                      1,443         (41)        (615)        394       270,647
   - Net realized gain (loss) on investments          30,392      12,833        8,015      20,010       421,513
   - Net change in unrealized appreciation or
     depreciation on investments                      35,794       6,518       24,983       1,298      (245,635)
                                                   ---------    --------    ---------    --------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    67,629      19,310       32,383      21,702       446,525
Changes From Unit Transactions:
   - Contract purchases                                   --      19,745        2,005       4,966       859,658
   - Contract withdrawals                             (3,460)     (5,805)     (34,225)    (23,609)     (377,793)
   - Contract transfers                              255,280       2,483       92,046      17,168       859,389
                                                   ---------    --------    ---------    --------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            251,820      16,423       59,826      (1,475)    1,341,254
                                                   ---------    --------    ---------    --------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              319,449      35,733       92,209      20,227     1,787,779
                                                   ---------    --------    ---------    --------   -----------
NET ASSETS AT DECEMBER 31, 2007                      421,080     208,782      221,729     201,825    12,755,354
Changes From Operations:
   - Net investment income (loss)                         93         836         (538)        171       478,720
   - Net realized gain (loss) on investments         (28,037)     (8,049)      (4,302)      2,066       468,303
   - Net change in unrealized appreciation or
     depreciation on investments                    (212,109)    (80,123)    (199,514)    (76,695)   (4,616,387)
                                                   ---------    --------    ---------    --------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (240,053)    (87,336)    (204,354)    (74,458)   (3,669,364)
Changes From Unit Transactions:
   - Contract purchases                               15,154      22,615        6,760       9,851     1,142,644
   - Contract withdrawals                             (7,555)     (5,643)     (24,615)    (11,874)     (760,005)
   - Contract transfers                               83,341     (17,788)     358,891       7,808     3,836,831
                                                   ---------    --------    ---------    --------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             90,940        (816)     341,036       5,785     4,219,470
                                                   ---------    --------    ---------    --------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (149,113)    (88,152)     136,682     (68,673)      550,106
                                                   ---------    --------    ---------    --------   -----------
NET ASSETS AT DECEMBER 31, 2008                    $ 271,967    $120,630    $ 358,411    $133,152   $13,305,460
                                                   =========    ========    =========    ========   ===========




                                                                  NB AMT
                                                    MFS VIT       MID-CAP     NB AMT       NB AMT
                                                   UTILITIES      GROWTH     PARTNERS     REGENCY
                                                   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                  -----------  -----------  ----------  -----------
NET ASSETS AT JANUARY 1, 2007                     $ 6,839,017  $11,164,384  $ 783,940   $ 6,398,359
Changes From Operations:
   - Net investment income (loss)                      50,275      (40,478)     2,038        14,694
   - Net realized gain (loss) on investments          975,402      633,771     99,385       402,342
   - Net change in unrealized appreciation or
     depreciation on investments                      708,699    1,867,961    (30,776)     (241,964)
                                                  -----------  -----------  ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,734,376    2,461,254     70,647       175,072
Changes From Unit Transactions:
   - Contract purchases                               624,334      774,301     30,587     1,095,331
   - Contract withdrawals                            (178,855)    (964,821)   (14,152)     (311,000)
   - Contract transfers                              (550,402)   1,013,576    (60,517)   (1,487,958)
                                                  -----------  -----------  ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (104,923)     823,056    (44,082)     (703,627)
                                                  -----------  -----------  ---------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,629,453    3,284,310     26,565      (528,555)
                                                  -----------  -----------  ---------   -----------
NET ASSETS AT DECEMBER 31, 2007                     8,468,470   14,448,694    810,505     5,869,804
Changes From Operations:
   - Net investment income (loss)                      78,028      (35,227)       791        52,181
   - Net realized gain (loss) on investments        1,043,282      170,712     (7,481)     (562,160)
   - Net change in unrealized appreciation or
     depreciation on investments                   (4,070,796)  (6,516,412)  (405,150)   (2,336,204)
                                                  -----------  -----------  ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (2,949,486)  (6,380,927)  (411,840)   (2,846,183)
Changes From Unit Transactions:
   - Contract purchases                               604,674    1,132,800     55,261     1,189,798
   - Contract withdrawals                            (165,430)    (468,566)   (13,594)     (176,456)
   - Contract transfers                              (880,097)    (529,580)   (86,984)     (802,743)
                                                  -----------  -----------  ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (440,853)     134,654    (45,317)      210,599
                                                  -----------  -----------  ---------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (3,390,339)  (6,246,273)  (457,157)   (2,635,584)
                                                  -----------  -----------  ---------   -----------
NET ASSETS AT DECEMBER 31, 2008                   $ 5,078,131  $ 8,202,421  $ 353,348   $ 3,234,220
                                                  ===========  ===========  =========   ===========

                                                                            OPPENHEIMER
                                                                            MAIN STREET   PREMIER VIT
                                                                              GROWTH &       OPCAP
                                                                               INCOME       MANAGED
                                                                             SUBACCOUNT    SUBACCOUNT
                                                                            -----------   -----------
NET ASSETS AT JANUARY 1, 2007                                                $157,789      $ 766,293
Changes From Operations:
   - Net investment income (loss)                                                 906         15,495
   - Net realized gain (loss) on investments                                   11,454         64,661
   - Net change in unrealized appreciation or depreciation on investments      (5,696)       (61,202)
                                                                             --------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 6,664         18,954
Changes From Unit Transactions:
   - Contract purchases                                                        17,266         41,551
   - Contract withdrawals                                                      (5,191)       (14,085)
   - Contract transfers                                                           (27)        94,702
                                                                             --------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         12,048        122,168
                                                                             --------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        18,712        141,122
                                                                             --------      ---------
NET ASSETS AT DECEMBER 31, 2007                                               176,501        907,415
Changes From Operations:
   - Net investment income (loss)                                               1,709         22,248
   - Net realized gain (loss) on investments                                      394          7,334
   - Net change in unrealized appreciation or depreciation on investments     (69,204)      (286,139)
                                                                             --------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (67,101)      (256,557)
Changes From Unit Transactions:
   - Contract purchases                                                        22,742         50,856
   - Contract withdrawals                                                      (5,062)       (14,667)
   - Contract transfers                                                       (21,505)      (152,109)
                                                                             --------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (3,825)      (115,920)
                                                                             --------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (70,926)      (372,477)
                                                                             --------      ---------
NET ASSETS AT DECEMBER 31, 2008                                              $105,575      $ 534,938
                                                                             ========      =========

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account S (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 14, 1999, are part of the operations of the Company. The Variable Account consists of five products which are listed below:

-    Lincoln CVUL

-    Lincoln CVUL Series III and Lincoln CVUL Series III Elite

-    Lincoln Corporate Commitment VUL

-    Lincoln Corporate Variable 4

-    Lincoln Corporate Variable 5

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred eight available mutual funds (the Funds) of sixteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
     AIM V.I. Capital Appreciation Fund
     AIM V.I. International Growth Fund

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Technology Portfolio Class A
     ABVPSF Growth and Income Portfolio Class A
     ABVPSF International Value Portfolio Class A
     ABVPSF Large Cap Growth Portfolio Class A
     ABVPSF Small/Mid Cap Value Portfolio Class A

American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Income & Growth Fund
     American Century VP Inflation Protection Fund Class 2
     American Century VP International Fund

American Funds Insurance Series (American Funds):
     American Funds Bond Fund Class 2
     American Funds Global Growth Fund Class 2
     American Funds Global Small Capitalization Fund Class 2
     American Funds Growth Fund Class 2
     American Funds Growth-Income Fund Class 2
     American Funds High-Income Bond Fund Class 2
     American Funds International Fund Class 2
     American Funds U.S. Government/AAA-Rated Securities Fund Class 2

Delaware VIP Trust (Delaware VIPT):*
     Delaware VIPT Capital Reserves Series
     Delaware VIPT Diversified Income Series
     Delaware VIPT Emerging Markets Series
     Delaware VIPT High Yield Series
     Delaware VIPT International Equity Series
     Delaware VIPT REIT Series
     Delaware VIPT Small Cap Value Series
     Delaware VIPT Trend Series
     Delaware VIPT U.S. Growth Series
     Delaware VIPT Value Series

DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Equity 500 Index Fund
     DWS VIP Small Cap Index Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Asset Manager Portfolio Service Class
     Fidelity VIP Contrafund Portfolio Service Class
     Fidelity VIP Equity-Income Portfolio Service Class
     Fidelity VIP Growth Portfolio Service Class
     Fidelity VIP High Income Portfolio Service Class
     Fidelity VIP Mid Cap Portfolio Service Class
     Fidelity VIP Overseas Portfolio Service Class

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund

     FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund
     FTVIPT Franklin U.S. Government Fund
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Foreign Securities Class 2 Fund
     FTVIPT Templeton Global Asset Allocation Class 2 Fund
     FTVIPT Templeton Global Income Securities Fund
     FTVIPT Templeton Growth Securities Fund
     FTVIPT Templeton Growth Securities Class 2 Fund

Janus Aspen Series:
     Janus Aspen Series Balanced Portfolio
     Janus Aspen Series Balanced Portfolio Service Shares
     Janus Aspen Series Flexible Bond Portfolio
     Janus Aspen Series Flexible Bond Portfolio Service Shares Janus Aspen Series Global Technology Portfolio Service Shares Janus Aspen Series Mid Cap Growth Portfolio
     Janus Aspen Series Mid Cap Growth Portfolio Service Shares Janus Aspen Series Worldwide Growth Portfolio
     Janus Aspen Series Worldwide Growth Portfolio Service Shares

Lincoln Variable Insurance Products Trust (Lincoln VIPT):*
     Lincoln VIPT Baron Growth Opportunities Fund
     Lincoln VIPT Baron Growth Opportunities Service Class Fund Lincoln VIPT Capital Growth Fund
     Lincoln VIPT Cohen & Steers Global Real Estate Fund Lincoln VIPT Columbia Value Opportunities Fund
     Lincoln VIPT Delaware Bond Fund
     Lincoln VIPT Delaware Growth and Income Fund
     Lincoln VIPT Delaware Social Awareness Fund
     Lincoln VIPT Delaware Special Opportunities Fund
     Lincoln VIPT FI Equity-Income Fund
     Lincoln VIPT Janus Capital Appreciation Fund
     Lincoln VIPT Marsico International Growth Fund
     Lincoln VIPT MFS Value Fund
     Lincoln VIPT Mid-Cap Value Fund
     Lincoln VIPT Mondrian International Value Fund
     Lincoln VIPT Money Market Fund
     Lincoln VIPT SSgA Bond Index Fund
     Lincoln VIPT SSgA Developed International 150 Fund** Lincoln VIPT SSgA Emerging Markets 100 Fund**
     Lincoln VIPT SSgA International Index Fund**
     Lincoln VIPT SSgA Large Cap 100 Fund**
     Lincoln VIPT SSgA S&P 500 Index Fund
     Lincoln VIPT SSgA Small-Cap Index Fund
     Lincoln VIPT SSgA Small-Mid Cap 200 Fund
     Lincoln VIPT T. Rowe Price Growth Stock Fund
     Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund Lincoln VIPT Templeton Growth Fund
     Lincoln VIPT Turner Mid-Cap Growth Fund
     Lincoln VIPT UBS Global Asset Allocation Fund
     Lincoln VIPT Wilshire 2010 Profile Fund
     Lincoln VIPT Wilshire 2020 Profile Fund
     Lincoln VIPT Wilshire 2030 Profile Fund
     Lincoln VIPT Wilshire 2040 Profile Fund
     Lincoln VIPT Wilshire Aggressive Profile Fund
     Lincoln VIPT Wilshire Conservative Profile Fund
     Lincoln VIPT Wilshire Moderate Profile Fund
     Lincoln VIPT Wilshire Moderately Aggressive Profile Fund

M Fund, Inc. (M Fund):
     M Fund Brandes International Equity Fund
     M Fund Business Opportunity Value Fund
     M Fund Frontier Capital Appreciation Fund
     M Fund Turner Core Growth Fund

MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Core Equity Series
     MFS VIT Growth Series
     MFS VIT Research Series
     MFS VIT Total Return Series
     MFS VIT Utilities Series

Neuberger Berman Advisers Management Trust (NB AMT):
     NB AMT Mid-Cap Growth Portfolio I Class
     NB AMT Partners Portfolio I Class
     NB AMT Regency Portfolio I Class

Oppenheimer Variable Account Funds (Oppenheimer):
     Oppenheimer Main Street Growth & Income Fund

Premier Variable Insurance Trust (Premier VIT):
     Premier VIT OPCAP Managed Portfolio

Putnam Variable Trust (Putnam VT):
     Putnam VT Growth & Income Fund Class IB**

*    Denotes an affiliate of the Company.

**   Available fund with no money invested at December 31, 2008.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2008, which approximates fair value. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

Effective January 1, 2008, the Variable Account adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Separate Account's investments in the Funds are valued within the above FAS 157 fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Adoption of FAS 157 had no effect on the recorded amounts of the Funds in the Variable Account.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

INVESTMENT FUND CHANGES: During 2007, FTVIPT Franklin U.S. Government Fund, the Lincoln VIPT Baron Growth Opportunities Fund, the Lincoln VIPT Capital Growth Fund, the Lincoln VIPT Cohen & Steers Global Real Estate Fund, the Lincoln VIPT Delaware Special Opportunities Fund, the Lincoln VIPT Marsico International Growth Fund, the Lincoln VIPT MFS Value Fund, the Lincoln VIPT Mid-Cap Growth Fund, the Lincoln VIPT Mid-Cap Value Fund, the Lincoln VIPT S&P 500 Index Fund, the Lincoln VIPT Small-Cap Index Fund, the Lincoln VIPT T. Rowe Price Growth Stock Fund, the Lincoln VIPT Templeton Growth Fund, the Lincoln VIPT Value Opportunities Fund, the Lincoln VIPT Wilshire 2010 Profile Fund, the Lincoln VIPT Wilshire 2020 Profile Fund, the Lincoln VIPT Wilshire 2030 Profile Fund and the Lincoln VIPT Wilshire 2040 Profile Fund became available as investment options for Account Contract owners. Accordingly, the 2007 statement of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2007.

Also during 2007 the following funds changed their names:

PREVIOUS FUND NAME                                NEW FUND NAME
-----------------------------------------------   ---------------------------------------------------------
Lincoln VIPT Bond Fund                            Lincoln VIPT Delaware Bond Fund
Lincoln VIPT Growth and Income Fund               Lincoln VIPT Delaware Growth and Income Fund
Lincoln VIPT Social Awareness Fund                Lincoln VIPT Delaware Social Awareness Fund
Lincoln VIPT Equity-Income Fund                   Lincoln VIPT FI Equity-Income Fund
Lincoln VIPT Capital Appreciation Fund            Lincoln VIPT Janus Capital Appreciation Fund
Lincoln VIPT International Fund                   Lincoln VIPT Mondrian International Value Fund
Lincoln VIPT Aggressive Growth Fund               Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
Lincoln VIPT Global Asset Allocation Fund         Lincoln VIPT UBS Global Asset Allocation Fund
Lincoln VIPT Aggressive Profile Fund              Lincoln VIPT Wilshire Aggressive Profile Fund
Lincoln VIPT Conservative Profile Fund            Lincoln VIPT Wilshire Conservative Profile Fund
Lincoln VIPT Moderate Profile Fund                Lincoln VIPT Wilshire Moderate Profile Fund
Lincoln VIPT Moderately Aggressive Profile Fund   Lincoln VIPT Wilshire Moderately Aggressive Profile Fund
MFS VIT Capital Opportunities Series              MFS VIT Core Equity Series

Also during 2007, the Lincoln VIPT Core Fund, the Lincoln VIPT Growth Fund and the Lincoln VIPT Growth Opportunities Fund ceased to be available as an investment option to Variable Account Contract owners.

During 2007, the Lincoln Variable Insurance Products Trust (Lincoln VIPT) acquired the Baron Capital Asset Fund and renamed the fund Lincoln VIPT Baron Growth Opportunities Fund. This fund acquisition had no impact on the units outstanding or the unit prices to the Variable Account Contract owner.

During 2008, the Lincoln VIPT SSgA Bond Index Fund, the Lincoln VIPT SSgA Developed International 150 Fund, the Lincoln VIPT SSgA Emerging Markets 100 Fund, the Lincoln VIPT SSgA International Index Fund, the Lincoln VIPT SSgA Large Cap 100 Fund and the Lincoln VIPT SSgA Small-Mid Cap 200 Fund became available as investment options for Account Contract owners. Accordingly, the 2008 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2008.

During 2008 the Lincoln VIPT Value Opportunities Fund changed its name to the Lincoln VIPT Columbia Value Opportunities Fund, the Lincoln VIPT S&P 500 Index Fund changed its name to the Lincoln VIPT SSgA S&P 500 Index Fund, the Lincoln VIPT Small-Cap Index Fund changed its name to the Lincoln VIPT SSgA Small-Cap Index Fund, the Lincoln VIPT Mid-Cap Growth Fund changed its name to the Lincoln VIPT Turner Mid-Cap Growth Fund and the MFS VIT Emerging Growth Series changed its name to the MFS VIT Growth Series.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the statement of operations. For the Lincoln Corporate Commitment VUL product and the Lincoln Corporate Variable 5 product, the mortality and expense guarantees are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account. The rates are as follows.

- Lincoln CVUL at a daily rate of .0009589% to .0019178% (.35% to .70% on an annual basis)

- Lincoln CVUL Series III and Lincoln CVUL Series III Elite at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

- Lincoln Corporate Commitment VUL at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)

- Lincoln Corporate Variable 4 at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

- Lincoln Corporate Variable 5 at a daily rate of .0002740% to .0010959% (.10% to .40% on an annual basis)

For the Lincoln Corporate Commitment VUL and Lincoln Corporate Variable 5 products, the mortality and expense guarantees deducted as a monthly charge amounted to $435,778 and $228,028 for the years ended December 31, 2008 and 2007, respectively.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2008 and 2007 amounted to $10,317,120 and $9,597,611, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. The administrative fees and cost of insurance charges for the years December 31, 2008 and 2007 amounted to $21,568,788 and $20,317,244, respectively.

Under certain circumstances, the Company reserves the right to assess a transfer fee of $25 for each transfer after the twelfth transfer per year between variable subaccounts. For the years ended December 31, 2008 and 2007, no transfer fees were deducted from the variable subaccounts.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2008 follows.

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ---------  ----------
AIM V.I. CAPITAL APPRECIATION
            2008                 0.40%    0.70%    $ 7.14    $ 8.68         5,210  $     40,865   -42.89%    -42.72%      0.00%
            2007                 0.40%    0.70%     12.50     15.16         4,255        58,787    11.23%     11.57%      0.00%
            2006     4/28/06     0.40%    0.70%     11.24     13.59         3,551        44,203    -0.75%     -0.55%      0.06%
AIM V.I. INTERNATIONAL GROWTH
            2008                 0.40%    0.70%     13.38     14.76         4,060        54,870   -40.80%    -40.62%      0.61%
            2007                 0.40%    0.70%     22.60     24.86         3,338        76,243    13.92%     14.27%      0.04%
            2006                 0.40%    0.70%     19.84     21.76        49,523       998,092    27.34%     27.72%      1.33%
            2005                 0.40%    0.70%     15.58     17.04        28,702       452,951    17.11%     17.46%      2.03%
            2004                 0.40%    0.70%     13.30     13.30         1,128        15,253    23.14%     23.14%      0.51%
ABVPSF GLOBAL TECHNOLOGY CLASS A
            2008                 0.00%    0.70%      6.90      8.39        66,745       541,716   -47.74%    -47.37%      0.00%
            2007                 0.00%    0.70%     13.20     16.00        97,190     1,474,104    19.36%     20.20%      0.00%
            2006                 0.00%    0.70%     11.06     13.37        69,519       888,775     7.88%      8.53%      0.00%
            2005                 0.10%    0.70%     10.25     12.36        44,920       533,720     3.14%      3.76%      0.00%
            2004                 0.10%    0.70%      9.94      9.94        20,779       236,754     4.72%      4.72%      0.00%
ABVPSF GROWTH AND INCOME CLASS A
            2008                 0.00%    0.40%      7.50      9.37       672,107     5,320,855   -40.84%    -40.60%      2.12%
            2007                 0.00%    0.40%     12.63     15.83       621,451     9,094,966     4.70%      5.12%      1.48%
            2006                 0.00%    0.40%     13.60     15.12       539,309     7,651,288    16.82%     17.17%      1.76%
            2005                 0.10%    0.40%     12.36     12.94       811,708    10,043,921     4.45%      4.76%      1.49%
            2004                 0.10%    0.70%     11.83     12.34       589,121     6,993,819    10.68%     11.02%      0.88%
ABVPSF INTERNATIONAL VALUE CLASS A
            2008                 0.00%    0.40%      5.88      5.94       724,271     4,297,109   -53.37%    -53.18%      1.14%
            2007                 0.00%    0.40%     12.60     12.68       403,599     5,117,309     5.42%      5.84%      1.04%
            2006     8/16/06     0.00%    0.40%     11.96     11.98        35,501       425,292    11.62%     15.61%      0.00%
ABVPSF LARGE CAP GROWTH CLASS A
            2008                 0.10%    0.40%      7.65      9.08        21,350       175,062   -39.90%    -39.72%      0.00%
            2007                 0.10%    0.40%     12.73     15.12        23,529       314,174    13.46%     13.80%      0.00%
            2006                 0.10%    0.40%     11.22     13.32        22,882       267,524    -0.84%     -0.54%      0.00%
            2005                 0.10%    0.40%     11.32     13.44        22,135       284,826    14.68%     15.03%      0.00%
            2004                 0.10%    0.70%     11.66     11.66         7,778        87,561     7.86%      7.86%      0.00%
ABVPSF SMALL/MID CAP VALUE CLASS A
            2008                 0.00%    0.70%      7.65     14.08       453,393     4,392,610   -36.03%    -35.58%      0.68%
            2007                 0.00%    0.70%     11.87     21.94       446,304     7,004,591     0.99%      1.70%      0.81%
            2006                 0.00%    0.70%     14.04     21.66       256,684     4,247,258    13.62%     14.31%      0.44%
            2005                 0.10%    0.70%     14.37     15.38       124,024     1,857,462     6.17%      6.81%      0.65%
            2004                 0.10%    0.70%     14.38     14.38        31,069       424,528    18.47%     18.47%      0.01%
AMERICAN CENTURY VP INCOME & GROWTH
            2008                 0.00%    0.40%      7.65      9.93       397,756     3,588,965   -34.85%    -34.59%      2.05%
            2007                 0.00%    0.40%     11.70     15.23       350,708     4,701,879    -0.47%     -0.07%      1.92%
            2006                 0.00%    0.40%     12.38     15.30       541,437     7,047,517    16.62%     16.97%      1.75%
            2005                 0.10%    0.40%     10.62     13.12       594,752     6,649,523     4.21%      4.53%      2.20%
            2004                 0.10%    0.70%     10.19     10.66       715,617     7,698,530    12.20%     12.54%      1.33%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS 2
            2008                 0.00%    0.40%     10.91     11.85       500,536     5,748,458    -1.99%     -1.60%      4.71%
            2007                 0.00%    0.40%     11.08     12.05       500,432     5,914,014     9.07%      9.51%      4.51%
            2006                 0.00%    0.40%     10.65     11.02       403,959     4,384,685     1.17%      1.47%      3.23%
            2005                 0.10%    0.40%     10.81     10.86       321,657     3,456,631     1.15%      1.46%      4.81%
            2004     8/17/04     0.10%    0.40%     10.68     10.70        36,492       390,374    -0.16%      2.27%      1.08%
AMERICAN CENTURY VP INTERNATIONAL
            2008                 0.00%    0.70%      8.31     11.91       446,394     3,846,683   -45.21%    -44.82%      0.84%
            2007                 0.00%    0.70%     15.12     21.67       512,542     8,091,842    17.23%     18.06%      0.65%
            2006                 0.00%    0.70%     12.86     18.43       487,968     6,524,421    24.53%     24.90%      1.50%
            2005                 0.10%    0.70%     10.32     14.80       505,228     5,623,887    12.46%     13.14%      1.18%
            2004                 0.10%    0.70%      9.15     13.07       500,523     4,884,844    14.12%     14.47%      0.49%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ---------  ----------
AMERICAN FUNDS BOND CLASS 2
            2008                 0.40%    0.70%    $13.64    $13.99           296  $      4,137    -9.98%     -9.72%      5.45%
            2007                 0.40%    0.70%     15.15     15.50           329         5,096     2.61%      2.92%      7.44%
            2006                 0.40%    0.70%     14.76     15.06           357         5,375     6.24%      6.56%      5.37%
            2005                 0.40%    0.70%     13.90     14.13        16,139       228,083     0.88%      1.18%      2.90%
            2004                 0.40%    0.70%     13.77     13.97        53,798       751,364     4.98%      5.29%      4.57%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2008                 0.00%    0.70%      9.04     11.25       749,320     7,906,680   -38.82%    -38.39%      1.81%
            2007                 0.00%    0.70%     14.67     18.27       690,252    11,863,123    14.05%     14.85%      2.80%
            2006                 0.00%    0.70%     13.08     15.93       584,977     8,931,670    19.59%     20.31%      0.87%
            2005                 0.10%    0.70%     10.90     13.24       652,552     8,324,073    13.28%     13.96%      0.67%
            2004                 0.10%    0.70%      9.46      9.60       472,270     5,223,908    12.70%     13.03%      0.16%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2008                 0.00%    0.70%      7.56     15.08       388,181     3,654,530   -53.85%    -53.52%      0.00%
            2007                 0.00%    0.70%     16.26     32.57       300,738     6,370,986    20.58%     21.43%      3.23%
            2006                 0.00%    0.70%     18.47     26.93       152,509     2,983,616    23.19%     23.93%      0.49%
            2005                 0.10%    0.70%     16.75     21.80       158,652     2,581,974    24.48%     25.23%      0.65%
            2004                 0.10%    0.70%     15.04     17.46        25,606       399,089    20.40%     20.40%      0.00%
AMERICAN FUNDS GROWTH CLASS 2
            2008                 0.00%    0.70%      7.37      9.88     3,083,928    26,878,115   -44.36%    -43.97%      0.89%
            2007                 0.00%    0.70%     13.15     17.71     2,623,405    41,814,323    11.56%     12.35%      0.86%
            2006                 0.00%    0.70%     14.58     15.83     1,905,339    28,607,257     9.45%     10.11%      0.74%
            2005                 0.10%    0.70%     13.26     14.42     1,757,596    24,148,576    15.38%     16.07%      0.77%
            2004                 0.10%    0.70%     11.60     12.46     1,174,080    13,916,975    11.70%     12.05%      0.20%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2008                 0.00%    0.70%      7.72     10.53       997,164     9,539,741   -38.28%    -37.85%      1.83%
            2007                 0.00%    0.70%     12.41     17.02       866,568    13,389,091     4.31%      5.04%      1.44%
            2006                 0.00%    0.70%     13.40     16.27       855,368    12,866,499    14.40%     15.09%      1.68%
            2005                 0.10%    0.70%     12.76     14.18       717,309     9,558,371     5.09%      5.73%      1.55%
            2004                 0.10%    0.70%     12.41     13.45       404,546     5,257,973     9.60%      9.93%      1.07%

AMERICAN FUNDS HIGH-INCOME BOND CLASS 2
            2008                 0.00%    0.70%      8.59     12.69       709,208     7,106,302   -24.37%    -23.84%      8.12%
            2007                 0.00%    0.70%     11.28     16.73       533,442     7,234,227     0.63%      1.33%     10.55%
            2006                 0.00%    0.70%     12.07     16.58       505,596     6,759,808     9.81%     10.48%      7.05%
            2005                 0.10%    0.70%     10.93     15.05       907,454    12,085,348     1.49%      2.10%      5.55%
            2004                 0.10%    0.70%     11.91     14.78       700,346     9,417,734     8.83%      9.16%      5.78%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2008                 0.00%    0.70%      9.00     14.20     2,036,302    23,693,090   -42.53%    -42.12%      2.09%
            2007                 0.00%    0.70%     15.56     24.64     1,828,374    38,041,077    19.19%     20.02%      1.72%
            2006                 0.00%    0.70%     16.97     20.61     1,196,027    22,401,635    18.15%     18.86%      1.97%
            2005                 0.10%    0.70%     16.33     17.39       394,087     6,473,822    20.66%     21.38%      1.85%
            2004                 0.10%    0.70%     14.04     14.37       169,573     2,406,034    18.47%     18.84%      3.05%
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 2
            2008                 0.00%    0.70%     11.91     15.91     1,700,341    21,825,219     6.88%      7.63%      3.34%
            2007                 0.00%    0.70%     11.07     14.85     1,007,733    12,091,512     5.74%      6.49%      7.66%
            2006                 0.00%    0.70%     10.72     14.00       878,706    10,093,144     3.03%      3.65%      4.46%
            2005                 0.10%    0.70%     10.41     13.55       855,524    10,619,842     1.71%      2.31%      3.75%
            2004                 0.10%    0.70%     10.23     13.28       800,061     9,913,428     2.61%      2.89%      4.45%
DELAWARE VIPT CAPITAL RESERVES
            2008                 0.00%    0.40%     10.87     10.95        90,637       986,396    -0.69%     -0.29%      4.65%
            2007                 0.00%    0.40%     10.94     11.00        73,829       808,204     4.05%      4.46%      4.80%
            2006                 0.00%    0.40%     10.52     10.52        65,258       686,206     4.14%      4.14%      4.54%
            2005      8/8/05     0.40%    0.40%     10.10     10.10        26,702       269,688     1.29%      1.29%      1.64%
DELAWARE VIPT DIVERSIFIED INCOME
            2008                 0.00%    0.70%     10.98     12.16     1,148,077    12,773,937    -5.21%     -4.54%      3.92%
            2007                 0.00%    0.70%     11.50     12.75       967,583    11,516,537     6.88%      7.63%      2.27%
            2006                 0.00%    0.70%     11.52     11.86       417,289     4,805,843     7.17%      7.81%      1.39%
            2005                 0.10%    0.70%     10.89     11.00       267,096     2,900,520    -1.14%     -0.55%      0.40%
            2004     8/17/04     0.10%    0.70%     11.02     11.06        42,983       474,994     0.42%      6.26%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ---------  ----------
DELAWARE VIPT EMERGING MARKETS
            2008                 0.00%    0.40%    $ 9.01    $15.19       727,779  $  8,566,160   -51.75%    -51.56%      1.53%
            2007                 0.00%    0.40%     18.59     31.39       612,517    16,702,656    38.30%     38.86%      1.36%
            2006                 0.00%    0.40%     20.75     22.63       334,711     7,081,452    26.63%     27.01%      1.02%
            2005                 0.10%    0.40%     16.36     17.81       197,889     3,411,144    26.98%     27.36%      0.26%
            2004     8/17/04     0.10%    0.40%     12.86     13.99        54,844       732,219    13.39%     28.28%      0.00%
DELAWARE VIPT HIGH YIELD
            2008                 0.00%    0.70%      8.78     11.00       618,485     6,527,752   -24.70%    -24.17%      8.54%
            2007                 0.00%    0.70%     11.58     14.56       642,581     8,973,970     2.07%      2.80%      4.75%
            2006                 0.00%    0.70%     12.67     14.22       199,634     2,745,343    11.66%     12.34%      5.78%
            2005                 0.10%    0.70%     11.53     12.70       138,750     1,721,615     2.86%      3.48%      5.34%
            2004                 0.10%    0.70%     11.21     12.25       145,891     1,771,334    13.45%     13.79%      5.05%
DELAWARE VIPT INTERNATIONAL VALUE EQUITY
            2008                 0.40%    0.40%     12.20     12.20           321         3,921   -42.65%    -42.65%      2.37%
            2007                 0.40%    0.40%     21.27     21.27           357         7,597     4.81%      4.81%      2.10%
            2006                 0.40%    0.40%     20.29     20.29           388         7,867    23.09%     23.09%      3.65%
            2005                 0.40%    0.40%     16.48     16.48        18,134       298,922    12.43%     12.43%      1.26%
            2004                 0.40%    0.40%     14.66     14.66        56,860       833,692    21.30%     21.30%      2.24%
DELAWARE VIPT REIT
            2008                 0.00%    0.70%      7.43     20.75       740,472     8,097,154   -35.51%    -35.06%      2.24%
            2007                 0.00%    0.70%     11.44     32.08       621,642    10,462,110   -14.54%    -13.94%      1.35%
            2006                 0.00%    0.70%     16.96     37.42       544,036    12,067,404    31.70%     32.49%      1.81%
            2005                 0.10%    0.70%     12.82     28.33       492,237     9,311,018     6.42%      7.06%      1.76%
            2004                 0.10%    0.70%     15.06     26.54       394,569     7,629,592    30.46%     30.85%      1.44%
DELAWARE VIPT SMALL CAP VALUE
            2008                 0.00%    0.70%      7.75     17.75     1,386,606    14,954,392   -30.37%    -29.88%      0.73%
            2007                 0.00%    0.70%     11.05     25.41     1,339,007    21,243,039    -7.27%     -6.62%      0.46%
            2006                 0.00%    0.70%     15.29     27.32     1,641,046    29,353,829    15.38%     16.07%      0.25%
            2005                 0.10%    0.70%     13.19     23.61       946,173    16,460,732     8.65%      9.31%      0.35%
            2004                 0.10%    0.70%     14.24     21.66       716,581    12,291,059    20.63%     21.00%      0.18%
DELAWARE VIPT TREND
            2008                 0.00%    0.70%      6.68      8.41       149,206     1,103,702   -47.11%    -46.74%      0.00%
            2007                 0.00%    0.70%     12.54     15.85       139,153     1,982,669     9.98%     10.75%      0.00%
            2006                 0.00%    0.70%     13.16     14.37        95,937     1,273,645     6.84%      7.49%      0.00%
            2005                 0.10%    0.70%     12.32     13.41       118,800     1,494,153     5.12%      5.75%      0.00%
            2004                 0.10%    0.70%     11.72     12.72       116,747     1,393,898    11.82%     12.16%      0.00%
DELAWARE VIPT U.S. GROWTH
            2008                 0.00%    0.40%      6.85      8.39        29,735       213,031   -42.89%    -42.66%      0.03%
            2007                 0.00%    0.40%     14.62     14.66        20,580       266,536    12.12%     12.45%      0.00%
            2006                 0.10%    0.40%     13.00     13.05        24,417       317,698     1.91%      2.21%      0.00%
            2005                 0.10%    0.40%     12.72     12.81         8,446       107,716    14.20%     14.54%      0.18%
            2004     6/29/04     0.10%    0.40%     11.11     11.22           187         2,088     6.00%     13.79%      0.00%
DELAWARE VIPT VALUE
            2008                 0.00%    0.70%      8.10     10.72       787,077     6,810,789   -33.89%    -33.42%      2.66%
            2007                 0.00%    0.70%     12.17     16.17       717,160     9,357,316    -3.40%     -2.72%      1.11%
            2006                 0.00%    0.70%     14.62     16.69       194,248     2,961,721    23.23%     23.98%      0.52%
            2005                 0.10%    0.70%     13.12     13.50        32,834       435,023     5.29%      5.92%      1.44%
            2004                 0.10%    0.70%     12.46     12.73        13,733       173,547    14.13%     14.47%      0.69%
DWS VIP EAFE EQUITY INDEX
            2005                 0.00%    0.00%        --        --            --            --     0.00%      0.00%      2.21%
            2004                 0.10%    0.40%      8.68      8.68       360,499     3,362,935    18.59%     18.59%      1.78%
DWS VIP EQUITY 500 INDEX
            2008                 0.00%    0.70%      7.31     10.30    10,156,700    96,570,761   -37.59%    -37.15%      2.48%
            2007                 0.00%    0.70%     11.68     16.44     8,960,882   133,791,103     4.56%      5.30%      1.48%
            2006                 0.00%    0.70%     11.13     15.67     7,408,673   106,184,601    14.72%     15.41%      1.19%
            2005                 0.10%    0.70%      9.68     13.61     6,016,817    73,785,685     3.95%      4.57%      1.60%
            2004                 0.10%    0.70%      9.28     13.05     4,657,721    53,117,021     9.81%     10.21%      1.14%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ---------  ----------
DWS VIP SMALL CAP INDEX
            2008                 0.00%    0.70%    $ 7.69    $12.23     4,040,124  $ 48,007,546   -34.58%    -34.12%      1.69%
            2007                 0.00%    0.70%     11.67     18.63     3,429,950    61,829,087    -2.58%     -1.90%      0.87%
            2006                 0.00%    0.70%     14.68     19.05     2,818,219    52,804,059    17.02%     17.37%      0.65%
            2005                 0.10%    0.40%     13.32     16.27     2,204,368    35,476,259     3.84%      4.16%      0.71%
            2004                 0.10%    0.70%     14.03     15.66     1,692,370    26,305,757    16.94%     17.35%      0.47%
FIDELITY VIP ASSET MANAGER SERVICE CLASS
            2008                 0.00%    0.40%      9.02     10.10       221,868     2,177,062   -29.10%    -28.82%      2.54%
            2007                 0.00%    0.40%     12.67     14.21       216,395     2,974,347    14.90%     15.36%      8.98%
            2006                 0.00%    0.40%     11.83     12.33       800,561     9,543,893     6.81%      7.13%      2.52%
            2005                 0.10%    0.40%     11.14     11.51       939,849    10,535,063     3.51%      3.82%      2.38%
            2004                 0.10%    0.70%     10.76     11.06       937,684    10,140,452     4.62%      4.94%      2.49%
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2008                 0.00%    0.70%      7.92     11.35     2,687,660    26,636,902   -43.01%    -42.61%      0.88%
            2007                 0.00%    0.70%     13.80     19.85     2,510,102    44,893,902    16.69%     17.51%      0.88%
            2006                 0.00%    0.70%     14.94     16.96     2,360,585    36,925,116    10.81%     11.48%      1.15%
            2005                 0.10%    0.70%     13.42     15.26     2,052,728    29,525,749    16.03%     16.73%      0.17%
            2004                 0.10%    0.70%     12.15     13.11     1,566,988    19,338,908    14.53%     14.88%      0.20%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
            2008                 0.10%    0.40%      8.11      9.23       829,588     7,314,548   -42.93%    -42.76%      2.84%
            2007                 0.10%    0.40%     14.18     16.17       706,329    10,841,464     1.01%      1.32%      1.69%
            2006                 0.10%    0.40%     14.01     16.01       698,318    10,627,773    19.60%     19.96%      3.15%
            2005                 0.10%    0.40%     11.69     13.38       648,768     8,254,844     5.34%      5.65%      1.34%
            2004                 0.10%    0.70%     12.55     12.71       476,111     5,762,836    10.60%     10.94%      0.44%
FIDELITY VIP GROWTH SERVICE CLASS
            2008                 0.00%    0.70%      5.95      8.55     1,927,670    12,843,890   -47.60%    -47.23%      0.71%
            2007                 0.00%    0.70%     11.31     16.26     1,742,706    21,698,038    25.98%     26.87%      0.65%
            2006                 0.00%    0.70%      8.95     12.87     1,863,119    18,385,990     5.99%      6.63%      0.27%
            2005                 0.10%    0.70%      8.42     12.10     2,374,467    21,958,610     4.94%      5.57%      0.40%
            2004                 0.10%    0.70%      8.00     11.50     2,706,876    23,182,430     2.54%      2.85%      0.16%
FIDELITY VIP HIGH INCOME SERVICE CLASS
            2008                 0.40%    0.70%      8.73      8.96           554         4,954   -25.59%    -25.37%      8.55%
            2007                 0.40%    0.70%     11.73     12.00           609         7,297     1.94%      2.24%      8.02%
            2006                 0.40%    0.70%     11.50     11.74           655         7,685    10.40%     10.73%      0.71%
            2005                 0.40%    0.70%     10.60     10.60        12,652       134,107     2.11%      2.11%     13.87%
            2004                 0.40%    0.40%     10.38     10.38        12,229       126,944     9.03%      9.03%      7.79%
FIDELITY VIP MID CAP SERVICE CLASS
            2008                 0.00%    0.70%      8.24      9.58     1,482,642    13,679,118   -39.93%    -39.51%      0.35%
            2007                 0.00%    0.70%     13.61     15.86     1,280,382    19,699,984    14.68%     15.49%      0.69%
            2006                 0.00%    0.70%     13.68     13.68       596,974     7,998,882    12.14%     12.15%      0.11%
            2005     7/18/05     0.40%    0.40%     12.20     12.20        96,431     1,176,285     9.37%     11.64%      0.00%
FIDELITY VIP OVERSEAS SERVICE CLASS
            2008                 0.00%    0.70%      8.24     12.55       585,889     5,448,181   -44.26%    -43.86%      2.61%
            2007                 0.00%    0.70%     14.77     22.45       642,918    10,752,805    16.39%     17.21%      3.25%
            2006                 0.00%    0.70%     12.69     19.23       530,573     7,723,596    17.12%     17.83%      0.68%
            2005                 0.10%    0.70%     10.84     16.37       567,134     7,720,602    18.14%     18.85%      0.49%
            2004                 0.10%    0.70%      9.17     13.82       482,854     5,403,818    12.70%     13.03%      0.89%
FTVIPT FRANKLIN INCOME SECURITIES
            2008                 0.00%    0.70%      8.18      8.33       371,115     3,077,033   -29.90%    -29.41%      5.34%
            2007                 0.00%    0.70%     11.76     11.80       253,820     2,985,158     3.81%      4.01%      2.46%
            2006     10/2/06     0.00%    0.20%     11.33     11.34        13,331       151,212     0.46%      5.60%      0.00%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES
            2008                 0.00%    0.70%      7.18      9.46       143,909     1,273,916   -42.75%    -42.34%      0.00%
            2007                 0.00%    0.70%     12.44     16.48       155,370     2,394,150    10.73%     11.51%      0.00%
            2006                 0.00%    0.70%     13.82     14.84       115,404     1,624,463     8.19%      8.85%      0.00%
            2005                 0.10%    0.70%     12.69     13.67       143,343     1,849,074     4.35%      4.98%      0.00%
            2004                 0.10%    0.70%     12.26     12.38        86,804     1,066,206    10.92%     11.26%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ---------  ----------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
            2008                 0.40%    0.70%    $ 6.12    $ 6.28        55,083  $    344,872   -42.90%    -42.72%      0.00%
            2007                 0.40%    0.70%     10.72     10.96        60,720       664,057    10.47%     10.80%      0.00%
            2006                 0.40%    0.70%      9.70      9.89        53,009       523,193     7.94%      8.26%      0.00%
            2005                 0.40%    0.70%      8.99      9.14       625,326     5,714,390     4.06%      4.37%      0.00%
            2004                 0.40%    0.70%      8.64      8.76     1,070,642     9,375,143    10.70%     11.03%      0.00%
FTVIPT FRANKLIN U.S. GOVERNMENT
            2008     1/24/08     0.00%    0.40%     11.28     11.35        22,663       257,012     5.78%      6.02%      0.61%
FTVIPT MUTUAL SHARES SECURITIES
            2008                 0.00%    0.40%      7.38      7.46       578,473     4,310,873   -37.19%    -36.93%      3.59%
            2007                 0.00%    0.40%     11.75     11.79       395,916     4,677,887     3.31%      3.51%      1.00%
            2006     8/16/06     0.20%    0.40%     11.37     11.39         7,606        86,532     7.97%      9.72%      0.00%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            2008                 0.40%    0.40%     10.50     10.50        89,628       941,362   -40.62%    -40.62%      2.39%
            2007                 0.40%    0.40%     17.69     17.69       130,912     2,315,364    15.00%     15.00%      1.85%
            2006                 0.40%    0.40%     15.38     15.38       215,148     3,308,981    20.96%     20.96%      1.25%
            2005                 0.40%    0.40%     12.71     12.71       218,007     2,771,952     9.73%      9.73%      1.20%
            2004                 0.40%    0.40%     11.59     11.59       229,490     2,659,246    18.06%     18.06%      1.04%
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION CLASS 2
            2008                 0.40%    0.40%     14.60     14.60         9,550       139,418   -25.40%    -25.40%     10.40%
            2007                 0.40%    0.40%     19.57     19.57        12,373       242,107     9.57%      9.57%     17.05%
            2006                 0.40%    0.40%     17.86     17.86        10,460       186,796    20.63%     20.63%      8.76%
            2005                 0.40%    0.40%     14.80     14.80        15,190       224,876     3.14%      3.14%      5.94%
            2004                 0.40%    0.40%     14.35     14.35        21,307       305,818    15.26%     15.26%      3.04%
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES
            2008                 0.00%    0.40%     13.18     13.38       267,708     3,557,825     6.04%      6.46%      3.77%
            2007                 0.00%    0.40%     12.43     12.56       274,459     3,431,508    10.83%     11.27%      3.15%
            2006                 0.00%    0.40%     11.21     11.21       101,680     1,145,543    12.69%     12.69%      2.18%
            2005     8/30/05     0.40%    0.40%      9.95      9.95           207         2,056     0.77%      0.77%      0.00%
FTVIPT TEMPLETON GROWTH SECURITIES
            2008                 0.00%    0.70%      7.41     10.53       212,331     2,028,296   -42.54%    -42.13%      2.05%
            2007                 0.00%    0.70%     12.80     18.27       172,887     2,814,042     1.84%      2.55%      1.53%
            2006                 0.00%    0.70%     15.24     17.89       126,971     2,060,757    21.35%     22.08%      1.67%
            2005                 0.10%    0.70%     14.08     14.70       137,435     1,964,548     8.30%      8.95%      1.16%
            2004                 0.10%    0.70%     13.32     13.32        86,562     1,154,685    15.78%     15.78%      1.34%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2008                 0.40%    0.40%     11.37     11.37         6,249        71,026   -42.55%    -42.55%      1.49%
            2007                 0.40%    0.40%     19.79     19.79        20,184       399,351     1.94%      1.94%      1.38%
            2006                 0.40%    0.40%     19.41     19.41        13,770       267,260    21.32%     21.32%      1.89%
            2005                 0.40%    0.40%     16.00     16.00        16,881       270,069     8.43%      8.43%      1.42%
            2004                 0.40%    0.40%     14.75     14.75        28,364       418,507    15.56%     15.56%      1.27%
JANUS ASPEN SERIES BALANCED
            2008                 0.40%    0.70%     12.72     13.27       235,308     2,993,388   -16.43%    -16.17%      2.56%
            2007                 0.40%    0.70%     15.17     15.88       282,284     4,283,858     9.76%     10.09%      2.34%
            2006                 0.40%    0.70%     13.78     14.47       490,834     6,765,635     9.95%     10.28%      1.91%
            2005                 0.40%    0.70%     12.50     13.16     1,205,557    15,068,475     7.19%      7.52%      2.28%
            2004                 0.40%    0.70%     11.62     12.28     1,692,165    19,671,493     7.78%      8.09%      2.08%
JANUS ASPEN SERIES BALANCED SERVICE SHARES
            2008                 0.10%    0.70%     12.15     12.57       266,146     3,325,259   -16.65%    -16.14%      2.39%
            2007                 0.10%    0.70%     14.58     15.02       275,777     4,115,067     9.52%     10.18%      2.31%
            2006                 0.10%    0.70%     13.31     13.67       267,017     3,627,029     9.64%     10.30%      1.83%
            2005                 0.10%    0.70%     12.14     12.43       487,638     6,015,991     6.91%      7.55%      2.12%
            2004                 0.10%    0.70%     11.41     11.59       475,970     5,456,704     7.86%      7.86%      5.20%
JANUS ASPEN SERIES FLEXIBLE BOND
            2008                 0.40%    0.40%     16.43     16.43       184,466     3,031,231     5.60%      5.60%      4.58%
            2007                 0.40%    0.40%     15.56     15.56       157,539     2,451,491     6.61%      6.61%      4.99%
            2006                 0.40%    0.40%     14.60     14.60       140,320     2,048,129     3.80%      3.80%      5.20%
            2005                 0.40%    0.40%     14.06     14.06       100,051     1,406,898     1.60%      1.60%      5.34%
            2004                 0.40%    0.70%     13.65     13.84        84,777     1,173,182     3.24%      3.55%      5.58%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ---------  ----------
JANUS ASPEN SERIES FLEXIBLE BOND SERVICE SHARES
            2008                 0.00%    0.70%    $11.77    $14.00       392,569  $  4,939,318     4.97%      5.71%      3.76%
            2007                 0.00%    0.70%     11.13     13.29       423,011     5,126,768     6.05%      6.80%      4.77%
            2006                 0.00%    0.70%     10.81     12.50       274,590     3,162,496     3.25%      3.88%      3.99%
            2005                 0.10%    0.70%     10.47     12.07       554,996     6,639,850     0.97%      1.57%      4.92%
            2004                 0.10%    0.70%     10.42     11.92       476,593     5,658,748     3.29%      3.29%      6.37%
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE SHARES
            2008                 0.40%    0.40%      3.38      3.38        34,429       116,219   -44.20%    -44.20%      0.08%
            2007                 0.40%    0.40%      6.05      6.05        40,911       247,466    21.21%     21.21%      0.58%
            2006                 0.40%    0.40%      4.99      4.99        18,744        93,541     7.40%      7.40%      0.00%
            2005                 0.40%    0.40%      4.65      4.65        69,731       324,011    11.10%     11.10%      0.00%
            2004                 0.40%    0.40%      4.18      4.18        72,331       302,504     0.17%      0.17%      0.00%
JANUS ASPEN SERIES MID CAP GROWTH
            2008                 0.40%    0.70%      5.65      7.34       451,362     2,552,567   -44.11%    -43.95%      0.25%
            2007                 0.40%    0.70%     10.09     13.14       478,646     4,829,058    21.19%     21.55%      0.24%
            2006                 0.40%    0.70%      8.30     10.84       390,660     3,242,822    12.82%     13.16%      0.00%
            2005                 0.40%    0.70%      7.33      9.61       599,573     4,399,257    11.52%     11.86%      0.00%
            2004                 0.40%    0.70%      6.56      8.62       781,934     5,129,693    19.91%     20.27%      0.00%
JANUS ASPEN SERIES MID CAP GROWTH SERVICE SHARES
            2008                 0.10%    0.40%     10.39     11.56       318,900     3,473,960   -44.08%    -43.91%      0.05%
            2007                 0.10%    0.40%     18.53     20.67       387,796     7,556,227    21.26%     21.62%      0.07%
            2006                 0.10%    0.40%     15.25     17.05       391,227     6,326,181    12.85%     13.19%      0.00%
            2005                 0.10%    0.40%     13.59     15.11       435,067     6,210,425    11.58%     11.91%      0.00%
            2004                 0.10%    0.70%     12.18     13.48       349,579     4,505,063    19.62%     19.99%      0.00%
JANUS ASPEN SERIES WORLDWIDE GROWTH
            2008                 0.40%    0.70%      6.12      6.85       154,720       954,500   -45.05%    -44.88%      1.19%
            2007                 0.40%    0.70%     11.11     12.47       175,920     1,968,024     8.86%      9.19%      0.76%
            2006                 0.40%    0.70%     10.17     11.45       195,668     2,003,921    17.38%     17.73%      1.71%
            2005                 0.40%    0.70%      8.64      9.76       427,863     3,709,077     5.13%      5.44%      1.25%
            2004                 0.40%    0.70%      8.19      9.28     1,291,500    10,594,910     4.05%      4.36%      0.94%
JANUS ASPEN SERIES WORLDWIDE GROWTH SERVICE SHARES
            2008                 0.40%    0.40%      7.50      8.67        36,071       274,874   -45.03%    -45.03%      1.03%
            2007                 0.40%    0.40%     13.65     15.77        25,432       354,079     8.93%      8.93%      0.48%
            2006                 0.40%    0.40%     12.53     14.48        32,813       417,057    17.47%     17.47%      1.37%
            2005                 0.40%    0.40%     10.67     12.32       126,146     1,351,090     5.15%      5.15%      1.25%
            2004                 0.40%    0.70%     10.06     10.14       134,348     1,404,523     3.80%      4.11%      1.24%
LINCOLN VIPT BARON GROWTH OPPORTUNITIES
            2008                 0.00%    0.40%      7.11      8.30        51,900       384,422   -39.23%    -38.98%      0.00%
            2007      6/7/07     0.00%    0.40%     11.65     13.66        31,858       395,900    -3.04%     -2.82%      0.00%
LINCOLN VIPT BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2008                 0.00%    0.70%      7.44     13.04     1,008,159    10,154,589   -39.56%    -39.14%      0.00%
            2007                 0.00%    0.70%     12.23     21.50     1,019,574    17,034,899     2.70%      3.42%      0.00%
            2006                 0.00%    0.70%     14.81     20.88       954,118    16,088,624    14.72%     15.41%      0.00%
            2005                 0.10%    0.70%     12.85     18.14       898,104    14,142,098     2.64%      3.26%      0.00%
            2004                 0.10%    0.70%     17.10     17.62       707,964    11,336,124    24.76%     25.14%      0.00%
LINCOLN VIPT CAPITAL GROWTH
            2008                 0.00%    0.00%      6.32      6.32         1,205         7,623   -41.59%    -41.59%      0.33%
            2007    10/25/07     0.00%    0.00%     10.83     10.83            34           369    -0.02%     -0.02%      0.00%
LINCOLN VIPT COHEN & STEERS GLOBAL REAL ESTATE
            2008                 0.00%    0.40%      4.82      4.82        43,100       207,746   -42.03%    -42.03%      1.58%
            2007     8/17/07     0.00%    0.00%      8.32      8.32        35,896       298,506    -3.52%     -3.52%      0.53%
LINCOLN VIPT COLUMBIA VALUE OPPORTUNITIES
            2008     1/31/08     0.00%    0.00%      6.25      6.25            90           562   -29.06%    -29.06%      0.87%
LINCOLN VIPT CORE
            2006     1/17/06     0.00%    0.40%     11.62     11.94         7,651        89,129     3.82%     11.43%      2.18%
LINCOLN VIPT DELAWARE BOND
            2008                 0.00%    0.70%     10.76     15.86     6,679,912    80,674,315    -3.60%     -2.93%      4.81%
            2007                 0.00%    0.70%     11.08     16.41     6,447,479    81,851,241     4.71%      5.44%      5.21%
            2006                 0.00%    0.70%     11.10     15.62     5,349,673    67,534,614     3.98%      4.61%      4.69%
            2005                 0.10%    0.70%     10.62     14.98     4,384,271    54,296,675     1.92%      2.54%      4.64%
            2004                 0.10%    0.70%     10.60     14.65     3,269,435    41,497,179     4.57%      4.93%      4.38%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ---------  ----------
LINCOLN VIPT DELAWARE GROWTH AND INCOME
            2008                 0.00%    0.70%    $ 7.76    $ 8.22        23,887  $    191,925   -36.22%    -35.77%      0.48%
            2007                 0.00%    0.70%     12.08     12.83        64,719       823,558     5.38%      6.12%      3.12%
            2006     1/17/06     0.00%    0.70%     11.38     12.11         5,668        67,993     3.40%     11.30%      2.43%
LINCOLN VIPT DELAWARE SOCIAL AWARENESS
            2008                 0.00%    0.40%      7.83     10.51        80,080       727,631   -34.67%    -34.41%      0.98%
            2007                 0.00%    0.40%     11.94     16.09        65,354       912,111     2.56%      2.97%      0.92%
            2006                 0.00%    0.40%     12.77     15.69        54,417       740,326    11.86%     12.20%      1.17%
            2005                 0.10%    0.40%     11.42     14.02        32,494       409,736    11.58%     11.92%      0.91%
            2004                 0.10%    0.70%     10.23     12.51        28,106       291,979    11.92%     12.25%      0.96%
LINCOLN VIPT DELAWARE SPECIAL OPPORTUNITIES
            2008                 0.00%    0.40%      5.82      5.86       351,771     2,057,399   -36.89%    -36.63%      1.08%
            2007     8/2/07      0.00%    0.40%      9.22      9.25       276,829     2,556,869    -5.57%     -2.84%      2.18%
LINCOLN VIPT FI EQUITY-INCOME
            2008                 0.00%    0.40%      7.32      9.48       301,185     2,610,961   -38.57%    -38.32%      1.57%
            2007                 0.00%    0.40%     11.86     15.43       333,053     4,747,640     3.94%      4.35%      1.33%
            2006                 0.00%    0.40%     12.03     14.85       323,513     4,489,465    10.82%     10.82%      1.40%
            2005                 0.40%    0.40%     13.40     13.40       353,619     4,686,944     4.08%      4.08%      1.12%
            2004                 0.40%    0.40%     12.87     12.87       383,650     4,937,869     9.33%      9.33%      1.21%
LINCOLN VIPT GROWTH
            2006      1/3/06     0.40%    0.70%     11.98     12.04         4,202        50,559     0.89%      4.01%      0.00%
LINCOLN VIPT GROWTH OPPORTUNITIES
            2006                 0.40%    0.40%     13.47     13.47        10,842       146,091     9.74%      9.74%      0.00%
            2005     9/14/05     0.40%    0.40%     12.28     12.28            48           595     4.40%      4.40%      0.00%
LINCOLN VIPT JANUS CAPITAL APPRECIATION
            2008                 0.00%    0.70%      5.77      9.57       414,262     2,985,496   -41.23%    -40.82%      0.73%
            2007                 0.00%    0.70%      9.80     16.24       206,514     2,221,466    19.58%     20.30%      0.34%
            2006                 0.10%    0.70%      8.17     13.22       163,107     1,388,337     8.91%      9.56%      0.21%
            2005                 0.10%    0.70%      7.48     12.07       272,692     2,431,267     3.48%      4.10%      0.24%
            2004                 0.10%    0.70%      7.20      8.24       408,855     3,271,831     4.55%      4.86%      0.00%
LINCOLN VIPT MARSICO INTERNATIONAL GROWTH
            2008                 0.00%    0.40%      5.72      5.76       217,818     1,253,915   -49.15%    -48.94%      1.35%
            2007     6/19/07     0.00%    0.40%     11.25     11.28        21,202       239,004     1.14%     11.56%      1.80%
LINCOLN VIPT MFS VALUE
            2008                 0.00%    0.40%      6.63      6.65       528,684     3,512,447   -32.42%    -32.29%      1.24%
            2007     9/27/07     0.00%    0.20%      9.81      9.82        78,741       772,278    -1.76%     -1.47%      1.31%
LINCOLN VIPT MID-CAP VALUE
            2008                 0.00%    0.00%      5.18      5.18        33,748       174,820   -40.71%    -40.71%      0.52%
            2007     8/17/07     0.00%    0.00%      8.74      8.74        13,351       116,643    -4.67%     -4.67%      0.76%
LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE
            2008                 0.00%    0.40%      9.49     15.98     1,037,123    13,181,992   -36.91%    -36.65%      4.80%
            2007                 0.00%    0.70%     14.97     25.32     1,147,038    24,804,710    10.71%     11.49%      2.07%
            2006                 0.00%    0.70%     17.20     22.81     1,001,504    18,829,635    29.10%     29.88%      3.43%
            2005                 0.10%    0.70%     15.62     17.61       210,369     3,421,251    11.76%     12.43%      2.78%
            2004                 0.10%    0.70%     15.56     15.71        55,141       791,447    20.09%     20.45%      1.78%
LINCOLN VIPT MONEY MARKET
            2008                 0.00%    0.70%     11.26     12.77    22,961,520   275,790,376     1.63%      2.34%      2.28%
            2007                 0.00%    0.70%     11.08     12.53    15,907,888   190,636,871     4.23%      4.97%      4.84%
            2006                 0.00%    0.70%     10.63     11.98    13,195,519   148,474,372     3.95%      4.58%      4.67%
            2005                 0.10%    0.70%     10.22     11.49     5,707,633    61,249,389     2.07%      2.69%      2.82%
            2004                 0.10%    0.70%     10.01     11.23     4,309,780    45,899,887     0.18%      0.48%      0.90%
LINCOLN VIPT SSgA BOND INDEX
            2008     10/3/08     0.00%    0.40%     10.31     10.34        84,375       870,474     4.35%      6.50%      0.58%
LINCOLN VIPT SSgA S&P 500 INDEX
            2008                 0.00%    0.40%      7.35      7.49       733,090     5,433,508   -37.45%    -37.20%      4.26%
            2007     4/27/07     0.00%    0.40%     11.70     11.98       322,792     3,804,319    -0.83%     -0.57%      2.02%
LINCOLN VIPT SSgA SMALL-CAP INDEX
            2008                 0.00%    0.40%      6.07      6.11       333,461     2,032,599   -34.24%    -33.97%      1.36%
            2007     5/21/07     0.00%    0.40%      9.23      9.25        39,569       365,679    -7.74%     -7.71%      0.83%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ---------  ----------
LINCOLN VIPT SSgA SMALL-MID CAP 200
            2008    10/16/08     0.40%    0.40%    $ 6.74    $ 6.74        26,258  $    176,877    -5.38%     -5.38%      1.00%
LINCOLN VIPT T. ROWE PRICE GROWTH STOCK
            2008                 0.00%    0.40%      5.84      5.84        60,893       355,403   -41.84%    -41.84%      0.32%
            2007     8/24/07     0.00%    0.00%     10.04     10.04        16,491       165,510     2.29%      2.29%      0.27%
LINCOLN VIPT T. ROWE PRICE STRUCTURED MID-CAP GROWTH
            2008                 0.00%    0.40%      7.48      9.65        55,746       488,631   -43.01%    -42.78%      0.00%
            2007                 0.00%    0.40%     13.08     16.94        54,418       853,295    13.13%     13.59%      0.00%
            2006                 0.00%    0.40%     14.00     14.97        50,644       727,388     8.84%      9.16%      0.00%
            2005                 0.10%    0.40%     12.39     13.11       109,185     1,385,545     9.37%      9.70%      0.00%
            2004     7/12/04     0.10%    0.40%     11.33     11.95        36,772       431,437     2.38%     18.99%      0.00%
LINCOLN VIPT TEMPLETON GROWTH
            2008                 0.00%    0.00%      6.16      6.16        27,616       170,226   -37.76%    -37.76%      2.28%
            2007     5/21/07     0.00%    0.00%      9.90      9.90        14,660       145,195    -2.02%     -2.02%      4.07%
LINCOLN VIPT TURNER MID-CAP GROWTH
            2008                 0.00%    0.40%      5.58      5.61       110,648       621,207   -49.50%    -49.30%      0.00%
            2007     8/16/07     0.00%    0.40%     11.05     11.07        12,433       137,680    13.10%     15.85%      0.00%
LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION
            2008                 0.00%    0.40%      8.35     10.69       400,241     3,892,314   -33.49%    -33.22%      7.83%
            2007                 0.00%    0.40%     12.50     16.07       245,243     3,450,871     5.95%      6.37%      2.11%
            2006                 0.00%    0.40%     13.84     15.17        46,220       642,200    14.05%     14.39%      1.39%
            2005                 0.10%    0.40%     12.39     13.30        57,289       718,982     6.38%      6.71%      1.52%
            2004     9/3/04      0.10%    0.40%     11.65     12.50        52,536       638,264     2.01%     11.12%      0.32%
LINCOLN VIPT WILSHIRE 2010 PROFILE
            2008                 0.00%    0.00%      8.03      8.03         9,687        77,815   -23.91%    -23.91%      1.86%
            2007     5/23/07     0.00%    0.40%     10.53     10.56        72,376       762,291    -0.39%      5.39%      0.65%
LINCOLN VIPT WILSHIRE 2020 PROFILE
            2008                 0.00%    0.40%      7.56      7.60        68,432       520,313   -27.18%    -26.89%      1.36%
            2007     5/23/07     0.00%    0.40%     10.38     10.40       306,514     3,180,865    -0.81%      3.78%      0.62%
LINCOLN VIPT WILSHIRE 2030 PROFILE
            2008                 0.00%    0.40%      7.27      7.27        43,646       317,469   -30.78%    -30.78%      1.23%
            2007     11/2/07     0.00%    0.00%     10.51     10.51        13,224       138,967    -1.64%     -1.64%      0.40%
LINCOLN VIPT WILSHIRE 2040 PROFILE
            2008                 0.00%    0.40%      6.62      6.62        13,197        87,758   -35.80%    -35.80%      0.57%
            2007    10/26/07     0.40%    0.40%     10.31     10.31            82           849    -3.25%     -3.25%      0.55%
LINCOLN VIPT WILSHIRE AGGRESSIVE PROFILE
            2008                 0.00%    0.40%      7.95      8.63        49,815       413,705   -40.70%    -40.46%      0.66%
            2007                 0.00%    0.40%     14.56     14.56        30,528       424,969    10.57%     10.57%      1.26%
            2006                 0.40%    0.40%     13.17     13.17         7,891       103,918    16.08%     16.08%      1.08%
            2005     6/20/05     0.40%    0.40%     11.34     11.34           536         6,075     6.15%      6.15%      0.00%
LINCOLN VIPT WILSHIRE CONSERVATIVE PROFILE
            2008                 0.00%    0.40%      9.71     10.03       112,114     1,106,964   -18.77%    -18.44%      2.32%
            2007                 0.00%    0.40%     11.91     12.35        54,692       664,969     7.34%      7.77%      2.09%
            2006                 0.00%    0.40%     11.51     11.51        38,043       430,899     8.91%      8.91%      2.95%
            2005     8/26/05     0.40%    0.40%     10.56     10.56         1,901        20,087     1.64%      1.64%      0.00%
LINCOLN VIPT WILSHIRE MODERATE PROFILE
            2008                 0.00%    0.40%      9.16      9.62       246,006     2,261,206   -26.91%    -26.62%      2.13%
            2007                 0.00%    0.40%     12.48     13.16       187,992     2,355,298     8.83%      9.27%      2.26%
            2006                 0.00%    0.40%     12.10     12.10        26,666       322,507    11.59%     11.59%      1.22%
            2005     8/26/05     0.40%    0.40%     10.84     10.84         5,251        56,916     3.31%      3.31%      0.00%
LINCOLN VIPT WILSHIRE MODERATELY AGGRESSIVE PROFILE
            2008                 0.00%    0.40%      8.57      9.12       176,128     1,527,078   -33.69%    -33.42%      1.26%
            2007                 0.00%    0.40%     12.87     13.75       106,442     1,388,556     9.37%      9.81%      2.68%
            2006                 0.00%    0.40%     12.57     12.57         7,703        96,590    13.69%     13.69%      1.21%
            2005     8/26/05     0.40%    0.40%     11.06     11.06           273         3,019     4.62%      4.62%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ---------  ----------
M FUND BRANDES INTERNATIONAL EQUITY
            2008                 0.00%    0.40%    $ 8.74    $12.82       102,433  $  1,209,719   -40.08%    -39.84%      3.41%
            2007                 0.00%    0.40%     14.53     21.39        91,778     1,830,843     7.58%      8.01%      2.69%
            2006                 0.00%    0.40%     19.88     19.88        36,226       685,334    26.27%     26.27%      1.17%
            2005                 0.40%    0.40%     15.75     15.75        35,495       558,888    10.11%     10.11%      2.70%
            2004    10/14/04     0.40%    0.40%     14.30     14.30         9,230       131,993    14.73%     14.73%      1.16%
M FUND BUSINESS OPPORTUNITY VALUE
            2008                 0.00%    0.40%      8.17      8.17        36,012       357,205   -34.48%    -34.48%      0.03%
            2007                 0.00%    0.00%     12.46     12.46        13,482       168,028     5.44%      5.44%      0.97%
            2006      6/1/06     0.00%    0.00%     11.82     11.82         3,810        45,038    10.77%     10.77%      0.82%
M FUND FRONTIER CAPITAL APPRECIATION
            2008                 0.00%    0.40%      7.76     10.52        63,301       588,229   -42.26%    -42.03%      0.00%
            2007                 0.00%    0.40%     13.38     18.23        58,167       958,046    11.47%     11.92%      0.00%
            2006                 0.00%    0.40%     16.35     16.35        21,993       345,173    15.88%     15.88%      0.00%
            2005    10/21/05     0.40%    0.40%     14.11     14.11         7,853       110,818    10.18%     10.18%      0.00%
M FUND TURNER CORE GROWTH
            2008                 0.00%    0.00%      7.14      7.14        38,105       271,967   -48.97%    -48.97%      0.02%
            2007     2/28/07     0.00%    0.00%     13.99     13.99        30,105       421,080    21.65%     21.65%      0.49%
            2006                 0.40%    0.40%     14.58     14.58         6,973       101,631     8.09%      8.09%      0.59%
            2005    12/16/05     0.40%    0.40%     13.49     13.49         7,433       100,231    -1.40%     -1.40%      0.39%
MFS VIT CORE EQUITY
            2008                 0.10%    0.70%      6.81      9.38        16,782       120,630   -39.58%    -39.22%      0.82%
            2007                 0.10%    0.70%     11.24     15.47        17,467       208,783    10.37%     11.04%      0.37%
            2006                 0.10%    0.70%     10.15     13.98        16,396       173,049    13.01%     13.69%      0.47%
            2005                 0.10%    0.70%      8.96     12.33        24,681       247,162     0.98%      1.58%      0.69%
            2004                 0.10%    0.70%      8.84      9.29        35,457       319,484    11.68%     12.01%      0.39%
MFS VIT GROWTH
            2008                 0.10%    0.40%      7.06     10.67        40,032       358,411   -37.67%    -37.48%      0.16%
            2007                 0.10%    0.40%     11.33     17.12        16,082       221,730    20.69%     21.04%      0.00%
            2006                 0.10%    0.40%      9.39     14.18        10,683       129,520     7.46%      7.79%      0.00%
            2005                 0.10%    0.40%      8.74     13.20        36,854       402,325     8.75%      9.08%      0.00%
            2004                 0.10%    0.40%      8.03     12.14        26,488       257,625    12.51%     12.51%      0.00%
MFS VIT RESEARCH
            2008                 0.40%    0.70%      7.83      8.00        16,999       133,152   -36.53%    -36.34%      0.51%
            2007                 0.40%    0.70%     12.29     12.61        16,400       201,826    12.41%     12.75%      0.62%
            2006                 0.40%    0.70%     10.90     11.22        16,633       181,598     9.70%     10.04%      0.46%
            2005                 0.40%    0.70%      9.91     10.22        35,691       353,897     7.05%      7.37%      0.41%
            2004                 0.40%    0.70%      9.23      9.55        56,435       521,075    15.04%     15.39%      1.09%
MFS VIT TOTAL RETURN
            2008                 0.00%    0.70%      9.10     12.88     1,224,390    13,305,460   -22.68%    -22.13%      3.32%
            2007                 0.00%    0.70%     11.69     16.60       914,149    12,755,353     3.49%      4.21%      2.42%
            2006                 0.00%    0.70%     12.56     15.99       815,043    10,967,575    11.11%     11.78%      2.99%
            2005                 0.10%    0.70%     12.13     14.35       766,287    10,768,312     2.10%      2.72%      2.02%
            2004                 0.10%    0.70%     13.69     14.01       617,119     8,616,445    10.54%     10.88%      1.59%
MFS VIT UTILITIES
            2008                 0.00%    0.70%     10.39     17.53       346,128     5,078,131   -38.10%    -37.67%      1.49%
            2007                 0.00%    0.70%     16.68     28.15       349,244     8,468,470    27.00%     27.90%      0.96%
            2006                 0.00%    0.70%     18.69     22.03       338,372     6,839,017    30.74%     31.13%      2.06%
            2005                 0.10%    0.40%     14.43     16.80       355,348     5,689,985    16.37%     16.72%      0.50%
            2004                 0.10%    0.40%     12.40     12.40       118,820     1,574,521    29.68%     29.68%      1.01%
NB AMT MID-CAP GROWTH
            2008                 0.00%    0.70%      8.36     11.33       882,669     8,202,421   -43.76%    -43.37%      0.00%
            2007                 0.00%    0.70%     14.77     20.08       877,160    14,448,695    21.67%     22.53%      0.00%
            2006                 0.00%    0.70%     12.70     16.45       825,940    11,164,384    13.89%     14.58%      0.00%
            2005                 0.10%    0.70%     11.12     14.40     1,175,137    13,726,835    12.95%     13.63%      0.00%
            2004                 0.10%    0.70%      9.81     12.71     1,050,535    10,585,994    15.50%     15.84%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ---------  ----------
NB AMT PARTNERS
            2008                 0.40%    0.40%    $ 8.26    $ 8.26        42,782  $    353,348   -52.58%    -52.58%      0.53%
            2007                 0.40%    0.40%     17.42     17.42        46,531       810,506     8.90%      8.90%      0.66%
            2006                 0.40%    0.40%     16.00     16.00        49,011       783,940    11.79%     11.79%      0.87%
            2005                 0.40%    0.40%     14.31     14.31        51,727       740,095    17.57%     17.57%      1.06%
            2004                 0.40%    0.40%     12.17     12.17        31,932       388,592    18.50%     18.50%      0.01%
NB AMT REGENCY
            2008                 0.00%    0.70%      6.31     11.05       390,142     3,234,220   -46.20%    -45.82%      1.27%
            2007                 0.00%    0.70%     11.64     20.48       382,268     5,869,805     2.58%      3.30%      0.45%
            2006                 0.00%    0.70%     14.58     19.91       415,165     6,398,359    10.39%     11.05%      0.44%
            2005                 0.10%    0.70%     13.14     17.98       278,026     3,878,430    11.22%     11.89%      0.10%
            2004                 0.10%    0.70%     14.48     14.55       118,781     1,451,563    21.51%     21.87%      0.05%
OPPENHEIMER MAIN STREET GROWTH & INCOME
            2008                 0.40%    0.40%      7.49      7.49        14,088       105,575   -38.72%    -38.72%      1.59%
            2007                 0.40%    0.40%     12.23     12.23        14,434       176,487     4.01%      4.01%      0.91%
            2006                 0.40%    0.40%     11.76     11.76        13,421       157,789    14.56%     14.56%      1.24%
            2005                 0.40%    0.70%     10.26     10.52        16,398       168,597     5.24%      5.55%      2.92%
            2004                 0.40%    0.70%      9.72     10.00       126,829     1,233,700     8.70%      9.02%      0.84%
PREMIER VIT OPCAP MANAGED
            2008                 0.40%    0.40%      9.28      9.28        57,643       534,938   -30.04%    -30.04%      3.37%
            2007                 0.40%    0.40%     13.26     13.26        68,410       907,415     2.64%      2.64%      2.20%
            2006                 0.40%    0.40%     12.92     12.92        59,297       766,293     9.22%      9.22%      1.58%
            2005                 0.40%    0.40%     11.83     11.83        62,109       734,856     4.86%      4.86%      1.05%
            2004                 0.40%    0.40%     11.28     11.28        51,380       579,744    10.32%     10.32%      0.94%
PUTNAM VT GROWTH & INCOME CLASS IB
            2006                 0.00%    0.00%        --        --            --            --     0.00%      0.00%      1.73%
            2005                 0.00%    0.00%        --        --            --            --     0.00%      0.00%      2.20%
            2004                 0.40%    0.40%     11.88     11.88        22,883       271,837    10.67%     10.67%      3.03%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2008.

                                                       AGGREGATE     AGGREGATE
                                                        COST OF       PROCEEDS
SUBACCOUNT                                             PURCHASES     FROM SALES
----------------------------------------------------  ------------  -----------
AIM V.I. Capital Appreciation                         $     11,984  $     2,063
AIM V.I. International Growth                               17,865        3,632
ABVPSF Global Technology Class A                           521,117      902,913
ABVPSF Growth and Income Class A                         5,219,874    4,592,929
ABVPSF International Value Class A                       4,775,054      970,236
ABVPSF Large Cap Growth Class A                            671,175      736,634
ABVPSF Small/Mid Cap Value Class A                       2,899,927    2,679,391
American Century VP Income & Growth                      2,510,965    1,116,012
American Century VP Inflation Protection Class 2         5,473,764    5,180,996
American Century VP International                        1,973,979    2,188,367
American Funds Bond Class 2                                    232          473
American Funds Global Growth Class 2                     7,382,244    4,949,430
American Funds Global Small Capitalization Class 2       3,556,283    1,489,478
American Funds Growth Class 2                           21,789,236   12,131,689
American Funds Growth-Income Class 2                     5,108,931    2,291,983
American Funds High-Income Bond Class 2                  5,583,471    2,915,961
American Funds International Class 2                    22,422,436   14,410,279
American Funds U.S. Government/AAA-Rated Securities
   Class 2                                              12,880,393    3,993,514
Delaware VIPT Capital Reserves                             642,257      425,659
Delaware VIPT Diversified Income                         6,025,367    3,596,946
Delaware VIPT Emerging Markets                          11,471,684    8,335,035
Delaware VIPT High Yield                                 2,871,619    2,448,145
Delaware VIPT International Value Equity                       642          608
Delaware VIPT REIT                                       9,277,858    3,368,270
Delaware VIPT Small Cap Value                            9,588,314    7,603,352
Delaware VIPT Trend                                      1,104,029      610,949
Delaware VIPT U.S. Growth                                  391,366      215,158
Delaware VIPT Value                                      3,627,242    1,853,233
DWS VIP Equity 500 Index                                39,686,468   19,032,640
DWS VIP Small Cap Index                                 22,947,297    5,222,109
Fidelity VIP Asset Manager Service Class                 2,372,363    1,860,402
Fidelity VIP Contrafund Service Class                   14,663,505   11,411,239
Fidelity VIP Equity-Income Service Class                 5,316,891    3,735,382
Fidelity VIP Growth Service Class                        6,921,800    4,405,800
Fidelity VIP High Income Service Class                         560          629
Fidelity VIP Mid Cap Service Class                      11,362,757    5,256,713
Fidelity VIP Overseas Service Class                      5,632,317    5,293,423
FTVIPT Franklin Income Securities                        1,812,379      453,773
FTVIPT Franklin Small-Mid Cap Growth Securities            943,258      631,244
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                                 163,043      147,067
FTVIPT Franklin U.S. Government                            373,812      130,047
FTVIPT Mutual Shares Securities                          3,274,437    1,175,768
FTVIPT Templeton Foreign Securities Class 2                283,557      638,393
FTVIPT Templeton Global Asset Allocation Class 2            73,851       71,696
FTVIPT Templeton Global Income Securities                4,178,531    4,072,563
FTVIPT Templeton Growth Securities                       1,466,976      916,992
FTVIPT Templeton Growth Securities Class 2                  48,422      271,344
Janus Aspen Series Balanced                                549,493      934,855
Janus Aspen Series Balanced Service Shares               1,092,846      915,929
Janus Aspen Series Flexible Bond                         1,286,951      738,293
Janus Aspen Series Flexible Bond Service Shares          3,423,697    3,616,650
Janus Aspen Series Global Technology Service Shares        138,071      167,061
Janus Aspen Series Mid Cap Growth                          578,751      545,420
Janus Aspen Series Mid Cap Growth Service Shares         5,825,948    5,917,426
Janus Aspen Series Worldwide Growth                        164,722      334,231
Janus Aspen Series Worldwide Growth Service Shares         150,090       15,089
Lincoln VIPT Baron Growth Opportunities                    369,317      120,937
Lincoln VIPT Baron Growth Opportunities Service
   Class                                                 6,095,774    5,789,389

                                                        AGGREGATE    AGGREGATE
                                                         COST OF      PROCEEDS
SUBACCOUNT                                              PURCHASES    FROM SALES
----------------------------------------------------  ------------  -----------
Lincoln VIPT Capital Growth                           $     13,795  $     3,059
Lincoln VIPT Cohen & Steers Global Real Estate             256,045      133,093
Lincoln VIPT Columbia Value Opportunities                    1,760          505
Lincoln VIPT Delaware Bond                              33,699,077   28,057,190
Lincoln VIPT Delaware Growth and Income                    368,134      647,382
Lincoln VIPT Delaware Social Awareness                     430,256      175,656
Lincoln VIPT Delaware Special Opportunities              1,930,101    1,172,969
Lincoln VIPT FI Equity-Income                              875,210      999,786
Lincoln VIPT Janus Capital Appreciation                  3,006,804      853,330
Lincoln VIPT Marsico International Growth                1,836,908      118,308
Lincoln VIPT MFS Value                                   4,190,793      459,495
Lincoln VIPT Mid-Cap Value                                 268,655      119,141
Lincoln VIPT Mondrian International Value                8,889,929   10,546,787
Lincoln VIPT Money Market                              151,652,278   65,863,600
Lincoln VIPT SSgA Bond Index                               981,797      140,170
Lincoln VIPT SSgA S&P 500 Index                          5,581,669    1,301,857
Lincoln VIPT SSgA Small-Cap Index                        2,507,397      169,857
Lincoln VIPT SSgA Small-Mid Cap 200                        201,149       10,837
Lincoln VIPT T. Rowe Price Growth Stock                    490,404       82,574
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth     1,129,528    1,155,129
Lincoln VIPT Templeton Growth                              172,049       35,603
Lincoln VIPT Turner Mid-Cap Growth                         973,861       94,972
Lincoln VIPT UBS Global Asset Allocation                 3,635,522      690,674
Lincoln VIPT Wilshire 2010 Profile                          79,167      563,259
Lincoln VIPT Wilshire 2020 Profile                         481,824    2,199,626
Lincoln VIPT Wilshire 2030 Profile                         303,977       28,888
Lincoln VIPT Wilshire 2040 Profile                         153,112       35,619
Lincoln VIPT Wilshire Aggressive Profile                   512,556      256,779
Lincoln VIPT Wilshire Conservative Profile                 839,646      149,170
Lincoln VIPT Wilshire Moderate Profile                   1,389,978      608,556
Lincoln VIPT Wilshire Moderately Aggressive Profile      1,196,277      354,292
M Fund Brandes International Equity                        701,759      275,153
M Fund Business Opportunity Value                          357,639       15,242
M Fund Frontier Capital Appreciation                       441,839      381,991
M Fund Turner Core Growth                                  302,514      198,772
MFS VIT Core Equity                                        115,738      115,724
MFS VIT Growth                                             396,999       56,504
MFS VIT Research                                            46,130       40,180
MFS VIT Total Return                                     9,263,914    3,571,466
MFS VIT Utilities                                        3,397,408    2,746,335
NB AMT Mid-Cap Growth                                    3,157,447    3,072,650
NB AMT Partners                                            340,299      279,180
NB AMT Regency                                           2,894,015    2,625,901
Oppenheimer Main Street Growth & Income                     72,771       64,977
Premier VIT OPCAP Managed                                  179,281      202,447

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2008.

                                                                    NET
                                                        SHARES     ASSET   FAIR VALUE
SUBACCOUNT                                               OWNED     VALUE    OF SHARES   COST OF SHARES
----------------------------------------------------  ----------  ------  ------------  --------------
AIM V.I. Capital Appreciation                              2,420  $16.89   $    40,866   $     62,198
AIM V.I. International Growth                              2,815   19.49        54,871         69,337
ABVPSF Global Technology Class A                          49,680   10.90       541,506        856,701
ABVPSF Growth and Income Class A                         406,157   13.10     5,320,655      8,433,252
ABVPSF International Value Class A                       385,952   11.05     4,264,771      8,432,912
ABVPSF Large Cap Growth Class A                            9,454   18.47       174,609        244,577
ABVPSF Small/Mid Cap Value Class A                       443,525    9.92     4,399,765      7,219,232
American Century VP Income & Growth                      744,606    4.82     3,589,002      5,374,194

                                                                    NET
                                                        SHARES     ASSET   FAIR VALUE
SUBACCOUNT                                               OWNED     VALUE    OF SHARES   COST OF SHARES
----------------------------------------------------  ----------  ------  ------------  --------------
American Century VP Inflation Protection Class 2         580,656  $ 9.90   $ 5,748,498   $  6,005,035
American Century VP International                        647,596    5.94     3,846,720      5,487,599
American Funds Bond Class 2                                  442    9.37         4,137          4,944
American Funds Global Growth Class 2                     569,598   13.88     7,906,023     11,687,316
American Funds Global Small Capitalization Class 2       330,871   11.03     3,649,506      7,452,607
American Funds Growth Class 2                            806,259   33.27    26,824,253     45,337,787
American Funds Growth-Income Class 2                     395,121   24.11     9,526,358     14,811,370
American Funds High-Income Bond Class 2                  887,920    8.00     7,103,363      9,985,793
American Funds International Class 2                   1,942,134   12.19    23,674,610     38,783,774
American Funds U.S. Government/AAA-Rated Securities
   Class 2                                             1,786,787   12.20    21,798,796     21,154,161
Delaware VIPT Capital Reserves                           107,218    9.20       986,404      1,021,197
Delaware VIPT Diversified Income                       1,380,115    9.25    12,766,068     13,436,908
Delaware VIPT Emerging Markets                           759,362   11.28     8,565,602     15,211,504
Delaware VIPT High Yield                               1,575,953    4.14     6,524,433      9,130,979
Delaware VIPT International Value Equity                     513    7.64         3,921          8,560
Delaware VIPT REIT                                     1,216,474    6.64     8,077,390     16,584,692
Delaware VIPT Small Cap Value                            801,862   18.64    14,946,708     22,692,283
Delaware VIPT Trend                                       66,283   16.61     1,100,953      1,993,947
Delaware VIPT U.S. Growth                                 42,521    5.01       213,031        322,268
Delaware VIPT Value                                      530,157   12.83     6,801,913     10,799,864
DWS VIP Equity 500 Index                              10,111,535    9.55    96,565,160    133,935,896
DWS VIP Small Cap Index                                5,563,723    8.63    48,014,926     76,248,557
Fidelity VIP Asset Manager Service Class                 212,398   10.25     2,177,084      3,041,491
Fidelity VIP Contrafund Service Class                  1,737,605   15.33    26,637,482     45,406,462
Fidelity VIP Equity-Income Service Class                 556,667   13.14     7,314,600     12,046,363
Fidelity VIP Growth Service Class                        547,245   23.47    12,843,832     18,779,109
Fidelity VIP High Income Service Class                     1,257    3.94         4,954          7,625
Fidelity VIP Mid Cap Service Class                       746,657   18.33    13,686,219     22,833,834
Fidelity VIP Overseas Service Class                      449,415   12.12     5,446,914      8,796,884
FTVIPT Franklin Income Securities                        265,709   11.58     3,076,906      4,311,974
FTVIPT Franklin Small-Mid Cap Growth Securities          105,632   12.06     1,273,927      2,288,431
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                                29,351   11.75       344,876        533,201
FTVIPT Franklin U.S. Government                           19,485   13.19       257,012        246,619
FTVIPT Mutual Shares Securities                          361,631   11.92     4,310,639      6,657,990
FTVIPT Templeton Foreign Securities Class 2               87,488   10.76       941,372      1,334,548
FTVIPT Templeton Global Asset Allocation Class 2          16,460    8.47       139,420        257,994
FTVIPT Templeton Global Income Securities                204,224   17.42     3,557,582      3,396,958
FTVIPT Templeton Growth Securities                       242,815    8.34     2,025,078      3,017,348
FTVIPT Templeton Growth Securities Class 2                 8,662    8.20        71,027        125,009
Janus Aspen Series Balanced                              130,717   22.90     2,993,421      3,205,044
Janus Aspen Series Balanced Service Shares               139,861   23.75     3,321,695      3,821,441
Janus Aspen Series Flexible Bond                         260,866   11.62     3,031,264      3,030,405
Janus Aspen Series Flexible Bond Service Shares          400,638   12.32     4,935,860      4,888,187
Janus Aspen Series Global Technology Service Shares       40,076    2.90       116,220        183,896
Janus Aspen Series Mid Cap Growth                        120,066   21.26     2,552,594      3,641,533
Janus Aspen Series Mid Cap Growth Service Shares         167,825   20.70     3,473,981      4,997,723
Janus Aspen Series Worldwide Growth                       49,534   19.27       954,511      1,438,716
Janus Aspen Series Worldwide Growth Service Shares        14,391   19.10       274,877        435,717
Lincoln VIPT Baron Growth Opportunities                   22,111   17.39       384,423        634,580
Lincoln VIPT Baron Growth Opportunities Service
   Class                                                 585,529   17.32    10,138,430     15,580,541
Lincoln VIPT Capital Growth                                  476   16.02         7,623         11,295
Lincoln VIPT Cohen & Steers Global Real Estate            45,239    4.59       207,604        341,185
Lincoln VIPT Columbia Value Opportunities                     82    6.82           562            963
Lincoln VIPT Delaware Bond                             6,908,017   11.68    80,671,820     87,665,670
Lincoln VIPT Delaware Growth and Income                    9,152   20.97       191,926        320,156
Lincoln VIPT Delaware Social Awareness                    32,474   22.41       727,637      1,064,145
Lincoln VIPT Delaware Special Opportunities               85,392   24.09     2,057,263      3,050,953
Lincoln VIPT FI Equity-Income                            278,416    9.38     2,610,984      4,483,701
Lincoln VIPT Janus Capital Appreciation                  210,852   14.15     2,983,560      3,940,528
Lincoln VIPT Marsico International Growth                151,672    8.26     1,253,266      1,895,904
Lincoln VIPT MFS Value                                   202,809   17.32     3,512,239      4,413,958
Lincoln VIPT Mid-Cap Value                                21,556    8.09       174,346        253,509

                                                                    NET
                                                        SHARES     ASSET   FAIR VALUE
SUBACCOUNT                                               OWNED     VALUE    OF SHARES   COST OF SHARES
----------------------------------------------------  ----------  ------  ------------  --------------
Lincoln VIPT Mondrian International Value                987,888  $13.34  $ 13,181,388   $ 19,018,604
Lincoln VIPT Money Market                             27,575,594   10.00   275,755,939    275,755,814
Lincoln VIPT SSgA Bond Index                              84,793   10.27       870,483        840,102
Lincoln VIPT SSgA S&P 500 Index                          870,965    6.24     5,432,208      7,864,253
Lincoln VIPT SSgA Small-Cap Index                        178,080   11.41     2,032,251      2,701,776
Lincoln VIPT SSgA Small-Mid Cap 200                       25,867    6.84       176,879        188,513
Lincoln VIPT T. Rowe Price Growth Stock                   33,475   10.61       355,308        545,314
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth      63,558    7.69       488,635        747,240
Lincoln VIPT Templeton Growth                              8,794   19.35       170,188        273,772
Lincoln VIPT Turner Mid-Cap Growth                       103,831    5.98       620,601        934,915
Lincoln VIPT UBS Global Asset Allocation                 447,705    8.69     3,892,343      6,378,289
Lincoln VIPT Wilshire 2010 Profile                         9,851    7.90        77,815         99,474
Lincoln VIPT Wilshire 2020 Profile                        68,943    7.55       520,313        689,367
Lincoln VIPT Wilshire 2030 Profile                        43,501    7.30       317,469        411,624
Lincoln VIPT Wilshire 2040 Profile                        13,048    6.73        87,758        116,721
Lincoln VIPT Wilshire Aggressive Profile                  50,224    8.23       413,245        621,099
Lincoln VIPT Wilshire Conservative Profile               116,868    9.47     1,106,970      1,332,803
Lincoln VIPT Wilshire Moderate Profile                   248,939    9.07     2,258,130      2,993,802
Lincoln VIPT Wilshire Moderately Aggressive Profile      176,721    8.63     1,525,812      2,140,844
M Fund Brandes International Equity                      127,471    9.44     1,203,326      2,196,202
M Fund Business Opportunity Value                         46,728    7.69       359,342        518,961
M Fund Frontier Capital Appreciation                      42,383   13.78       584,033      1,010,004
M Fund Turner Core Growth                                 28,038    9.70       271,967        452,321
MFS VIT Core Equity                                       11,621   10.38       120,631        171,070
MFS VIT Growth                                            22,946   15.62       358,414        517,648
MFS VIT Research                                          10,322   12.90       133,153        171,592
MFS VIT Total Return                                     862,653   15.42    13,302,105     17,405,800
MFS VIT Utilities                                        278,396   18.24     5,077,936      7,418,123
NB AMT Mid-Cap Growth                                    507,320   16.14     8,188,152     10,244,543
NB AMT Partners                                           49,698    7.11       353,352        738,076
NB AMT Regency                                           375,367    8.60     3,228,153      5,441,365
Oppenheimer Main Street Growth & Income                    7,251   14.56       105,576        156,152
Premier VIT OPCAP Managed                                 22,142   24.16       534,944        852,429

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2008 is as follows:

                                                         UNITS       UNITS     NET INCREASE
SUBACCOUNT                                              ISSUED      REDEEMED    (DECREASE)
----------------------------------------------------  ----------  -----------  ------------
AIM V.I. Capital Appreciation                              1,125         (170)         955
AIM V.I. International Growth                                898         (176)         722
ABVPSF Global Technology Class A                          41,492      (71,937)     (30,445)
ABVPSF Growth and Income Class A                         411,562     (360,906)      50,656
ABVPSF International Value Class A                       605,382     (284,710)     320,672
ABVPSF Large Cap Growth Class A                           54,705      (56,884)      (2,179)
ABVPSF Small/Mid Cap Value Class A                       217,199     (210,110)       7,089
American Century VP Income & Growth                      143,361      (96,313)      47,048
American Century VP Inflation Protection Class 2         449,549     (449,445)         104
American Century VP International                         82,266     (148,414)     (66,148)
American Funds Bond Class 2                                   --          (33)         (33)
American Funds Global Growth Class 2                     370,224     (311,156)      59,068
American Funds Global Small Capitalization Class 2       201,684     (114,241)      87,443
American Funds Growth Class 2                          1,501,248   (1,040,725)     460,523
American Funds Growth-Income Class 2                     342,213     (211,617)     130,596
American Funds High-Income Bond Class 2                  431,474     (255,708)     175,766
American Funds International Class 2                     999,471     (791,543)     207,928
American Funds U.S. Government/AAA-Rated Securities
   Class 2                                             1,052,155     (359,547)     692,608
Delaware VIPT Capital Reserves                            56,909      (40,101)      16,808
Delaware VIPT Diversified Income                         511,384     (330,890)     180,494
Delaware VIPT Emerging Markets                           533,231     (417,969)     115,262

                                                         UNITS       UNITS     NET INCREASE
SUBACCOUNT                                              ISSUED      REDEEMED    (DECREASE)
----------------------------------------------------  ----------  -----------  ------------
Delaware VIPT High Yield                                 185,527     (209,623)     (24,096)
Delaware VIPT International Value Equity                      --          (36)         (36)
Delaware VIPT REIT                                       383,609     (264,779)     118,830
Delaware VIPT Small Cap Value                            651,060     (603,461)      47,599
Delaware VIPT Trend                                       79,494      (69,441)      10,053
Delaware VIPT U.S. Growth                                 35,855      (26,700)       9,155
Delaware VIPT Value                                      332,405     (262,488)      69,917
DWS VIP Equity 500 Index                               2,947,293   (1,751,475)   1,195,818
DWS VIP Small Cap Index                                  970,018     (359,844)     610,174
Fidelity VIP Asset Manager Service Class                 137,174     (131,701)       5,473
Fidelity VIP Contrafund Service Class                  1,165,363     (987,805)     177,558
Fidelity VIP Equity-Income Service Class                 380,872     (257,613)     123,259
Fidelity VIP Growth Service Class                        611,263     (426,299)     184,964
Fidelity VIP High Income Service Class                        --          (55)         (55)
Fidelity VIP Mid Cap Service Class                       704,650     (502,390)     202,260
Fidelity VIP Overseas Service Class                      282,107     (339,136)     (57,029)
FTVIPT Franklin Income Securities                        166,386      (49,091)     117,295
FTVIPT Franklin Small-Mid Cap Growth Securities           55,529      (66,990)     (11,461)
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                                13,989      (19,626)      (5,637)
FTVIPT Franklin U.S. Government                           34,592      (11,929)      22,663
FTVIPT Mutual Shares Securities                          317,646     (135,089)     182,557
FTVIPT Templeton Foreign Securities Class 2                7,394      (48,678)     (41,284)
FTVIPT Templeton Global Asset Allocation Class 2           1,961       (4,784)      (2,823)
FTVIPT Templeton Global Income Securities                334,211     (340,962)      (6,751)
FTVIPT Templeton Growth Securities                       122,139      (82,695)      39,444
FTVIPT Templeton Growth Securities Class 2                 1,911      (15,846)     (13,935)
Janus Aspen Series Balanced                               17,866      (64,842)     (46,976)
Janus Aspen Series Balanced Service Shares                54,909      (64,540)      (9,631)
Janus Aspen Series Flexible Bond                          82,742      (55,815)      26,927
Janus Aspen Series Flexible Bond Service Shares          255,115     (285,557)     (30,442)
Janus Aspen Series Global Technology Service Shares       25,778      (32,260)      (6,482)
Janus Aspen Series Mid Cap Growth                         49,586      (76,870)     (27,284)
Janus Aspen Series Mid Cap Growth Service Shares         258,842     (327,738)     (68,896)
Janus Aspen Series Worldwide Growth                       16,232      (37,432)     (21,200)
Janus Aspen Series Worldwide Growth Service Shares        11,974       (1,335)      10,639
Lincoln VIPT Baron Growth Opportunities                   31,775      (11,733)      20,042
Lincoln VIPT Baron Growth Opportunities Service
   Class                                                 463,907     (475,322)     (11,415)
Lincoln VIPT Capital Growth                                1,214          (43)       1,171
Lincoln VIPT Cohen & Steers Global Real Estate            78,214      (71,010)       7,204
Lincoln VIPT Columbia Value Opportunities                    164          (74)          90
Lincoln VIPT Delaware Bond                             2,686,956   (2,454,523)     232,433
Lincoln VIPT Delaware Growth and Income                   24,639      (65,471)     (40,832)
Lincoln VIPT Delaware Social Awareness                    31,435      (16,709)      14,726
Lincoln VIPT Delaware Special Opportunities              236,089     (161,147)      74,942
Lincoln VIPT FI Equity-Income                             60,384      (92,252)     (31,868)
Lincoln VIPT Janus Capital Appreciation                  309,914     (102,166)     207,748
Lincoln VIPT Marsico International Growth                211,882      (15,266)     196,616
Lincoln VIPT MFS Value                                   515,197      (65,254)     449,943
Lincoln VIPT Mid-Cap Value                                36,684      (16,287)      20,397
Lincoln VIPT Mondrian International Value                491,044     (600,959)    (109,915)
Lincoln VIPT Money Market                             14,916,280   (7,862,648)   7,053,632
Lincoln VIPT SSgA Bond Index                              98,709      (14,334)      84,375
Lincoln VIPT SSgA S&P 500 Index                          665,103     (254,805)     410,298
Lincoln VIPT SSgA Small-Cap Index                        318,337      (24,445)     293,892
Lincoln VIPT SSgA Small-Mid Cap 200                       28,013       (1,755)      26,258
Lincoln VIPT T. Rowe Price Growth Stock                   54,724      (10,322)      44,402
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth      58,299      (56,971)       1,328
Lincoln VIPT Templeton Growth                             17,944       (4,988)      12,956
Lincoln VIPT Turner Mid-Cap Growth                       135,890      (37,675)      98,215
Lincoln VIPT UBS Global Asset Allocation                 211,846      (56,848)     154,998
Lincoln VIPT Wilshire 2010 Profile                         7,223      (69,912)     (62,689)
Lincoln VIPT Wilshire 2020 Profile                        49,532     (287,614)    (238,082)
Lincoln VIPT Wilshire 2030 Profile                        34,111       (3,689)      30,422

                                                         UNITS       UNITS     NET INCREASE
SUBACCOUNT                                              ISSUED      REDEEMED    (DECREASE)
----------------------------------------------------  ----------  -----------  ------------
Lincoln VIPT Wilshire 2040 Profile                        17,250       (4,135)      13,115
Lincoln VIPT Wilshire Aggressive Profile                  43,566      (24,279)      19,287
Lincoln VIPT Wilshire Conservative Profile                73,833      (16,411)      57,422
Lincoln VIPT Wilshire Moderate Profile                    86,929      (28,915)      58,014
Lincoln VIPT Wilshire Moderately Aggressive Profile      104,616      (34,930)      69,686
M Fund Brandes International Equity                       33,186      (22,531)      10,655
M Fund Business Opportunity Value                         24,231       (1,701)      22,530
M Fund Frontier Capital Appreciation                      30,239      (25,105)       5,134
M Fund Turner Core Growth                                 28,619      (20,619)       8,000
MFS VIT Core Equity                                       11,127      (11,812)        (685)
MFS VIT Growth                                            28,712       (4,762)      23,950
MFS VIT Research                                           4,777       (4,178)         599
MFS VIT Total Return                                     618,400     (308,159)     310,241
MFS VIT Utilities                                        142,803     (145,919)      (3,116)
NB AMT Mid-Cap Growth                                    238,410     (232,901)       5,509
NB AMT Partners                                           19,912      (23,661)      (3,749)
NB AMT Regency                                           242,928     (235,054)       7,874
Oppenheimer Main Street Growth & Income                    6,478       (6,824)        (346)
Premier VIT OPCAP Managed                                  7,656      (18,423)     (10,767)

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                                         UNITS       UNITS     NET INCREASE
SUBACCOUNT                                              ISSUED      REDEEMED    (DECREASE)
----------------------------------------------------  ----------  -----------  ------------
AIM V.I. Capital Appreciation                                824         (120)         704
AIM V.I. International Growth                              4,376      (50,561)     (46,185)
ABVPSF Global Technology Class A                          63,277      (35,606)      27,671
ABVPSF Growth and Income Class A                         404,223     (322,081)      82,142
ABVPSF International Value Class A                       452,966      (84,868)     368,098
ABVPSF Large Cap Growth Class A                            5,821       (5,174)         647
ABVPSF Small/Mid Cap Value Class A                       322,923     (133,303)     189,620
American Century VP Income & Growth                       98,639     (289,368)    (190,729)
American Century VP Inflation Protection Class 2         230,755     (134,282)      96,473
American Century VP International                         78,613      (54,039)      24,574
American Funds Bond Class 2                                   --          (28)         (28)
American Funds Global Growth Class 2                     272,082     (166,807)     105,275
American Funds Global Small Capitalization Class 2       220,011      (71,782)     148,229
American Funds Growth Class 2                          1,382,021     (663,955)     718,066
American Funds Growth-Income Class 2                     380,563     (369,363)      11,200
American Funds High-Income Bond Class 2                  462,187     (434,341)      27,846
American Funds International Class 2                   1,004,601     (372,254)     632,347
American Funds U.S. Government/AAA-Rated Securities
   Class 2                                               477,238     (348,211)     129,027
Delaware VIPT Capital Reserves                            52,284      (43,713)       8,571
Delaware VIPT Diversified Income                         697,855     (147,561)     550,294
Delaware VIPT Emerging Markets                           508,971     (231,165)     277,806
Delaware VIPT High Yield                                 493,709      (50,762)     442,947
Delaware VIPT International Value Equity                      --          (31)         (31)
Delaware VIPT REIT                                       382,187     (304,581)      77,606
Delaware VIPT Small Cap Value                            462,413     (764,452)    (302,039)
Delaware VIPT Trend                                       90,163      (46,947)      43,216
Delaware VIPT U.S. Growth                                 19,252      (23,089)      (3,837)
Delaware VIPT Value                                      684,571     (161,659)     522,912
DWS VIP Equity 500 Index                               3,126,361   (1,574,152)   1,552,209
DWS VIP Small Cap Index                                  931,006     (319,275)     611,731
Fidelity VIP Asset Manager Service Class                 115,098     (699,264)    (584,166)
Fidelity VIP Contrafund Service Class                    820,267     (670,750)     149,517
Fidelity VIP Equity-Income Service Class                 190,813     (182,802)       8,011
Fidelity VIP Growth Service Class                        289,414     (409,827)    (120,413)
Fidelity VIP High Income Service Class                        --          (46)         (46)
Fidelity VIP Mid Cap Service Class                       862,880     (179,472)     683,408
Fidelity VIP Overseas Service Class                      207,676      (95,331)     112,345
FTVIPT Franklin Income Securities                        255,717      (15,228)     240,489
FTVIPT Franklin Small-Mid Cap Growth Securities          117,479      (77,513)      39,966

                                                         UNITS       UNITS     NET INCREASE
SUBACCOUNT                                              ISSUED      REDEEMED    (DECREASE)
----------------------------------------------------  ----------  -----------  ------------
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                                14,831       (7,120)       7,711
FTVIPT Mutual Shares Securities                          431,107      (42,797)     388,310
FTVIPT Templeton Foreign Securities Class 2               32,382     (116,618)     (84,236)
FTVIPT Templeton Global Asset Allocation Class 2           3,306       (1,393)       1,913
FTVIPT Templeton Global Income Securities                258,739      (85,960)     172,779
FTVIPT Templeton Growth Securities                        85,616      (39,700)      45,916
FTVIPT Templeton Growth Securities Class 2                 8,192       (1,778)       6,414
Janus Aspen Series Balanced                               37,172     (245,722)    (208,550)
Janus Aspen Series Balanced Service Shares               101,047      (92,287)       8,760
Janus Aspen Series Flexible Bond                          30,963      (13,744)      17,219
Janus Aspen Series Flexible Bond Service Shares          266,000     (117,579)     148,421
Janus Aspen Series Global Technology Service Shares       28,041       (5,874)      22,167
Janus Aspen Series Mid Cap Growth                        207,179     (119,193)      87,986
Janus Aspen Series Mid Cap Growth Service Shares         137,932     (141,363)      (3,431)
Janus Aspen Series Worldwide Growth                       42,204      (61,952)     (19,748)
Janus Aspen Series Worldwide Growth Service Shares        23,297      (30,678)      (7,381)
Lincoln VIPT Baron Growth Opportunities                   35,066       (3,208)      31,858
Lincoln VIPT Baron Growth Opportunities Service
   Class                                                 405,768     (340,312)      65,456
Lincoln VIPT Capital Growth                                   34           --           34
Lincoln VIPT Cohen & Steers Global Real Estate            35,997         (101)      35,896
Lincoln VIPT Core                                          1,384       (9,035)      (7,651)
Lincoln VIPT Delaware Bond                             2,546,183   (1,448,377)   1,097,806
Lincoln VIPT Delaware Growth and Income                   61,425       (2,374)      59,051
Lincoln VIPT Delaware Social Awareness                    16,744       (5,807)      10,937
Lincoln VIPT Delaware Special Opportunities              292,997      (16,168)     276,829
Lincoln VIPT FI Equity-Income                            117,587     (108,047)       9,540
Lincoln VIPT Growth                                        2,456       (6,658)      (4,202)
Lincoln VIPT Growth Opportunities                          4,478      (15,320)     (10,842)
Lincoln VIPT Janus Capital Appreciation                   83,078      (39,671)      43,407
Lincoln VIPT Marsico International Growth                 21,262          (60)      21,202
Lincoln VIPT MFS Value                                    79,608         (867)      78,741
Lincoln VIPT Turner Mid-Cap Growth                        12,711         (278)      12,433
Lincoln VIPT Mid-Cap Value                                13,757         (406)      13,351
Lincoln VIPT Mondrian International Value                794,262     (648,728)     145,534
Lincoln VIPT Money Market                             18,025,475  (15,313,106)   2,712,369
Lincoln VIPT SSgA S&P 500 Index                          337,168      (14,376)     322,792
Lincoln VIPT SSgA Small-Cap Index                         43,514       (3,945)      39,569
Lincoln VIPT T. Rowe Price Growth Stock                   29,553      (13,062)      16,491
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth      23,496      (19,722)       3,774
Lincoln VIPT Templeton Growth                             14,776         (116)      14,660
Lincoln VIPT UBS Global Asset Allocation                 206,919       (7,896)     199,023
Lincoln VIPT Wilshire 2010 Profile                        72,865         (489)      72,376
Lincoln VIPT Wilshire 2020 Profile                       308,535       (2,021)     306,514
Lincoln VIPT Wilshire 2030 Profile                        13,309          (85)      13,224
Lincoln VIPT Wilshire 2040 Profile                            86           (4)          82
Lincoln VIPT Wilshire Aggressive Profile                  32,166       (9,529)      22,637
Lincoln VIPT Wilshire Conservative Profile               122,691     (106,042)      16,649
Lincoln VIPT Wilshire Moderate Profile                   212,852      (51,526)     161,326
Lincoln VIPT Wilshire Moderately Aggressive Profile      104,109       (5,370)      98,739
M Fund Brandes International Equity                       39,690       15,862       55,552
M Fund Business Opportunity Value                         10,313         (641)       9,672
M Fund Frontier Capital Appreciation                      38,962       (2,788)      36,174
M Fund Turner Core Growth                                 31,529       (8,397)      23,132
MFS VIT Core Equity                                        7,553       (6,482)       1,071
MFS VIT Growth                                             8,773       (3,374)       5,399
MFS VIT Research                                           8,952       (9,185)        (233)
MFS VIT Total Return                                     343,175     (244,069)      99,106
MFS VIT Utilities                                        172,307     (161,435)      10,872
NB AMT Mid-Cap Growth                                    210,534     (159,314)      51,220
NB AMT Partners                                           10,299      (12,779)      (2,480)
NB AMT Regency                                           198,807     (231,704)     (32,897)
Oppenheimer Main Street Growth & Income                    7,107       (6,094)       1,013
Premier VIT OPCAP Managed                                 10,686       (1,573)       9,113

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account S

We have audited the accompanying statement of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account S ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2008, the related statement of operations for the year or period then ended, and the related statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the re-sponsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and sig-nificant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2008, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account S at December 31, 2008, the results of their operations for the year or period then ended, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 13, 2009

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(1) Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(1)


(2) Commission Schedule for Variable Life Policies.(2)

(3) (a) Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(3) and amendments.(6)

(4) (a) Policy Form LN939(15)

     (b) Load Amortization Rider - LR853(15)

     (c) Term Insurance Rider - LR526(8)

     (d) Enhanced Surrender Value Rider - LR529(9)

     (e) Adjustable Benefit Enhancement Rider(12)

     (f) Alternative Policy Loan Rider - LR791(13)

(5) (a) Application Part I - B58 (Filed Herewith)

     (b) Application Part II (Corporate/Individual Owner) - B59 (Filed
Herewith)

     (c) Consent Forms B10457 and B10458 (Filed Herewith)

(6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company.(4)

     (b) Bylaws of The Lincoln National Life Insurance Company.(7)

(7) Form of Reinsurance Contracts.(14)

(8) Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:

     (a) AllianceBernstein Variable Products Series Fund, Inc.(10)

     (b) American Century Investments Variable Portfolios, Inc.(10)

     (c) American Funds Insurance Series(10)

     (d) BlackRock Variable Series Fund, Inc. (filed by amendment)

     (e) Delaware VIP Trust(14)

     (f) DWS Investments VIT Funds(16)

     (g) DWS Variable Series II (filed by amendment)

     (h) Fidelity Variable Insurance Products(14)

     (i) Franklin Templeton Variable Insurance Products Trust(10)

     (j) Janus Aspen Series(14)

     (k) Lincoln Variable Insurance Products Trust(10)

     (l) M Fund, Inc.(14)

     (m) MFS Variable Insurance Trust(14)

     (n) Neuberger Berman Advisers Management Trust(14)

     (o) PIMCO Variable Insurance Trust(14)

(9) (a) Accounting and Financial Administration Services Agreement dated 10/1/07 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(5)

(10) Not applicable.

(11) Opinion and Consent of John L. Reizian, Esq.

(12) Not Applicable.

(13) Not Applicable.

(14) Consent of Ernst & Young LLP, Independent Registered Public Accounting
   Firm.

(15) Not applicable.

(16) Not applicable.

(17) Compliance Procedures(10)

____________________

     (1) Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-72875) filed on February 24, 1999.

     (2) Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6 (File No. 333-72875) filed on May 1, 2000.

   (3) Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.

     (4) Incorporated by reference to Initial Registration Statement on Form N-4 (File No. 333-27783) filed on December 5, 1996.

     (5) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

   (6) (a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.

   (b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

   (c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

     (7) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

     (8) Incorporated by reference to Initial Registration Statement on Form N-6 (File 333-104719) filed on April 24, 2003.

     (9) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-104719) filed on July 17, 2003.

     (10) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-139960) filed on April 1, 2009.

     (11) Incorporated by reference to Post-Effective Amendment No. 29 on Form N-4 (File No. 333-61554) filed on March 16, 2009.

   (12) Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-104719) filed on August 23, 2004.

     (13) Incorporated by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-104719) filed on May 10, 2005.

     (14) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (15) Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-125790) filed on June 14, 2005.

Item 27. Directors and Officers of the Depositor


Name                          Positions and Offices with Depositor
---------------------------   ---------------------------------------------------------------
Dennis R. Glass**             President and Director
Michael J. Burns*****         Senior Vice President
Frederick J. Crawford**       Executive Vice President, Chief Financial Officer and Director
Lawrence A. Samplatsky***     Vice President and Chief Compliance Officer
Mark E. Konen*****            Senior Vice President and Director
See Yeng Quek****             Senior Vice President, Chief Investment Officer and Director
Keith J. Ryan*                Vice President and Director
Dennis L. Schoff**            Senior Vice President and General Counsel
Michael S. Smith*             Senior Vice President and Chief Risk Officer
Rise C. M. Taylor*            Vice President and Treasurer
C. Suzanne Womack**           Secretary and Second Vice President

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

     ** Principal business address is 150 North Radnor Chester Road, Radnor, PA 19087

*** Principal business address is 350 Church Street, Hartford, CT 06103

             **** Principal business address is 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

*****Principal business address is 100 North Greene Street, Greensboro, NC
27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (11)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                        Positions and Offices with Underwriter
-------------------------   ------------------------------------------------
Patrick J. Caulfield***     Vice President and Chief Compliance Officer
Frederick J. Crawford*      Director
Daniel P. Hickey***         Vice President
Randall J. Freitag*         Vice President and Treasurer
Dennis R. Glass*            Director
David M. Kittredge*         Senior Vice President
Terrence Mullen*            President, Chief Executive Officer and Director
Linda Woodward**            Secretary
Keith J. Ryan**             Vice President and Chief Financial Officer

* Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

   ** Principal business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

*** Principal business address is 350 Church Street, Hartford, CT 06103

     (c) N/A

Item 31. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300
S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New
York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                                SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account S, (File No.: 333-125790; 811-09241; CIK: 0001080299) has duly caused this Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 1st day of April, 2009. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

                   LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S (REGISTRANT)

                   By   /s/ Joshua R. Durand
                      -----------------------
                      Joshua R. Durand
                      Assistant Vice President
                      The Lincoln National Life Insurance Company




                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                   (DEPOSITOR)

                   By   /s/ Joshua R. Durand
                      -----------------------
                      Joshua R. Durand
                      Assistant Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement (File No.:
333-125790; 811-09241; CIK: 0001080299) on Form N-6 has been signed below on
April 1, 2009 by the following persons, as officers and directors of the Depositor, in the capacities indicated.


SIGNATURE                                                         TITLE
---------                                                         -----
/s/ Dennis R. Glass                   *
-----------------------------------------                         President and Director
Dennis R. Glass

/s/ Charles C. Cornelio               *
-----------------------------------------                         Executive Vice President; Chief Administrative Officer
Charles C. Cornelio

/s/ Frederick J. Crawford             *                           Executive Vice President; Chief Financial Officer and Director
-----------------------------------------
Frederick J. Crawford

/s/ Mark E. Konen                     *                           Senior Vice President and Director
-----------------------------------------
Mark E. Konen

/s/ See Yeng Quek                     *                           Senior Vice President, Chief Investment Officer and Director
-----------------------------------------
See Yeng Quek

/s/ Keith J. Ryan                     *                           Vice President and Director
-----------------------------------------
Keith J. Ryan



            /s/ John L. Reizian
* By -----------------------------------------
John L. Reizian
Attorney-in-Fact, pursuant to a Power-
of-Attorney filed with this Registration
Statement

                            POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Kelly D. Clevenger, Christine S. Frederick, John D. Weber, Delson R. Campbell, Brian A. Kroll, Lawrence A. Samplatsky and John L. Reizian, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms S-6, N-6, N-3, or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts , hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life Flexible Premium Variable Life Account D: 033-00417
Lincoln Life Flexible Premium Variable Life Account F: 033-14692; 333-40745 Lincoln Life Flexible Premium Variable Life Account G: 033-22740
Lincoln Life Flexible Premium Variable Life Account J:  033-76434
Lincoln Life Flexible Premium Variable Life Account K: 033-76432
Lincoln Life Flexible Premium Variable Life Account M: 333-42479; 333-54338; 333-84370; 333-84360; 333-111137; 333-111128; 333-118478; 333-118477;
333-63940; 333-82663; 333-139960; 333-145090; 333-146507
Lincoln Life Flexible Premium Variable Life Account R: 333-33782; 333-90432; 333-115882; 333-125792; 333-125991; 333-43107; 333-145235; 333-145239
Lincoln Life Flexible Premium Variable Life Account S: 333-72875; 333-104719; 333-125790
Lincoln Life Flexible Premium Variable Life Account Y: 333-118482;
333-118481; 333-115883; 333-81882; 333-81884; 333-81890; 333-90438; 333-156123
Lincoln Life Flexible Premium Variable Life Account JF-A: 333-144268; 333-144269; 333-144271; 333-144272; 333-144273; 333-144274; 333-144275
Lincoln Life Flexible Premium Variable Life Account JF-C: 333-144264;
333-144270

VARIABLE ANNUITY SEPARATE ACCOUNTS:
Lincoln National Variable Annuity Fund A: 002-26342; 002-25618
Lincoln National Variable Annuity Account C: 033-25990; 333-50817; 333-68842; 333-112927
Lincoln National Variable Annuity Account E: 033-26032
Lincoln National Variable Annuity Account H: 033-27783; 333-18419; 333-35780; 333-35784; 333-61592; 333-63505; 333-135219
Lincoln National Variable Annuity Account L: 333-04999
Lincoln Life Variable Annuity Account N: 333-40937; 333-36316; 333-36304; 333-61554; 333-119165; 333-135039; 333-138190; 333-149434
Lincoln Life Variable Annuity Account Q: 333-43373
Lincoln Life Variable Annuity Account T: 333-32402; 333-73532
Lincoln Life Variable Annuity Account W: 333-52572; 333-52568; 333-64208 Lincoln Life Variable Annuity Account JL-A: 333-141888
Lincoln Life Variable Annuity Account JF-I: 333-144276; 333-144277
Lincoln Life Variable Annuity Account JF-II: 333-144278

The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.


SIGNATURE                                           TITLE
---------                                           -----
/s/ Dennis R. Glass                                 President and Director
---------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio                             Executive Vice President; Chief Administrative Officer
---------------------------------
Charles C. Cornelio

/s/ Frederick J. Crawford                           Executive Vice President; Chief Financial Officer and
---------------------------------                   Director
Frederick J. Crawford

/s/ Mark E. Konen                                   Senior Vice President and Director
---------------------------------
Mark E. Konen

/s/ See Yeng Quek                                   Senior Vice President, Chief Investment Officer and
---------------------------------                   Director
See Yeng Quek

/s/ Keith J/ Ryan                                   Vice President and Director
---------------------------------
Keith J. Ryan


Version dated: February 24, 2009